UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number   811-21774
                                                      -----------

                        First Trust Exchange-Traded Fund
           ----------------------------------------------------------
               (Exact name of registrant as specified in charter)


                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
           ----------------------------------------------------------
              (Address of principal executive offices) (Zip code)


                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
           ----------------------------------------------------------
                    (Name and address of agent for service)


       registrant's telephone number, including area code:   (630) 765-8000
                                                            ----------------

                      Date of fiscal year end:   December 31
                                                -------------

                  Date of reporting period:   December 31, 2010
                                             -------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:


[LOGO OMITTED] First Trust


First Trust Exchange-Traded Fund

--------------------------------------------------------------

  First Trust Dow Jones Select MicroCap Index(SM) Fund
  First Trust Morningstar(R) Dividend Leaders(SM) Index Fund First Trust US IPO Index Fund
  First Trust NASDAQ-100 Equal Weighted Index(SM) Fund
  First Trust NASDAQ-100-Technology Sector Index(SM) Fund First Trust NYSE Arca Biotechnology Index Fund
  First Trust Dow Jones Internet Index(SM) Fund
  First Trust Strategic Value Index Fund
  First Trust Value Line(R) Equity Allocation Index Fund First Trust Value Line(R) Dividend Index Fund
  First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund First Trust S&P REIT Index Fund
  First Trust ISE Water Index Fund
  First Trust ISE-Revere Natural Gas Index Fund
  First Trust ISE Chindia Index Fund
  First Trust Value Line(R) 100 Exchange-Traded Fund
  First Trust NASDAQ(R) ABA Community Bank Index Fund



---------------------
    Annual Report
  December 31, 2010
---------------------

--------------------------------------------------------------------------------
 Table of Contents
--------------------------------------------------------------------------------

                        First Trust Exchange-Traded Fund
                               December 31, 2010

Shareholder Letter.......................................................   2
Market Overview..........................................................   3
Fund Performance Overview
   First Trust Dow Jones Select MicroCap Index(SM) Fund..................   4
   First Trust Morningstar(R) Dividend Leaders(SM) Index Fund............   6
   First Trust US IPO Index Fund.........................................   8
   First Trust NASDAQ-100 Equal Weighted Index(SM) Fund .................  10
   First Trust NASDAQ-100-Technology Sector Index(SM) Fund ..............  12
   First Trust NYSE Arca Biotechnology Index Fund .......................  14
   First Trust Dow Jones Internet Index(SM) Fund ........................  16
   First Trust Strategic Value Index Fund ...............................  18
   First Trust Value Line(R) Equity Allocation Index Fund ...............  20
   First Trust Value Line(R) Dividend Index Fund ........................  22
   First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund ...........  24
   First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund ..........  26
   First Trust S&P REIT Index Fund ......................................  28
   First Trust ISE Water Index Fund .....................................  30
   First Trust ISE-Revere Natural Gas Index Fund ........................  32
   First Trust ISE Chindia Index Fund ...................................  34
   First Trust Value Line(R) 100 Exchange-Traded Fund ...................  36
   First Trust NASDAQ(R) ABA Community Bank Index Fund...................  38
Notes to Fund Performance Overview.......................................  40
Understanding Your Fund Expenses.........................................  41
Portfolio of Investments
   First Trust Dow Jones Select MicroCap Index(SM) Fund..................  43
   First Trust Morningstar(R) Dividend Leaders(SM) Index Fund............  47
   First Trust US IPO Index Fund.........................................  49
   First Trust NASDAQ-100 Equal Weighted Index(SM) Fund .................  52
   First Trust NASDAQ-100-Technology Sector Index(SM) Fund ..............  54
   First Trust NYSE Arca Biotechnology Index Fund .......................  55
   First Trust Dow Jones Internet Index(SM) Fund ........................  56
   First Trust Strategic Value Index Fund ...............................  57
   First Trust Value Line(R) Equity Allocation Index Fund ...............  59
   First Trust Value Line(R) Dividend Index Fund ........................  62
   First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund ...........  65
   First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund ..........  67
   First Trust S&P REIT Index Fund ......................................  68
   First Trust ISE Water Index Fund .....................................  70
   First Trust ISE-Revere Natural Gas Index Fund ........................  71
   First Trust ISE Chindia Index Fund ...................................  72
   First Trust Value Line(R) 100 Exchange-Traded Fund ...................  74
   First Trust NASDAQ(R) ABA Community Bank Index Fund...................  77
Statements of Assets and Liabilities.....................................  80
Statements of Operations.................................................  84
Statements of Changes in Net Assets......................................  88
Financial Highlights.....................................................  94
Notes to Financial Statements............................................ 105
Report of Independent Registered Public Accounting Firm.................. 117
Additional Information .................................................. 118
Board of Trustees and Officers........................................... 123
Risk Considerations...................................................... 125
Privacy Policy........................................................... 128

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  Caution Regarding Forward-Looking Statements

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund (the "Trust") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.


                        Performance and Risk Disclosure

There is no assurance that any series of the Trust described in this report (each such series is referred to as a "Fund" and collectively, the "Funds") will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk Considerations" at the end of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.


                            How to Read This Report

This report contains information that may help you evaluate your investment. It includes details about each Fund's portfolio and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the portfolio commentary by Robert F. Carey, Chief Investment Officer of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in each Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
 Shareholder Letter
--------------------------------------------------------------------------------

                        First Trust Exchange-Traded Fund
                           Message from the President
                               December 31, 2010


Dear Shareholders:

I'm pleased to present you with the annual report for your investment in First Trust Exchange-Traded Fund.

First Trust Advisors L.P. ("First Trust") has always believed that staying invested in quality products and having a long-term horizon can help investors reach their financial goals. Successful investors understand that the success they have achieved is typically because of their long-term investment perspective through all kinds of markets. While the past two years have been challenging, during 2010 the markets were recovering from their lows of 2008-2009.

The report you hold gives detailed information for the past twelve months about the Funds that comprise the First Trust Exchange-Traded Fund. It contains each Fund's performance review and financial statements for the period. I encourage you to read this document and discuss it with your financial advisor.

First Trust has been through many types of markets. That's why we remain committed to being a long-term investor and investment manager and to bringing you quality investment solutions regardless of the inevitable volatility the market experiences. We offer a variety of products that may fit many financial plans to help those investors seeking long-term investment success. You may want to talk to your advisor about the investments First Trust offers that might also fit your financial goals.

First Trust is committed to making available up-to-date information about your investments so you and your financial advisor have current information on your portfolio. We continue to value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals. I look forward to 2011 and to the next edition of the Fund's report.

Sincerely,


/s/ James A. Bowen


James A. Bowen
President of First Trust Exchange-Traded Fund

--------------------------------------------------------------------------------
 Market Overview
--------------------------------------------------------------------------------

                        First Trust Exchange-Traded Fund
                                 Annual Report
                               December 31, 2010

[PHOTO OMITTED]     Robert F. Carey, CFA
                    Senior Vice President and Chief Investment Officer
                    First Trust Advisors L.P.

                    Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has 22 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.


State of the Economy

There are some distinct signals from the markets and economy that the healing process in the U.S. has taken hold. Perhaps the best is the plunge in the default rate of high-yield corporate bonds, which are highly speculative by design. So they are a good barometer of risk. The U.S. speculative-grade default rate stood at 3.4% in December, down from 14.1% in the fourth quarter of 2009, according to Moody's Investors Service. The overall credit situation in the debt markets continues to improve as well. Only 6.1% of companies with low credit ratings are considered to be distressed, down from over 80% in late 2008, according to Standard & Poor's. That would likely not be occurring if confidence in the economic recovery were not growing.

There was a dramatic drop-off in the number of companies filing for bankruptcy in 2010. BankruptcyData.com reported that 106 public companies filed, down from 211 in 2009. Nine out of the top 10 filings were banks and financial firms, which is consistent with the notion that the epicenter of the subprime mortgage meltdown was the bank and brokerage industries.

The S&P/Experian Consumer Credit Default Indices showed a marked improvement from November to December and year-over-year, according to Standard & Poor's. Defaults declined across all major categories of consumer borrowing. The following shows the (monthly and 12-month) default results as of December 2010:
First Mortgage (-4.34% and -38.57%); Second Mortgage (-3.07% and -50.76%); Bank Card (-1.77% and -17.68%); and Auto Loans (-4.45% and -36.85%).

The U.S. commercial real estate market performed better than many expected in 2010. Vacancies for apartment buildings, office complexes, retail malls and self-storage facilities are stabilizing. Commercial real estate prices jumped sharply from November to December, according to Moody's. The 4.1% rise was the largest sequential monthly gain on record since the Moody's/REAL Commercial Property Price Index was started in 2000.

Gross domestic product ("GDP") in the U.S. has expanded for six consecutive quarters. GDP grew by an annualized 3.2% in the fourth quarter of 2010. The average quarterly growth rate over the past 20 years was 2.6%. The Blue Chip Economic Indicators survey revealed that those economists polled expect the U.S. GDP growth rate to be 3.1% in 2011. Brian Wesbury, Chief Economist at First Trust Advisors L.P., is more bullish and sees growth coming in at 4.4%.

U.S. Stocks and Bonds

All of the major U.S. stock indices posted double-digit returns in 2010. The S&P 500 Index, S&P MidCap 400 Index and S&P SmallCap 600 Index were up 15.06%, 26.65%, and 26.32%, respectively, according to Bloomberg. All 10 major sectors in the S&P 500 posted gains. The top-performing sector was Consumer Discretionary, up 27.85%, while the poorest showing came from Health Care, up 2.90%. The year-over-year estimated earnings growth rate for the companies in the S&P 500 Index is expected to be 14.6% in 2010, according to Standard & Poor's.

The current bull market in the S&P 500 lasted 663 calendar days at the close of 2010, according to Bespoke Investment Group. The bear market that preceded it lasted 517 calendar days. Since 1928, the average bull market has lasted 915 calendar days, vs. 310 for the average bear market. That is nearly three times as long. Since 1940, the average bull has lasted 1,600 calendar days, which just happens to be slightly more than three times the duration (517 days) of the last bear market.

In the U.S. bond market, for the second consecutive year, the top-performing major debt group was high-yield corporate bonds. The Barclays Capital U.S. Corporate High Yield Index posted a total return of 15.12%. The next closest domestic category was intermediate corporate bonds, up 8.27%, as measured by the Barclays Capital Intermediate Corporate Index. The Barclays Capital Municipal
Bond: Long Bond (22+) Index posted the worst return, up 1.1%.

Foreign Stocks and Bonds

Riskier asset classes dominated the overseas markets as well. The Barclays Capital Global Emerging Markets Index of debt securities rose 10.93% (USD) in 2010, while the MSCI Emerging Markets Index of stocks gained 18.88% (USD). The Barclays Capital Global Aggregate Index of higher quality debt returned 5.54%
(USD), while the MSCI World Index (excluding the U.S.) of stocks from developed countries gained 11.15% (USD). The U.S. dollar boosted returns for U.S. investors by declining 1.06% against a basket of major currencies.

--------------------------------------------------------------------------------
 Fund Performance Overview
--------------------------------------------------------------------------------

FDM - First Trust Dow Jones Select MicroCap Index(SM) Fund

The First Trust Dow Jones Select MicroCap Index(SM) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Select MicroCap Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index measures the performance of selected U.S. micro-capitalization companies chosen from all common stocks traded on the New York Stock Exchange ("NYSE(R)"), NYSE Amex and The NASDAQ Stock Market, Inc. ("NASDAQ(R)") that are comparatively liquid and have strong fundamentals relative to the micro-capitalization segment as a whole. The Fund's shares are listed for trading on the NYSE Arca, Inc. ("NYSE Arca"). The first day of secondary market trading in shares of the Fund was 09/30/05.

------------------------------------------------------------------------------------------------------------------------------------
 Performance as of December 31, 2010
------------------------------------------------------------------------------------------------------------------------------------
                                                                            Average Annual                Cumulative
                                                                             Total Returns               Total Returns
                                                            1 Year      5 Years      Inception       5 Years     Inception
                                                             Ended       Ended      (09/27/05)        Ended      (09/27/05)
                                                           12/31/10    12/31/10     to 12/31/10     12/31/10     to 12/31/10
Fund Performance
 NAV                                                       25.77%        1.95%         2.57%        10.16%        14.29%
 Market Value                                              25.98%        1.98%         2.57%        10.33%        14.29%
Index Performance
 Dow Jones Select MicroCap Index(SM)                       26.43%        2.70%         3.32%        14.22%        18.76%
 Russell 2000(R) Index                                     26.85%        4.47%         4.74%        24.46%        27.59%
------------------------------------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)


Performance Review

The Consumer Discretionary sector led all sectors in the Fund in contribution to total return over the twelve-month period with a +6.2% contribution. The Fund's holdings in the sector had an average weight in the portfolio of 16.7% and returned +35.3%. The top individual contributor from the sector was auto component company Dorman Products, Inc., which was helped by rebounding auto sales. The company returned +131.3% during the year as it reported year-over-year revenue increases of +14.6%, +19.5%, and +21.6% in the first, second, and third quarters of 2010, respectively. The Financials sector was the second best contributor to total return with a +6.1% contribution. iStar Financial, Inc. was the best individual contributor from the sector with a +0.6% contribution. During the time iStar Financial was in the Fund during 2010, it returned +106.2% as the company narrowed losses and restructured debt to avoid bankruptcy. The Materials sector was the best-performing sector in the Fund as the Fund's holdings from the sector had an annual return of +45.9%. Buckeye Technologies, Inc. was the Materials sector's best performer (+116.4% annual return) and contributor (+0.8% contribution). The cellulose-based fiber manufacturer cited robust demand and favorable pricing for its products as drivers for its strong sales growth. The Materials sector's small average weight in the Fund (6.9%) limited its contribution to the Fund's total return to +2.0%.

--------------------------------------------------------------------------------
                   Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------
       (by contribution to return over the year ended December 31, 2010)

       Top-Performing Stocks                    Bottom-Performing Stocks

    Buckeye Technologies, Inc.          TeleCommunication Systems, Inc., Class A
      iStar Financial, Inc.                     Terra Nova Royalty Corp.
          Lindsay Corp.                           ATP Oil & Gas Corp.
      Dorman Products, Inc.              A-Power Energy Generation Systems, Ltd.
   Applied Signal Technology, Inc.                 Dollar Financial Corp.



____________________
Dow Jones and Dow Jones Select MicroCap Index(SM) are products of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC ("CME") and have been licensed for use. The Fund, based on the Dow Jones Select MicroCap Index(SM), is not sponsored, endorsed, sold or promoted by CME, Dow Jones or their respective affiliates, and CME, Dow Jones and their respective affiliates make no representation regarding the advisability of trading in the Fund.

--------------------------------------------------------------------------------
 Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FDM - First Trust Dow Jones Select MicroCap Index(SM) Fund (Continued)


--------------------------------------------------------------------------------
 Portfolio Sector Allocation as of December 31, 2010
--------------------------------------------------------------------------------
                                         % of Long-Term
 Sector                                    Investments
--------------------------------------------------------------------------------
Financials                                    27.45%
Consumer Discretionary                        18.58
Industrials                                   16.12
Information Technology                        14.99
Health Care                                    7.46
Materials                                      5.46
Consumer Staples                               3.32
Energy                                         3.24
Telecommunication Services                     1.95
Utilities                                      1.43
                                             _______
      Total                                  100.00%
                                             =======


--------------------------------------------------------------------------------
 Top Ten Portfolio Holdings as of December 31, 2010
--------------------------------------------------------------------------------
                                         % of Long-Term
 Security                                  Investments
--------------------------------------------------------------------------------
 Buckeye Technologies, Inc.                    1.18%
 Strategic Hotels & Resorts, Inc.              1.12
 Lindsay Corp.                                 1.04
 iStar Financial, Inc.                         1.01
 Sonic Solutions                               1.00
 Modine Manufacturing Co.                      1.00
 First Commonwealth Financial Corp.            0.95
 Associated Estates Realty Corp.               0.88
 ATMI, Inc.                                    0.88
 Shuffle Master, Inc.                          0.86
                                               _____
      Total                                    9.92%
                                               =====

--------------------------------------------------------------------------------
                  Performance of a $10,000 Initial Investment
                     September 27, 2005 - December 31, 2010


              First Trust
             Dow Jones Select           Dow Jones Select             Russell
          MicroCap Index(SM) Fund      MicroCap Index(SM)         2000(R) Index

 9/05           $10,000                    $10,000                   $10,000
12/05           $10,374                    $10,397                   $10,252
 6/06           $10,968                    $11,033                   $11,094
12/06           $12,001                    $12,115                   $12,134
 6/07           $12,746                    $12,910                   $12,917
12/07           $11,278                    $11,474                   $11,944
 6/08            $9,896                    $10,100                   $10,825
12/08            $7,520                     $7,707                    $7,909
 6/09            $7,362                     $7,568                    $8,118
12/09            $9,087                     $9,393                   $10,058
 6/10            $8,833                     $9,153                    $9,862
12/10           $11,427                    $11,876                   $12,759
--------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of December 31, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2006 through December 31, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                          Number of Days Bid/Ask Midpoint At/Above NAV
For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
01/01/06 - 12/31/06                    125                       8                         2                        0
01/01/07 - 12/31/07                    125                      12                         5                        0
01/01/08 - 12/31/08                    139                       9                         1                        0
01/01/09 - 12/31/09                    121                       6                         0                        0
01/01/10 - 12/31/10                    169                       0                         0                        0

                           Number of Days Bid/Ask Midpoint Below NAV

For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
01/01/06 - 12/31/06                    116                       0                         0                        0
01/01/07 - 12/31/07                    100                       4                         5                        0
01/01/08 - 12/31/08                     99                       5                         0                        0
01/01/09 - 12/31/09                    120                       5                         0                        0
01/01/10 - 12/31/10                     83                       0                         0                        0

--------------------------------------------------------------------------------
 Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FDL - First Trust Morningstar(R) Dividend Leaders(SM) Index Fund

The First Trust Morningstar(R) Dividend Leaders(SM) Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Morningstar(R) Dividend Leaders(SM) Index (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index offers investors a benchmark for dividend portfolios as well as a means to invest in a portfolio of stocks that have a consistent record of growing dividends as well as the ability to sustain them. The Index consists of the top 100 stocks, based on dividend yield, of the securities listed on one of the three major exchanges (NYSE(R), NYSE Amex or NASDAQ(R)) that have been selected through the application of Morningstar, Inc.'s proprietary multi-step screening process. The Index is rebalanced four times annually in March, June, September and December. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was 03/15/06.


------------------------------------------------------------------------------------------------------------------------------------
 Performance as of December 31, 2010
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Average Annual            Cumulative
                                                                                      Total Returns           Total Returns
                                                                  1 Year Ended    Inception (03/09/06)    Inception (03/09/06)
                                                                    12/31/10           to 12/31/10             to 12/31/10
Fund Performance
 NAV                                                                 16.05%              -0.48%                  -2.28%
 Market Value                                                        16.27%              -0.45%                  -2.13%
Index Performance
 Morningstar(R) Dividend Leaders(SM) Index                           16.67%              -0.01%                  -0.06%
 S&P 500(R) Index                                                    15.06%               1.89%                   9.45%
------------------------------------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)


Performance Review

The Telecommunication Services sector led all sectors over the twelve-month period in terms of contribution with a +4.1% contribution to the Fund's total return. The sector included Verizon Communications, Inc., which was the Fund's second largest holding (8.8% average weight) and top contributor (+2.4%). The wireless communication company returned +23.2% for the year on successful sales of its DROID smart phones and the announcement of its 4G network. The Energy sector was the next largest contributor to total return with a +3.4% contribution. The Fund's holdings in the sector included oil companies Chevron Corp. and ConocoPhillips. Both companies received most of their positive performance in the second half of the year as future global growth prospects improved and fears of a double-dip recession eased. Chevron returned +23.0% for the year and contributed +2.1% to the Fund's total return. ConocoPhillips returned +23.9% during the time it was held in the portfolio over the twelve months and contributed +1.2% to the Fund's total return. The Materials sector was the best performing sector in the Fund with a +47.5% annual return. E.I. du Pont de Nemours & Co. was mostly responsible for the sector's performance. The company returned +54.5% during the period and contributed +1.5% to the Fund's total return as robust auto sales increased demand for its products used in paint and electronics. Due to the Materials sector's small average Fund weight of 4.5%, its contribution to the Fund's total return was limited to +1.8%.

--------------------------------------------------------------------------------
                   Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------
       (by contribution to return over the year ended December 31, 2010)

        Top-Performing Stocks                       Bottom-Performing Stocks

    Verizon Communications, Inc.                          Exelon Corp.
            Chevron Corp.                               FirstEnergy Corp.
    E.I. du Pont de Nemours & Co.                        H&R Block, Inc.
           ConocoPhillips                                   PPL Corp.
              AT&T, Inc.                             R.R. Donnelley & Sons Co.

____________________
Morningstar(R) is a service mark of Morningstar, Inc. and has been licensed for use. The First Trust Morningstar(R) Dividend Leaders(SM) Index Fund is not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc., nor does this company make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FDL - First Trust Morningstar(R) Dividend Leaders(SM) Index Fund (Continued)


--------------------------------------------------------------------------------
 Portfolio Sector Allocation as of December 31, 2010
--------------------------------------------------------------------------------
                                         % of Long-Term
 Sector                                    Investments
--------------------------------------------------------------------------------
 Utilities                                    28.34%
 Telecommunication Services                   21.55
 Energy                                       15.72
 Health Care                                  15.53
 Consumer Staples                              6.44
 Financials                                    3.63
 Materials                                     3.26
 Industrials                                   2.23
 Information Technology                        1.78
 Consumer Discretionary                        1.52
                                             _______
      Total                                  100.00%
                                             =======


--------------------------------------------------------------------------------
 Top Ten Portfolio Holdings as of December 31, 2010
--------------------------------------------------------------------------------
                                         % of Long-Term
 Security                                  Investments
--------------------------------------------------------------------------------
 Chevron Corp.                                10.11%
 Verizon Communications, Inc.                 10.09
 AT&T, Inc.                                    9.90
 Merck & Co., Inc.                             8.17
 ConocoPhillips                                5.62
 Bristol-Myers Squibb Co.                      3.89
 Eli Lilly & Co.                               3.41
 Kraft Foods, Inc., Class A                    3.31
 Southern Co.                                  2.68
 E.I. du Pont de Nemours & Co.                 2.66
                                              ______
      Total                                   59.84%
                                              ======


--------------------------------------------------------------------------------
                  Performance of a $10,000 Initial Investment
                       March 9, 2006 - December 31, 2010
--------------------------------------------------------------------------------
              First Trust
              Morningstar(R)          Morningstar(R)
          Dividend Leaders(SM)      Dividend Leaders(SM)    S&P 500(R)
              Index Fund                 Index                Index

03/06           $10,000                 $10,000              $10,000
12/06           $12,077                 $12,110              $11,317
06/07           $12,392                 $12,462              $12,104
12/07           $10,793                 $10,870              $11,939
06/08            $7,995                  $8,069              $10,516
12/08            $7,371                  $7,462               $7,522
06/09            $6,961                  $7,067               $7,760
12/09            $8,420                  $8,567               $9,512
06/10            $8,039                  $8,197               $8,879
12/10            $9,771                  $9,995              $10,945
--------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of December 31, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period March 15, 2006 (commencement of trading) through December 31, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                          Number of Days Bid/Ask Midpoint At/Above NAV
For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
03/15/06 - 12/31/06                    116                       8                         3                        0
01/01/07 - 12/31/07                    122                       6                         5                        0
01/01/08 - 12/31/08                    148                       8                         4                        2
01/01/09 - 12/31/09                    135                       4                         3                        0
01/01/10 - 12/31/10                    185                       0                         0                        0

                           Number of Days Bid/Ask Midpoint Below NAV
For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
03/15/06 - 12/31/06                     75                       0                         0                        0
01/01/07 - 12/31/07                    107                      10                         1                        0
01/01/08 - 12/31/08                     84                       4                         2                        1
01/01/09 - 12/31/09                    106                       3                         1                        0
01/01/10 - 12/31/10                     66                       1                         0                        0

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FPX - First Trust US IPO Index Fund

The First Trust US IPO Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the IPOX-100 U.S. Index (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is a modified value-weighted price index measuring the performance of the top 100 U.S. companies ranked quarterly by market capitalization in the IPOX Global Composite Index. The Index utilizes a 10% capping on all constituents and includes the 100 largest, typically best performing and most liquid initial public offerings ("IPOs") of the U.S. companies in the IPOX Global Composite Index. The IPOX Global Composite Index is reconstituted regularly with IPOs being added to the IPOX Global Composite Index at their seventh trading day upon "going public" and automatically exiting after 1,000 trading days or approximately four years thereafter. The Index is reconstituted quarterly to reflect changes in the stock market values of the IPOX Global Composite Index constituents and IPO activity during the past quarter, with new companies entering the Index while other companies reach 1,000 days in the Index and automatically drop out. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was 04/13/06.

--------------------------------------------------------------------------------
 Performance as of December 31, 2010
--------------------------------------------------------------------------------
                                         Average Annual         Cumulative
                                          Total Returns        Total Returns
                         1 Year Ended  Inception (04/12/06) Inception (04/12/06)
                            12/31/10       to 12/31/10          to 12/31/10

Fund Performance
 NAV                         18.28%           4.36%               22.30%
 Market Value                18.44%           4.38%               22.40%
Index Performance
 IPOX-100 U.S. Index         19.08%           5.00%               25.93%
 Russell 3000(R) Index       16.93%           1.93%                9.45%
------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)

Performance Review

The Consumer Discretionary sector led all sectors over the period with a +6.5% contribution to the Fund's total return. The sector had an average weight of 17.5% in the Fund, which was second only to the Information Technology sector, and the Fund's holdings in the sector returned +42.7%, which was best among all sectors with a greater than 2.0% average weight in the Fund. Time Warner Cable, Inc. was the top contributor from the sector with a 2.1% contribution to the Fund's total return. The company had an annual return of +64.4%, citing new customers and pricier products, such as DVRs, as reasons for the successful year. The Consumer Staples sector was the next best-contributing sector in the Fund, with a +5.4% contribution to the Fund's total return. Philip Morris International, Inc., the Fund's largest individual holding with an average weight of 10.1%, was the sector and the Fund's best individual contributor (+3.3%). Despite weakness in some markets, the company was able to raise prices on its cigarettes and increase its revenue +10% for the first three quarters of 2010 versus the same time period the previous year. Strong performance from Concho Resources, Inc. helped the Energy sector be the third best contributing sector with a +3.0% contribution to the Fund's total return. Concho Resources returned +95.2% for the year and contributed +0.9% to the Fund's total return as increasing oil prices helped boost revenues.

--------------------------------------------------------------------------------
                   Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------
       (by contribution to return over the year ended December 31, 2010)

           Top-Performing Stocks                Bottom-Performing Stocks

     Philip Morris International, Inc.              Visa, Inc., Class A
          Time Warner Cable, Inc.                MasterCard, Inc., Class A
           Tyco Electronics Ltd.                Clearwire Corp., Class A
        Mead Johnson Nutrition Co.                 A123 Systems, Inc.
          Concho Resources, Inc.                     Covidien PLC



____________________
The Fund is not sponsored, endorsed, sold or promoted by IPOX(R). IPOX(R) makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FPX - First Trust US IPO Index Fund (Continued)


--------------------------------------------------------------------------------
 Portfolio Sector Allocation as of December 31, 2010
--------------------------------------------------------------------------------
                                         % of Long-Term
 Sector                                    Investments
--------------------------------------------------------------------------------
Information Technology                        26.83%
Consumer Discretionary                        22.00
Consumer Staples                              16.24
Energy                                         9.40
Financials                                     8.08
Industrials                                    7.21
Health Care                                    6.87
Telecommunication Services                     1.70
Materials                                      0.88
Utilities                                      0.79
                                             _______
      Total                                  100.00%
                                             =======


--------------------------------------------------------------------------------
 Top Ten Portfolio Holdings as of December 31, 2010
--------------------------------------------------------------------------------
                                         % of Long-Term
 Security                                  Investments
--------------------------------------------------------------------------------
General Motors Co.                            10.32%
Philip Morris International, Inc.              9.78
Visa, Inc., Class A                            8.66
Time Warner Cable, Inc.                        4.18
Covidien PLC                                   4.08
Spectra Energy Corp.                           2.89
Tyco Electronics Ltd.                          2.82
Mead Johnson Nutrition Co.                     2.27
Lorillard, Inc.                                2.19
Western Union Co.                              2.17
                                             _______
     Total                                    49.36%
                                             =======


--------------------------------------------------------------------------------
                  Performance of a $10,000 Initial Investment
                       April 12, 2006 - December 31, 2010

                       First Trust US        IPOX-100         Russell
                       IPO Index Fund       U.S. Index      3000(R) Index

04/06                      $10,000            $10,000          $10,000
12/06                      $11,100            $11,154          $11,064
06/07                      $12,385            $12,481          $11,851
12/07                      $12,712            $12,844          $11,633
06/08                      $11,784            $11,941          $10,348
12/08                       $7,134             $7,245           $7,293
06/09                       $8,087             $8,248           $7,599
12/09                      $10,339            $10,575           $9,360
06/10                       $9,726             $9,980           $8,794
12/10                      $12,228            $12,594          $10,945
--------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of December 31, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 13, 2006 (commencement of trading) through December 31, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                          Number of Days Bid/Ask Midpoint At/Above NAV
For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
04/13/06 - 12/31/06                     37                       0                         0                        0
01/01/07 - 12/31/07                     96                       9                         4                        1
01/01/08 - 12/31/08                    133                       3                         6                        0
01/01/09 - 12/31/09                    109                       3                         0                        0
01/01/10 - 12/31/10                    149                       0                         0                        0

                           Number of Days Bid/Ask Midpoint Below NAV
For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
04/13/06 - 12/31/06                    144                       0                         0                        0
01/01/07 - 12/31/07                    135                       5                         1                        0
01/01/08 - 12/31/08                    108                       2                         1                        0
01/01/09 - 12/31/09                    135                       5                         0                        0
01/01/10 - 12/31/10                    103                       0                         0                        0

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

QQEW - First Trust NASDAQ-100 Equal Weighted Index(SM) Fund

The First Trust NASDAQ-100 Equal Weighted Index(SM) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Equal Weighted Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is the equal-weighted version of the NASDAQ-100 Index(R) which includes 100 of the largest non-financial securities listed on NASDAQ(R) based on market capitalization. The Index contains the same securities as the NASDAQ-100 Index(R) but each of the securities is initially set at a weight of 1.00% of the Index and is rebalanced quarterly. The Fund's shares are listed for trading on the NASDAQ(R). The first day of secondary market trading in shares of the Fund was 04/25/06.

------------------------------------------------------------------------------------------------------------------------------------
 Performance as of December 31, 2010
------------------------------------------------------------------------------------------------------------------------------------
                                                         Average Annual            Cumulative
                                                          Total Returns           Total Returns
                                      1 Year Ended    Inception (04/19/06)    Inception (04/19/06)
                                        12/31/10           to 12/31/10             to 12/31/10
Fund Performance
 NAV                                     21.25%               3.90%                  19.69%
 Market Value                            21.13%               3.90%                  19.69%
Index Performance
 NASDAQ-100 Equal Weighted Index(SM)     21.98%               4.54%                  23.19%
 NASDAQ-100 Index(R)                     20.15%               6.02%                  31.61%
------------------------------------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)


Performance Review

The Information Technology sector was the heaviest-weighted sector in the Fund with a 46.1% average weight. As a result, the sector was a clear leader in contribution to total return (+9.0%) over the period even though its performance (+19.8% annual return) lagged most other sectors in the Fund. Baidu, Inc. led the sector and Fund in contribution and performance. During 2010, the Chinese search engine widened its lead over Google as the most used search engine in China. Baidu had an annual return of +134.7% and contributed +1.1% to the Fund's total return. The Consumer Discretionary sector was the second best-contributing sector with a +4.7% contribution to the Fund's total return. priceline.com, Inc. was the top contributor from the sector. The company returned +82.9% for the year and contributed +1.0% to the Fund's total return. An increase in market share for hotel bookings outside the U.S. and acquisition of car-service company TravelJigsaw helped the company to the solid returns. The Industrials sector was the best performing (+42.6% annual return) and third best-contributing (+3.5%) sector in the Fund. Mining equipment manufacturer Joy Global, Inc. led the sector with a +70.1% annual return and a contribution to total return of +0.7%. The company benefitted from an increase in commodity demand from emerging markets which strengthened demand for its mining equipment.

--------------------------------------------------------------------------------
                   Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------
       (by contribution to return over the year ended December 31, 2010)

        Top-Performing Stocks                 Bottom-Performing Stocks

          Baidu, Inc., ADR                   Apollo Group Inc., Class A
         priceline.com, Inc.                Vertex Pharmaceuticals, Inc.
           Illumina, Inc.                        Adobe Systems, Inc.
         Wynn Resorts, Ltd.                         NVIDIA Corp.
            SanDisk Corp.                        Cisco Systems, Inc.



____________________
NASDAQ(R), NASDAQ-100(R), NASDAQ-100 Index(R), and NASDAQ-100 Equal Weighted Index(SM) are trademarks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as the Corporations) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
 Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

QQEW - First Trust NASDAQ-100 Equal Weighted Index(SM) Fund (Continued)


--------------------------------------------------------------------------------
 Portfolio Sector Allocation as of December 31, 2010
--------------------------------------------------------------------------------
                                         % of Long-Term
 Sector                                    Investments
 Information Technology                       48.03%
 Consumer Discretionary                       22.06
 Health Care                                  17.81
 Industrials                                   6.08
 Telecommunication Services                    3.02
 Consumer Staples                              2.00
 Materials                                     1.00
                                             _______
      Total                                  100.00%
                                             =======

--------------------------------------------------------------------------------
 Top Ten Portfolio Holdings as of December 31, 2010
--------------------------------------------------------------------------------
                                         % of Long-Term
 Security                                  Investments
--------------------------------------------------------------------------------
 Sears Holdings Corp.                          1.09%
 NVIDIA Corp.                                  1.07
 Adobe Systems, Inc.                           1.07
 FLIR Systems, Inc.                            1.05
 Virgin Media, Inc.                            1.05
 Cisco Systems, Inc.                           1.04
 Millicom International Cellular S.A.          1.04
 Applied Materials, Inc.                       1.04
 Infosys Technologies Ltd., ADR                1.03
 Bed Bath & Beyond, Inc.                       1.03
                                              ______
      Total                                   10.51%
                                              ======

--------------------------------------------------------------------------------
                  Performance of a $10,000 Initial Investment
                       April 19, 2006 - December 31, 2010

                 First Trust              NASDAQ-100
               NASDAQ-100 Equal         Equal Weighted          NASDAQ-100
           Weighted Index(SM) Fund        Index(SM)              Index(R)

04/06            $10,000                   $10,000               $10,000
12/06            $10,060                   $10,097               $10,168
06/07            $11,050                   $11,117               $11,217
12/07            $11,040                   $11,142               $12,124
06/08             $9,673                    $9,785               $10,708
12/08             $6,187                    $6,292                $7,084
06/09             $7,653                    $7,803                $8,671
12/09             $9,871                   $10,100               $10,954
06/10             $9,314                    $9,561               $10,278
12/10            $11,968                   $12,321               $13,161
--------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of December 31, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 25, 2006 (commencement of trading) through December 31, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                          Number of Days Bid/Ask Midpoint At/Above NAV
For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
04/25/06 - 12/31/06                    105                       0                         1                        0
01/01/07 - 12/31/07                    151                       0                         3                        0
01/01/08 - 12/31/08                    152                       4                         1                        1
01/01/09 - 12/31/09                    144                       0                         0                        0
01/01/10 - 12/31/10                    155                       1                         0                        0


                           Number of Days Bid/Ask Midpoint Below NAV
For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
04/25/06 - 12/31/06                     68                       0                         0                        0
01/01/07 - 12/31/07                     97                       0                         0                        0
01/01/08 - 12/31/08                     94                       1                         0                        0
01/01/09 - 12/31/09                    104                       3                         1                        0
01/01/10 - 12/31/10                     95                       1                         0                        0

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

QTEC - First Trust NASDAQ-100-Technology Sector Index(SM) Fund

The First Trust NASDAQ-100-Technology Sector Index(SM) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Technology Sector Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is an equal-weighted index based on the securities of the NASDAQ-100 Index(R) that are classified as "technology" according to the Industry Classification Benchmark classification system. The NASDAQ-100 Index(R) includes 100 of the largest domestic and international non-financial companies listed on NASDAQ(R) based on market capitalization. The Fund's shares are listed for trading on the NASDAQ(R). The first day of secondary market trading in shares of the Fund was 04/25/06.

------------------------------------------------------------------------------------------------------------------------------------
 Performance as of December 31, 2010
------------------------------------------------------------------------------------------------------------------------------------

                                                            Average Annual            Cumulative
                                                             Total Returns           Total Returns
                                         1 Year Ended    Inception (04/19/06)    Inception (04/19/06)
                                           12/31/10           to 12/31/10             to 12/31/10
Fund Performance
 NAV                                        21.92%               5.58%                  29.07%
 Market Value                               21.83%               5.60%                  29.22%
Index Performance
 NASDAQ-100 Technology Sector Index(SM)     22.66%               6.24%                  32.93%
 S&P 500 Information Technology Index       10.19%               4.20%                  21.33%
 S&P 500(R) Index                           15.06%               1.28%                   6.15%
------------------------------------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)


Performance Review

The Software industry led all industries in the Fund in contribution to total return over the twelve-month period with a contribution of +6.2%. Citrix Systems, Inc. was the best performer and contributor from the industry. The company, which makes software used to control computers remotely, jumped +19.7% in a single day after receiving upgrades by 5 analysts due to strong demand for its XenDesktop virtualization program. For the year, the company returned +64.4% and contributed +1.9% to the Fund's total return. The IT Services industry was the best-performing industry in the Fund with an annual return of +51.1%. Cognizant Technology Solutions Corp. led the industry in performance (+61.7%) and contribution to total return (+1.6%). For the quarter ended September 2010, the company reported its sixth consecutive revenue increase, including sequential increases of +15.2% and +10.1% reported in the quarters ending June and September 2010, respectively. Baidu, Inc. was well ahead of the rest of the Fund's constituents in performance and contribution. The Chinese search engine increased its lead over Google as the most used search engine in China, helping the company return +134.7% and contribute +3.1% to the Fund's total return during 2010.

--------------------------------------------------------------------------------
                   Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------
       (by contribution to return over the year ended December 31, 2010)

               Top-Performing Stocks               Bottom-Performing Stocks

                 Baidu, Inc., ADR                     Adobe Systems, Inc.
               Citrix Systems, Inc.                      NVIDIA Corp.
                  SanDisk Corp.                       Cisco Systems, Inc.
                  NetApp, Inc.                        Seagate Technology
Cognizant Technology Solutions Corp., Class A       Research In Motion Ltd.



____________________
NASDAQ(R), NASDAQ-100(R), NASDAQ-100 Index(R), and NASDAQ-100 Technology Sector Index(SM) are trademarks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as the Corporations) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

QTEC - First Trust NASDAQ-100-Technology Sector Index(SM) Fund (Continued)


--------------------------------------------------------------------------------
Portfolio Industry Allocation as of December 31, 2010
--------------------------------------------------------------------------------
                                         % of Long-Term
 Industry                                  Investments
--------------------------------------------------------------------------------
 Semiconductors & Semiconductor
    Equipment                                 32.54%
 Software                                     25.04
 Computers & Peripherals                      12.69
 Internet Software & Services                 12.23
 Communications Equipment                      9.93
 IT Services                                   5.12
 Health Care Technology                        2.45
                                             _______
      Total                                  100.00%
                                             =======


--------------------------------------------------------------------------------
Top Ten Portfolio Holdings as of December 31, 2010
--------------------------------------------------------------------------------
                                         % of Long-Term
 Security                                  Investments
--------------------------------------------------------------------------------
 NVIDIA Corp.                                  2.69%
 Adobe Systems, Inc.                           2.68
 Cisco Systems, Inc.                           2.60
 Applied Materials, Inc.                       2.59
 Infosys Technologies Ltd., ADR                2.58
 Xilinx, Inc.                                  2.57
 Seagate Technology                            2.56
 NetApp, Inc.                                  2.56
 SanDisk Corp.                                 2.56
 Yahoo!, Inc.                                  2.55
                                              ______
      Total                                   25.94%
                                              ======


--------------------------------------------------------------------------------
                  Performance of a $10,000 Initial Investment
                       April 19, 2006 - December 31, 2010

           First Trust             NASDAQ-100          S&P 500
        NASDAQ-100-Technology      Technology        Information     S&P 500(R)
        Sector Index(SM) Fund   Sector Index(SM)   Technology Index    Index

04/06       $10,000                 $10,000           $10,000          $10,000
12/06        $9,985                 $10,020           $10,296          $10,975
06/07       $10,925                 $10,989           $11,256          $11,739
12/07       $10,750                 $10,847           $11,975          $11,579
06/08        $9,755                  $9,872           $10,409          $10,199
12/08        $5,885                  $5,983            $6,809           $7,295
06/09        $7,890                  $8,048            $8,502           $7,526
12/09       $10,587                 $10,838           $11,011           $9,224
06/10        $9,782                 $10,041            $9,847           $8,611
12/10       $12,907                 $13,293           $12,133          $10,615
--------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of December 31, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 25, 2006 (commencement of trading) through December 31, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                          Number of Days Bid/Ask Midpoint At/Above NAV
For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
04/25/06 - 12/31/06                    103                       1                         1                        1
01/01/07 - 12/31/07                    153                       0                         0                        0
01/01/08 - 12/31/08                    138                       6                         1                        1
01/01/09 - 12/31/09                    151                       4                         0                        0
01/01/10 - 12/31/10                    188                       0                         0                        0

                           Number of Days Bid/Ask Midpoint Below NAV
For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
04/25/06 - 12/31/06                     68                       0                         0                        0
01/01/07 - 12/31/07                     98                       0                         0                        0
01/01/08 - 12/31/08                    104                       2                         1                        0
01/01/09 - 12/31/09                     94                       3                         0                        0
01/01/10 - 12/31/10                     63                       1                         0                        0

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FBT - First Trust NYSE Arca Biotechnology Index Fund

The First Trust NYSE Arca Biotechnology Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NYSE Arca Biotechnology Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is an equal dollar-weighted index designed to measure the performance of a cross section of companies in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. Such processes include, but are not limited to, recombinant DNA technology, molecular biology, genetic engineering, monoclonal antibody-based technology, lipid/liposome technology and genomics. This Index is rebalanced quarterly based on closing prices on the third Friday in January, April, July and October to ensure that each component stock continues to represent approximately equal weight in the Index. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was 06/23/06.

------------------------------------------------------------------------------------------------------------------------------------
Performance as of December 31, 2010
------------------------------------------------------------------------------------------------------------------------------------
                                                           Average Annual            Cumulative
                                                            Total Returns           Total Returns
                                        1 Year Ended    Inception (06/19/06)     Inception (06/19/06)
                                          12/31/10           to 12/31/10             to 12/31/10
Fund Performance
 NAV                                       36.90%              16.22%                  97.69%
 Market Value                              36.99%              16.24%                  97.89%
Index Performance
 NYSE Arca Biotechnology Index(SM)         37.73%              16.93%                 103.27%
 NASDAQ(R) Biotechnology Index             16.04%               7.23%                  37.26%
 S&P 500(R) Index                          15.06%               2.48%                  11.74%
 S&P Composite 1500 Health Care Index       5.20%               3.54%                  17.11%
------------------------------------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)


Performance Review

InterMune, Inc. was the Fund's leading performer (+179.1% annual return) and contributor (+15.6%) to the Fund's total return over the period. The company's stock tripled in March after an advisory panel to the FDA recommended approval of Intermune's lung drug Pirfenidone. In early May, the company's stock gave back those gains and more when the FDA did not approve the drug, but instead asked for a new clinical trial. In December, the company's stock more than doubled after the European Medicines Agency adopted a positive opinion for the same drug. Illumina, Inc. was the next best-performing stock in the Fund, with a +106.5% annual return. Helping the company's performance was the strong revenues it received from its HiSeq 2000 system, which can sequence a human genome faster and cheaper than existing methods. For the year, Illumina contributed +4.3% to the Fund's total return. Some other strong performers from the Fund included Sequenom, Inc. (+93.6%), OSI Pharmaceuticals (+85.0%), and Alexion Pharmaceuticals, Inc. (+65.0%).

--------------------------------------------------------------------------------
                   Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------
       (by contribution to return over the year ended December 31, 2010)

           Top-Performing Stocks                Bottom-Performing Stocks

              InterMune, Inc.                 Vertex Pharmaceuticals, Inc.
              Sequenom, Inc.                   Human Genome Sciences, Inc.
            OSI Pharmaceuticals                       Celera Corp.
              Illumina, Inc.                      Gilead Sciences, Inc.
       Alexion Pharmaceuticals, Inc.              Myriad Genetics, Inc.



____________________
The NYSE Arca Biotechnology Index(SM) is a trademark of NYSE Euronext or its affiliates ("NYSE Euronext") and is licensed for use by First Trust. The Fund is not sponsored or endorsed by NYSE Euronext. NYSE Euronext makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in the Fund or the ability of the Fund to track the performance of the various sectors represented in the stock market. NYSE Euronext has no obligation to take the needs of the owners of the Fund into consideration in determining, composing or calculating the Index. NYSE Euronext is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FBT - First Trust NYSE Arca Biotechnology Index Fund (Continued)


--------------------------------------------------------------------------------
Portfolio Industry Allocation as of December 31, 2010
--------------------------------------------------------------------------------
                                         % of Long-Term
 Industry                                  Investments
--------------------------------------------------------------------------------
 Biotechnology                                70.15%
 Life Sciences Tools & Services               26.09
 Pharmaceuticals                               3.76
                                             _______
      Total                                  100.00%
                                             =======


--------------------------------------------------------------------------------
Top Ten Portfolio Holdings as of December 31, 2010
--------------------------------------------------------------------------------
                                         % of Long-Term
 Security                                  Investments
--------------------------------------------------------------------------------
 InterMune, Inc.                              11.31%
 Illumina, Inc.                                5.90
 Alexion Pharmaceuticals, Inc.                 5.39
 Myriad Genetics, Inc.                         5.36
 Life Technologies Corp.                       5.35
 Biogen Idec, Inc.                             5.28
 Sequenom, Inc.                                5.08
 Affymetrix, Inc.                              4.93
 Celera Corp.                                  4.86
 QIAGEN N.V.                                   4.83
                                              ______
      Total                                   58.29%
                                              ======


--------------------------------------------------------------------------------
                  Performance of a $10,000 Initial Investment
                       June 19, 2006 - December 31, 2010
        First Trust
         NYSE Arca     NYSE Arca        NASDAQ(R)       S&P      S&P Composite
      Biotechnology  Biotechnology   Biotechnology     500(R)     1500 Health
        Index Fund     Index(SM)         Index         Index      Care Index

06/06    $10,000       $10,000         $10,000        $10,000       $10,000
12/06    $11,775       $11,815         $11,114        $11,554       $11,194
06/07    $12,105       $12,179         $11,177        $12,358       $11,919
12/07    $12,205       $12,320         $11,630        $12,189       $12,092
06/08    $11,410       $11,557         $11,086        $10,736       $10,593
12/08     $9,968       $10,138         $10,200         $7,679        $9,218
06/09    $10,722       $10,921         $10,491         $7,922        $9,305
12/09    $14,441       $14,758         $11,828         $9,711       $11,132
06/10    $15,629       $16,026         $11,227         $9,065       $10,324
12/10    $19,768       $20,327         $13,726        $11,174       $11,712
--------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of December 31, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period June 23, 2006 (commencement of trading) through December 31, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                          Number of Days Bid/Ask Midpoint At/Above NAV
For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
06/23/06 - 12/31/06                    64                        0                         0                        0
01/01/07 - 12/31/07                   162                        8                         1                        0
01/01/08 - 12/31/08                   170                        9                         0                        0
01/01/09 - 12/31/09                    93                        3                         0                        0
01/01/10 - 12/31/10                   165                        1                         0                        1

                           Number of Days Bid/Ask Midpoint Below NAV
For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
06/23/06 - 12/31/06                    68                        0                         0                        0
01/01/07 - 12/31/07                    76                        3                         1                        0
01/01/08 - 12/31/08                    72                        1                         1                        0
01/01/09 - 12/31/09                   152                        4                         0                        0
01/01/10 - 12/31/10                    83                        1                         0                        1

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FDN - First Trust Dow Jones Internet Index(SM) Fund

The First Trust Dow Jones Internet Index(SM) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Internet Composite Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index represents companies that generate the majority of their revenues via the Internet. The Index was designed and is maintained according to a set of rules that were devised with the goal of providing clear and accurate views of the growing Internet market segment. The Index aims to consistently represent 80% of the float-adjusted Internet equity universe. The Index contains two sub-indexes, the Dow Jones Internet Commerce Index and the Dow Jones Internet Services Index. For its stock to be eligible for the "universe," a company must generate at least 50% of annual sales/revenues from the Internet, and be currently included in the Dow Jones U.S. Index. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was 06/23/06.

------------------------------------------------------------------------------------------------------------------------------------
Performance as of December 31, 2010
------------------------------------------------------------------------------------------------------------------------------------
                                                                        Average Annual            Cumulative
                                                                         Total Returns           Total Returns
                                                     1 Year Ended    Inception (06/19/06)    Inception (06/19/06)
                                                       12/31/10           to 12/31/10             to 12/31/10
Fund Performance
 NAV                                                    36.63%              12.70%                  71.98%
 Market Value                                           36.74%              12.73%                  72.18%
Index Performance
 Dow Jones Internet Composite Index(SM)                 37.25%              13.28%                  76.02%
 S&P 500(R) Index                                       15.06%               2.48%                  11.74%
 S&P Composite 1500 Information Technology Index        12.13%               7.32%                  37.76%
------------------------------------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)

Performance Review

A majority of the Fund's holdings were a part of the Consumer Discretionary or Information Technology sectors. The Fund's holdings in the Consumer Discretionary sector made up an average of 18.8% of the Fund's portfolio, and had an annual return of +63.3%. The sector contributed +11.7% to the Fund's total return. The Fund's holdings in the Information Technology sector made up an average of 74.4% of the Fund, had an annual return of +35.9%, and contributed +26.5% to the Fund's total return. From the Consumer Discretionary sector, Netflix, Inc. led all the Fund's holdings with a +218.9% annual return and a +4.8% contribution to the Fund's total return. The online movie rental service surpassed 20 million subscribers as it enhanced its online streaming by making its service available through a multitude of devices. Also from the Consumer Discretionary sector, priceline.com, Inc. was the Fund's second best contributor to total return with a +4.1% contribution on an +82.9% annual return. An increase in market share for hotel bookings outside the U.S. and acquisition of car-service company TravelJigsaw helped the company to the solid returns. The leading contributor from the Information Technology sector was Salesforce.com, Inc. with a +3.1% contribution to total return on an annual return of +78.9%. The cloud computing company announced in November 2010 that it had increased its paying customers by +28% from the previous year and expects sales for the fiscal year 2012 to reach as high as $2 billion.

--------------------------------------------------------------------------------
                   Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------
       (by contribution to return over the year ended December 31, 2010)

        Top-Performing Stocks                  Bottom-Performing Stocks

            Netflix, Inc.                        Google, Inc., Class A
         priceline.com, Inc.                  Ticketmaster Entertainment
        Salesforce.com, Inc.                    E*TRADE Financial Corp.
      Akamai Technologies, Inc.                     Blue Nile, Inc.
          Amazon.com, Inc.                           Yahoo!, Inc.



____________________
Dow Jones and Dow Jones Internet Composite Index(SM) are products of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC ("CME") and have been licensed for use. The Fund, based on the Dow Jones Internet Composite Index(SM), is not sponsored, endorsed, sold or promoted by CME, Dow Jones or their respective affiliates and CME, Dow Jones and their respective affiliates make no representation regarding the advisability of trading in the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FDN - First Trust Dow Jones Internet Index(SM) Fund (Continued)


--------------------------------------------------------------------------------
Portfolio Sector Allocation as of December 31, 2010
--------------------------------------------------------------------------------
                                         % of Long-Term
 Sector                                    Investments
--------------------------------------------------------------------------------
 Information Technology                       73.39%
 Consumer Discretionary                       19.33
 Financials                                    4.85
 Health Care                                   2.43
                                             _______
      Total                                  100.00%
                                             =======


--------------------------------------------------------------------------------
Top Ten Portfolio Holdings as of December 31, 2010
--------------------------------------------------------------------------------
                                         % of Long-Term
 Security                                  Investments
--------------------------------------------------------------------------------
 Google, Inc., Class A                        10.18%
 Amazon.com, Inc.                              7.65
 eBay, Inc.                                    5.46
 Yahoo!, Inc.                                  4.86
 Juniper Networks, Inc.                        4.83
 priceline.com, Inc.                           4.63
 Salesforce.com, Inc.                          4.01
 Check Point Software Technologies Ltd.        3.35
 Akamai Technologies, Inc.                     3.21
 Netflix, Inc.                                 3.15
                                              ______
      Total                                   51.33%
                                              ======


--------------------------------------------------------------------------------
                  Performance of a $10,000 Initial Investment
                       June 19, 2006 - December 31, 2010

           First Trust      Dow Jones
            Dow Jones       Internet                       S&P Composite 1500
            Internet        Composite                         Information
         Index(SM) Fund     Index(SM)   S&P 500(R) Index    Technology Index
06/06       $10,000          $10,000        $10,000             $10,000
12/06       $11,285          $11,315        $11,554             $11,574
06/07       $12,975          $13,044        $12,358             $12,716
12/07       $12,545          $12,651        $12,189             $13,360
06/08       $11,203          $11,327        $10,736             $11,638
12/08        $7,023           $7,114         $7,679              $7,629
06/09        $9,374           $9,524         $7,922              $9,506
12/09       $12,587          $12,825         $9,711             $12,286
06/10       $11,980          $12,222         $9,065             $11,055
12/10       $17,197          $17,603        $11,174             $13,776
--------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of December 31, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period June 23, 2006 (commencement of trading) through December 31, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                          Number of Days Bid/Ask Midpoint At/Above NAV
For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
06/23/06 - 12/31/06                     71                       0                         0                        0
01/01/07 - 12/31/07                    130                       7                         6                        0
01/01/08 - 12/31/08                    140                       4                         1                        0
01/01/09 - 12/31/09                    134                       2                         1                        0
01/01/10 - 12/31/10                    189                       0                         0                        0

                           Number of Days Bid/Ask Midpoint Below NAV
For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%

06/23/06 - 12/31/06                     61                       0                         0                        0
01/01/07 - 12/31/07                    101                       5                         2                        0
01/01/08 - 12/31/08                    105                       2                         1                        0
01/01/09 - 12/31/09                    112                       3                         0                        0
01/01/10 - 12/31/10                     63                       0                         0                        0

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FDV - First Trust Strategic Value Index Fund

The First Trust Strategic Value Index Fund (formerly known as First Trust DB Strategic Value Index Fund) (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Credit Suisse U.S. Value Index, Powered by HOLT(TM) (the "Index"). The Index is an equally-weighted index which measures the performance of fifty stocks which have the highest HOLT valuation score and meet liquidity and tradeability requirements. The HOLT valuation scoring model aims to convert accounting data into cash as measured by HOLT's proprietary CFROI(R) metric. The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was 07/11/06.

------------------------------------------------------------------------------------------------------------------------------------
Performance as of December 31, 2010
------------------------------------------------------------------------------------------------------------------------------------

                                                                                     Average Annual            Cumulative
                                                                                      Total Returns           Total Returns
                                                                  1 Year Ended    Inception (07/06/06)    Inception (07/06/06)
                                                                    12/31/10           to 12/31/10             to 12/31/10
Fund Performance
 NAV                                                                 14.04%               4.51%                  21.87%
 Market Value                                                        14.09%               4.52%                  21.92%
Index Performance
 Deutsche Bank CROCI(R) US+ Index(TM)                                10.72%               4.25%                  20.50%
 Credit Suisse U.S. Value Index, Powered by HOLT(TM) *                 N/A                 N/A                     N/A
 Composite Benchmark (1)                                             14.76%               5.16%                  24.90%
 S&P 500 Value Index                                                 15.10%              -0.53%                  -2.35%
 S&P 500(R) Index                                                    15.06%               1.87%                   8.65%
------------------------------------------------------------------------------------------------------------------------------------

* On June 19, 2010, the Fund's underlying index changed from the Deutsche Bank CROCI(R) US+ Index(TM), to the Credit Suisse U.S. Value Index, Powered by HOLT(TM). Since the Fund's new underlying index had an inception date of June 14, 2010, it was not in existence for any of the periods disclosed.


(See Notes to Fund Performance Overview on page 40.)

Performance Review

The Financials sector led all the sectors in the Fund for the period with a +4.1% contribution to total return. Financials companies had an average weight of 14.9% in the Fund, second only to the Health Care sector, and the Fund's holdings in the sector returned +14.7% for the year. Ameriprise Financial, Inc. was the sector's best contributor with a +0.7% contribution. The financial planning firm increased adviser productivity (operating net revenue per adviser) and was helped by market appreciation as it returned +50.7% for the year. The Energy sector was the second best-contributing sector in the Fund with a +3.6% contribution. The sector had two of the Fund's top five individual contributors:
National Oilwell Varco, Inc. and Chevron Corp. Both companies experienced strong performance in the second half of the year as global economic prospects improved and energy prices increased. Chevron had a return of +36.3% during the time it was in the Fund in 2010 and contributed +0.7% to the Fund's total return. National Oilwell Varco also contributed +0.7% to the Fund's total return as the company returned +36.3% during the time it was held in the Fund in 2010. Materials company Freeport-McMoRan Copper & Gold, Inc. was the Fund's top individual contributor and performer. During the time it was held in the Fund in 2010, the company returned +83.2% and contributed +1.6% to the Fund's total return. The company's performance benefitted from favorable metals prices. The price of copper, for example, increased +48.8% in the second half of the year. Health Care stocks were a drag on the Fund's performance. The sector was the most represented sector in the Fund with a +32.3% average weight and it was the only sector with a negative contribution to the Fund's total return (-0.7%).

--------------------------------------------------------------------------------
                   Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------
       (by contribution to return over the year ended December 31, 2010)

             Top-Performing Stocks              Bottom-Performing Stocks

     Freeport-McMoRan Copper & Gold, Inc.        Boston Scientific Corp.
                  eBay, Inc.                          SanDisk Corp.
          Ameriprise Financial, Inc.              Western Digital Corp.
                 Chevron Corp.                    Gilead Sciences, Inc.
         National Oilwell Varco, Inc.                 Pfizer, Inc.



(1) The Composite Benchmark is based on both the Deutsche Bank CROCI(R) US+ Index(TM), the Fund's prior Index (the "Old Index") and the Credit Suisse U.S. Value Index, Powered by HOLT(TM), the Fund's current Index (the "New Index"). FDV changed its underlying index at the close of business on June 18, 2010 from the Old Index to the New Index. Because of this, the June 18th closing value of the New Index was divided by the June 18th closing value of the Old Index to obtain a conversion multiple to make the performance of the indexes comparable. Using this conversion multiple, the Composite Benchmark return is calculated using the performance of the Old Index from Fund inception through June 18, 2010 and the New Index performance from June 19, 2010 (adjusted by the conversion multiple) through December 31, 2010.

____________________
"Credit Suisse," "HOLT" and "Credit Suisse U.S. Value Index, Powered by HOLT(TM)," are trademarks of Credit Suisse Group AG, Credit Suisse Securities
(USA) LLC or one of their affiliates (collectively, "Credit Suisse"), and have been licensed for use for certain purposes by First Trust. THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY CREDIT SUISSE, AND CREDIT SUISSE MAKEs NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, REGARDING THE ADVISABILITY OF INVESTING OR TRADING IN THE FUND.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FDV - First Trust Strategic Value Index Fund (Continued)


--------------------------------------------------------------------------------
Portfolio Sector Allocation as of December 31, 2010
--------------------------------------------------------------------------------
                                         % of Long-Term
 Sector                                    Investments
--------------------------------------------------------------------------------
 Health Care                                  29.41%
 Financials                                   28.26
 Energy                                       10.71
 Consumer Discretionary                        9.64
 Information Technology                        7.64
 Materials                                     4.23
 Consumer Staples                              4.04
 Industrials                                   3.96
 Telecommunication Services                    2.11
                                             _______
      Total                                  100.00%
                                             =======


--------------------------------------------------------------------------------
Top Ten Portfolio Holdings as of December 31, 2010
--------------------------------------------------------------------------------
                                         % of Long-Term
 Security                                  Investments
--------------------------------------------------------------------------------
 Valero Energy Corp.                           2.40%
 Freeport-McMoRan Copper & Gold, Inc.          2.27
 St. Jude Medical, Inc.                        2.20
 Hess Corp.                                    2.17
 CVS Caremark Corp.                            2.17
 Bank of America Corp.                         2.16
 Marathon Oil Corp.                            2.15
 Citigroup, Inc.                               2.15
 Capital One Financial Corp.                   2.13
 Biogen Idec, Inc.                             2.11
                                              ______
      Total                                   21.91%
                                              ======


--------------------------------------------------------------------------------
                  Performance of a $10,000 Initial Investment
                        July 6, 2006 - December 31, 2010

               First Trust     Deutsche Bank
             Strategic Value    CROCI(R) US+      S&P 500         S&P 500(R)
               Index Fund        Index(TM)      Value Index        Index

07/06           $10,000           $10,000        $10,000          $10,000
12/06           $11,074           $11,072        $11,294          $11,235
06/07           $12,444           $12,472        $12,126          $12,016
12/07           $12,210           $12,273        $11,519          $11,852
06/08           $11,253           $11,332        $ 9,671          $10,440
12/08           $ 7,665           $ 7,762        $ 7,002          $ 7,467
06/09           $ 8,640           $ 8,775        $ 6,903          $ 7,703
12/09           $10,686           $10,884        $ 8,484          $ 9,443
06/10           $ 9,880           $10,014        $ 8,034          $ 8,815
12/10           $12,185           $12,051        $ 9,765          $10,866
--------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of December 31, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period July 11, 2006 (commencement of trading) through December 31, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                          Number of Days Bid/Ask Midpoint At/Above NAV
For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
07/11/06 - 12/31/06                    63                        1                         0                        0
01/01/07 - 12/31/07                    121                      15                         4                        0
01/01/08 - 12/31/08                    115                       3                         2                        0
01/01/09 - 12/31/09                    139                       3                         0                        0
01/01/10 - 12/31/10                    152                       0                         0                        0

                           Number of Days Bid/Ask Midpoint Below NAV
For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
07/11/06 - 12/31/06                    57                        0                         0                        0
01/01/07 - 12/31/07                    100                       8                         2                        1
01/01/08 - 12/31/08                    126                       7                         0                        0
01/01/09 - 12/31/09                    107                       3                         0                        0
01/01/10 - 12/31/10                    100                       0                         0                        0

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FVI - First Trust Value Line(R) Equity Allocation Index Fund

The First Trust Value Line(R) Equity Allocation Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) Equity Allocation Index(TM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is designed to objectively identify and select those stocks from the 1,700-stock Value Line(R) universe across market capitalizations and investment styles for growth and value that appear to have the greatest potential for capital appreciation. The Index is rebalanced on a semi-annual basis in February and August. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was 12/07/06.

------------------------------------------------------------------------------------------------------------------------------------
Performance as of December 31, 2010
------------------------------------------------------------------------------------------------------------------------------------
                                                              Average Annual            Cumulative
                                                               Total Returns           Total Returns
                                           1 Year Ended    Inception (12/05/06)    Inception (12/05/06)
                                             12/31/10           to 12/31/10             to 12/31/10
Fund Performance
 NAV                                          19.85%               1.77%                   7.42%
 Market Value                                 20.03%               1.81%                   7.59%
Index Performance
 Value Line(R) Equity Allocation Index(TM)    21.03%               2.65%                  11.26%
 Russell 3000(R) Index                        16.93%              -0.25%                  -1.00%
------------------------------------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)


Performance Review

The Consumer Discretionary sector led all sectors in the Fund for the twelve months with a contribution to total return of +7.6%. It was the heaviest-weighted sector in the Fund with an average weight of 21.3% and the Fund's holdings in the sector returned +37.3%, second only to the Information Technology sector. From the Consumer Discretionary sector, Netflix, Inc. was the Fund's best individual performer and the sector's top individual contributor with an annual return of +218.9% and a +0.8% contribution to the Fund's total return. The online movie rental service surpassed 20 million subscribers as it enhanced its online streaming by making its service available through a multitude of devices. The Information Technology sector was the best performing sector in the Fund (+38.0%) and the second best contributor to the Fund's total return with a +5.0% contribution. The sector included the Fund's best individual contributor, electronics contract manufacturer Sanmina-SCI Corp. Sanmina-SCI was only held in the Fund from the beginning of 2010 to the second half of February 2010, but during that time the company's stock returned +49.4% and contributed +2.2% to the Fund's total return. In the fiscal first quarter of 2010, Sanmina-SCI posted its first quarterly profit in five quarters citing an increase in sales, a decrease in expenses, and a $35.6 million gain from a legal settlement. Also of note, the Financials and Health Care sectors had contributions to the Fund's total return of +2.6% and +2.3%, respectively.

--------------------------------------------------------------------------------
                     Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------
       (by contribution to return over the year ended December 31, 2010)

         Top-Performing Stocks                Bottom-Performing Stocks

           Sanmina-SCI Corp.             Potash Corp. of Saskatchewan, Inc.
         Novo Nordisk A/S, ADR                     H&R Block, Inc.
             Netflix, Inc.                           Daimler AG
            AutoZone, Inc.                 ITT Educational Services, Inc.
          priceline.com, Inc.             L-3 Communications Holdings, Inc.



____________________
"Value Line(R)" and "Value Line(R) Equity Allocation Index" are trademarks of Value Line(R), Inc. and have been licensed for use for certain purposes by First Trust on behalf of the Fund. The Fund, based on the Value Line(R) Equity Allocation Index, is not sponsored, endorsed, sold, or promoted by Value Line(R), Inc., and Value Line(R) makes no representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FVI - First Trust Value Line(R) Equity Allocation Index Fund (Continued)


--------------------------------------------------------------------------------
Portfolio Sector Allocation as of December 31, 2010
--------------------------------------------------------------------------------
                                         % of Long-Term
 Sector                                    Investments
--------------------------------------------------------------------------------
 Consumer Discretionary                       24.10%
 Health Care                                  17.36
 Financials                                   15.13
 Information Technology                       13.74
 Consumer Staples                             10.61
 Utilities                                     6.72
 Telecommunication Services                    3.95
 Industrials                                   3.46
 Materials                                     2.65
 Energy                                        2.28
                                             _______
      Total                                  100.00%
                                             =======


--------------------------------------------------------------------------------
 Top Ten Portfolio Holdings as of December 31, 2010
--------------------------------------------------------------------------------
                                         % of Long-Term
 Security                                  Investments
--------------------------------------------------------------------------------
 Magna International, Inc.                     1.40%
 priceline.com, Inc.                           1.38
 Texas Instruments, Inc.                       1.37
 Tyco Electronics Ltd.                         1.36
 AutoZone, Inc.                                1.34
 Novo Nordisk A/S, ADR                         1.34
 Taiwan Semiconductor Manufacturing Co.,
      Ltd., ADR                                1.33
 CenturyLink, Inc.                             1.31
 Cognizant Technology Solutions Corp., Class A 1.29
 ConocoPhillips                                1.27
                                              ______
      Total                                   13.39%
                                              ======


--------------------------------------------------------------------------------
                  Performance of a $10,000 Initial Investment
                      December 5, 2006 - December 31, 2010
--------------------------------------------------------------------------------
                       First Trust
                      Value Line(R)
                         Equity           Value Line(R)
                       Allocation            Equity           Russell 3000(R)
                       Index Fund      Allocation Index(TM)      Index

 12/5/06               $10,000           $10,000                $10,000
12/31/06                $9,890            $9,897                $10,008
   06/07               $10,610           $10,623                $10,720
   12/07               $10,350           $10,398                $10,522
   06/08                $9,470            $9,551                 $9,360
   12/08                $6,681            $6,772                 $6,597
   06/09                $7,037            $7,177                 $6,874
   12/09                $8,962            $9,192                 $8,466
   06/10                $8,831            $9,104                 $7,954
   12/10               $10,741           $11,125                 $9,900
--------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of December 31, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period December 7, 2006 (commencement of trading) through December 31, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                          Number of Days Bid/Ask Midpoint At/Above NAV
For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
12/07/06 - 12/31/06                     7                        0                         0                        0
01/01/07 - 12/31/07                     80                       6                         2                        0
01/01/08 - 12/31/08                    110                       5                         0                        1
01/01/09 - 12/31/09                    110                       3                         0                        0
01/01/10 - 12/31/10                    156                       0                         0                        0

                           Number of Days Bid/Ask Midpoint Below NAV
For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
12/07/06 - 12/31/06                      9                       0                         0                        0
01/01/07 - 12/31/07                    157                       5                         1                        0
01/01/08 - 12/31/08                    131                       4                         2                        0
01/01/09 - 12/31/09                    138                       1                         0                        0
01/01/10 - 12/31/10                     95                       1                         0                        0

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FVD - First Trust Value Line(R) Dividend Index Fund

The First Trust Value Line(R) Dividend Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) Dividend Index(TM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is designed to objectively identify and select those stocks from the universe of stocks which Value Line, Inc(R) gives a Safety(TM) Ranking of #1 or #2 in the Value Line(R) Safety(TM) Ranking System and have the potential to pay above-average dividends and achieve capital appreciation. The Index is rebalanced on a monthly basis. The Fund's shares are listed for trading on the NYSE Arca.

------------------------------------------------------------------------------------------------------------------------------------
Performance as of December 31, 2010
------------------------------------------------------------------------------------------------------------------------------------
                                                              Average Annual               Cumulative
                                                               Total Returns              Total Returns
                                             1 Year      5 Years      Inception       5 Years     Inception
                                              Ended       Ended      (08/19/03)        Ended      (08/19/03)
                                            12/31/10    12/31/10     to 12/31/10     12/31/10     to 12/31/10
Fund Performance
 NAV                                        16.08%        4.07%         6.95%        22.10%        64.05%
 Market Value                               16.07%        6.95%         6.96%        39.94%        64.17%
Index Performance
 Value Line(R) Dividend Index(TM)           17.00%         N/A           N/A           N/A           N/A
 S&P 500(R) Index                           15.06%        2.29%         5.22%        11.99%        45.47%
 Dow Jones U.S. Select Dividend Index(SM)   18.32%        0.57%          N/A          2.90%          N/A
------------------------------------------------------------------------------------------------------------------------------------

  On December 15, 2006, the Fund acquired the assets and adopted the financial and performance history of First Trust Value Line(R) Dividend Fund (the
  "Predecessor FVD Fund," a closed-end fund), which had an inception date of August 19, 2003. The inception date total returns at NAV include the sales load of $0.675 per share on the initial offering. The investment goals, strategies and policies of the Fund are substantially similar to those of the Predecessor FVD Fund. The inception date of the Index was July 3, 2006.
  Returns for the Index are only disclosed for those periods in which the Index was in existence for the entire period. The cumulative total returns for the period from the reorganization date (12/15/06) through period end (12/31/10) were 1.42% and 1.98% at NAV and Market Value, respectively. That compares to an Index return of 4.57% for the same period. The average annual returns for the period from the reorganization date (12/15/06) through period end
  (12/31/10) were 0.35% and 0.49% at NAV and Market Value, respectively. That compares to an Index return of 1.11% for the same period.

  NAV and Market Value returns assume that all dividend distributions have been reinvested in the Fund at NAV and Market Value, respectively. Prior to December 15, 2006, NAV and Market Value returns assumed that all dividend distributions were reinvested at prices obtained by the Dividend Reinvestment
  Plan of the Predecessor FVD Fund and the price used to calculate Market Value return was the AMEX (now known as the NYSE Amex) closing market price of the Predecessor FVD Fund.

(See Notes to Fund Performance Overview on page 40.)


Performance Review

The Utilities sector led all sectors in the Fund with a contribution of +3.0% to the Fund's total return over the period. The Fund's holdings in the sector had an annual return of +12.4%, which was below-average compared to the other sectors, but the Utilities sector was the heaviest weighted sector with an average portfolio weight of 20.7%. Right behind the Utilities sector was the Financials sector with a +2.8% contribution to total return. The Fund's holdings in the sector returned +20.2% for the year and made up an average of 13.7% of the Fund's weight. Nearly half of the Fund's financial holdings were from the Insurance industry, and these holdings had an annual return of +25.0%. Erie Indemnity Co. was a part of the industry and was the Fund's best individual performer and contributor. In November of 2010, the company announced that in the third quarter earnings increased +35% versus the same quarter in 2009. The Materials sector was the best-performing sector in the Fund with an annual return of +30.8%. E.I. du Pont de Nemours & Co. was the best individual performer and contributor from the sector. The company returned +54.5% and contributed +0.3% to the Fund's total return during 2010 as robust auto sales increased demand for its products used in paint and electronics. Despite strong performance, the Materials sector's contribution to total return was limited to +1.5% because of its small average Fund weight of 4.9%.

--------------------------------------------------------------------------------
                   Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------
       (by contribution to return over the year ended December 31, 2010)

         Top-Performing Stocks               Bottom-Performing Stocks

      Erie Indemnity Co., Class A                   BP PLC, ADR
              Eaton Corp.                        Murphy Oil Corp.
              Deere & Co.                       Elbit Systems, Ltd.
     E.I. du Pont de Nemours & Co.                  Pall Corp.
             Hasbro, Inc.                         Medtronic, Inc.



____________________
"Value Line(R)" and "Value Line(R) Dividend Index(TM)" are trademarks of Value Line(R), Inc. and have been licensed for use for certain purposes by First Trust on behalf of the Fund. The Fund, based on the Value Line(R) Dividend Index(TM), is not sponsored, endorsed, sold, or promoted by Value Line(R), Inc., and Value Line(R) makes no representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FVD - First Trust Value Line(R) Dividend Index Fund (Continued)


--------------------------------------------------------------------------------
Portfolio Sector Allocation as of December 31, 2010
--------------------------------------------------------------------------------
                                         % of Long-Term
 Sector                                    Investments
--------------------------------------------------------------------------------
 Utilities                                    20.06%
 Consumer Staples                             18.28
 Financials                                   13.44
 Industrials                                  11.61
 Health Care                                   9.75
 Information Technology                        7.31
 Consumer Discretionary                        6.68
 Energy                                        4.93
 Materials                                     4.88
 Telecommunication Services                    3.06
                                             _______
      Total                                  100.00%
                                             =======


--------------------------------------------------------------------------------
Top Ten Portfolio Holdings as of December 31, 2010
--------------------------------------------------------------------------------
                                         % of Long-Term
 Security                                  Investments
--------------------------------------------------------------------------------
 Elbit Systems Ltd.                            0.64%
 Enbridge, Inc.                                0.62
 Bank of Montreal                              0.62
 Washington Post (The) Co., Class B            0.62
 National Fuel Gas Co.                         0.62
 Royal Bank of Canada                          0.62
 Raytheon Co.                                  0.62
 Capitol Federal Financial, Inc.               0.62
 Marathon Oil Corp.                            0.62
 ConocoPhillips                                0.62
                                               _____
      Total                                    6.22%
                                               =====


--------------------------------------------------------------------------------
                          Performance of a $10,000 Initial Investment
                              August 19, 2003 - December 31, 2010

                          First Trust Value
                     Line(R) Dividend Index Fund         S&P 500(R) Index

08/03                       $10,000                           $10,000
12/03                       $10,612                           $11,166
06/04                       $11,244                           $11,551
12/04                       $12,605                           $12,381
06/05                       $12,987                           $12,281
12/05                       $13,435                           $12,989
06/06                       $14,208                           $13,341
12/06                       $16,137                           $15,041
06/07                       $16,571                           $16,088
12/07                       $15,586                           $15,867
06/08                       $14,067                           $13,977
12/08                       $11,818                           $ 9,997
06/09                       $11,676                           $10,313
12/09                       $14,132                           $12,642
06/10                       $13,725                           $11,801
12/10                       $16,404                           $14,547
--------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of December 31, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period December 18, 2006 (commencement of trading as an exchange-traded fund) through December 31, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                          Number of Days Bid/Ask Midpoint At/Above NAV
For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
12/18/06 - 12/31/06                     0                        0                         0                        0
01/01/07 - 12/31/07                     56                       6                         3                        0
01/01/08 - 12/31/08                    126                       6                         3                        0
01/01/09 - 12/31/09                    136                       6                         0                        0
01/01/10 - 12/31/10                    180                       0                         0                        0

                           Number of Days Bid/Ask Midpoint Below NAV
For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
12/18/06 - 12/31/06                      7                       1                         1                        0
01/01/07 - 12/31/07                    176                       9                         1                        0
01/01/08 - 12/31/08                    105                      11                         2                        0
01/01/09 - 12/31/09                    107                       3                         0                        0
01/01/10 - 12/31/10                     72                       0                         0                        0

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

QQXT - First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund

The First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Ex-Tech Sector Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index contains securities of the NASDAQ-100 Index(R) that are not classified as "technology" according to the Industry Classification Benchmark classification system and, as a result, is a subset of the NASDAQ-100 Index(R). The NASDAQ-100 Index(R) includes 100 of the largest domestic and international non-financial companies listed on NASDAQ(R) based on market capitalization. The Index is equally-weighted and is rebalanced four times annually in March, June, September and December. The Fund's shares are listed for trading on the NASDAQ(R). The first day of secondary market trading in shares of the Fund was 02/15/07.

------------------------------------------------------------------------------------------------------------------------------------
Performance as of December 31, 2010
------------------------------------------------------------------------------------------------------------------------------------
                                                                Average Annual            Cumulative
                                                                 Total Returns           Total Returns
                                             1 Year Ended    Inception (02/08/07)    Inception (02/08/07)
                                               12/31/10           to 12/31/10             to 12/31/10
Fund Performance
 NAV                                            20.64%               1.69%                   6.74%
 Market Value                                   20.77%               1.70%                   6.79%
Index Performance
 NASDAQ-100 Ex-Tech Sector Index(SM)            21.38%               2.32%                   9.36%
 Russell 1000(R) Index                          16.10%              -1.13%                  -4.32%
------------------------------------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)


Performance Review

The Consumer Discretionary sector led all sectors in the Fund with a +7.4% contribution to the Fund's total return over the twelve months. The Fund's holdings in the sector had an average Fund weight of 31.0% and an annual return of +24.4%. priceline.com, Inc., the Fund's leading individual contributor, was a part of the Consumer Discretionary sector. The company returned +82.9% for the year and contributed +1.5% to the Fund's total return. priceline.com's strong returns were aided by an increase in market share for hotel bookings outside the U.S., and the acquisition of car-service company TravelJigsaw. The Industrials sector was the best-performing sector in the Fund as the Fund's holdings in the sector returned +42.4%. Within the sector, the Machinery industry had particularly good performance. The Fund's holdings in the industry consisted of Joy Global, Inc. and PACCAR, Inc., which had annual returns of +70.1% and +60.2%, respectively. Joy Global was one of the Fund's leading contributors with a +1.1% contribution to total return as increased commodity demand from emerging markets boosted demand for the company's mining equipment. Health Care company Illumina, Inc. was the best-performing stock in the Fund with a +106.5% annual return. Helping the company's performance was the strong revenues it received from its HiSeq 2000 system, which can sequence a human genome faster and cheaper than existing methods. For the year, Illumina contributed +1.5% to the Fund's total return.

--------------------------------------------------------------------------------
                     Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------
       (by contribution to return over the year ended December 31, 2010)

         Top-Performing Stocks                Bottom-Performing Stocks

          priceline.com, Inc.                Apollo Group, Inc., Class A
            Illumina, Inc.                  Vertex Pharmaceuticals, Inc.
           Wynn Resorts Ltd.                         QIAGEN N.V.
           Joy Global, Inc.                     Gilead Sciences, Inc.
          Virgin Media, Inc.                 DISH Network Corp., Class A



____________________
NASDAQ(R), NASDAQ-100(R), NASDAQ-100 Index(R), and NASDAQ-100 Ex-Tech Sector Index(SM) are trademarks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as the Corporations) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

QQXT - First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund (Continued)


--------------------------------------------------------------------------------
Portfolio Sector Allocation as of December 31, 2010
--------------------------------------------------------------------------------
                                         % of Long-Term
 Sector (1)                                Investments
--------------------------------------------------------------------------------
 Consumer Discretionary                       36.76%
 Health Care                                  28.05
 Information Technology                       15.02
 Industrials                                  10.13
 Telecommunication Services                    5.03
 Consumer Staples                              3.34
 Materials                                     1.67
                                             _______
      Total                                  100.00%
                                             =======

____________________
(1) The above sector allocation is based on Standard & Poor's Global Industry Classification Standard ("GICS"), and is different than the industry sector classification system used by the Index to select securities, which is the Industry Classification Benchmark ("ICB") system, the joint classification system of Dow Jones Indexes and FTSE Group.


--------------------------------------------------------------------------------
Top Ten Portfolio Holdings as of December 31, 2010
--------------------------------------------------------------------------------
                                         % of Long-Term
 Security                                  Investments
--------------------------------------------------------------------------------
 Sears Holdings Corp.                          1.82%
 FLIR Systems, Inc.                            1.75
 Virgin Media, Inc.                            1.74
 Millicom International Cellular S.A.          1.73
 Bed Bath & Beyond, Inc.                       1.72
 Electronic Arts, Inc.                         1.72
 Stericycle, Inc.                              1.72
 Apollo Group, Inc., Class A                   1.71
 Comcast Corp., Class A                        1.71
 Flextronics International Ltd.                1.71
                                              ______
      Total                                   17.33%
                                              ======


--------------------------------------------------------------------------------
                  Performance of a $10,000 Initial Investment
                      February 8, 2007 - December 31, 2010

       First Trust NASDAQ-100
            Ex-Technology         NASDAQ-100 Ex-Tech      Russell 1000(R)
        Sector Index(SM) Fund      Sector Index(SM)           Index

02/07        $10,000                   $10,000               $10,000
12/07        $10,595                   $10,653               $10,282
06/08         $9,057                    $9,126                $9,131
12/08         $6,029                    $6,102                $6,417
06/09         $7,060                    $7,165                $6,694
12/09         $8,848                    $9,009                $8,241
06/10         $8,454                    $8,633                $7,714
12/10        $10,674                   $10,935                $9,568
--------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of December 31, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 15, 2007 (commencement of trading) through December 31, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                          Number of Days Bid/Ask Midpoint At/Above NAV
For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
02/15/07 - 12/31/07                    110                       0                         0                        3
01/01/08 - 12/31/08                    136                       2                         0                        3
01/01/09 - 12/31/09                    137                       1                         3                        1
01/01/10 - 12/31/10                    156                       0                         0                        0

                           Number of Days Bid/Ask Midpoint Below NAV
For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
02/15/07 - 12/31/07                    103                       1                         2                        3
01/01/08 - 12/31/08                    110                       2                         0                        0
01/01/09 - 12/31/09                    109                       1                         0                        0
01/01/10 - 12/31/10                    94                        2                         0                        0

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

QCLN - First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund

The First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ(R) Clean Edge(R) Green Energy Index (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is an equity index designed to track the performance of clean energy companies that are publicly traded in the United States and includes companies engaged in manufacturing, development, distribution and installation of emerging clean-energy technologies including, but not limited to, solar photovoltaics, biofuels and advanced batteries. The Index is a modified market capitalization weighted index in which larger companies receive a larger Index weighting. The Index weighting methodology also includes caps to prevent high concentrations among larger alternative energy stocks. The Index is reconstituted semi-annually in March and September and rebalanced quarterly. The Fund's shares are listed for trading on the NASDAQ(R). The first day of secondary market trading in shares of the Fund was 02/14/07.

------------------------------------------------------------------------------------------------------------------------------------
Performance as of December 31, 2010
------------------------------------------------------------------------------------------------------------------------------------
                                                                    Average Annual            Cumulative
                                                                     Total Returns           Total Returns
                                                 1 Year Ended    Inception (02/08/07)    Inception (02/08/07)
                                                   12/31/10           to 12/31/10             to 12/31/10
Fund Performance
 NAV                                                 2.05%              -4.94%                 -17.90%
 Market Value                                        2.05%              -4.94%                 -17.90%
Index Performance
 NASDAQ(R) Clean Edge(R) Green Energy Index          2.71%              -4.28%                 -15.65%
 Russell 2000(R) Index                              26.85%               0.35%                   1.36%
------------------------------------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)


Performance Review

Companies involved in solar energy were hit hard during the year. In general, solar companies derive much of their revenue from Europe where solar power is heavily subsidized. The debt crisis that centered in Greece caused the Euro to plunge in value and prompted a push for austerity in European governments. SunPower Corp. (-45.8% annual return), Canadian Solar, Inc. (-57.0% annual return), and Suntech Power Holdings Co. Ltd. (-51.8% annual return) were all solar companies deriving a majority of their revenue from Europe, which had a tough 2010. The three companies were all among the Fund's five worst individual contributors as they combined to detract -4.1% from the Fund's total return. However, it was not a bad year for all clean energy companies. Baldor Electric Co. was the Fund's top individual contributor to total return. The company, which specializes in industrial electric motors, agreed to be bought for $4.2 billion by ABB Ltd. For the year, Baldor Electric returned +128.0% and contributed +2.9% to the Fund's total return. Though yet to have a profitable quarter, Universal Display Corp. had an annual return of +148.0% and contributed +1.3% to the Fund's total return. The company is part of the United States Display Consortium aimed at providing flat panel infrastructure in North America. Universal Display specializes in developing high-resolution, lightweight Organic Light Emitting Diode (OLED) technology. Power conversion company Power-One, Inc. was the Fund's best individual performer as it returned +184.0% during the time it was held in the Fund over the twelve months. Through the first three quarters of 2010 the company increased revenue +135% versus the same three quarters in 2009. The percentage of the Firm's revenue derived from renewable energy increased to 73% in the third quarter of 2010 versus 31% in the same quarter of 2009.

--------------------------------------------------------------------------------
                   Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------
       (by contribution to return over the year ended December 31, 2010)

           Top-Performing Stocks                 Bottom-Performing Stocks

            Baldor Electric Co.           Suntech Power Holdings Co., Ltd., ADR
               Cree, Inc.                         Canadian Solar, Inc.
          Linear Technology Corp.              American Superconductor Corp.
          Universal Display Corp.                 Broadwind Energy, Inc.
 Fairchild Semiconductor International, Inc.       SunPower Corp., Class A



____________________
NASDAQ(R) and Clean Edge(R) are the registered trademarks (the "Marks") of The NASDAQ OMX Group, Inc. ("NASDAQ OMX") and Clean Edge, Inc. ("Clean Edge(R)") respectively. NASDAQ OMX and Clean Edge(R) are, collectively with their affiliates, the "Corporations." The Marks are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. The Fund should not be construed in any way as investment advice by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

QCLN - First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund (Continued)


--------------------------------------------------------------------------------
Portfolio Sector Allocation as of December 31, 2010
--------------------------------------------------------------------------------
                                         % of Long-Term
 Sector                                    Investments
--------------------------------------------------------------------------------
 Information Technology                       76.58%
 Industrials                                  15.30
 Consumer Discretionary                        3.46
 Utilities                                     1.90
 Materials                                     1.73
 Energy                                        0.57
 Health Care                                   0.46
                                             _______
      Total                                  100.00%
                                             =======


--------------------------------------------------------------------------------
Top Ten Portfolio Holdings as of December 31, 2010
--------------------------------------------------------------------------------
                                         % of Long-Term
 Security                                  Investments
--------------------------------------------------------------------------------
 Linear Technology Corp.                       8.17%
 First Solar, Inc.                             8.16
 Cree, Inc.                                    7.78
 ON Semiconductor Corp.                        5.95
 National Semiconductor Corp.                  3.97
 Baldor Electric Co.                           3.83
 AVX Corp.                                     3.71
 MEMC Electronic Materials, Inc.               3.62
 Tesla Motors, Inc.                            3.46
 Itron, Inc.                                   3.17
                                              ______
      Total                                   51.82%
                                              ======


--------------------------------------------------------------------------------
                  Performance of a $10,000 Initial Investment
                      February 8, 2007 - December 31, 2010

        First Trust NASDAQ(R)
            Clean Edge(R)        NASDAQ(R) Clean Edge(R)    Russell 2000(R)
       Green Energy Index Fund     Green Energy Index           Index

02/07        $10,000                    $10,000               $10,000
12/07        $15,430                    $15,522                $9,489
06/08        $12,350                    $12,472                $8,599
12/08         $5,595                     $5,675                $6,283
06/09         $6,920                     $7,038                $6,449
12/09         $8,045                     $8,213                $7,990
06/10         $6,665                     $6,824                $7,834
12/10         $8,210                     $8,434               $10,136
--------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of December 31, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 14, 2007 (commencement of trading) through December 31, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                  Number of Days Bid/Ask Midpoint At/Above NAV
For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
02/14/07 - 12/31/07                    39                        0                         4                        3
01/01/08 - 12/31/08                    87                        1                         2                        0
01/01/09 - 12/31/09                    92                        4                         0                        0
01/01/10 - 12/31/10                    79                        0                         0                        0

                   Number of Days Bid/Ask Midpoint Below NAV
For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
02/14/07 - 12/31/07                    176                       0                         0                        0
01/01/08 - 12/31/08                    156                       3                         4                        0
01/01/09 - 12/31/09                    152                       3                         1                        0
01/01/10 - 12/31/10                    173                       0                         0                        0

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FRI - First Trust S&P REIT Index Fund

The First Trust S&P REIT Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the S&P United States REIT Index (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index measures the securitized U.S. real estate investment trust ("REIT") market and maintains a constituency that reflects the composition of the overall REIT market. The Index contains securities selected for market representation according to geography and property type. All securities in the Index satisfy the Index's liquidity, price, and market capitalization requirements. The Standard & Poor's Index Committee, a team of Standard & Poor's economists and index analysts, maintains the Index. The Standard & Poor's Index Committee makes constituent changes on an as-needed basis. Share adjustments that exceed 5% are made at the time of the change. Share adjustments of less than 5% are made on a quarterly basis. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was 05/10/07.

------------------------------------------------------------------------------------------------------------------------------------
Performance as of December 31, 2010
------------------------------------------------------------------------------------------------------------------------------------

                                                                 Average Annual            Cumulative
                                                                  Total Returns           Total Returns
                                              1 Year Ended    Inception (05/08/07)    Inception (05/08/07)
                                                12/31/10           to 12/31/10             to 12/31/10
Fund Performance
 NAV                                             27.73%              -5.65%                 -19.11%
 Market Value                                    27.82%              -5.63%                 -19.05%
Index Performance
 S&P United States REIT Index*                   28.47%                N/A                     N/A
 FTSE EPRA/NAREIT North America Index            28.65%              -5.02%                 -17.13%
 Russell 3000(R) Index                           16.93%              -2.19%                  -7.76%
------------------------------------------------------------------------------------------------------------------------------------
 * On November 6, 2008, the Fund's underlying index changed from the S&P REIT
   Composite Index to the S&P United States REIT Index. Therefore, the Fund's
   performance and historical returns shown for the periods prior to November 6,
   2008 are not necessarily indicative of the performance that the Fund, based on its current Index, would have generated. The inception date of the Index was June 30, 2008. Returns for the Index are only disclosed for those periods in which the Index was in existence for the whole period.


(See Notes to Fund Performance Overview on page 40.)

Performance Review

Residential REITs were the best-performing REIT class in the Fund over the period. The Fund's holdings from the class returned +43.5% and contributed +6.6% to the Fund's total return. Equity Residential was the top contributor from the class with a +2.3% contribution to the Fund's total return. Equity Residential, which is the largest publicly-traded apartment landlord, benefitted as low homeownership rates and an improving economy drove up rent prices during 2010. For the year, Equity Residential returned +58.9%. Retail REITs also benefitted from the recovering economy. The class was the top-contributing class in the Fund with a +7.9% contribution to the Fund's total return. The Fund's top individual contributor, Simon Property Group, Inc., was from the Retail REITs class. The mall operator reported that its tenants' sales increased +10.6% in the third quarter of 2010 versus the same quarter in 2009. Over the same period, Simon Property was able to increase occupancy to 93.6% from 92.8% and raise its average rent per square foot to $38.69 from $38.35. For the year, Simon Property returned +28.5% and contributed +2.7% to the Fund's total return.

--------------------------------------------------------------------------------
                     Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------
       (by contribution to return over the year ended December 31, 2010)

         Top-Performing Stocks             Bottom-Performing Stocks

      Simon Property Group, Inc.               CommonWealth REIT
          Equity Residential               Parkway Properties, Inc.
      Host Hotels & Resorts, Inc.         Highwoods Properties, Inc.
            Public Storage                  Mack-Cali Realty Corp.
        Boston Properties, Inc.         Cedar Shopping Centers, Inc.

____________________
Standard & Poor's(R), S&P(R) and S&P United States REIT Index are registered trademarks of Standard & Poor's Financial Services LLC ("S&P") and have been licensed for use by First Trust. The Fund is not sponsored, endorsed, sold or promoted by S&P or its affiliates, and S&P and its affiliates make no representation, warranty or condition regarding the advisability of buying, selling or holding shares of the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FRI - First Trust S&P REIT Index Fund (Continued)


--------------------------------------------------------------------------------
Portfolio REIT Class Allocation as of December 31, 2010
--------------------------------------------------------------------------------
                                         % of Long-Term
 REIT Class                                Investments
--------------------------------------------------------------------------------
 Retail                                       27.26%
 Specialized                                  26.91
 Residential                                  16.51
 Office                                       15.92
 Diversified                                   7.55
 Industrial                                    5.85
                                             _______
      Total                                  100.00%
                                             =======


--------------------------------------------------------------------------------
Top Ten Portfolio Holdings as of December 31, 2010
--------------------------------------------------------------------------------
                                         % of Long-Term
 Security                                  Investments
--------------------------------------------------------------------------------
 Simon Property Group, Inc.                    9.01%
 Equity Residential                            4.57
 Public Storage                                4.38
 Vornado Realty Trust                          4.19
 HCP, Inc.                                     4.14
 Boston Properties, Inc.                       3.73
 Host Hotels & Resorts, Inc.                   3.68
 General Growth Properties, Inc.               3.27
 AvalonBay Communities, Inc.                   2.97
 Ventas, Inc.                                  2.55
                                              ______
      Total                                   42.49%
                                              ======


--------------------------------------------------------------------------------
                  Performance of a $10,000 Initial Investment
                        May 8, 2007 - December 31, 2010
            First Trust
             S&P REIT         FTSE EPRA/NAREIT        Russell
            Index Fund      North America Index     3000(R) Index
05/07        $10,000            $10,000               $10,000
12/07         $8,093             $8,206                $9,811
06/08         $7,739             $7,843                $8,728
12/08         $4,947             $4,872                $6,151
06/09         $4,319             $4,381                $6,405
12/09         $6,333             $6,442                $7,889
06/10         $6,679             $6,772                $7,412
12/10         $8,090             $8,287                $9,225
--------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of December 31, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2007 (commencement of trading) through December 31, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                  Number of Days Bid/Ask Midpoint At/Above NAV
For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%               >=2.00%s
05/10/07 - 12/31/07                     46                      13                         4                        1
01/01/08 - 12/31/08                     91                      15                         9                       11
01/01/09 - 12/31/09                    136                      16                         1                        0
01/01/10 - 12/31/10                    185                       0                         0                        0

                   Number of Days Bid/Ask Midpoint Below NAV
For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
05/10/07 - 12/31/07                     85                       9                         5                        0
01/01/08 - 12/31/08                    109                      12                         4                        2
01/01/09 - 12/31/09                     84                      14                         1                        0
01/01/10 - 12/31/10                     67                       0                         0                        0

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FIW - First Trust ISE Water Index Fund

The First Trust ISE Water Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE Water Index(TM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is a modified market capitalization weighted index comprised of 36 stocks that derive a substantial portion of their revenues from the potable and wastewater industries. The Index is rebalanced on a semi-annual basis. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was 05/11/07.

------------------------------------------------------------------------------------------------------------------------------------
Performance as of December 31, 2010
------------------------------------------------------------------------------------------------------------------------------------
                                               Average Annual            Cumulative
                                                Total Returns           Total Returns
                            1 Year Ended    Inception (05/08/07)    Inception (05/08/07)
                              12/31/10           to 12/31/10             to 12/31/10
Fund Performance
 NAV                           19.49%               3.60%                  13.78%
 Market Value                  19.72%               3.64%                  13.93%
Index Performance
 ISE Water Index(TM)           20.36%               4.28%                  16.53%
 Russell 3000(R) Index         16.93%              -2.19%                  -7.76%
------------------------------------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40)


Performance Review

The Fund had an average weight of 54.9% in the Industrials sector, which consequently led all sectors in the Fund with a +10.3% contribution to total return over the period. Within the sector, the Machinery industry alone had an average Fund weight of 36.4% and contributed +7.9% to the Fund's total return. The industry included the Fund's leading individual contributor, irrigation equipment manufacturer Lindsay Corp. In October, the company reported earnings for the quarter ended 08/2010 were $0.47/share versus an estimate of $0.27/share. The upside surprise came from strong sales of the company's Quick Move Barrier product line and an increase in gross margins. For the year, Lindsay Corp. returned +50.2% and contributed +2.9% to the Fund's total return. The Utilities sector was the second best sector with a +4.9% contribution to the Fund's total return. The sector included the Fund's best individual performer, water-supply systems company Southwest Water Co. In March of 2010, it was announced that the company would be acquired by multiple companies for a significant premium. For the year, Southwest Water returned +87.3% and contributed +1.4% to the Fund's total return. Health Care company Millipore Corp., which had a segment of business dedicated to water purification for use in lab work, also had strong performance due to being acquired. The company returned +47.8% and contributed +2.1% to the Fund's total return after it was announced that Merck KGaA would buy Millipore for $107 per share.

--------------------------------------------------------------------------------
                   Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------
       (by contribution to return over the year ended December 31, 2010)

           Top-Performing Stocks               Bottom-Performing Stocks

              Lindsay Corp.                     Energy Recovery, Inc.
             Millipore Corp.             Mueller Water Products, Inc., Class A
   Companhia de Saneamento Basico do              Tetra Tech, Inc.
          Estado de Sao Paulo, ADR                   Itron, Inc.
            Aqua America, Inc.                  Veolia Environment, ADR
           Southwest Water Co.



____________________
"International Securities Exchange(TM)", "ISE(TM)" and "ISE Water Index(TM)" are trademarks of the International Securities Exchange, LLC and have been licensed for use for certain purposes by First Trust. The Fund, based on the ISE Water Index(TM), is not sponsored, endorsed, sold or promoted by the International Securities Exchange, LLC and the International Securities Exchange, LLC makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FIW - First Trust ISE Water Index Fund (Continued)


--------------------------------------------------------------------------------
Portfolio Sector Allocation as of December 31, 2010
--------------------------------------------------------------------------------
                                         % of Long-Term
 Sector                                    Investments
--------------------------------------------------------------------------------
 Industrials                                  59.31%
 Utilities                                    21.88
 Materials                                    13.60
 Health Care                                   1.97
 Information Technology                        1.97
 Financials                                    1.27
                                             _______
      Total                                  100.00%
                                             =======


--------------------------------------------------------------------------------
Top Ten Portfolio Holdings as of December 31, 2010
--------------------------------------------------------------------------------
                                         % of Long-Term
 Security                                  Investments
--------------------------------------------------------------------------------
 Companhia de Saneamento
       Basico do Estado de Sao Paulo, ADR      4.23%
 ITT Corp.                                     4.17
 Watts Water Technologies, Inc., Class A       4.14
 Aqua America, Inc.                            4.13
 Pentair, Inc.                                 4.08
 American Water Works Co., Inc.                4.06
 Nalco Holding Co.                             3.96
 California Water Service Group                3.93
 Flow International Corp.                      3.68
 Energy Recovery, Inc.                         3.68
                                              ______
      Total                                   40.06%
                                              ======


--------------------------------------------------------------------------------
                  Performance of a $10,000 Initial Investment
                        May 8, 2007 - December 31, 2010

                    First Trust ISE         ISE Water           Russell
                    Water Index Fund        Index(TM)         3000(R) Index

05/07                   $10,000             $10,000           $10,000
12/07                   $11,212             $11,260            $9,811
06/08                   $10,992             $11,056            $8,728
12/08                    $7,915              $7,987            $6,151
06/09                    $8,168              $8,276            $6,405
12/09                    $9,522              $9,681            $7,889
06/10                    $8,989              $9,168            $7,412
12/10                   $11,378             $11,653            $9,225
--------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of December 31, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 11, 2007 (commencement of trading) through December 31, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                          Number of Days Bid/Ask Midpoint At/Above NAV
For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
05/11/07 - 12/31/07                    51                        0                         0                        1
01/01/08 - 12/31/08                    129                       3                         3                        1
01/01/09 - 12/31/09                    103                       4                         0                        0
01/01/10 - 12/31/10                    146                       0                         0                        0

                           Number of Days Bid/Ask Midpoint Below NAV
For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
05/11/07 - 12/31/07                    109                       0                         1                        0
01/01/08 - 12/31/08                    106                       8                         3                        0
01/01/09 - 12/31/09                    131                      13                         1                        0
01/01/10 - 12/31/10                    105                       1                         0                        0

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FCG - First Trust ISE-Revere Natural Gas Index Fund

The First Trust ISE-Revere Natural Gas Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE-REVERE Natural Gas Index(TM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is an equal-weighted index comprised of exchange-listed companies that derive a substantial portion of their revenues from the exploration and production of natural gas. The Index is constructed by establishing the universe of stocks listed in the U.S. of companies involved in the natural gas exploration and production industries and then eliminates stocks whose natural gas proven reserves do not meet certain requirements. The Index then ranks all candidate stocks using four different methods and, often averaging the rankings, selects the top 30 stocks based on the final rank. The Index is rebalanced on a quarterly basis. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was 05/11/07.

------------------------------------------------------------------------------------------------------------------------------------
Performance as of December 31, 2010
------------------------------------------------------------------------------------------------------------------------------------

                                                               Average Annual            Cumulative
                                                                Total Returns           Total Returns
                                            1 Year Ended    Inception (05/08/07)    Inception (05/08/07)
                                              12/31/10           to 12/31/10             to 12/31/10
Fund Performance
 NAV                                           12.22%              -0.02%                  -0.09%
 Market Value                                  12.45%               0.05%                   0.18%
Index Performance
 ISE-REVERE Natural Gas Index(TM)              13.72%               0.69%                   2.54%
 Russell 3000(R) Index                         16.93%              -2.19%                  -7.76%
 S&P Composite 1500 Energy Index               21.37%               2.74%                  10.35%
------------------------------------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)


Performance Review

An abundance of natural gas supplies helped push down the price of natural gas -40.1% for the year, but the natural gas-related equities in the Fund still had positive returns in general during 2010. Mariner Energy, Inc. was the Fund's top individual performer and contributor to total return. In April, Apache Corp. announced it would purchase Mariner Energy for $26.22 per share, causing Mariner Energy stock to jump +42.0% in a single day. For the year, the company returned +126.1% and contributed +3.0% to the Fund's total return. Cimarex Energy Co. was the second best individual contributor in the Fund with an annual return of +67.9% and a +2.3% contribution. Successful drilling in western Oklahoma, the Permian Basin, and southeast Texas helped the company increase production volumes of oil & gas +36% in the third quarter of 2010 versus the third quarter of 2009. Forest Oil Corp. was another strong performer for the Fund, returning +70.6% for the year and contributing +2.0% to the Fund's total return. In November, Forest Oil announced that in the third quarter of 2010 net sales increased +16% versus the same quarter in 2009, and predicted year-over-year net sales growth in the fourth quarter would be +20%.

--------------------------------------------------------------------------------
                     Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------
       (by contribution to return over the year ended December 31, 2010)

        Top-Performing Stocks                   Bottom-Performing Stocks

        Mariner Energy, Inc.                       GMX Resources, Inc.
         Cimarex Energy Co.                      Compton Petroleum Corp.
          Forest Oil Corp.                       Petrohawk Energy Corp.
    Pioneer Natural Resources Co.                Cabot Oil & Gas Corp.
      Newfield Exploration Co.                  PetroQuest Energy, Inc.



____________________
"International Securities Exchange(TM)", "ISE(TM)" and "ISE-REVERE Natural Gas Index(TM)" are trademarks of the International Securities Exchange, LLC and have been licensed for use for certain purposes by First Trust. The Fund, based on the ISE-REVERE Natural Gas Index(TM), is not sponsored, endorsed, sold or promoted by the International Securities Exchange, LLC and the International Securities Exchange, LLC makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FCG - First Trust ISE-Revere Natural Gas Index Fund (Continued)


--------------------------------------------------------------------------------
 Portfolio Sub-industry Allocation as of December 31, 2010
--------------------------------------------------------------------------------
                                         % of Long-Term
 Sub-industry                              Investments
--------------------------------------------------------------------------------
 Oil & Gas Exploration & Production           70.15%
 Integrated Oil & Gas                         26.69
 Gas Utilities                                 3.16
                                             _______
      Total                                  100.00%
                                             =======


--------------------------------------------------------------------------------
Top Ten Portfolio Holdings as of December 31, 2010
--------------------------------------------------------------------------------
                                         % of Long-Term
 Security                                  Investments
--------------------------------------------------------------------------------
 SandRidge Energy, Inc.                        3.69%
 Chesapeake Energy Corp.                       3.62
 Talisman Energy, Inc.                         3.51
 Forest Oil Corp.                              3.51
 SM Energy Co.                                 3.48
 Devon Energy Corp.                            3.43
 Cabot Oil & Gas Corp.                         3.43
 Suncor Energy, Inc.                           3.42
 Statoilhydro ASA, ADR                         3.41
 Range Resources Corp.                         3.40
                                              ______
      Total                                   34.90%
                                              ======


--------------------------------------------------------------------------------
                  Performance of a $10,000 Initial Investment
                        May 8, 2007 - December 31, 2010
        First Trust
        ISE-Revere       ISE-REVERE
        Natural Gas      Natural Gas     Russell            S&P Composite
        Index Fund        Index(TM)   3000(R) Index      1500 Energy Index

05/07     $10,000         $10,000        $10,000             $10,000
12/07     $11,166         $11,213         $9,804             $12,170
06/08     $15,755         $15,942         $8,721             $13,578
12/08      $5,967          $6,016         $6,147              $7,810
06/09      $6,454          $6,518         $6,405              $7,740
12/09      $8,903          $9,017         $7,889              $9,092
06/10      $7,752          $7,891         $7,412              $8,016
12/10      $9,992         $10,254         $9,225             $11,036
--------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of December 31, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 11, 2007 (commencement of trading) through December 31, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                          Number of Days Bid/Ask Midpoint At/Above NAV
For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
05/11/07 - 12/31/07                     49                       0                         0                        2
01/01/08 - 12/31/08                    131                       6                         1                        2
01/01/09 - 12/31/09                    174                       1                         0                        0
01/01/10 - 12/31/10                    124                       0                         0                        0

                           Number of Days Bid/Ask Midpoint Below NAV
For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
05/11/07 - 12/31/07                    109                       2                         0                        0
01/01/08 - 12/31/08                    101                       8                         4                        0
01/01/09 - 12/31/09                     77                       0                         0                        0
01/01/10 - 12/31/10                    127                       1                         0                        0

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FNI - First Trust ISE Chindia Index Fund

The First Trust ISE Chindia Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE ChIndia Index(TM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is a non-market capitalization weighted portfolio of 50 American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs") and/or stocks selected from a universe of all listed ADRs, ADSs, and/or stocks of companies from China and India currently trading on a U.S. exchange. The Index is rebalanced on a semi-annual basis. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was 05/11/07.


------------------------------------------------------------------------------------------------------------------------------------
Performance as of December 31, 2010
------------------------------------------------------------------------------------------------------------------------------------
                                                      Average Annual            Cumulative
                                                       Total Returns           Total Returns
                                   1 Year Ended    Inception (05/08/07)    Inception (05/08/07)
                                     12/31/10           to 12/31/10             to 12/31/10
Fund Performance
 NAV                                  18.46%               7.08%                  28.36%
 Market Value                         18.27%               7.10%                  28.46%
Index Performance
 ISE ChIndia Index(TM)                19.43%               7.85%                  31.74%
 Russell 3000(R) Index                16.93%              -2.19%                  -7.76%
 MSCI Emerging Markets Index          18.88%               6.52%                  25.92%
------------------------------------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)


Performance Review

The Information Technology sector led all the sectors in the Fund with a +8.5% contribution to the Fund's total return over the twelve months. The sector was the heaviest-weighted sector in the Fund with an average weight of 34.6% and was also one of the better-performing sectors with an annual return of +24.7%. Baidu, Inc., the Fund's best individual performer and contributor, was part of the sector. The Chinese search engine returned +134.7% for the year and contributed +5.6% to the Fund's total return as it widened its lead over Google as the most used search engine in China. IT consulting and software services company Infosys Technologies Ltd. was another strong performer from the Information Technology sector. For the quarter ended September 30, 2010, the company reported quarter-over-quarter growth in net income of +14.7%, added 7,646 new employees, and added 27 new clients. For the entire year Infosys Technologies returned +40.2% and contributed +2.7% to the Fund's total return. The Financials sector was the second best contributor with a +4.1% contribution to total return. Two large commercial banks were responsible for the contribution. Strong loan demand helped ICICI Bank Ltd. and HDFC Bank Ltd. to annual returns of +36.3% and +29.2%, respectively, and a combined contribution to total return of +4.9%. The rest of the Fund's holdings in the Financials sector were a net detractor from total return. Robust global auto demand helped Tata Motors Ltd. be one of the Fund's best performers (+76.6% annual return) and contributors (+2.7% contribution). In particular, the company announced that it expects sales of its light commercial vehicles to increase +50% in the fiscal year 2011 over the fiscal year 2010.

--------------------------------------------------------------------------------
                   Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------
       (by contribution to return over the year ended December 31, 2010)

          Top-Performing Stocks               Bottom-Performing Stocks

            Baidu, Inc., ADR              Suntech Power Holdings Co. Ltd., ADR
        Tata Motors Ltd., ADR                   RINO International Corp.
   Infosys Technologies Ltd., ADR          China Life Insurance Co. Ltd., ADR
         ICICI Bank Ltd., ADR                   NetEase.com, Inc., ADR
          HDFC Bank Ltd., ADR                 Tata Communications Ltd., ADR



____________________
"International Securities Exchange(TM)", "ISE(TM)" and "ISE ChIndia Index(TM)" are trademarks of the International Securities Exchange, LLC and have been licensed for use for certain purposes by First Trust. The Fund, based on the ISE ChIndia Index(TM), is not sponsored, endorsed, sold or promoted by the International Securities Exchange, LLC and the International Securities Exchange, LLC makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FNI - First Trust ISE Chindia Index Fund (Continued)


--------------------------------------------------------------------------------
Portfolio Sector Allocation as of December 31, 2010
--------------------------------------------------------------------------------
                                         % of Long-Term
 Sector                                    Investments
--------------------------------------------------------------------------------
 Information Technology                       33.82%
 Financials                                   19.56
 Energy                                       12.81
 Consumer Discretionary                       10.67
 Telecommunication Services                    8.44
 Industrials                                   5.53
 Materials                                     5.21
 Health Care                                   3.26
 Utilities                                     0.70
                                             _______
      Total                                  100.00%
                                             =======


--------------------------------------------------------------------------------
Top Ten Portfolio Holdings as of December 31, 2010
--------------------------------------------------------------------------------
                                         % of Long-Term
 Security                                  Investments
--------------------------------------------------------------------------------
 Infosys Technologies Ltd., ADR                7.64%
 ICICI Bank Ltd., ADR                          7.24
 CNOOC Ltd., ADR                               7.15
 HDFC Bank Ltd., ADR                           7.01
 China Mobile Ltd., ADR                        6.95
 Baidu, Inc., ADR                              6.28
 Sterlite Industries (India) Ltd., ADR         4.48
 Wipro Ltd., ADR                               4.23
 Tata Motors Ltd., ADR                         4.14
 PetroChina Co., Ltd., ADR                     4.13
                                              ______
      Total                                   59.25%
                                              ======


--------------------------------------------------------------------------------
                  Performance of a $10,000 Initial Investment
                        May 8, 2007 - December 31, 2010
--------------------------------------------------------------------------------

         First Trust          ISE           Russell         MSCI
         ISE Chindia        ChIndia         3000(R)       Emerging
         Index Fund        Index(TM)         Index      Markets Index

05/07      $10,000          $10,000        $10,000         $10,000
12/07      $13,873          $13,952         $9,804         $12,715
06/08       $9,985          $10,059         $8,721         $11,220
12/08       $5,968           $6,031         $6,147          $5,934
06/09       $8,329           $8,451         $6,405          $8,071
12/09      $10,836          $11,031         $7,889         $10,593
06/10      $10,540          $10,767         $7,412          $9,939
12/10      $12,836          $13,175         $9,225         $12,592
--------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of December 31, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 11, 2007 (commencement of trading) through December 31, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                          Number of Days Bid/Ask Midpoint At/Above NAV
Quarter Ended                      0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
05/11/07 - 12/31/07                    82                        2                         0                        2
01/01/08 - 12/31/08                    87                        8                         2                        0
01/01/09 - 12/31/09                   131                       15                        10                        1
01/01/10 - 12/31/10                   151                        2                         0                        0

                           Number of Days Bid/Ask Midpoint Below NAV
Quarter Ended                      0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
05/11/07 - 12/31/07                    76                        0                         0                        0
01/01/08 - 12/31/08                   138                       11                         5                        2
01/01/09 - 12/31/09                    95                        0                         0                        0
01/01/10 - 12/31/10                    99                        0                         0                        0

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FVL - First Trust Value Line(R) 100 Exchange-Traded Fund

The First Trust Value Line(R) 100 Exchange-Traded Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) 100 Index(TM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index is an equal-dollar weighted index that is designed to objectively identify and select 100 stocks from the universe of stocks to which Value Line(R) assigns a #1 ranking in the Value Line(R) Timeliness(TM) Ranking System (the "Ranking System"). At any one time, only 100 stocks are assigned a #1 ranking in the Ranking System. The Index is rebalanced quarterly. The Fund's shares are listed for trading on the NYSE Arca.


------------------------------------------------------------------------------------------------------------------------------------
 Performance as of December 31, 2010
------------------------------------------------------------------------------------------------------------------------------------
                                                   Average Annual               Cumulative
                                                    Total Returns              Total Returns
                                  1 Year      5 Years      Inception       5 Years     Inception
                                   Ended       Ended      (06/12/03)        Ended      (06/12/03)
                                 12/31/10    12/31/10     to 12/31/10     12/31/10     to 12/31/10
Fund Performance
 NAV                             29.50%       -1.09%         3.80%        -5.32%        32.58%
 Market Value                    29.50%        0.79%         3.80%         4.01%        32.58%
Index Performance
 Value Line(R) 100 Index(TM)     30.74%         N/A           N/A            N/A           N/A
 Russell 3000(R) Index           16.93%        2.74%         5.93%        14.46%        54.57%
------------------------------------------------------------------------------------------------------------------------------------

  On June 15, 2007, the Fund acquired the assets and adopted the financial and performance history of First Trust Value Line(R) 100 Fund (the "Predecessor
  FVL Fund," a closed-end fund), which had an inception date of June 12, 2003.
  The inception date total returns at NAV include the sales load of $0.675 per share on the initial offering. The investment goals, strategies and policies of the Fund are substantially similar to those of the Predecessor FVL Fund.
  The inception date of the Index was January 16, 2007. Returns for the Index are only disclosed for those periods in which the Index was in existence for the entire period. The cumulative total returns for the period from the reorganization date (06/15/07) through period end (12/31/10) were -19.52% for both NAV and Market Value. That compares to an Index return of -17.28% for that same period. The average annual returns for the period from the reorganization date (6/15/07) through period end (12/31/10) were -5.94% for both NAV and Market Value. That compares to an Index return of -5.22% for the same period.

  NAV and Market Value returns assume that all dividend distributions have been reinvested in the Fund at NAV and Market Value, respectively. Prior to June
  15, 2007, NAV and Market Value returns assumed that all dividend distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of the Predecessor FVL Fund and the price used to calculate Market Value return was the AMEX (now known as the NYSE Amex) closing market price of the Predecessor
  FVL Fund.

(See Notes to Fund Performance Overview on page 40.)


Performance Review

The Consumer Discretionary and Information Technology sectors were the main drivers of Fund performance over the period. Nine of the top ten of the Fund's leading individual contributors were from these two sectors. The Fund's holdings in the Consumer Discretionary sector had an annual return of +40.9% and contributed +12.5% to the Fund's total return. Included in the sector was Netflix, Inc., which was the Fund's leading individual performer and contributor. During the time it was held in the Fund during 2010, Netflix returned +169.6% and contributed +1.4% to the Fund's total return. The online movie rental service surpassed 20 million subscribers as it enhanced its online streaming by making its service available through a multitude of devices. Footwear company Deckers Outdoor Corp. was another leading performer from the Consumer Discretionary sector. The company had record sales of $277.9 million in the third quarter of 2010 on strong sales growth from the company's UGG(R) and Teva(R) brands. For the year, Deckers Outdoor returned +135.2% and contributed +1.1% to the Fund's total return. The Fund's holdings in the Information Technology sector returned +28.2% and contributed +8.2% to the Fund's total return. Cirrus Logic, Inc. was the top contributor from the sector. During the company's time in the Fund in 2010 it returned +78.7% and contributed +1.1% to the Fund's total return. The company's performance was driven by the success of Apple's iPhone and iPod, for which Cirrus supplies parts. Approximately 33% of Cirrus' revenue comes from Apple products. Industrials company Keithley Instruments, Inc. was the Fund's only top contributor not from the Consumer Discretionary or Information Technology sectors. Keithley Instruments returned +137.9% during the time it was in the Fund in 2010 and contributed +1.3% to the Fund's total return as it was acquired by Danaher Corp. for a significant premium.

--------------------------------------------------------------------------------
                     Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------
       (by contribution to return over the year ended December 31, 2010)

         Top-Performing Stocks             Bottom-Performing Stocks

             Netflix, Inc.                  FSI International, Inc.
      Keithley Instruments, Inc.               Sanmina-SCI Corp.
          Cirrus Logic, Inc.                  Overstock.com, Inc.
         Deckers Outdoor Corp.                   Unisys Corp.
         F5 Networks, Inc.               Skechers USA, Inc., Class A



____________________
"Value Line(R)" and "Value Line(R) 100 Index(TM)" are trademarks of Value Line(R), Inc. and have been licensed for use for certain purposes by First Trust on behalf of the Fund. The Fund, based on the Value Line(R) 100 Index(TM), is not sponsored, endorsed, sold, or promoted by Value Line(R), Inc., and Value Line(R) makes no representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FVL - First Trust Value Line(R) 100 Exchange-Traded Fund (Continued)


--------------------------------------------------------------------------------
Portfolio Sector Allocation as of December 31, 2010
--------------------------------------------------------------------------------
                                         % of Long-Term
 Sector                                    Investments
--------------------------------------------------------------------------------
 Consumer Discretionary                       34.86%
 Information Technology                       26.02
 Industrials                                  12.13
 Materials                                     9.02
 Health Care                                   6.96
 Telecommunication Services                    3.98
 Consumer Staples                              2.05
 Energy                                        2.00
 Financials                                    1.98
 Utilities                                     1.00
                                             _______
      Total                                  100.00%
                                             =======


--------------------------------------------------------------------------------
Top Ten Portfolio Holdings as of December 31, 2010
--------------------------------------------------------------------------------
                                         % of Long-Term
 Security                                  Investments
--------------------------------------------------------------------------------
 NN, Inc.                                      1.08%
 Hitachi Ltd., ADR                             1.08
 China-Biotics, Inc.                           1.06
 Avis Budget Group, Inc.                       1.04
 Collective Brands, Inc.                       1.04
 Community Health Systems, Inc.                1.03
 Tollgrade Communications, Inc.                1.03
 Cypress Semiconductor Corp.                   1.03
 Knology, Inc.                                 1.03
 Alliance Resource Partners L.P.               1.03
                                              ______
      Total                                   10.45%
                                              ======


--------------------------------------------------------------------------------
                  Performance of a $10,000 Initial Investment
                       June 12, 2003 - December 31, 2010
--------------------------------------------------------------------------------

                First Trust Value Line(R)
                100 Exchange-Traded Fund        Russell 3000(R) Index

06/03                 $10,000                         $10,000
12/03                 $11,073                         $11,367
06/04                 $11,427                         $11,775
12/04                 $12,519                         $12,725
06/05                 $12,649                         $12,724
12/05                 $14,003                         $13,504
06/06                 $14,305                         $13,940
12/06                 $14,647                         $15,626
06/07                 $16,357                         $16,737
12/07                 $17,563                         $16,429
06/08                 $16,063                         $14,614
12/08                 $ 9,081                         $10,300
06/09                 $ 8,728                         $10,732
12/09                 $10,238                         $13,219
06/10                 $10,150                         $12,419
12/10                 $13,259                         $15,457
--------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of December 31, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period June 18, 2007 (commencement of trading as an exchange-traded fund) through December 31, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                          Number of Days Bid/Ask Midpoint At/Above NAV
For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
06/18/07 - 12/31/07                    39                        9                         4                        0
01/01/08 - 12/31/08                    115                       4                         4                        0
01/01/09 - 12/31/09                    67                        5                         0                        0
01/01/10 - 12/31/10                    149                       0                         0                        0

                           Number of Days Bid/Ask Midpoint Below NAV
For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
06/18/07 - 12/31/07                    74                        9                         2                        0
01/01/08 - 12/31/08                    122                       4                         4                        0
01/01/09 - 12/31/09                    176                       4                         0                        0
01/01/10 - 12/31/10                    103                       0                         0                        0

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

QABA - First Trust NASDAQ(R) ABA Community Bank Index Fund

The First Trust NASDAQ(R) ABA Community Bank Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ OMX(R) ABA Community Bank Index(SM) (the "Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Index includes a subset of banks and thrifts or their holding companies listed on NASDAQ(R). The Index is jointly owned and was developed by NASDAQ OMX(R) and the American Bankers Association ("ABA"). For the purposes of the Index, a "community bank" is considered to be all U.S. banks and thrifts or their holding companies listed on NASDAQ(R) excluding the 50 largest U.S. banks by asset size. Also excluded are banks that have an international specialization and those banks that have a credit-card specialization, as screened by the ABA based on the most recent data from the FDIC. Banks with an international specialization are those institutions with assets greater than $10 billion and more than 25% of total assets in foreign offices. Banks with a credit-card specialization are those institutions with credit-card loans plus securitized receivables in excess of 50% of total assets plus securitized receivables. Securities in the Index must have a market capitalization of at least $200 million and a three-month average daily trading volume of at least $500 thousand. The Index is rebalanced quarterly and reconstituted semi-annually. The Fund's shares are listed for trading on the NASDAQ(R). The first day of secondary market trading in shares of the Fund was 07/01/09.

------------------------------------------------------------------------------------------------------------------------------------
Performance as of December 31, 2010
------------------------------------------------------------------------------------------------------------------------------------
                                                                   Average Annual            Cumulative
                                                                    Total Returns           Total Returns
                                                1 Year Ended    Inception (06/29/09)    Inception (06/29/09)
                                                  12/31/10           to 12/31/10             to 12/31/10
Fund Performance
 NAV                                               12.77%              17.31%                  27.20%
 Market Value                                      12.79%              17.47%                  27.45%
Index Performance
 NASDAQ OMX(R) ABA Community Bank Index(SM)        13.50%              18.08%                  28.46%
 S&P Composite 1500 Financials Sector Index        13.29%              23.36%                  37.21%
 Russell 3000(R) Index                             16.93%              26.75%                  42.94%
------------------------------------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)


Performance Review

In general, banks had a positive year over the twelve-month period as the economy recovered and financial institutions continued to work through the consequences of the credit crisis. The Fund's holdings in the Commercial Banks industry returned +19.9% for the year and contributed +14.6% to the Fund's total return. Within the industry, Zions Bancorporation was the Fund's top individual contributor to total return. The company's stock price doubled within the first half of 2010 and at one point the company was the best-performing company in the S&P 500. Zion Bancorp's success in the early part of 2010 came as the company reported increasing interest margins and a decrease in bad loan write-offs which helped it narrow losses dramatically in the first quarter of 2010. For the entire year, the company returned +89.1% and contributed +1.9% to the Fund's total return. Also from the Commercial Banks industry, Cathay General Bancorp was the Fund's best individual performing company with a +121.8% annual return. The bank reversed five straight quarters of losses by reporting positive earnings in the third and fourth quarters of 2010. Helping the return to profitability was a sharp decrease in bad loan write-offs. In the third quarter of 2010, the bank had bad loan write-offs of $18.0 million, down from $57.0 million in the same quarter in 2009. The Thrifts & Mortgage Finance industry did not perform as well as sluggish job growth hindered a recovery in the housing market. Although there were a broad range of performances, in total the Fund's holdings in the industry returned -5.2% and detracted -1.4% from the Fund's total return. TFS Financial Corp. was the worst-contributing bank in the Fund as it detracted -1.0% from the Fund's total return on an annual return of -24.9%. The company fell -19.2% in one day after it had to suspend new equity loan and credit line originations over concerns from the Office of Thrift Supervision about TFS Financial's credit portfolio.

--------------------------------------------------------------------------------
                     Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------
      (by contribution to return over the period ended December 31, 2010)

       Top-Performing Stocks              Bottom-Performing Stocks

       Zions Bancorporation                  TFS Financial Corp.
          Signature Bank               People's United Financial, Inc.
      Cathay General Bancorp                 Hancock Holding Co.
       Associated Banc-Corp.              Washington Federal, Inc.
       Whitney Holding Corp.                Umpqua Holdings Corp.



____________________
NASDAQ(R), OMX(R), NASDAQ OMX(R), and NASDAQ OMX(R) ABA Community Bank Index(SM) are trademarks of The NASDAQ OMX Group, Inc. ("NASDAQ OMX") and American Bankers Association ("ABA") (NASDAQ OMX and ABA, collectively with their affiliates, are referred to as the "Corporations") and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

QABA - First Trust NASDAQ(R) ABA Community Bank Index Fund (Continued)


--------------------------------------------------------------------------------
Portfolio Industry Allocation as of December 31, 2010
--------------------------------------------------------------------------------
                                         % of Long-Term
 Industry                                  Investments
--------------------------------------------------------------------------------
 Commerical Banks                             77.53%
 Thrifts & Mortgage Finance                   22.47
                                             _______
      Total                                  100.00%
                                             =======


--------------------------------------------------------------------------------
Top Ten Portfolio Holdings as of December 31, 2010
--------------------------------------------------------------------------------
                                         % of Long-Term
 Security                                  Investments
--------------------------------------------------------------------------------
 People's United Financial, Inc.               5.21%
 Zions Bancorporation                          4.35
 BOK Financial Corp.                           3.67
 Commerce Bancshares, Inc.                     3.49
 First Niagara Financial Group, Inc.           2.95
 East West Bancorp, Inc.                       2.92
 TFS Financial Corp.                           2.80
 Associated Banc-Corp.                         2.64
 SVB Financial Group                           2.25
 FirstMerit Corp.                              2.17
                                              ______
      Total                                   32.45%
                                              ======


--------------------------------------------------------------------------------
                  Performance of a $10,000 Initial Investment
                       June 29, 2009 - December 31, 2010
       First Trust
       NASDAQ(R) ABA      NASDAQ OMX(R)                      S&P Composite
      Community Bank      ABA Community       Russell       1500 Financials
       Index Fund         Bank Index(SM)   3000(R) Index     Sector Index

06/09    $10,000             $10,000           $10,000          $10,000
12/09    $11,280             $11,318           $12,224          $12,112
06/10    $11,438             $11,505           $11,484          $11,744
12/10    $12,721             $12,846           $14,293          $13,722
--------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.


Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV as of December 31, 2010

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period July 1, 2009 (commencement of trading as an exchange-traded fund) through December 31, 2010. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                  Number of Days Bid/Ask Midpoint At/Above NAV
For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
07/01/09 - 12/31/09                     60                       3                         1                        0
01/01/10 - 12/31/10                    151                       1                         0                        0

                   Number of Days Bid/Ask Midpoint Below NAV
For the Period                     0.00%-0.49%              0.50%-0.99%               1.00%-1.99%                >=2.00%
07/01/09 - 12/31/09                    62                        2                         0                        0
01/01/10 - 12/31/10                    98                        1                         0                        1

--------------------------------------------------------------------------------
Notes to Fund Performance Overview
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Value") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and Market Value returns assume that all dividend distributions have been reinvested in the Fund at NAV and Market Value, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future results.

FIRST TRUST EXCHANGE-TRADED FUND
UNDERSTANDING YOUR FUND EXPENSES
DECEMBER 31, 2010 (UNAUDITED)

As a shareholder of First Trust Dow Jones Select MicroCap Index(SM) Fund, First Trust Morningstar(R) Dividend Leaders(SM) Index Fund, First Trust US IPO Index Fund, First Trust NASDAQ-100 Equal Weighted Index(SM) Fund, First Trust NASDAQ-100-Technology Sector Index(SM) Fund, First Trust NYSE Arca Biotechnology Index Fund, First Trust Dow Jones Internet Index(SM) Fund, First Trust Strategic Value Index Fund (formerly known as First Trust DB Strategic Value Index Fund), First Trust Value Line(R) Equity Allocation Index Fund, First Trust Value Line(R) Dividend Index Fund, First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund, First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund, First Trust S&P REIT Index Fund, First Trust ISE Water Index Fund, First Trust ISE-Revere Natural Gas Index Fund, First Trust ISE Chindia Index Fund, First Trust Value Line(R) 100 Exchange-Traded Fund, or First Trust NASDAQ(R) ABA Community Bank Index Fund (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended December 31, 2010.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Annualized
                                                                                            Expense Ratio         Expense Paid
                                               Beginning                  Ending             Based on the           During the
                                             Account Value             Account Value          Six-Month             Six-Month
                                              July 1, 2010           December 31, 2010        Period (a)            Period (b)
------------------------------------------------------------------------------------------------------------------------------------

First Trust Dow Jones Select MicroCap Index(SM) Fund
Actual                                         $1,000.00                $1,293.70                0.60%                  $3.47
Hypothetical (5% return before expenses)       $1,000.00                $1,022.18                0.60%                  $3.06

First Trust Morningstar(R) Dividend Leaders(SM) Index Fund
Actual                                         $1,000.00                $1,215.50                0.45%                  $2.51
Hypothetical (5% return before expenses)       $1,000.00                $1,022.94                0.45%                  $2.29

First Trust US IPO Index Fund
Actual                                         $1,000.00                $1,257.30                0.60%                  $3.41
Hypothetical (5% return before expenses)       $1,000.00                $1,022.18                0.60%                  $3.06

First Trust NASDAQ-100 Equal Weighted Index(SM) Fund
Actual                                         $1,000.00                $1,284.90                0.60%                  $3.46
Hypothetical (5% return before expenses)       $1,000.00                $1,022.18                0.60%                  $3.06

First Trust NASDAQ-100-Technology Sector Index(SM) Fund
Actual                                         $1,000.00                $1,319.50                0.60%                  $3.51
Hypothetical (5% return before expenses)       $1,000.00                $1,022.18                0.60%                  $3.06

First Trust NYSE Arca Biotechnology Index Fund
Actual                                         $1,000.00                $1,264.80                0.60%                  $3.43
Hypothetical (5% return before expenses)       $1,000.00                $1,022.18                0.60%                  $3.06


                                                                         Page 41





FIRST TRUST EXCHANGE-TRADED FUND
UNDERSTANDING YOUR FUND EXPENSES (CONTINUED)
DECEMBER 31, 2010 (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Annualized
                                                                                            Expense Ratio         Expense Paid
                                               Beginning                  Ending             Based on the           During the
                                             Account Value             Account Value          Six-Month             Six-Month
                                              July 1, 2010           December 31, 2010        Period (a)            Period (b)
------------------------------------------------------------------------------------------------------------------------------------

First Trust Dow Jones Internet Index(SM) Fund
Actual                                         $1,000.00                $1,435.50                0.60%                  $3.68
Hypothetical (5% return before expenses)       $1,000.00                $1,022.18                0.60%                  $3.06

First Trust Strategic Value Index Fund
Actual                                         $1,000.00                $1,233.30                0.65%                  $3.66
Hypothetical (5% return before expenses)       $1,000.00                $1,021.93                0.65%                  $3.31

First Trust Value Line(R) Equity Allocation Index Fund
Actual                                         $1,000.00                $1,216.30                0.70%                  $3.91
Hypothetical (5% return before expenses)       $1,000.00                $1,021.68                0.70%                  $3.57

First Trust Value Line(R) Dividend Index Fund
Actual                                         $1,000.00                $1,195.20                0.70%                  $3.87
Hypothetical (5% return before expenses)       $1,000.00                $1,021.68                0.70%                  $3.57

First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund
Actual                                         $1,000.00                $1,262.60                0.60%                  $3.42
Hypothetical (5% return before expenses)       $1,000.00                $1,022.18                0.60%                  $3.06

First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund
Actual                                         $1,000.00                $1,231.80                0.60%                  $3.38
Hypothetical (5% return before expenses)       $1,000.00                $1,022.18                0.60%                  $3.06

First Trust S&P REIT Index Fund
Actual                                         $1,000.00                $1,211.20                0.50%                  $2.79
Hypothetical (5% return before expenses)       $1,000.00                $1,022.68                0.50%                  $2.55

First Trust ISE Water Index Fund
Actual                                         $1,000.00                $1,265.80                0.60%                  $3.43
Hypothetical (5% return before expenses)       $1,000.00                $1,022.18                0.60%                  $3.06

First Trust ISE-Revere Natural Gas Index Fund
Actual                                         $1,000.00                $1,288.90                0.60%                  $3.46
Hypothetical (5% return before expenses)       $1,000.00                $1,022.18                0.60%                  $3.06

First Trust ISE Chindia Index Fund
Actual                                         $1,000.00                $1,217.80                0.60%                  $3.35
Hypothetical (5% return before expenses)       $1,000.00                $1,022.18                0.60%                  $3.06

First Trust Value Line(R) 100 Exchange-Traded Fund
Actual                                         $1,000.00                $1,306.30                0.70%                  $4.07
Hypothetical (5% return before expenses)       $1,000.00                $1,021.68                0.70%                  $3.57

First Trust NASDAQ(R) ABA Community Bank Index Fund
Actual                                         $1,000.00                $1,112.20                0.60%                  $3.19
Hypothetical (5% return before expenses)       $1,000.00                $1,022.18                0.60%                  $3.06




(a) These expense ratios reflect expense caps.

(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (July 1, 2010 through December 31, 2010), multiplied by 184/365 (to reflect the one-half year period).

First Trust Dow Jones Select MicroCap Index(SM) Fund

Portfolio of Investments (a)
December 31, 2010


Shares     Description                                   Value
---------  ---------------------------------        ---------------
           Common Stocks -- 99.9%
           Aerospace & Defense -- 1.3%
   28,443  Applied Signal Technology, Inc.           $  1,077,705
   28,992  Herley Industries, Inc. (b)                    502,141
   21,133  LMI Aerospace, Inc. (b)                        337,917
                                                     ____________
                                                        1,917,763
                                                     ____________
           Air Freight & Logistics -- 0.2%
   16,729  Park-Ohio Holdings Corp. (b)                   349,803
                                                     ____________
           Auto Components -- 3.4%
   27,362  Dorman Products, Inc. (b)                      991,599
   41,445  Drew Industries, Inc.                          941,630
   98,862  Modine Manufacturing Co. (b)                 1,532,361
   44,425  Standard Motor Products, Inc.                  608,622
   49,616  Superior Industries International, Inc.      1,052,852
                                                     ____________
                                                        5,127,064
                                                     ____________
           Beverages -- 0.4%
    9,924  Coca-Cola Bottling Co. Consolidated            551,576
                                                     ____________
           Biotechnology -- 0.7%
  100,387  PROLOR Biotech, Inc. (b)                       649,504
  104,382  ZIOPHARM Oncology, Inc. (b)                    486,420
                                                     ____________
                                                        1,135,924
                                                     ____________
           Building Products -- 1.3%
   29,252  AAON, Inc.                                     825,199
   37,494  Insteel Industries, Inc.                       468,300
   29,820  Trex Co., Inc. (b)                             714,487
                                                     ____________
                                                        2,007,986
                                                     ____________
           Capital Markets -- 0.9%
  103,542  BGC Partners, Inc., Class A                    860,434
   87,329  TradeStation Group, Inc. (b)                   589,471
                                                     ____________
                                                        1,449,905
                                                     ____________
           Chemicals -- 1.6%
   18,299  Hawkins, Inc.                                  812,476
   23,840  Quaker Chemical Corp.                          993,413
   64,920  Spartech Corp. (b)                             607,651
                                                     ____________
                                                        2,413,540
                                                     ____________
           Commercial Banks -- 15.9%
   24,275  Arrow Financial Corp.                          667,805
  162,540  Boston Private Financial Holdings, Inc.      1,064,637
   61,408  Cardinal Financial Corp.                       714,175
   85,289  Center Financial Corp. (b)                     646,491
   33,741  City Holding Co.                             1,222,436
   78,600  CoBiz Financial, Inc.                          477,888
   29,164  Community Trust Bancorp, Inc.                  844,589
   41,052  Danvers Bancorp, Inc.                          725,389
   39,214  Eagle Bancorp, Inc. (b)                        565,858
   35,526  First Bancorp.                                 543,903
  123,061  First Busey Corp.                              578,387
  206,168  First Commonwealth Financial Corp.           1,459,669
   23,485  First Financial Corp.                          825,263
   54,254  First Merchants Corp.                          480,690
   15,583  First of Long Island (The) Corp.               450,505



Shares     Description                                   Value
---------  ---------------------------------        ---------------
           Commercial Banks (Continued)
   31,516  Lakeland Financial Corp.                  $    676,333
   28,706  Metro Bancorp, Inc. (b)                        316,053
   53,534  Renasant Corp.                                 905,260
   25,707  S.Y. Bancorp, Inc.                             631,107
   51,276  Sandy Spring Bancorp, Inc.                     945,017
   27,246  SCBT Financial Corp.                           892,306
   33,537  Simmons First National Corp., Class A          955,804
   41,442  Southwest Bancorp, Inc.                        513,881
   48,490  StellarOne Corp.                               705,045
   57,380  Sterling Bancorp                               600,769
   20,546  Suffolk Bancorp                                507,075
   17,679  Tompkins Financial Corp.                       692,310
   61,721  TowneBank                                      980,747
   40,932  Union First Market Bankshares Corp.            604,975
   35,150  Univest Corp. of Pennsylvania                  673,825
   56,756  Virginia Commerce Bancorp, Inc. (b)            350,752
   30,076  Washington Trust Bancorp, Inc.                 658,063
   53,200  WesBanco, Inc.                               1,008,672
  171,186  West Coast Bancorp (b)                         482,745
                                                     ____________
                                                       24,368,424
                                                     ____________
           Commercial Services &
              Supplies -- 1.5%
   22,008  Consolidated Graphics, Inc. (b)              1,065,847
   26,353  Schawk, Inc.                                   542,345
   33,156  Standard Parking Corp. (b)                     626,317
                                                     ____________
                                                        2,234,509
                                                     ____________
           Communications Equipment -- 1.4%
   31,567  Anaren, Inc. (b)                               658,172
   48,692  Calix, Inc. (b)                                822,895
   92,484  Symmetricom, Inc. (b)                          655,711
                                                     ____________
                                                        2,136,778
                                                     ____________
           Construction & Engineering -- 1.5%
  124,246  Great Lakes Dredge & Dock Corp.                915,693
   17,560  Michael Baker Corp. (b)                        546,116
   39,159  MYR Group, Inc. (b)                            822,339
                                                     ____________
                                                        2,284,148
                                                     ____________
           Diversified Consumer Services -- 1.5%
  174,961  Stewart Enterprises, Inc., Class A           1,170,489
   51,557  Universal Technical Institute, Inc.          1,135,285
                                                     ____________
                                                        2,305,774
                                                     ____________
           Diversified Telecommunication
              Services -- 1.3%
   94,444  Alaska Communications Systems
              Group, Inc.                               1,048,328
   65,273  Cbeyond, Inc. (b)                              997,372
                                                     ____________
                                                        2,045,700
                                                     ____________
           Electronic Equipment, Instruments
              & Components -- 3.7%
   15,772  CPI International, Inc. (b)                    305,188
   71,906  CTS Corp.                                      795,281
   28,771  DDi Corp.                                      338,347


              See Notes to Financial Statements                  Page 43

First Trust Dow Jones Select MicroCap Index(SM) Fund

December 31, 2010


Shares     Description                                   Value
---------  ---------------------------------        ---------------
           Common Stocks (Continued)
           Electronic Equipment, Instruments
              & Components (Continued)
   51,171  Electro Scientific Industries, Inc. (b)   $    820,271
   76,416  KEMET Corp. (b)                              1,114,145
   78,681  Methode Electronics, Inc.                    1,020,493
   87,438  Pulse Electronics Corp.                        465,170
   51,670  RadiSys Corp. (b)                              459,863
   27,384  Spectrum Control, Inc. (b)                     410,486
                                                     ____________
                                                        5,729,244
                                                     ____________
           Energy Equipment & Services -- 1.5%
   51,340  Basic Energy Services, Inc. (b)                846,083
   26,556  Gulf Island Fabrication, Inc.                  748,348
   57,136  North American Energy Partners,
              Inc. (b)                                    700,488
                                                     ____________
                                                        2,294,919
                                                     ____________
           Food Products -- 1.1%
   27,294  Calavo Growers, Inc.                           629,127
  138,300  SunOpta, Inc. (b)                            1,081,506
                                                     ____________
                                                        1,710,633
                                                     ____________
           Gas Utilities -- 0.5%
   20,219  Chesapeake Utilities Corp.                     839,493
                                                     ____________
           Health Care Equipment &
              Supplies -- 3.3%
  110,150  Accuray, Inc. (b)                              743,512
  135,804  Alphatec Holdings, Inc. (b)                    366,671
   53,105  AngioDynamics, Inc. (b)                        816,224
   20,800  Kensey Nash Corp. (b)                          578,864
   34,846  Medical Action Industries, Inc. (b)            333,825
   60,258  Merit Medical Systems, Inc. (b)                953,884
   60,611  Natus Medical, Inc. (b)                        859,464
   74,624  STAAR Surgical Co. (b)                         455,206
                                                     ____________
                                                        5,107,650
                                                     ____________
           Health Care Providers &
              Services -- 3.1%
   33,624  American Dental Partners, Inc. (b)             454,260
   21,346  Assisted Living Concepts, Inc.,
              Class A (b)                                 694,385
   14,805  CorVel Corp. (b)                               715,822
   26,540  Ensign Group (The), Inc.                       660,050
   23,048  National Healthcare Corp.                    1,066,431
   42,276  Rural/Metro Corp. (b)                          616,384
   24,830  U.S. Physical Therapy, Inc. (b)                492,131
                                                     ____________
                                                        4,699,463
                                                     ____________
           Hotels, Restaurants & Leisure -- 2.6%
   54,638  AFC Enterprises, Inc. (b)                     759,468
   40,895  Ambassadors Group, Inc.                       470,293
   47,945  Isle of Capri Casinos, Inc. (b)               489,998
   44,456  Marcus (The) Corp.                            589,931
   64,591  Ruth's Hospitality Group, Inc. (b)            299,056
  114,672  Shuffle Master, Inc. (b)                    1,312,994
                                                     ____________
                                                       3,921,740
                                                     ____________



Shares     Description                                   Value
---------  ---------------------------------        ---------------

           Household Durables -- 1.8%
   11,787  Blyth, Inc.                               $    406,416
   57,958  Ethan Allen Interiors, Inc.                  1,159,739
   76,701  Furniture Brands International, Inc. (b)       394,243
   34,395  Libbey, Inc. (b)                               532,091
   18,320  Lifetime Brands, Inc. (b)                      257,213
                                                     ____________
                                                        2,749,702
                                                     ____________
           Industrial Conglomerates -- 0.5%
   27,097  Standex International Corp.                    810,471
                                                     ____________
           Insurance -- 1.4%
   91,225  National Financial Partners Corp. (b)        1,222,415
   46,028  Presidential Life Corp.                        457,058
   36,524  Stewart Information Services Corp.             421,122
                                                     ____________
                                                        2,100,595
                                                     ____________
           Internet Software & Services -- 1.5%
  110,770  Internap Network Services Corp. (b)            673,482
   56,649  QuinStreet, Inc. (b)                         1,088,227
   11,850  Travelzoo, Inc. (b)                            488,457
                                                     ____________
                                                        2,250,166
                                                     ____________
           IT Services -- 0.6%
   15,811  NCI, Inc., Class A (b)                         363,495
   31,779  Virtusa Corp. (b)                              519,904
                                                     ____________
                                                          883,399
                                                     ____________
           Leisure Equipment & Products -- 1.4%
   59,052  JAKKS Pacific, Inc. (b)                      1,075,927
   45,715  RC2 Corp. (b)                                  995,216
                                                     ____________
                                                        2,071,143
                                                     ____________
           Machinery -- 6.1%
   17,838  Alamo Group, Inc.                              496,253
   57,001  Altra Holdings, Inc. (b)                     1,132,040
   54,297  Commercial Vehicle Group, Inc. (b)             882,326
   49,844  Greenbrier (The) Cos., Inc. (b)              1,046,226
   60,187  John Bean Technologies Corp.                 1,211,564
   26,564  Kadant, Inc. (b)                               626,114
   21,677  L.B. Foster Co., Class A (b)                   887,456
   26,670  Lindsay Corp.                                1,584,998
   23,188  Miller Industries, Inc.                        329,965
   28,651  Tecumseh Products Co., Class A (b)             373,896
   34,897  TriMas Corp. (b)                               713,993
                                                     ____________
                                                        9,284,831
                                                     ____________
           Media -- 1.2%
   66,753  E.W. Scripps (The) Co., Class A (b)            677,543
   33,062  Global Sources Ltd. (b)                        314,750
   91,694  Journal Communications, Inc.,
              Class A (b)                                 463,055
   67,153  LIN TV Corp., Class A (b)                      355,911
                                                     ____________
                                                        1,811,259
                                                     ____________
           Metals & Mining -- 2.3%
  111,290  General Moly, Inc. (b)                         721,159
   25,962  Haynes International, Inc.                   1,085,991
   46,059  Noranda Aluminum Holding Corp. (b)             672,461


Page 44           See Notes to Financial Statements

First Trust Dow Jones Select MicroCap Index(SM) Fund

December 31, 2010


Shares     Description                                   Value
---------  ---------------------------------        ---------------

           Common Stocks (Continued)
           Metals & Mining (Continued)
   20,381  Olympic Steel, Inc.                       $    584,527
   14,392  Universal Stainless & Alloy
              Products, Inc. (b)                          450,182
                                                     ____________
                                                        3,514,320
                                                     ____________
           Multiline Retail -- 1.4%
   27,023  Bon-Ton Stores (The), Inc. (b)                 342,111
   78,490  Fred's, Inc., Class A                        1,080,023
   45,737  Retail Ventures, Inc. (b)                      745,513
                                                     ____________
                                                        2,167,647
                                                     ____________
           Oil, Gas & Consumable Fuels -- 1.7%
  122,417  Cheniere Energy, Inc. (b)                      675,742
   99,369  Crosstex Energy, Inc.                          880,410
  118,500  PetroQuest Energy, Inc. (b)                    892,305
  115,898  RAM Energy Resources, Inc. (b)                 213,252
                                                     ____________
                                                        2,661,709
                                                     ____________
           Paper & Forest Products -- 1.6%
   85,941  Buckeye Technologies, Inc.                   1,805,621
   31,190  Neenah Paper, Inc.                             613,819
                                                     ____________
                                                        2,419,440
                                                     ____________
           Personal Products -- 1.8%
   55,681  Elizabeth Arden, Inc. (b)                    1,281,220
  107,005  Prestige Brands Holdings, Inc. (b)           1,278,710
   27,246  Schiff Nutrition International, Inc.           247,393
                                                     ____________
                                                        2,807,323
                                                     ____________
           Pharmaceuticals -- 0.3%
   39,524  Obagi Medical Products, Inc. (b)               456,502
                                                     ____________
           Professional Services -- 1.6%
   84,060  CBIZ, Inc. (b)                                 524,534
   60,134  Dolan (The) Co. (b)                            837,065
   29,660  Exponent, Inc. (b)                           1,113,140
                                                     ____________
                                                        2,474,739
                                                     ____________
           Real Estate Investment Trusts -- 6.3%
   88,438  Associated Estates Realty Corp.              1,352,217
  122,250  CapLease, Inc.                                 711,495
   35,157  Colony Financial, Inc.                         703,843
  125,291  Education Realty Trust, Inc.                   973,511
  124,624  First Industrial Realty Trust, Inc. (b)      1,091,706
  197,360  iStar Financial, Inc. (b)                    1,543,355
   88,582  MPG Office Trust, Inc. (b)                     243,601
  211,448  RAIT Financial Trust (b)                       463,071
  120,875  Resource Capital Corp.                         892,058
  323,414  Strategic Hotels & Resorts, Inc. (b)         1,710,860
                                                     ____________
                                                        9,685,717
                                                     ____________
           Road & Rail -- 0.8%
   32,636  Marten Transport Ltd.                          697,758
   33,921  Saia, Inc. (b)                                 562,749
                                                     ____________
                                                        1,260,507
                                                     ____________



Shares     Description                                   Value
---------  ---------------------------------        ---------------

           Semiconductors & Semiconductor
              Equipment -- 5.2%
   67,075  ATMI, Inc. (b)                            $  1,337,476
   66,267  AXT, Inc. (b)                                  691,828
   49,484  DSP Group, Inc. (b)                            402,800
   79,549  Exar Corp. (b)                                 555,252
   39,382  GSI Technology, Inc. (b)                       318,994
   53,120  IXYS Corp. (b)                                 617,254
  104,646  LTX-Credence Corp. (b)                         774,380
   68,264  Mindspeed Technologies, Inc. (b)               416,411
   53,335  Pericom Semiconductor Corp. (b)                585,618
  113,700  Photronics, Inc. (b)                           671,967
  163,824  Silicon Image, Inc. (b)                      1,204,106
   46,259  Ultra Clean Holdings, Inc. (b)                 430,671
                                                     ____________
                                                        8,006,757
                                                     ____________
           Software -- 2.6%
   28,373  Interactive Intelligence, Inc. (b)             742,238
  115,950  Magma Design Automation, Inc. (b)              580,909
   50,211  Monotype Imaging Holdings, Inc. (b)            557,342
   23,421  Rosetta Stone, Inc. (b)                        496,994
  102,371  Sonic Solutions (b)                          1,535,565
                                                     ____________
                                                        3,913,048
                                                     ____________
           Specialty Retail -- 4.1%
   70,002  Asbury Automotive Group, Inc. (b)            1,293,637
   40,726  Big 5 Sporting Goods Corp.                     621,886
   90,005  Casual Male Retail Group, Inc. (b)             426,624
   31,760  Citi Trends, Inc. (b)                          779,708
   47,112  Lithia Motors, Inc., Class A                   673,230
  116,773  Select Comfort Corp. (b)                     1,066,137
   19,646  Shoe Carnival, Inc. (b)                        530,442
   58,043  Stein Mart, Inc.                               536,898
   31,693  West Marine, Inc. (b)                          335,312
                                                     ____________
                                                        6,263,874
                                                     ____________
           Textiles, Apparel & Luxury
              Goods -- 1.3%
   30,692  Oxford Industries, Inc.                        786,022
   24,113  Perry Ellis International, Inc. (b)            662,384
   32,601  Unifi, Inc. (b)                                551,935
                                                     ____________
                                                        2,000,341
                                                     ____________
           Thrifts & Mortgage Finance -- 2.9%
   29,750  Berkshire Hills Bancorp, Inc.                  657,475
   66,858  Dime Community Bancshares, Inc.                975,458
   62,464  Flushing Financial Corp.                       874,496
   32,721  OceanFirst Financial Corp.                     421,119
  164,340  TrustCo Bank Corp. NY                        1,041,916
   33,575  ViewPoint Financial Group                      392,492
                                                     ____________
                                                        4,362,956
                                                     ____________
           Trading Companies &
              Distributors -- 1.3%
   54,054  Aceto Corp.                                   486,486
   19,532  DXP Enterprises, Inc. (b)                     468,768
   35,247  Houston Wire & Cable Co.                      473,720


                 See Notes to Financial Statements                   Page 45

First Trust Dow Jones Select MicroCap Index(SM) Fund

December 31, 2010


Shares     Description                                  Value
---------  ---------------------------------        --------------

           Common Stocks (Continued)
           Trading Companies &
              Distributors (Continued)
   31,183  Titan Machinery, Inc. (b)                 $    601,832
                                                     ____________
                                                        2,030,806
                                                     ____________
           Water Utilities -- 0.9%
   33,160  Middlesex Water Co.                            608,486
   28,043  SJW Corp.                                      742,298
                                                     ____________
                                                        1,350,784
                                                     ____________
           Wireless Telecommunication
              Services -- 0.6%
   50,313  Shenandoah Telecommunications
              Co.                                         942,362
                                                     ____________
           Total Investments -- 99.9%                 152,912,434
            (Cost $134,038,261) (c)
           Net Other Assets and
              Liabilities -- 0.1%                         137,716
                                                     ____________
           Net Assets -- 100.0%                      $153,050,150
                                                     ============


(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)  Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $134,426,642. As of December 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $18,892,804 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $407,012.

____________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of December 31, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1       Level 2      Level 3
                    ___________________________________________
Common Stocks*        $152,912,434   $      --     $      --
                    ===========================================

* See Portfolio of Investments for industry breakout.


Page 46            See Notes to Financial Statements

First Trust Morningstar(R) Dividend Leaders(SM) Index Fund

Portfolio of Investments (a)
December 31, 2010


Shares     Description                                   Value
---------  ---------------------------------        ---------------

           Common Stocks -- 99.9%
           Chemicals -- 3.0%
   76,240  E.I. du Pont de Nemours & Co.             $  3,802,851
    7,128  Olin Corp.                                     146,267
   12,865  RPM International, Inc.                        284,316
                                                     ____________
                                                        4,233,434
                                                     ____________
           Commercial Banks -- 0.8%
   11,677  BancorpSouth, Inc.                             186,248
    4,639  Bank of Hawaii Corp.                           219,007
    3,028  Community Bank System, Inc.                     84,088
    2,913  NBT Bancorp, Inc.                               70,349
    1,650  Park National Corp.                            119,905
    4,838  United Bankshares, Inc.                        141,270
   21,378  Valley National Bancorp                        305,705
                                                     ____________
                                                        1,126,572
                                                     ____________
           Commercial Services &
              Supplies -- 2.0%
    5,708  Healthcare Services Group, Inc.                 92,869
    2,550  Mine Safety Appliances Co.                      79,382
   32,254  Pitney Bowes, Inc.                             779,902
   30,985  R.R. Donnelley & Sons Co.                      541,308
   39,227  Waste Management, Inc.                       1,446,299
                                                     ____________
                                                        2,939,760
                                                     ____________
           Distributors -- 0.5%
   13,089  Genuine Parts Co.                              671,989
                                                     ____________
           Diversified Consumer
              Services -- 0.3%
   35,788  H&R Block, Inc.                                426,235
                                                     ____________
           Diversified Telecommunication
              Services -- 21.5%
  482,590  AT&T, Inc.                                  14,178,494
   48,195  CenturyLink, Inc.                            2,225,163
  403,895  Verizon Communications, Inc.                14,451,363
                                                     ____________
                                                       30,855,020
                                                     ____________
           Electric Utilities -- 16.2%
    3,602  ALLETE, Inc.                                   134,210
   61,767  American Electric Power Co., Inc.            2,222,377
    4,966  Cleco Corp.                                    152,754
   14,275  DPL, Inc.                                      367,010
   24,893  Edison International                           960,870
    6,188  Empire District Electric (The) Co.             137,374
   22,283  Entergy Corp.                                1,578,305
   86,021  Exelon Corp.                                 3,581,914
   47,311  FirstEnergy Corp.                            1,751,453
   13,092  Hawaiian Electric Industries, Inc.             298,367
    2,079  MGE Energy, Inc.                                88,898
   40,835  NextEra Energy, Inc.                         2,123,012
   14,336  Northeast Utilities                            457,032
    4,282  Otter Tail Corp.                                96,516
   33,455  Pepco Holdings, Inc.                           610,554
   14,012  Pinnacle West Capital Corp.                    580,797
   67,147  PPL Corp.                                    1,767,309
   41,941  Progress Energy, Inc.                        1,823,595



Shares     Description                                   Value
---------  ---------------------------------        ---------------

           Electric Utilities (Continued)
  100,185  Southern Co.                              $  3,830,073
    6,876  UIL Holdings Corp.                             206,005
    3,960  Unisource Energy Corp.                         141,926
   13,776  Westar Energy, Inc.                            346,604
                                                     ____________
                                                       23,256,955
                                                     ____________
           Food Products -- 3.3%
      289  Cal-Maine Foods, Inc.                            9,127
  150,307  Kraft Foods, Inc., Class A                   4,736,173
                                                     ____________
                                                        4,745,300
                                                     ____________
           Gas Utilities -- 1.6%
    9,743  AGL Resources, Inc.                            349,286
    9,891  Atmos Energy Corp.                             308,599
    2,296  Laclede Group (The), Inc.                       83,896
    3,309  New Jersey Resources Corp.                     142,651
    4,254  Nicor, Inc.                                    212,360
    8,776  ONEOK, Inc.                                    486,805
    6,469  Piedmont Natural Gas Co., Inc.                 180,873
    8,658  UGI Corp.                                      273,420
    5,314  WGL Holdings, Inc.                             190,082
                                                     ____________
                                                        2,227,972
                                                     ____________
           Health Care Equipment &
              Supplies -- 0.0%
    3,304  Meridian Bioscience, Inc.                       76,521
                                                     ____________
           Household Durables -- 0.6%
   14,023  Garmin Ltd.                                    434,573
   17,849  Leggett & Platt, Inc.                          406,243
                                                     ____________
                                                          840,816
                                                     ____________
           Household Products -- 1.9%
   44,269  Kimberly-Clark Corp.                         2,790,718
                                                     ____________
           Insurance -- 1.2%
   11,561  Arthur J. Gallagher & Co.                      336,194
   19,299  Cincinnati Financial Corp.                     611,585
    2,176  Erie Indemnity Co., Class A                    142,463
    1,224  Harleysville Group, Inc.                        44,970
    3,629  Mercury General Corp.                          156,083
   31,444  Old Republic International Corp.               428,582
                                                     ____________
                                                        1,719,877
                                                     ____________
           IT Services -- 0.9%
   13,648  CoreLogic, Inc.                                252,761
   33,416  Paychex, Inc.                                1,032,889
                                                     ____________
                                                        1,285,650
                                                     ____________
           Marine -- 0.1%
    3,438  Alexander & Baldwin, Inc.                      137,623
                                                     ____________
           Multi-Utilities -- 10.5%
   11,951  Alliant Energy Corp.                           439,438
    6,306  Avista Corp.                                   142,011
    4,594  Black Hills Corp.                              137,820
   48,581  CenterPoint Energy, Inc.                       763,693
   35,487  Consolidated Edison, Inc.                    1,759,091
   65,210  Dominion Resources, Inc.                     2,785,771


                  See Notes to Financial Statements                     Page 47

First Trust Morningstar(R) Dividend Leaders(SM) Index Fund

December 31, 2010


Shares     Description                                   Value
---------  ---------------------------------        ---------------

           Common Stocks (Continued)
           Multi-Utilities (Continued)
   20,757  DTE Energy Co.                            $    940,707
   10,690  Integrys Energy Group, Inc.                    518,572
   37,394  NiSource, Inc.                                 658,882
    4,344  NorthWestern Corp.                             125,238
    9,999  NSTAR                                          421,858
    7,905  OGE Energy Corp.                               359,994
   37,899  PG&E Corp.                                   1,813,088
   56,249  Public Service Enterprise Group, Inc.        1,789,281
   13,525  SCANA Corp.                                    549,115
   24,555  TECO Energy, Inc.                              437,079
   11,072  Vectren Corp.                                  281,007
   49,352  Xcel Energy, Inc.                            1,162,240
                                                     ____________
                                                       15,084,885
                                                     ____________
           Oil, Gas & Consumable
               Fuels -- 15.7%
  158,544  Chevron Corp.                               14,467,140
  118,082  ConocoPhillips                               8,041,384
                                                     ____________
                                                       22,508,524
                                                     ____________
           Paper & Forest Products -- 0.3%
   16,747  MeadWestvaco Corp.                             438,101
                                                     ____________
           Pharmaceuticals -- 15.5%
  210,402  Bristol-Myers Squibb Co.                     5,571,445
  139,320  Eli Lilly & Co.                              4,881,773
  324,716  Merck & Co., Inc.                           11,702,764
                                                     ____________
                                                       22,155,982
                                                     ____________
           Semiconductors & Semiconductor
              Equipment -- 0.9%
   26,177  Maxim Integrated Products, Inc.                618,301
   18,790  Microchip Technology, Inc.                     642,806
                                                     ____________
                                                        1,261,107
                                                     ____________
           Specialty Retail -- 0.2%
   12,279  Foot Locker, Inc.                              240,914
                                                     ____________
           Thrifts & Mortgage Finance -- 1.6%
   23,639  First Niagara Financial Group, Inc.            330,473
   60,453  Hudson City Bancorp, Inc.                      770,171
   62,603  New York Community Bancorp, Inc.             1,180,067
    4,335  Provident Financial Services, Inc.              65,589
                                                     ____________
                                                        2,346,300
                                                     ____________
           Tobacco -- 1.2%
   47,892  Reynolds American, Inc.                      1,562,237
    2,856  Universal Corp.                                116,239
                                                     ____________
                                                        1,678,476
                                                     ____________
           Trading Companies &
              Distributors -- 0.1%
    3,233  GATX Corp.                                     114,060
                                                     ____________



           Description                                   Value
           ---------------------------------        ---------------
           Total Investments -- 99.9%                $143,162,791
             (Cost $131,497,357) (b)
           Net Other Assets and
              Liabilities -- 0.1%                         130,991
                                                     ____________
           Net Assets -- 100.0%                      $143,293,782
                                                     ============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Aggregate cost for federal income tax purposes is $133,534,816. As of December 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $10,508,967 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $880,992.

____________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of December 31, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1       Level 2      Level 3
                   ___________________________________________
Common Stocks*        $143,162,791   $      --     $      --
                   ===========================================

* See Portfolio of Investments for industry breakout.


Page 48                  See Notes to Financial Statements

First Trust US IPO Index Fund

Portfolio of Investments (a)
December 31, 2010


Shares     Description                                   Value
---------  ---------------------------------        ---------------
           Common Stocks -- 99.9%
           Aerospace & Defense -- 0.8%
    1,251  DigitalGlobe, Inc. (b)                    $     39,669
    3,876  Spirit AeroSystems Holdings, Inc.,
              Class A (b)                                  80,660
                                                     ____________
                                                          120,329
                                                     ____________
           Automobiles -- 10.7%
   42,750  General Motors Co. (b)                       1,575,765
    2,537  Tesla Motors, Inc. (b)                          67,560
                                                     ____________
                                                        1,643,325
                                                     ____________
           Beverages -- 1.4%
    6,177  Dr. Pepper Snapple Group, Inc.                 217,183
                                                     ____________
           Biotechnology -- 0.5%
    3,409  Talecris Biotherapeutics Holdings
              Corp. (b)                                    79,430
                                                     ____________
           Capital Markets -- 2.1%
    1,599  Artio Global Investors, Inc.                    23,585
    2,957  LPL Investment Holdings, Inc. (b)              107,546
    4,437  MF Global Holdings Ltd. (b)                     37,093
    9,939  Och-Ziff Capital Management
              Group LLC, Class A (c)                      154,850
                                                     ____________
                                                          323,074
                                                     ____________
           Chemicals -- 0.1%
    1,125  STR Holdings, Inc. (b)                          22,500
                                                     ____________
           Commercial Banks -- 0.7%
    3,488  First Republic Bank (b)                        101,571
                                                     ____________
           Commercial Services &
              Supplies -- 0.3%
    3,681  KAR Auction Services, Inc. (b)                  50,798
                                                     ____________
           Communications Equipment -- 0.4%
    2,654  Aruba Networks, Inc. (b)                        55,416
                                                     ____________
           Computers & Peripherals -- 0.2%
    3,367  SMART Technologies, Inc.,
              Class A (b)                                  31,785
                                                     ____________
           Construction & Engineering -- 1.4%
    3,224  Aecom Technology Corp. (b)                      90,175
    4,106  KBR, Inc.                                      125,110
                                                     ____________
                                                          215,285
                                                     ____________
           Consumer Finance -- 2.4%
   14,813  Discover Financial Services                    274,485
    1,112  Green Dot Corp., Class A (b)                    63,095
    2,414  Netspend Holdings, Inc. (b)                     30,947
                                                     ____________
                                                          368,527
                                                     ____________
           Diversified Consumer
               Services -- 0.4%
    3,841  Education Management Corp. (b)                  69,522
                                                     ____________



Shares     Description                                   Value
---------  ---------------------------------        ---------------

           Diversified Financial
              Services -- 1.2%
    2,777  CBOE Holdings, Inc.                       $     63,482
    3,231  MSCI, Inc., Class A (b)                        125,880
                                                     ____________
                                                          189,362
                                                     ____________
           Electrical Equipment -- 1.6%
    2,849  A123 Systems, Inc. (b)                          27,180
    1,837  Generac Holdings, Inc. (b)                      29,704
    1,212  Polypore International, Inc. (b)                49,365
    4,703  Sensata Technologies Holding N.V. (b)          141,607
                                                     ____________
                                                          247,856
                                                     ____________
           Electronic Equipment, Instruments
              & Components -- 3.1%
    2,237  Aeroflex Holding Corp. (b)                      36,798
   12,157  Tyco Electronics Ltd.                          430,358
                                                     ____________
                                                          467,156
                                                     ____________
           Energy Equipment &
              Services -- 0.6%
    2,191  Dresser-Rand Group, Inc. (b)                    93,315
                                                     ____________
           Food & Staples Retailing -- 0.4%
    1,359  Fresh Market (The), Inc. (b)                    55,991
                                                     ____________
           Food Products -- 2.5%
    2,400  Dole Food Co., Inc. (b)                         32,424
    5,564  Mead Johnson Nutrition Co.                     346,359
                                                     ____________
                                                          378,783
                                                     ____________
           Health Care Equipment &
              Supplies -- 4.4%
   13,642  Covidien PLC                                   622,894
    1,602  Masimo Corp.                                    46,570
                                                     ____________
                                                          669,464
                                                     ____________
           Health Care Providers &
              Services -- 0.5%
    2,477  Accretive Health, Inc. (b)                      40,251
    4,352  Select Medical Holdings Corp. (b)               31,813
                                                     ____________
                                                           72,064
                                                     ____________
           Health Care Technology -- 0.5%
    3,143  Emdeon, Inc., Class A (b)                       42,556
    1,579  MedAssets, Inc. (b)                             31,880
                                                     ____________
                                                           74,436
                                                     ____________
           Hotels, Restaurants &
              Leisure -- 1.4%
    4,731  Hyatt Hotels Corp., Class A (b)                216,491
                                                     ____________
           Insurance -- 1.4%
    2,568  OneBeacon Insurance Group
              Ltd., Class A                                38,931
    1,978  Primerica, Inc.                                 47,967
    3,214  Symetra Financial Corp.                         44,032
    2,809  Validus Holdings Ltd.                           85,983
                                                     ____________
                                                          216,913
                                                     ____________


            See Notes to Financial Statements                         Page 49

First Trust US IPO Index Fund

December 31, 2010


Shares     Description                                   Value
---------  ---------------------------------        ---------------
           Common Stocks (Continued)
           Internet & Catalog Retail -- 0.3%
    1,571  HSN, Inc. (b)                             $     48,135
                                                     ____________
           Internet Software & Services -- 1.6%
    1,192  Ancestry.com, Inc. (b)                          33,758
    2,903  AOL, Inc. (b)                                   68,830
      644  LogMeIn, Inc. (b)                               28,555
    3,430  Rackspace Hosting, Inc. (b)                    107,736
                                                     ____________
                                                          238,879
                                                     ____________
           IT Services -- 14.7%
    3,755  Booz Allen Hamilton Holding
              Corp., Class A (b)                           72,960
    3,401  Broadridge Financial Solutions, Inc.            74,584
    5,992  Genpact Ltd. (b)                                91,078
   10,110  SAIC, Inc. (b)                                 160,345
    4,556  Teradata Corp. (b)                             187,525
   18,798  Visa, Inc., Class A                          1,323,003
   17,839  Western Union Co.                              331,270
                                                     ____________
                                                        2,240,765
                                                     ____________
           Machinery -- 0.7%
    1,758  WABCO Holdings, Inc. (b)                       107,115
                                                     ____________
           Media -- 6.1%
    3,085  Cinemark Holdings, Inc.                         53,185
    4,537  Scripps Networks Interactive, Class A          234,790
    9,676  Time Warner Cable, Inc.                        638,906
                                                     ____________
                                                          926,881
                                                     ____________
           Metals & Mining -- 0.7%
    2,237  Molycorp, Inc. (b)                             111,626
                                                     ____________
           Multiline Retail -- 1.9%
    9,276  Dollar General Corp. (b)                       284,495
                                                     ____________
           Oil, Gas & Consumable
              Fuels -- 8.8%
    1,880  Clean Energy Fuels Corp. (b)                    26,019
    9,688  Cobalt International Energy, Inc. (b)          118,290
    2,717  Concho Resources, Inc. (b)                     238,199
    4,623  Continental Resources, Inc. (b)                272,064
    1,570  Duncan Energy Partners L.P. (c)                 50,381
    2,508  Oasis Petroleum, Inc. (b)                       68,017
    2,475  Patriot Coal Corp. (b)                          47,941
   11,019  SandRidge Energy, Inc. (b)                      80,659
   17,631  Spectra Energy Corp.                           440,599
                                                     ____________
                                                        1,342,169
                                                     ____________
           Pharmaceuticals -- 1.0%
    6,861  Warner Chilcott PLC, Class A                   154,784
                                                     ____________
           Professional Services -- 1.0%
    4,686  Verisk Analytics, Inc., Class A (b)            159,699
                                                     ____________
           Real Estate Investment
              Trusts -- 0.2%
    1,622  DuPont Fabros Technology, Inc.                  34,500
                                                     ____________
           Road & Rail -- 1.1%
   11,220  Hertz Global Holdings, Inc. (b)                162,578
                                                     ____________



Shares     Description                                   Value
---------  ---------------------------------        ---------------
           Semiconductors & Semiconductor
              Equipment -- 3.5%
    1,216  Cavium Networks, Inc. (b)                 $     45,819
    2,332  First Solar, Inc. (b)                          303,486
    4,079  GT Solar International, Inc. (b)                37,201
    6,780  NXP Semiconductor NV (b)                       141,905
                                                     ____________
                                                          528,411
                                                     ____________
           Software -- 3.5%
    1,171  CommVault Systems, Inc. (b)                     33,514
    1,941  Fortinet, Inc. (b)                              62,791
    1,095  Motricity, Inc. (b)                             20,334
    1,733  NetSuite, Inc. (b)                              43,325
    2,115  QLIK Technologies, Inc. (b)                     54,588
    1,320  RealD, Inc. (b)                                 34,214
    1,719  RealPage, Inc. (b)                              53,169
    1,866  Solarwinds, Inc. (b)                            35,921
    1,911  Solera Holdings, Inc.                           98,073
    1,955  SS&C Technologies Holdings, Inc. (b)            40,097
    2,066  SuccessFactors, Inc. (b)                        59,831
                                                     ____________
                                                          535,857
                                                     ____________
           Specialty Retail -- 0.4%
    2,414  Express, Inc.                                   45,383
    1,072  hhgregg, Inc. (b)                               22,459
                                                     ____________
                                                           67,842
                                                     ____________
           Textiles, Apparel & Luxury
              Goods -- 0.7%
    2,605  Hanesbrands, Inc. (b)                           66,167
    1,102  Vera Bradley, Inc. (b)                          36,366
                                                     ____________
                                                          102,533
                                                     ____________
           Tobacco -- 12.0%
    4,069  Lorillard, Inc.                                333,902
   25,525  Philip Morris International, Inc.            1,493,978
                                                     ____________
                                                        1,827,880
                                                     ____________
           Trading Companies &
              Distributors -- 0.2%
    1,309  Textainer Group Holdings Ltd.                   37,293
                                                     ____________
           Water Utilities -- 0.8%
    4,757  American Water Works Co., Inc.                 120,305
                                                     ____________
           Wireless Telecommunication
              Services -- 1.7%
   26,839  Clearwire Corp., Class A (b)                   138,221
    9,640  MetroPCS Communications, Inc. (b)              121,753
                                                     ____________
                                                          259,974
                                                     ____________

           Total Investments -- 99.9%                  15,272,297
             (Cost $13,490,453) (d)
           Net Other Assets and
              Liabilities -- 0.1%                          10,228
                                                     ____________
           Net Assets -- 100.0%                       $15,282,525
                                                     ============


Page 50          See Notes to Financial Statements

First Trust US IPO Index Fund

December 31, 2010



(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)  Non-income producing security.

(c)  Master Limited Partnership ("MLP").

(d) Aggregate cost for federal income tax purposes is $13,900,562. As of December 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,917,179 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $545,444.

____________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of December 31, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):


Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1       Level 2      Level 3
                   __________________________________________
Common Stocks*         $15,272,297   $      --     $      --
                   ==========================================

* See Portfolio of Investments for industry breakout.


                See Notes to Financial Statements                        Page 51

First Trust NASDAQ-100 Equal Weighted Index(SM) Fund

Portfolio of Investments (a)
December 31, 2010


Shares     Description                                   Value
---------  ---------------------------------        ---------------
           Common Stocks -- 100.1%
           Air Freight & Logistics -- 2.0%
    9,644  C.H. Robinson Worldwide, Inc.             $    773,352
   13,763  Expeditors International of
              Washington, Inc.                            751,460
                                                     ____________
                                                        1,524,812
                                                     ____________
           Biotechnology -- 6.9%
   13,266  Amgen, Inc. (b)                                728,303
   11,181  Biogen Idec, Inc. (b)                          749,686
   12,854  Celgene Corp. (b)                              760,186
   11,675  Cephalon, Inc. (b)                             720,581
   10,917  Genzyme Corp. (b)                              777,290
   20,484  Gilead Sciences, Inc. (b)                      742,340
   21,490  Vertex Pharmaceuticals, Inc. (b)               752,795
                                                     ____________
                                                        5,231,181
                                                     ____________
           Chemicals -- 1.0%
   11,411  Sigma-Aldrich Corp.                            759,516
                                                     ____________
           Commercial Services &
              Supplies -- 1.0%
    9,673  Stericycle, Inc. (b)                           782,739
                                                     ____________
           Communications Equipment -- 4.0%
   39,065  Cisco Systems, Inc. (b)                        790,285
    5,603  F5 Networks, Inc. (b)                          729,287
   15,445  QUALCOMM, Inc.                                 764,373
   12,655  Research In Motion Ltd. (b)                    735,635
                                                     ____________
                                                        3,019,580
                                                     ____________
           Computers & Peripherals -- 5.1%
    2,376  Apple, Inc. (b)                                766,402
   55,851  Dell, Inc. (b)                                 756,781
   14,159  NetApp, Inc. (b)                               778,179
   15,590  SanDisk Corp. (b)                              777,317
   51,824  Seagate Technology (b)                         778,915
                                                     ____________
                                                        3,857,594
                                                     ____________
           Diversified Consumer
              Services -- 1.0%
   19,796  Apollo Group, Inc., Class A (b)                781,744
                                                     ____________
           Electronic Equipment, Instruments
              & Components -- 2.1%
   99,581  Flextronics International Ltd. (b)             781,711
   26,775  FLIR Systems, Inc. (b)                         796,556
                                                     ____________
                                                        1,578,267
                                                     ____________
           Food & Staples Retailing -- 2.0%
   10,605  Costco Wholesale Corp.                         765,787
   14,986  Whole Foods Market, Inc. (b)                   758,142
                                                     ____________
                                                        1,523,929
                                                     ____________
           Health Care Equipment &
              Supplies -- 2.0%
   22,121  DENTSPLY International, Inc.                   755,875
    2,867  Intuitive Surgical, Inc. (b)                   738,969
                                                     ____________
                                                        1,494,844
                                                     ____________



Shares     Description                                   Value
---------  ---------------------------------        ---------------
           Health Care Providers &
              Services -- 2.0%
   13,874  Express Scripts, Inc. (b)                 $    749,890
   12,270  Henry Schein, Inc. (b)                         753,255
                                                     ____________
                                                        1,503,145
                                                     ____________
           Health Care Technology -- 1.0%
    7,856  Cerner Corp. (b)                               744,278
                                                     ____________
           Hotels, Restaurants &
              Leisure -- 3.0%
   18,545  Ctrip.com International Ltd., ADR (b)          750,145
   23,252  Starbucks Corp.                                747,087
    7,257  Wynn Resorts Ltd.                              753,567
                                                     ____________
                                                        2,250,799
                                                     ____________
           Household Durables -- 1.0%
   23,987  Garmin Ltd.                                    743,357
                                                     ____________
           Internet & Catalog Retail -- 4.9%
    4,290  Amazon.com, Inc. (b)                           772,200
   28,395  Expedia, Inc.                                  712,430
   47,700  Liberty Media Corp. - Interactive,
              Class A (b)                                 752,229
    4,231  Netflix, Inc. (b)                              743,387
    1,903  priceline.com, Inc. (b)                        760,344
                                                     ____________
                                                        3,740,590
                                                     ____________
           Internet Software &
              Services -- 5.8%
   14,975  Akamai Technologies, Inc. (b)                  704,574
    7,717  Baidu, Inc., ADR (b)                           744,922
   25,582  eBay, Inc. (b)                                 711,947
    1,289  Google, Inc., Class A (b)                      765,627
   22,222  VeriSign, Inc.                                 725,993
   46,677  Yahoo!, Inc. (b)                               776,238
                                                     ____________
                                                        4,429,301
                                                     ____________
           IT Services -- 5.0%
   16,257  Automatic Data Processing, Inc.                752,374
   10,520  Cognizant Technology Solutions
              Corp., Class A (b)                          771,011
   12,604  Fiserv, Inc. (b)                               738,090
   10,327  Infosys Technologies Ltd., ADR                 785,678
   24,574  Paychex, Inc.                                  759,583
                                                     ____________
                                                        3,806,736
                                                     ____________
           Leisure Equipment &
              Products -- 1.0%
   29,688  Mattel, Inc.                                   754,966
                                                     ____________
           Life Sciences Tools &
              Services -- 3.0%
   11,949  Illumina, Inc. (b)                             756,850
   13,735  Life Technologies Corp. (b)                    762,292
   39,209  QIAGEN N.V. (b)                                766,536
                                                     ____________
                                                        2,285,678
                                                     ____________


Page 52                 See Notes to Financial Statements

First Trust NASDAQ-100 Equal Weighted Index(SM) Fund

December 31, 2010


Shares     Description                                   Value
---------  ---------------------------------        ---------------
           Common Stocks (Continued)
           Machinery -- 2.0%
    8,904  Joy Global, Inc.                          $    772,422
   13,484  PACCAR, Inc.                                   774,251
                                                     ____________
                                                        1,546,673
                                                     ____________
           Media -- 4.1%
   35,581  Comcast Corp., Class A                         781,715
   19,403  DIRECTV, Class A (b)                           774,762
   52,648  News Corp., Class A                            766,555
   29,177  Virgin Media, Inc.                             794,781
                                                     ____________
                                                        3,117,813
                                                     ____________
           Multiline Retail -- 2.1%
   13,283  Dollar Tree, Inc. (b)                          744,910
   11,241  Sears Holdings Corp. (b)                       829,024
                                                     ____________
                                                        1,573,934
                                                     ____________
           Pharmaceuticals -- 3.0%
   35,597  Mylan, Inc. (b)                                752,164
   14,669  Teva Pharmaceutical Industries
              Ltd., ADR                                   764,695
   33,769  Warner Chilcott PLC, Class A                   761,829
                                                     ____________
                                                        2,278,688
                                                     ____________
           Semiconductors & Semiconductor
              Equipment -- 14.0%
   20,808  Altera Corp.                                   740,349
   55,975  Applied Materials, Inc.                        786,449
   17,386  Broadcom Corp., Class A                        757,160
    5,716  First Solar, Inc. (b)                          743,880
   35,500  Intel Corp.                                    746,565
   19,127  KLA-Tencor Corp.                               739,067
   14,694  Lam Research Corp. (b)                         760,855
   21,816  Linear Technology Corp.                        754,615
   40,392  Marvell Technology Group Ltd. (b)              749,272
   31,966  Maxim Integrated Products, Inc.                755,037
   22,340  Microchip Technology, Inc.                     764,251
   92,789  Micron Technology, Inc. (b)                    744,168
   53,012  NVIDIA Corp. (b)                               816,385
   27,005  Xilinx, Inc.                                   782,605
                                                     ____________
                                                       10,640,658
                                                     ____________
           Software -- 12.1%
   62,700  Activision Blizzard, Inc.                      779,988
   26,459  Adobe Systems, Inc. (b)                        814,408
   19,468  Autodesk, Inc. (b)                             743,678
   15,787  BMC Software, Inc. (b)                         744,199
   30,606  CA, Inc.                                       748,011
   16,682  Check Point Software Technologies
              Ltd. (b)                                    771,709
   11,007  Citrix Systems, Inc. (b)                       752,989
   47,881  Electronic Arts, Inc. (b)                      784,291
   15,424  Intuit, Inc. (b)                               760,403
   27,411  Microsoft Corp.                                765,315
   24,268  Oracle Corp.                                   759,589
   44,972  Symantec Corp. (b)                             752,831
                                                     ____________
                                                        9,177,411
                                                     ____________



Shares     Description                                   Value
---------  ---------------------------------        ---------------
           Specialty Retail -- 5.0%
   15,962  Bed Bath & Beyond, Inc. (b)               $    784,532
   12,138  O'Reilly Automotive, Inc. (b)                  733,378
   12,099  Ross Stores, Inc.                              765,262
   33,811  Staples, Inc.                                  769,876
   20,950  Urban Outfitters, Inc. (b)                     750,220
                                                     ____________
                                                        3,803,268
                                                     ____________
           Trading Companies &
              Distributors -- 1.0%
   12,795  Fastenal Co.                                   766,549
                                                     ____________
           Wireless Telecommunication
              Services -- 3.0%
    8,240  Millicom International Cellular S.A.           787,744
   16,818  NII Holdings, Inc. (b)                         751,092
   28,547  Vodafone Group PLC, ADR                        754,497
                                                     ____________
                                                        2,293,333
                                                     ____________

           Total Investments -- 100.1%                 76,011,383
             (Cost $68,822,059) (c)
           Net Other Assets and
              Liabilities -- (0.1)%                       (56,202)
                                                     ____________
           Net Assets -- 100.0%                       $75,955,181
                                                     ============


(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)  Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $70,027,445. As of December 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $7,515,755 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,531,817.

ADR -- American Depositary Receipt

____________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of December 31, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):


Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1       Level 2      Level 3
                   __________________________________________
Common Stocks*         $76,011,383   $      --     $      --
                   ==========================================

* See Portfolio of Investments for industry breakout.


                        See Notes to Financial Statements                Page 53

First Trust NASDAQ-100-Technology Sector Index(SM) Fund

Portfolio of Investments (a)
December 31, 2010


Shares     Description                                   Value
---------  ---------------------------------        ---------------
           Common Stocks -- 100.0%
           Communications Equipment -- 9.9%
  582,603  Cisco Systems, Inc. (b)                   $ 11,786,059
   83,531  F5 Networks, Inc. (b)                       10,872,395
  230,352  QUALCOMM, Inc.                              11,400,120
  188,720  Research In Motion Ltd. (b)                 10,970,294
                                                     ____________
                                                       45,028,868
                                                     ____________
           Computers & Peripherals
              -- 12.7%
   35,433  Apple, Inc. (b)                             11,429,269
  832,907  Dell, Inc. (b)                              11,285,890
  211,166  NetApp, Inc. (b)                            11,605,683
  232,473  SanDisk Corp. (b)                           11,591,104
  772,842  Seagate Technology (b)                      11,615,815
                                                     ____________
                                                       57,527,761
                                                     ____________
           Health Care Technology -- 2.5%
  117,147  Cerner Corp. (b)                            11,098,507
                                                     ____________
           Internet Software &
              Services -- 12.2%
  223,332  Akamai Technologies, Inc. (b)               10,507,770
  115,058  Baidu, Inc., ADR (b)                        11,106,549
   19,227  Google, Inc., Class A (b)                   11,420,261
  331,413  VeriSign, Inc.                              10,827,263
  696,128  Yahoo!, Inc. (b)                            11,576,609
                                                     ____________
                                                       55,438,452
                                                     ____________
           IT Services -- 5.1%
  156,920  Cognizant Technology Solutions
              Corp., Class A (b)                       11,500,667
  154,022  Infosys Technologies Ltd., ADR              11,717,993
                                                     ____________
                                                       23,218,660
                                                     ____________
           Semiconductors & Semiconductor
              Equipment -- 32.6%
  310,319  Altera Corp.                                11,041,150
  834,742  Applied Materials, Inc.                     11,728,125
  259,258  Broadcom Corp., Class A                     11,290,686
  529,396  Intel Corp.                                 11,133,198
  285,232  KLA-Tencor Corp.                            11,021,364
  219,111  Lam Research Corp. (b)                      11,345,568
  325,340  Linear Technology Corp.                     11,253,511
  602,373  Marvell Technology Group Ltd. (b)           11,174,019
  476,747  Maxim Integrated Products, Inc.             11,260,764
  333,163  Microchip Technology, Inc.                  11,397,506
1,383,777  Micron Technology, Inc. (b)                 11,097,892
  790,594  NVIDIA Corp. (b)                            12,175,148
  402,724  Xilinx, Inc.                                11,670,941
                                                     ____________
                                                      147,589,872
                                                     ____________
           Software -- 25.0%
  394,610  Adobe Systems, Inc. (b)                     12,146,096
  290,332  Autodesk, Inc. (b)                          11,090,682
  235,409  BMC Software, Inc. (b)                      11,097,180
  456,441  CA, Inc.                                    11,155,418
  248,761  Check Point Software
              Technologies Ltd. (b)                    11,507,684



Shares     Description                                   Value
---------  ---------------------------------        ---------------
           Software (Continued)
  164,150  Citrix Systems, Inc. (b)                  $ 11,229,502
  230,025  Intuit, Inc. (b)                            11,340,232
  408,809  Microsoft Corp.                             11,413,947
  361,923  Oracle Corp.                                11,328,190
  670,651  Symantec Corp. (b)                          11,226,698
                                                     ____________
                                                      113,535,629
                                                     ____________

           Total Investments -- 100.0%
             (Cost $406,553,346) (c)                  453,437,749
           Net Other Assets and
              Liabilities -- 0.0%                         (22,249)
                                                     ____________
           Net Assets -- 100.0%                      $453,415,500
                                                     ============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)  Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $410,553,708. As of December 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $46,297,785 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $3,413,744.

ADR - American Depositary Receipt

____________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of December 31, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):


Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1       Level 2      Level 3
                   ___________________________________________
Common Stocks*        $453,437,749   $      --     $      --
                   ===========================================

* See Portfolio of Investments for industry breakout.


Page 54              See Notes to Financial Statements

First Trust NYSE Arca Biotechnology Index Fund

Portfolio of Investments (a)
December 31, 2010


Shares     Description                                   Value
---------  ---------------------------------        ---------------
           Common Stocks -- 100.0%
           Biotechnology -- 70.1%
  134,751  Alexion Pharmaceuticals,
            Inc. (b)                                 $ 10,854,193
  160,965  Amgen, Inc. (b)                              8,836,978
  433,934  Amylin Pharmaceuticals, Inc. (b)             6,383,169
  158,366  Biogen Idec, Inc. (b)                       10,618,440
1,552,672  Celera Corp. (b)                             9,781,833
  156,849  Celgene Corp. (b)                            9,276,050
  142,983  Cephalon, Inc. (b)                           8,824,911
  241,339  Dendreon Corp. (b)                           8,427,558
  126,518  Genzyme Corp. (b)                            9,008,082
  241,772  Gilead Sciences, Inc. (b)                    8,761,817
  333,628  Human Genome Sciences,
            Inc. (b)                                    7,970,373
  625,012  InterMune, Inc. (b)                         22,750,437
  472,063  Myriad Genetics, Inc. (b)                   10,781,919
  253,255  Vertex Pharmaceuticals, Inc. (b)             8,871,523
                                                     ____________
                                                      141,147,283
                                                     ____________
           Life Sciences Tools &
              Services -- 26.1%
1,973,940  Affymetrix, Inc. (b)                         9,928,918
  187,395  Illumina, Inc. (b)                          11,869,600
  193,894  Life Technologies Corp. (b)                 10,761,117
  496,760  QIAGEN N.V. (b)                              9,711,658
1,275,154  Sequenom, Inc. (b)                          10,226,735
                                                     ____________
                                                       52,498,028
                                                     ____________
           Pharmaceuticals -- 3.8%
  587,965  Nektar Therapeutics (b)                      7,555,350
                                                     ____________

           Total Investments -- 100.0%                201,200,661
             (Cost $174,194,545) (c)
           Net Other Assets and
              Liabilities -- 0.0%                          19,206
                                                     ____________
           Net Assets -- 100.0%                      $201,219,867
                                                     ============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)  Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $186,193,337. As of December 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $27,798,109 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $12,790,785.

____________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of December 31, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):


Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1       Level 2      Level 3
                   ___________________________________________
Common Stocks*        $201,200,661   $      --     $      --
                   ===========================================

* See Portfolio of Investments for industry breakout.


                     See Notes to Financial Statements                  Page 55

First Trust Dow Jones Internet Index(SM) Fund

Portfolio of Investments (a)
December 31, 2010


Shares     Description                                   Value
---------  ---------------------------------        ---------------
           Common Stocks -- 100.0%
           Capital Markets -- 4.9%
  824,806  E*TRADE Financial Corp. (b)               $ 13,196,896
  808,974  TD Ameritrade Holding Corp.                 15,362,416
                                                     ____________
                                                       28,559,312
                                                     ____________
           Communications
           Equipment -- 7.3%
  770,318  Juniper Networks, Inc. (b)                  28,440,141
  251,930  NETGEAR, Inc. (b)                            8,485,002
2,286,101  Sonus Networks, Inc. (b)                     6,103,890
                                                     ____________
                                                       43,029,033
                                                     ____________
           Health Care Technology -- 2.4%
  741,410  Allscripts Healthcare Solutions,
              Inc. (b)                                 14,286,971
                                                     ____________
           Internet & Catalog
              Retail -- 19.3%
  250,428  Amazon.com, Inc. (b)                        45,077,040
  130,411  Blue Nile, Inc. (b)                          7,441,252
  618,844  Expedia, Inc.                               15,526,796
  105,649  Netflix, Inc. (b)                           18,562,529
   68,208  priceline.com, Inc. (b)                     27,252,506
                                                     ____________
                                                      113,860,123
                                                     ____________
           Internet Software &
            Services -- 47.1%
  402,017  Akamai Technologies, Inc. (b)               18,914,900
1,288,590  Art Technology Group, Inc. (b)               7,705,768
  246,092  Constant Contact, Inc. (b)                   7,626,391
  359,349  DealerTrack Holdings, Inc. (b)               7,212,134
  250,928  Digital River, Inc. (b)                      8,636,942
  866,002  EarthLink, Inc.                              7,447,617
1,154,884  eBay, Inc. (b)                              32,140,422
  100,978  Google, Inc., Class A (b)                   59,977,903
  394,355  IAC/InterActiveCorp (b)                     11,317,989
  818,755  Internap Network Services
              Corp. (b)                                 4,978,030
  302,965  j2 Global Communications,
              Inc. (b)                                  8,770,837
  541,829  Monster Worldwide, Inc. (b)                 12,803,419
  637,872  NIC, Inc.                                    6,193,737
1,293,835  RealNetworks, Inc. (b)                       5,434,107
  937,077  United Online, Inc.                          6,184,708
  537,799  ValueClick, Inc. (b)                         8,620,918
  496,159  VeriSign, Inc.                              16,209,515
  218,793  Vocus, Inc. (b)                              6,051,814
  250,019  WebMD Health Corp. (b)                      12,765,970
1,719,611  Yahoo!, Inc. (b)                            28,597,131
                                                     ____________
                                                      277,590,252
                                                     ____________
           IT Services -- 1.5%
  717,986  Sapient Corp.                                8,687,630
                                                     ____________
           Software -- 17.5%
  468,838  Ariba, Inc. (b)                             11,013,005
  426,740  Check Point Software
            Technologies Ltd. (b)                      19,740,992



Shares     Description                                 Value
---------  ---------------------------------      ---------------
           Common Stocks -- 100.
           Software (Continued)
  217,157  Concur Technologies, Inc. (b)             $ 11,276,963
  307,223  Ebix, Inc. (b)                               7,271,968
  367,424  Quest Software, Inc. (b)                    10,192,342
  178,946  Salesforce.com, Inc. (b)                    23,620,872
  655,277  TIBCO Software, Inc. (b)                    12,915,510
  343,444  Websense, Inc. (b)                           6,954,741
                                                     ____________
                                                      102,986,393
                                                     ____________

           Total Common Stocks -- 100.0%              588,999,714
             (Cost $510,472,914)

           Money Market Fund -- 0.1%
  861,706  Morgan Stanley Institutional
            Treasury Money Market
            Fund - 0.02% (c)                              861,706
             (Cost $861,706)                         ____________

           Total Investments -- 100.1%                589,861,420
             (Cost $511,334,620) (d)
           Net Other Assets and
            Liabilities -- (0.1)%                        (381,841)
                                                     ____________
           Net Assets -- 100.0%                      $589,479,579
                                                     ============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)  Non-income producing security.

(c)  Represents annualized 7-day yield at December 31, 2010.

(d) Aggregate cost for federal income tax purposes is $515,161,491. As of December 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $75,798,229 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,098,300.

____________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of December 31, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):


Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1       Level 2      Level 3
                   ___________________________________________
Common Stocks*        $588,999,714   $      --     $      --
Money Market Fund          861,706          --            --
                   ___________________________________________
Total Investments     $589,861,420   $      --     $      --
                   ===========================================

* See Portfolio of Investments for industry breakout.


Page 56                      See Notes to Financial Statements

First Trust Strategic Value Index Fund

Portfolio of Investments (a)
December 31, 2010

Shares     Description                                   Value
---------  ---------------------------------        ---------------
           Common Stocks -- 99.9%
           Aerospace & Defense -- 3.9%
   10,394  General Dynamics Corp.                    $    737,558
   11,015  Northrop Grumman Corp.                         713,552
                                                     ____________
                                                        1,451,110
                                                     ____________
           Biotechnology -- 5.8%
   11,504  Biogen Idec, Inc. (b)                          771,344
   11,537  Celgene Corp. (b)                              682,298
   18,138  Gilead Sciences, Inc. (b)                      657,321
                                                     ____________
                                                        2,110,963
                                                     ____________
           Capital Markets -- 4.0%
    4,321  Goldman Sachs Group (The), Inc.                726,619
   27,265  Morgan Stanley                                 741,881
                                                     ____________
                                                        1,468,500
                                                     ____________
           Computers & Peripherals -- 1.9%
   16,314  Hewlett-Packard Co.                            686,819
                                                     ____________
           Consumer Finance -- 4.1%
   18,295  Capital One Financial Corp.                    778,635
   38,366  Discover Financial Services                    710,922
                                                     ____________
                                                        1,489,557
                                                     ____________
           Diversified Financial
              Services -- 6.4%
   59,273  Bank of America Corp.                          790,702
  166,045  Citigroup, Inc. (b)                            785,393
   18,065  JPMorgan Chase & Co.                           766,317
                                                     ____________
                                                        2,342,412
                                                     ____________
           Diversified Telecommunication
              Services -- 2.1%
   16,701  CenturyLink, Inc.                              771,085
                                                     ____________
           Energy Equipment &
              Services -- 1.9%
   10,311  Diamond Offshore Drilling, Inc.                689,497
                                                     ____________
           Food & Staples Retailing -- 2.2%
   22,817  CVS Caremark Corp.                             793,347
                                                     ____________
           Food Products -- 1.9%
   22,781  Archer-Daniels-Midland Co.                     685,253
                                                     ____________
           Health Care Equipment &
              Supplies -- 4.3%
   18,841  St. Jude Medical, Inc. (b)                     805,453
   14,164  Zimmer Holdings, Inc. (b)                      760,323
                                                     ____________
                                                        1,565,776
                                                     ____________
           Health Care Providers &
              Services -- 9.8%
   23,283  Aetna, Inc.                                    710,364
   19,239  CIGNA Corp.                                    705,302
   10,723  McKesson Corp.                                 754,685
   19,537  UnitedHealth Group, Inc.                       705,481
   12,678  WellPoint, Inc. (b)                            720,871
                                                     ____________
                                                        3,596,703
                                                     ____________



Shares     Description                                   Value
---------  ---------------------------------        ---------------
           Insurance -- 11.8%
   11,548  ACE Ltd.                                  $    718,863
   23,059  Allstate (The) Corp.                           735,121
   11,981  Chubb (The) Corp.                              714,547
   17,943  Loews Corp.                                    698,162
   12,934  Prudential Financial, Inc.                     759,355
   12,561  Travelers (The) Cos., Inc.                     699,773
                                                     ____________
                                                        4,325,821
                                                     ____________
           Media -- 6.1%
   34,139  Comcast Corp., Class A                         750,034
   48,744  News Corp., Class A                            709,713
   11,535  Time Warner Cable, Inc.                        761,656
                                                     ____________
                                                        2,221,403
                                                     ____________
           Metals & Mining -- 4.2%
    6,921  Freeport-McMoRan Copper &
              Gold, Inc.                                  831,143
   11,687  Newmont Mining Corp.                           717,932
                                                     ____________
                                                        1,549,075
                                                     ____________
           Oil, Gas & Consumable
              Fuels -- 8.8%
    8,445  Chevron Corp.                                  770,606
   10,382  Hess Corp.                                     794,638
   21,253  Marathon Oil Corp.                             786,999
   37,981  Valero Energy Corp.                            878,121
                                                     ____________
                                                        3,230,364
                                                     ____________
           Pharmaceuticals -- 9.5%
   14,131  Abbott Laboratories                            677,016
   26,797  Bristol-Myers Squibb Co.                       709,584
   20,106  Eli Lilly & Co.                                704,514
   21,165  Forest Laboratories, Inc. (b)                  676,857
   41,368  Pfizer, Inc.                                   724,354
                                                     ____________
                                                        3,492,325
                                                     ____________
           Real Estate Investment
              Trusts -- 2.0%
   40,121  Annaly Capital Management, Inc.                718,968
                                                     ____________
           Semiconductors & Semiconductor
              Equipment -- 3.7%
   34,286  Intel Corp.                                    721,035
   35,038  Marvell Technology Group Ltd. (b)              649,955
                                                     ____________
                                                        1,370,990
                                                     ____________
           Software -- 2.0%
   26,491  Microsoft Corp.                                739,629
                                                     ____________
           Specialty Retail -- 1.5%
   16,460  Best Buy Co., Inc.                             564,413
                                                     ____________
           Textiles, Apparel & Luxury
              Goods -- 2.0%
    8,607  VF Corp.                                       741,751
                                                     ____________


                      See Notes to Financial Statements                 Page 57

First Trust Strategic Value Index Fund

December 31, 2010


           Description                                   Value
           ---------------------------------        ---------------
           Total Investments -- 99.9%                $ 36,605,761
             (Cost $33,296,578) (c)
           Net Other Assets and
              Liabilities -- 0.1%                          26,969
                                                     ____________
           Net Assets -- 100.0%                      $ 36,632,730
                                                     ============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)  Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $33,728,355. As of December 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $3,375,131 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $497,725.

____________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of December 31, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):


Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1       Level 2      Level 3
                      __________________________________________
Common Stocks*         $36,605,761   $      --     $      --
                      ==========================================

* See Portfolio of Investments for industry breakout.


Page 58               See Notes to Financial Statements

First Trust Value Line(R) Equity Allocation Index Fund

Portfolio of Investments (a)
December 31, 2010


Shares     Description                                   Value
---------  ---------------------------------        ---------------
           Common Stocks -- 100.0%
           Aerospace & Defense -- 0.9%
    1,334  Ceradyne, Inc. (b)                        $     42,061
      401  Cubic Corp.                                     18,907
                                                     ____________
                                                           60,968
                                                     ____________
           Airlines -- 0.9%
      570  Alaska Air Group, Inc. (b)                      32,313
    4,873  JetBlue Airways Corp. (b)                       32,211
                                                     ____________
                                                           64,524
                                                     ____________
           Auto Components -- 2.0%
    1,914  Magna International, Inc.                       99,528
      791  TRW Automotive Holdings Corp. (b)               41,686
                                                     ____________
                                                          141,214
                                                     ____________
           Automobiles -- 1.3%
    2,272  Honda Motor Co., Ltd., ADR                      89,744
                                                     ____________
           Beverages -- 1.4%
      486  Brown-Forman Corp., Class B                     33,835
      658  Hansen Natural Corp. (b)                        34,400
      639  Molson Coors Brewing Co., Class B               32,072
                                                     ____________
                                                          100,307
                                                     ____________
           Biotechnology -- 1.9%
    1,302  Biogen Idec, Inc. (b)                           87,299
      889  Cubist Pharmaceuticals, Inc. (b)                19,025
    1,212  Myriad Genetics, Inc. (b)                       27,682
                                                     ____________
                                                          134,006
                                                     ____________
           Building Products -- 0.3%
      573  A.O. Smith Corp.                                21,820
                                                     ____________
           Capital Markets -- 0.9%
    3,981  American Capital Ltd. (b)                       30,096
    1,426  Federated Investors, Inc., Class B              37,319
                                                     ____________
                                                           67,415
                                                     ____________
           Chemicals -- 2.2%
      963  Air Products and Chemicals, Inc.                87,585
      601  Cytec Industries, Inc.                          31,889
      319  Lubrizol (The) Corp.                            34,095
                                                     ____________
                                                          153,569
                                                     ____________
           Commercial Banks -- 1.0%
    5,149  Huntington Bancshares, Inc.                     35,374
    3,727  KeyCorp                                         32,984
                                                     ____________
                                                           68,358
                                                     ____________
           Commercial Services &
              Supplies -- 0.4%
    1,098  Deluxe Corp.                                    25,276
                                                     ____________
           Communications Equipment -- 2.5%
      984  ADTRAN, Inc.                                    35,631
      666  Black Box Corp.                                 25,501
      751  InterDigital, Inc. (b)                          31,272
    9,536  Motorola, Inc. (b)                              86,491
                                                     ____________
                                                          178,895
                                                     ____________



Shares     Description                                   Value
---------  ---------------------------------        ---------------
           Computers & Peripherals -- 1.2%
    1,754  SanDisk Corp. (b)                         $     87,454
                                                     ____________
           Construction & Engineering
              -- 0.4%
      856  Layne Christensen Co. (b)                       29,463
                                                     ____________
           Consumer Finance -- 0.4%
      818  First Cash Financial Services, Inc. (b)         25,350
                                                     ____________
           Containers & Packaging -- 0.5%
      510  Ball Corp.                                      34,705
                                                     ____________
           Diversified Financial Services
              -- 2.8%
   18,777  Citigroup, Inc. (b)                             88,815
    1,461  NASDAQ OMX Group (The), Inc. (b)                34,640
    2,476  NYSE Euronext                                   74,231
                                                     ____________

                                                          197,686
                                                     ____________
           Diversified Telecommunication
              Services -- 3.5%
    2,367  BCE, Inc.                                       83,934
    2,021  CenturyLink, Inc.                               93,310
    1,089  Telefonica S.A., ADR                            74,509
                                                     ____________

                                                          251,753
                                                     ____________
           Electric Utilities -- 3.8%
      689  Cleco Corp.                                     21,194
    4,283  Duke Energy Corp.                               76,280
      899  El Paso Electric Co. (b)                        24,749
    1,027  Otter Tail Corp.                                23,149
    1,695  PNM Resources, Inc.                             22,069
    1,706  Progress Energy, Inc.                           74,177
    1,222  Westar Energy, Inc.                             30,745
                                                     ____________

                                                          272,363
                                                     ____________
           Electrical Equipment -- 0.4%
      563  II-VI, Inc. (b)                                 26,101
                                                     ____________
           Electronic Equipment, Instruments
              & Components -- 2.1%
    1,420  Insight Enterprises, Inc. (b)                   18,687
    2,726  Tyco Electronics Ltd.                           96,501
    2,280  Vishay Intertechnology, Inc. (b)                33,470
                                                     ____________

                                                          148,658
                                                     ____________
           Energy Equipment & Services
              -- 0.5%
      375  Core Laboratories N.V.                          33,394
                                                     ____________
           Food & Staples Retailing -- 0.6%
      577  Ruddick Corp.                                   21,257
      539  Weis Markets, Inc.                              21,738
                                                     ____________

                                                           42,995
                                                     ____________
           Food Products -- 4.3%
    2,291  Archer-Daniels-Midland Co.                      68,913
    2,013  Campbell Soup Co.                               69,952
      937  Fresh Del Monte Produce, Inc.                   23,378
      679  Hormel Foods Corp.                              34,805
      501  J.M. Smucker (The) Co.                          32,891

               See Notes to Financial Statements                         Page 59

First Trust Value Line(R) Equity Allocation Index Fund

December 31, 2010


Shares     Description                                   Value
---------  ---------------------------------        ---------------
           Common Stocks (Continued)
           Food Products (Continued)
      398  Lancaster Colony Corp.                    $     22,766
      733  McCormick & Co., Inc.                           34,106
      452  Sanderson Farms, Inc.                           17,696
                                                     ____________
                                                          304,507
                                                     ____________
           Health Care Equipment &
              Supplies -- 3.3%
    1,027  Becton, Dickinson & Co.                         86,802
      727  Cooper (The) Cos., Inc.                         40,959
      865  Cyberonics, Inc. (b)                            26,832
      563  ICU Medical, Inc. (b)                           20,549
    1,056  Meridian Bioscience, Inc.                       24,457
      527  Varian Medical Systems, Inc. (b)                36,511
                                                     ____________
                                                          236,110
                                                     ____________
           Health Care Providers &
              Services -- 3.7%
    2,183  CIGNA Corp.                                     80,029
    1,477  Humana, Inc. (b)                                80,851
      617  LifePoint Hospitals, Inc. (b)                   22,675
    2,275  UnitedHealth Group, Inc.                        82,150
                                                     ____________
                                                          265,705
                                                     ____________
           Hotels, Restaurants & Leisure
              -- 3.3%
    1,013  McDonald's Corp.                                77,758
      820  Tim Hortons, Inc.                               33,809
    1,171  Wyndham Worldwide Corp.                         35,083
    1,783  Yum! Brands, Inc.                               87,456
                                                     ____________
                                                           234,106
                                                     ____________
           Household Durables -- 1.6%
      823  M.D.C. Holdings, Inc.                           23,678
    2,428  Sony Corp., ADR                                 86,704
                                                     ____________
                                                          110,382
                                                     ____________
           Household Products -- 2.3%
    1,133  Clorox (The) Co.                                71,696
    1,124  Kimberly-Clark Corp.                            70,857
      557  WD-40 Co.                                       22,436
                                                     ____________
                                                          164,989
                                                     ____________
           Insurance -- 9.2%
    1,364  ACE Ltd.                                        84,909
      100  Alleghany Corp. (b)                             30,637
      959  Axis Capital Holdings Ltd.                      34,409
      949  Berkshire Hathaway, Inc., Class B (b)           76,024
    1,372  Chubb (The) Corp.                               81,826
    1,056  CNA Financial Corp. (b)                         28,565
      368  Everest Re Group Ltd.                           31,214
      668  Hanover Insurance Group, Inc.                   31,209
       90  Markel Corp. (b)                                34,032
      402  PartnerRe Ltd.                                  32,301
      624  Reinsurance Group of America, Inc.              33,515
      402  RLI Corp.                                       21,133
    1,290  Selective Insurance Group, Inc.                 23,413



Shares     Description                                 Value
---------  ---------------------------------      ---------------
           Insurance (Continued)
      621  Transatlantic Holdings, Inc.              $     32,056
    1,453  Travelers (The) Cos., Inc.                      80,947
                                                     ____________
                                                          656,190
                                                     ____________
           Internet & Catalog Retail -- 1.9%
      220  Netflix, Inc. (b)                               38,654
      245  priceline.com, Inc. (b)                         97,890
                                                     ____________
                                                          136,544
                                                     ____________
           IT Services -- 3.6%
    1,250  Cognizant Technology Solutions
              Corp., Class A (b)                           91,612
      708  DST Systems, Inc.                               31,400
      570  International Business Machines Corp.           83,653
      346  MAXIMUS, Inc.                                   22,691
      598  Wright Express Corp. (b)                        27,508
                                                     ____________
                                                          256,864
                                                     ____________
           Leisure Equipment & Products
              -- 2.2%
      681  Hasbro, Inc.                                    32,129
    3,351  Mattel, Inc.                                    85,216
      535  Polaris Industries, Inc.                        41,741
                                                     ____________
                                                          159,086
                                                     ____________
           Life Sciences Tools & Services
              -- 0.5%
      976  Charles River Laboratories
              International, Inc. (b)                      34,687
                                                     ____________
           Marine -- 0.2%
    1,240  Genco Shipping & Trading Ltd. (b)               17,856
                                                     ____________
           Media -- 3.7%
    4,077  Comcast Corp., Class A                          89,572
    1,889  DIRECTV, Class A (b)                            75,428
    2,365  Time Warner, Inc.                               76,082
      623  Valassis Communications, Inc. (b)               20,154
                                                     ____________
                                                          261,236
                                                     ____________
           Multiline Retail -- 1.8%
    1,206  99 Cents Only Stores (b)                        19,224
      979  Dillard's, Inc., Class A                        37,143
      689  Dollar Tree, Inc. (b)                           38,639
      679  Family Dollar Stores, Inc.                      33,753
                                                     ____________
                                                          128,759
                                                     ____________
           Multi-Utilities -- 2.9%
      938  Avista Corp.                                    21,124
    1,532  Consolidated Edison, Inc.                       75,941
    1,533  MDU Resources Group, Inc.                       31,074
    3,250  Xcel Energy, Inc.                               76,537
                                                     ____________
                                                          204,676
                                                     ____________
           Oil, Gas & Consumable Fuels -- 1.8%
      580  Alliance Resource Partners L.P. (c)             38,141
    1,324  ConocoPhillips                                  90,164
                                                     ____________
                                                          128,305
                                                     ____________


Page 60           See Notes to Financial Statements

First Trust Value Line(R) Equity Allocation Index Fund

December 31, 2010


Shares     Description                                   Value
---------  ---------------------------------        ---------------
           Common Stocks (Continued)
           Personal Products -- 0.8%
      534  Herbalife Ltd.                            $     36,510
      731  Nu Skin Enterprises, Inc., Class A              22,120
                                                     ____________
                                                           58,630
                                                     ____________
           Pharmaceuticals -- 7.9%
    1,455  Abbott Laboratories                             69,709
    2,768  Bristol-Myers Squibb Co.                        73,296
    2,041  Eli Lilly & Co.                                 71,517
    2,613  Forest Laboratories, Inc. (b)                   83,564
    1,910  GlaxoSmithKline PLC, ADR                        74,910
      730  Medicis Pharmaceutical Corp., Class A           19,557
    2,082  Merck & Co., Inc.                               75,035
      844  Novo Nordisk A/S, ADR                           95,009
                                                     ____________
                                                          562,597
                                                     ____________
           Semiconductors & Semiconductor
              Equipment -- 3.9%
    1,041  Cirrus Logic, Inc. (b)                          16,635
    2,419  Fairchild Semiconductor
              International, Inc. (b)                      37,761
    3,956  Micron Technology, Inc. (b)                     31,727
    7,511  Taiwan Semiconductor Manufacturing
              Co., Ltd., ADR                               94,188
    3,001  Texas Instruments, Inc.                         97,532
                                                     ____________
                                                          277,843
                                                     ____________
           Software -- 0.4%
    2,193  Mentor Graphics Corp. (b)                       26,316
                                                     ____________
           Specialty Retail -- 4.7%
      537  Advance Auto Parts, Inc.                        35,523
    1,261  Aeropostale, Inc. (b)                           31,071
      350  AutoZone, Inc. (b)                              95,406
      482  Children's Place Retail Stores
              (The), Inc. (b)                              23,926
    1,518  Foot Locker, Inc.                               29,783
      512  Jos. A. Bank Clothiers, Inc. (b)                20,644
    1,543  Penske Automotive Group, Inc. (b)               26,879
      946  Rent-A-Center, Inc.                             30,537
      594  Ross Stores, Inc.                               37,571
                                                     ____________
                                                          331,340
                                                     ____________
           Textiles, Apparel & Luxury
              Goods -- 1.7%
      642  Deckers Outdoor Corp. (b)                       51,193
      667  Fossil, Inc. (b)                                47,010
    1,074  Iconix Brand Group, Inc. (b)                    20,739
                                                     ____________
                                                          118,942
                                                     ____________
           Thrifts & Mortgage Finance -- 0.8%
    1,800  New York Community Bancorp, Inc.                33,930
    1,719  Provident Financial Services, Inc.              26,008
                                                     ____________
                                                           59,938
                                                     ____________
           Tobacco -- 1.2%
    1,401  Philip Morris International, Inc.               82,000
                                                     ____________



Shares     Description                                   Value
---------  ---------------------------------        ---------------
           Wireless Telecommunication
              Services -- 0.4%
      940  Syniverse Holdings, Inc. (b)              $     28,999
                                                     ____________

           Total Common Stocks -- 100.0%                7,102,625
             (Cost $6,058,379)

           Money Market Fund -- 0.3%
   21,235  Morgan Stanley Institutional
            Treasury Money Market
            Fund - 0.02% (d)                               21,235
             (Cost $21,235)                          ____________

           Total Investments -- 100.3%                  7,123,860
             (Cost $6,079,614) (e)
           Net Other Assets and
              Liabilities -- (0.3)%                       (18,208)
                                                     ____________
           Net Assets -- 100.0%                      $  7,105,652
                                                     ============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)  Non-income producing security.

(c)  Master Limited Partnership ("MLP").

(d)  Represents annualized 7-day yield at December 31, 2010.

(e) Aggregate cost for federal income tax purposes is $6,082,365. As of December 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,077,485 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $35,990.

ADR - American Depositary Receipt


____________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of December 31, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):


Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1       Level 2      Level 3
                    __________________________________________
Common Stocks*         $ 7,102,625   $      --     $      --
Money Market Fund           21,235          --            --
                    __________________________________________
Total Investments      $ 7,123,860   $      --     $      --
                    ==========================================

* See Portfolio of Investments for industry breakout.


                 See Notes to Financial Statements                  Page 61

First Trust Value Line(R) Dividend Index Fund

Portfolio of Investments (a)
December 31, 2010


Shares     Description                                   Value
---------  ---------------------------------        ---------------
           Common Stocks -- 100.0%
           Aerospace & Defense -- 4.9%
   20,586  Boeing (The) Co.                          $  1,343,442
   26,251  Elbit Systems Ltd.                           1,389,203
   18,746  General Dynamics Corp.                       1,330,216
   24,965  Honeywell International, Inc.                1,327,139
   19,232  Lockheed Martin Corp.                        1,344,509
   20,620  Northrop Grumman Corp.                       1,335,764
   29,249  Raytheon Co.                                 1,355,399
   16,814  United Technologies Corp.                    1,323,598
                                                     ____________
                                                       10,749,270
                                                     ____________
           Air Freight & Logistics -- 0.6%
   18,307  United Parcel Service, Inc., Class B         1,328,722
                                                     ____________
           Beverages -- 2.5%
   18,994  Brown-Forman Corp., Class B                  1,322,362
   20,484  Coca-Cola (The) Co.                          1,347,233
   26,388  Molson Coors Brewing Co., Class B            1,324,414
   20,376  PepsiCo, Inc.                                1,331,164
                                                     ____________
                                                        5,325,173
                                                     ____________
           Capital Markets -- 0.6%
   50,679  Federated Investors, Inc., Class B           1,326,269
                                                     ____________
           Chemicals -- 3.7%
   14,664  Air Products and Chemicals, Inc.             1,333,691
   26,856  E.I. du Pont de Nemours & Co.                1,339,577
   24,094  International Flavors &
              Fragrances, Inc.                          1,339,385
   16,056  PPG Industries, Inc.                         1,349,828
   13,975  Praxair, Inc.                                1,334,193
   15,818  Sherwin-Williams (The) Co.                   1,324,758
                                                     ____________
                                                        8,021,432
                                                     ____________
           Commercial Banks -- 5.5%
   27,954  Bank of Hawaii Corp.                         1,319,708
   23,608  Bank of Montreal                             1,359,113
   23,623  Bank of Nova Scotia                          1,351,236
   24,541  BOK Financial Corp.                          1,310,490
   17,125  Canadian Imperial Bank of
              Commerce                                  1,342,600
   33,514  Commerce Bancshares, Inc.                    1,331,511
   21,609  Cullen/Frost Bankers, Inc.                   1,320,742
   25,937  Royal Bank of Canada                         1,358,061
   18,156  Toronto-Dominion (The) Bank                  1,349,172
                                                     ____________
                                                       12,042,633
                                                     ____________
           Commercial Services &
              Supplies -- 1.2%
   31,370  Avery Dennison Corp.                         1,328,206
   36,396  Waste Management, Inc.                       1,341,920
                                                     ____________
                                                        2,670,126
                                                     ____________
           Communications Equipment
              -- 0.6%
  130,418  Nokia Corp., ADR                             1,345,914
                                                     ____________



Shares     Description                                   Value
---------  ---------------------------------        ---------------
           Computers & Peripherals -- 0.6%
   41,189  Diebold, Inc.                             $  1,320,108
                                                     ____________
           Containers & Packaging -- 1.2%
   40,231  Bemis Co., Inc.                              1,313,944
   39,270  Sonoco Products Co.                          1,322,221
                                                     ____________
                                                        2,636,165
                                                     ____________
           Distributors -- 0.6%
   25,956  Genuine Parts Co.                            1,332,581
                                                     ____________
           Diversified Telecommunication
              Services -- 2.5%
   45,569  AT&T, Inc.                                   1,338,817
   28,726  CenturyLink, Inc.                            1,326,280
   19,664  Telefonica S.A., ADR                         1,345,411
   37,545  Verizon Communications, Inc.                 1,343,360
                                                     ____________
                                                        5,353,868
                                                     ____________
           Electric Utilities -- 6.1%
   35,629  ALLETE, Inc.                                 1,327,537
   74,880  Duke Energy Corp.                            1,333,613
   18,658  Entergy Corp.                                1,321,546
   31,902  Exelon Corp.                                 1,328,399
   35,781  FirstEnergy Corp.                            1,324,613
   25,559  NextEra Energy, Inc.                         1,328,812
   30,640  Progress Energy, Inc.                        1,332,227
   34,819  Southern Co.                                 1,331,130
   44,062  UIL Holdings Corp.                           1,320,098
   52,661  Westar Energy, Inc.                          1,324,951
                                                     ____________
                                                       13,272,926
                                                     ___________
           Electrical Equipment -- 1.8%
   22,748  Cooper Industries PLC                        1,325,981
   23,274  Emerson Electric Co.                         1,330,574
   21,943  Hubbell, Inc., Class B                       1,319,433
                                                     ____________
                                                        3,975,988
                                                     ____________
           Electronic Equipment, Instruments
              & Components -- 0.6%
   58,052  Molex, Inc.                                  1,318,942
                                                     ____________
           Food & Staples Retailing -- 2.5%
   45,867  Sysco Corp.                                  1,348,490
   34,211  Walgreen Co.                                 1,332,860
   24,881  Wal-Mart Stores, Inc.                        1,341,832
   32,620  Weis Markets, Inc.                           1,315,565
                                                     ____________
                                                        5,338,747
                                                     ____________
           Food Products -- 7.9%
   44,296  Archer-Daniels-Midland Co.                   1,332,424
   38,623  Campbell Soup Co.                            1,342,149
   59,424  ConAgra Foods, Inc.                          1,341,794
   37,356  General Mills, Inc.                          1,329,500
   26,921  H. J. Heinz Co.                              1,331,513
   27,932  Hershey (The) Co.                            1,316,994
   20,244  J.M. Smucker (The) Co.                       1,329,019
   26,099  Kellogg Co.                                  1,333,137
   42,165  Kraft Foods, Inc., Class A                   1,328,619
   23,017  Lancaster Colony Corp.                       1,316,572


Page 62                See Notes to Financial Statements

First Trust Value Line(R) Dividend Index Fund

December 31, 2010


Shares     Description                                   Value
---------  ---------------------------------        ---------------
           Common Stocks (Continued)
           Food Products (Continued)
   28,395  McCormick & Co., Inc.                     $  1,321,219
   76,120  Sara Lee Corp.                               1,332,861
   43,262  Unilever PLC, ADR                            1,335,931
                                                     ____________
                                                       17,291,732
                                                     ____________
           Gas Utilities -- 5.5%
   36,588  AGL Resources, Inc.                          1,311,680
   42,529  Atmos Energy Corp.                           1,326,905
   20,703  National Fuel Gas Co.                        1,358,531
   30,473  New Jersey Resources Corp.                   1,313,691
   28,114  Northwest Natural Gas Co.                    1,306,457
   47,248  Piedmont Natural Gas Co., Inc.               1,321,054
   24,890  South Jersey Industries, Inc.                1,314,690
   42,165  UGI Corp.                                    1,331,571
   36,789  WGL Holdings, Inc.                           1,315,942
                                                     ____________
                                                       11,900,521
                                                     ____________
           Health Care Equipment &
              Supplies -- 3.1%
    8,216  Alcon, Inc.                                  1,342,494
   15,846  Becton, Dickinson & Co.                      1,339,304
   29,033  Covidien PLC                                 1,325,647
   36,117  Medtronic, Inc.                              1,339,580
   24,287  Teleflex, Inc.                               1,306,883
                                                     ____________
                                                        6,653,908
                                                     ____________
           Health Care Providers &
              Services -- 1.2%
   34,334  Cardinal Health, Inc.                        1,315,335
   44,311  Owens & Minor, Inc.                          1,304,073
                                                     ____________
                                                        2,619,408
                                                     ____________
           Hotels, Restaurants & Leisure
              -- 1.2%
   17,440  McDonald's Corp.                             1,338,694
   26,916  Yum! Brands, Inc.                            1,320,230
                                                     ____________
                                                        2,658,924
                                                     ____________
           Household Durables -- 1.2%
   57,575  Leggett & Platt, Inc.                        1,310,407
   19,809  Stanley Black & Decker, Inc.                 1,324,628
                                                     ____________
                                                        2,635,035
                                                     ____________
           Household Products -- 2.4%
   20,892  Clorox (The) Co.                             1,322,046
   16,576  Colgate-Palmolive Co.                        1,332,213
   21,106  Kimberly-Clark Corp.                         1,330,522
   20,611  Procter & Gamble (The) Co.                   1,325,906
                                                     ____________
                                                        5,310,687
                                                     ____________
           Industrial Conglomerates -- 0.6%
   15,318  3M Co.                                       1,321,943
                                                     ____________
           Insurance -- 6.1%
   21,477  ACE Ltd.                                     1,336,943
   45,319  Arthur J. Gallagher & Co.                    1,317,877
   22,210  Chubb (The) Corp.                            1,324,604



Shares     Description                                   Value
---------  ---------------------------------        ---------------
           Insurance (Continued)
   41,549  Cincinnati Financial Corp.                $  1,316,688
   20,643  Erie Indemnity Co., Class A                  1,351,497
   15,581  Everest Re Group Ltd.                        1,321,581
   30,896  Mercury General Corp.                        1,328,837
   16,641  PartnerRe Ltd.                               1,337,104
   25,598  RLI Corp.                                    1,345,687
   23,892  Travelers (The) Cos., Inc.                   1,331,023
                                                     ____________
                                                       13,311,841
                                                     ____________
           IT Services -- 1.8%
   27,625  Accenture PLC, Class A                       1,339,536
   28,620  Automatic Data Processing, Inc.              1,324,534
   43,402  Paychex, Inc.                                1,341,556
                                                     ____________
                                                        4,005,626
                                                     ____________
           Leisure Equipment & Products
              -- 0.6%
   27,476  Hasbro, Inc.                                 1,296,318
                                                     ____________
           Machinery -- 2.4%
   22,803  Dover Corp.                                  1,332,835
   13,115  Eaton Corp.                                  1,331,304
   24,895  Illinois Tool Works, Inc.                    1,329,393
   23,245  Snap-on, Inc.                                1,315,202
                                                     ____________
                                                        5,308,734
                                                     ____________
           Media -- 1.9%
   35,686  Thomson Reuters Corp.                        1,330,017
   41,303  Time Warner, Inc.                            1,328,718
    3,092  Washington Post (The) Co., Class B           1,358,934
                                                     ____________
                                                        4,017,669
                                                     ____________
           Multi-Utilities -- 8.5%
   36,071  Alliant Energy Corp.                         1,326,331
   58,664  Avista Corp.                                 1,321,113
   26,845  Consolidated Edison, Inc.                    1,330,707
   31,077  Dominion Resources, Inc.                     1,327,609
   66,512  MDU Resources Group, Inc.                    1,348,198
   31,501  NSTAR                                        1,329,027
   29,280  OGE Energy Corp.                             1,333,411
   27,631  PG&E Corp.                                   1,321,867
   42,408  Public Service Enterprise Group,
              Inc.                                      1,348,999
   32,676  SCANA Corp.                                  1,326,646
   25,534  Sempra Energy                                1,340,024
   52,312  Vectren Corp.                                1,327,679
   22,549  Wisconsin Energy Corp.                       1,327,234
   56,815  Xcel Energy, Inc.                            1,337,993
                                                     ____________
                                                       18,646,838
                                                     ____________
           Office Electronics -- 0.6%
   25,706  CANON, Inc., ADR                             1,319,746
                                                     ____________
           Oil, Gas & Consumable Fuels
              -- 4.9%
   14,790  Chevron Corp.                                1,349,587
   19,848  ConocoPhillips                               1,351,649
   24,125  Enbridge, Inc.                               1,360,650


                See Notes to Financial Statements                        Page 63

First Trust Value Line(R) Dividend Index Fund

December 31, 2010


Shares     Description                                   Value
---------  ---------------------------------        ---------------
           Common Stocks (Continued)
           Oil, Gas & Consumable Fuels
              (Continued)
   18,256  Exxon Mobil Corp.                         $  1,334,879
   36,507  Marathon Oil Corp.                           1,351,854
   20,170  Royal Dutch Shell PLC,
              Class A, ADR                              1,346,953
   25,219  Total S.A., ADR                              1,348,712
   34,885  TransCanada Corp.                            1,327,025
                                                     ____________
                                                       10,771,309
                                                     ____________
           Pharmaceuticals -- 5.5%
   28,132  Abbott Laboratories                          1,347,804
   50,296  Bristol-Myers Squibb Co.                     1,331,838
   38,006  Eli Lilly & Co.                              1,331,730
   34,046  GlaxoSmithKline PLC, ADR                     1,335,284
   21,523  Johnson & Johnson                            1,331,198
   36,789  Merck & Co., Inc.                            1,325,876
   22,740  Novartis AG, ADR                             1,340,523
   76,208  Pfizer, Inc.                                 1,334,402
   41,471  Sanofi-Aventis, ADR                          1,336,610
                                                     ____________
                                                       12,015,265
                                                     ____________
           Real Estate Investment
              Trusts -- 0.6%
   13,144  Public Storage                               1,333,065
                                                     ____________
           Semiconductors & Semiconductor
              Equipment -- 2.4%
   34,965  Analog Devices, Inc.                         1,317,132
   94,663  Applied Materials, Inc.                      1,330,015
   63,957  Intel Corp.                                  1,345,016
   45,976  Xilinx, Inc.                                 1,332,384
                                                     ____________
                                                        5,324,547
                                                     ____________
           Software -- 0.6%
   47,484  Microsoft Corp.                              1,325,753
                                                     ____________
           Specialty Retail -- 0.6%
   37,822  Home Depot (The), Inc.                       1,326,039
                                                     ____________
           Textiles, Apparel & Luxury
             Goods -- 0.6%
   15,391  VF Corp.                                     1,326,396
                                                     ____________
           Thrifts & Mortgage Finance
              -- 0.6%
  113,723  Capitol Federal Financial, Inc.              1,354,441
                                                     ____________
           Tobacco -- 3.1%
   53,963  Altria Group, Inc.                           1,328,569
   17,278  British American Tobacco PLC, ADR            1,342,501
   16,185  Lorillard, Inc.                              1,328,141
   22,746  Philip Morris International, Inc.            1,331,323
   40,835  Reynolds American, Inc.                      1,332,038
                                                     ____________
                                                        6,662,572
                                                     ____________
           Wireless Telecommunication
              Services -- 0.6%
   50,089  Vodafone Group PLC, ADR                      1,323,852
                                                     ____________
           Total Investments -- 100.0%               $218,421,033
             (Cost $183,916,593) (b)
           Net Other Assets and
              Liabilities -- 0.0%                          88,559
                                                     ____________
           Net Assets -- 100.0%                      $218,509,592
                                                     ============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Aggregate cost for federal income tax purposes is $192,945,070. As of December 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $28,117,835 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,641,872.

ADR - American Depositary Receipt

____________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of December 31, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):


Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1       Level 2      Level 3
                   __________________________________________
Common Stocks*        $218,421,033   $      --     $      --
                   ==========================================

* See Portfolio of Investments for industry breakout.


Page 64                 See Notes to Financial Statements

First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund

Portfolio of Investments (a)
December 31, 2010


Shares     Description                                   Value
---------  ---------------------------------        ---------------
           Common Stocks (b) -- 100.1%
           Air Freight & Logistics -- 3.4%
    4,687  C.H. Robinson Worldwide, Inc.             $    375,851
    6,690  Expeditors International of
              Washington, Inc.                            365,274
                                                     ____________
                                                          741,125
                                                     ____________
           Biotechnology -- 11.5%
    6,449  Amgen, Inc. (c)                                354,050
    5,434  Biogen Idec, Inc. (c)                          364,350
    6,247  Celgene Corp. (c)                              369,448
    5,676  Cephalon, Inc. (c)                             350,323
    5,306  Genzyme Corp. (c)                              377,787
    9,956  Gilead Sciences, Inc. (c)                      360,805
   10,445  Vertex Pharmaceuticals, Inc. (c)               365,888
                                                     ____________
                                                        2,542,651
                                                     ____________
           Chemicals -- 1.7%
    5,547  Sigma-Aldrich Corp.                            369,208
                                                     ____________
           Commercial Services & Supplies
              -- 1.7%
    4,702  Stericycle, Inc. (c)                           380,486
                                                     ____________
           Diversified Consumer Services
              -- 1.7%
    9,623  Apollo Group, Inc., Class A (c)                380,012
                                                     ____________
           Electronic Equipment, Instruments
              & Components -- 3.5%
   48,403  Flextronics International Ltd. (c)             379,964
   13,015  FLIR Systems, Inc. (c)                         387,196
                                                     ____________
                                                          767,160
                                                     ____________
           Food & Staples Retailing -- 3.3%
    5,154  Costco Wholesale Corp.                         372,170
    7,285  Whole Foods Market, Inc. (c)                   368,548
                                                     ____________
                                                          740,718
                                                     ____________
           Health Care Equipment & Supplies
               -- 3.3%
   10,752  DENTSPLY International, Inc.                   367,396
    1,393  Intuitive Surgical, Inc. (c)                   359,046
                                                     ____________
                                                          726,442
                                                     ____________
           Health Care Providers & Services
              -- 3.3%
    6,743  Express Scripts, Inc. (c)                      364,459
    5,964  Henry Schein, Inc. (c)                         366,130
                                                     ____________
                                                          730,589
                                                     ____________
           Hotels, Restaurants & Leisure
              -- 4.9%
    9,014  Ctrip.com International Ltd., ADR (c)          364,616
   11,303  Starbucks Corp.                                363,165
    3,528  Wynn Resorts Ltd.                              366,348
                                                     ____________
                                                        1,094,129
                                                     ____________
           Household Durables -- 1.6%
   11,659  Garmin Ltd.                                    361,312
                                                     ____________



Shares     Description                                   Value
---------  ---------------------------------        ---------------
           Internet & Catalog Retail -- 8.2%
    2,085  Amazon.com, Inc. (c)                      $    375,300
   13,801  Expedia, Inc.                                  346,267
   23,186  Liberty Media Corp. - Interactive,
              Class A (c)                                 365,643
    2,057  Netflix, Inc. (c)                              361,415
      924  priceline.com, Inc. (c)                        369,184
                                                     ____________
                                                        1,817,809
                                                     ____________
           Internet Software & Services
              -- 1.6%
   12,434  eBay, Inc. (c)                                 346,038
                                                     ____________
           IT Services -- 4.9%
    7,902  Automatic Data Processing, Inc.                365,705
    6,126  Fiserv, Inc. (c)                               358,738
   11,945  Paychex, Inc.                                  369,220
                                                     ____________
                                                        1,093,663
                                                     ____________
           Leisure Equipment & Products
              -- 1.7%
   14,430  Mattel, Inc.                                   366,955
                                                     ____________
           Life Sciences Tools & Services
              -- 5.0%
    5,807  Illumina, Inc. (c)                             367,815
    6,675  Life Technologies Corp. (c)                    370,463
   19,057  QIAGEN N.V. (c)                                372,564
                                                     ____________
                                                        1,110,842
                                                     ____________
           Machinery -- 3.4%
    4,328  Joy Global, Inc.                               375,454
    6,554  PACCAR, Inc.                                   376,331
                                                     ____________
                                                          751,785
                                                     ____________
           Media -- 6.8%
   17,295  Comcast Corp., Class A                         379,971
    9,432  DIRECTV, Class A (c)                           376,620
   25,590  News Corp., Class A                            372,590
   14,182  Virgin Media, Inc.                             386,318
                                                     ____________
                                                        1,515,499
                                                     ____________
           Multiline Retail -- 3.5%
    6,455  Dollar Tree, Inc. (c)                          361,997
    5,463  Sears Holdings Corp. (c)                       402,896
                                                     ____________
                                                          764,893
                                                     ____________
           Pharmaceuticals -- 5.0%
   17,303  Mylan, Inc. (c)                                365,613
    7,130  Teva Pharmaceutical Industries
              Ltd., ADR                                   371,687
   16,413  Warner Chilcott PLC, Class A                   370,277
                                                     ____________
                                                        1,107,577
                                                     ____________
           Semiconductors & Semiconductor
              Equipment -- 1.6%
    2,779  First Solar, Inc. (c)                          361,659
                                                     ____________


                      See Notes to Financial Statements                  Page 65

First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund

December 31, 2010


Shares     Description                                   Value
---------  ---------------------------------        ---------------
           Common Stocks (b) (Continued)
           Software -- 3.4%
   30,476  Activision Blizzard, Inc.                 $    379,122
   23,274  Electronic Arts, Inc. (c)                      381,228
                                                     ____________
                                                          760,350
                                                     ____________
           Specialty Retail -- 8.4%
    7,759  Bed Bath & Beyond, Inc. (c)                    381,355
    5,899  O'Reilly Automotive, Inc. (c)                  356,418
    5,881  Ross Stores, Inc.                              371,973
   16,435  Staples, Inc.                                  374,225
   10,184  Urban Outfitters, Inc. (c)                     364,689
                                                     ____________
                                                        1,848,660
                                                     ____________
           Trading Companies &
              Distributors -- 1.7%
    6,219  Fastenal Co.                                   372,580
                                                     ____________
           Wireless Telecommunication
              Services -- 5.0%
    4,005  Millicom International Cellular S.A.           382,878
    8,174  NII Holdings, Inc. (c)                         365,051
   13,876  Vodafone Group PLC, ADR                        366,743
                                                     ____________
                                                        1,114,672
                                                     ____________

           Total Common Stocks -- 100.1%               22,166,814
              (Cost $20,096,386)

           Money Market Fund -- 0.0%
   10,975  Morgan Stanley Institutional
            Treasury Money Market
            Fund - 0.02% (d)                               10,975
             (Cost $10,975)                          ____________

           Total Investments -- 100.1%                 22,177,789
             (Cost $20,107,361) (e)
           Net Other Assets and
              Liabilities -- (0.1)%                       (26,472)
                                                     ____________
           Net Assets -- 100.0%                      $ 22,151,317
                                                     ============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) The industry allocation is based on Standard & Poor's Global Industry Classification Standard ("GICS"), and is different than the industry sector classification system used by the Index to select securities, which is the Industry Classification Benchmark ("ICB") system, the joint classification system of Dow Jones Indexes and FTSE Group.

(c)  Non-income producing security.

(d)  Represents annualized 7-day yield at December 31, 2010.

(e) Aggregate cost for federal income tax purposes is $20,447,887. As of December 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,286,932 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $557,030.

ADR - American Depositary Receipt

____________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of December 31, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):


Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1       Level 2      Level 3
                    __________________________________________
Common Stocks*         $22,166,814   $      --     $      --
Money Market Fund           10,975          --            --
                    __________________________________________
Total Investments      $22,177,789   $      --     $      --
                    ==========================================

* See Portfolio of Investments for industry breakout.


Page 66            See Notes to Financial Statements

First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund

Portfolio of Investments (a)
December 31, 2010


Shares     Description                                   Value
---------  ---------------------------------        ---------------
           Common Stocks -- 100.0%
           Aerospace & Defense -- 2.5%
   49,688  Hexcel Corp. (b)                          $    898,856
                                                     ____________
           Automobiles -- 3.5%
   46,888  Tesla Motors, Inc. (b)                       1,248,627
                                                     ____________
           Biotechnology -- 0.5%
   13,739  Metabolix, Inc. (b)                            167,204
                                                     ____________
           Chemicals -- 1.7%
   21,135  STR Holdings, Inc. (b)                         422,700
   17,570  Zoltek Cos., Inc. (b)                          202,933
                                                     ____________
                                                          625,633
                                                     ____________
           Commercial Services &
              Supplies -- 0.8%
   12,737  EnerNOC, Inc. (b)                              304,542
                                                     ____________
           Electrical Equipment -- 10.5%
   53,636  A123 Systems, Inc. (b)                         511,687
   35,202  Advanced Battery Technologies, Inc. (b)        135,528
   25,878  American Superconductor Corp. (b)              739,852
   21,964  Baldor Electric Co.                          1,384,611
   54,674  Broadwind Energy, Inc. (b)                     126,297
   83,108  Ener1, Inc. (b)                                314,979
    9,554  PowerSecure International, Inc. (b)             74,330
   59,669  Satcon Technology Corp. (b)                    268,511
   15,305  Vicor Corp.                                    251,002
                                                     ____________
                                                        3,806,797
                                                     ____________
           Electronic Equipment, Instruments
               & Components -- 11.7%
   86,789  AVX Corp.                                    1,339,154
   12,933  Comverge, Inc. (b)                              89,367
   21,376  Echelon Corp. (b)                              217,821
   20,643  Itron, Inc. (b)                              1,144,654
   13,583  Maxwell Technologies, Inc. (b)                 256,583
   54,498  Power-One, Inc. (b)                            555,880
   19,681  Universal Display Corp. (b)                    603,223
                                                     ____________
                                                        4,206,682
                                                     ____________
           Independent Power Producers &
              Energy Traders -- 1.9%
   23,210  Ormat Technologies, Inc.                       686,552
                                                     ____________
           Machinery -- 1.4%
   13,559  ESCO Technologies, Inc.                        513,072
                                                     ____________
           Oil, Gas & Consumable Fuels -- 0.6%
   18,281  Green Plains Renewable Energy,
              Inc. (b)                                    205,844
                                                     ____________
           Semiconductors & Semiconductor
              Equipment -- 64.9%
    4,498  Aixtron SE, ADR                                167,326
   22,201  Canadian Solar, Inc. (b)                       275,070
   42,668  Cree, Inc. (b)                               2,811,395
   25,461  Energy Conversion Devices, Inc. (b)            117,121
   63,272  Fairchild Semiconductor
              International, Inc. (b)                     987,676
   22,638  First Solar, Inc. (b)                        2,946,109
   63,622  GT Solar International, Inc. (b)               580,233
   35,449  International Rectifier Corp. (b)            1,052,481



Shares     Description                                   Value
---------  ---------------------------------        ---------------
           Semiconductors & Semiconductor
              Equipment (Continued)
   15,862  IXYS Corp. (b)                             $   184,316
   67,449  JA Solar Holdings Co., Ltd., ADR (b)           466,747
   44,542  LDK Solar Co., Ltd., ADR (b)                   450,765
   85,310  Linear Technology Corp.                      2,950,873
  116,192  MEMC Electronic Materials, Inc. (b)          1,308,322
   42,679  Microsemi Corp. (b)                            977,349
  104,162  National Semiconductor Corp.                 1,433,269
   17,238  O2Micro International Ltd., ADR (b)            106,531
  217,497  ON Semiconductor Corp. (b)                   2,148,870
   14,279  Power Integrations, Inc.                       573,159
   39,425  Renesola Ltd., ADR (b)                         344,574
   11,719  Rubicon Technology, Inc. (b)                   247,036
   21,457  Solarfun Power Holdings Co., Ltd.,
              ADR (b)                                     175,304
   28,540  SunPower Corp., Class A (b)                    366,168
   65,684  Suntech Power Holdings Co., Ltd.,
              ADR (b)                                     526,129
   36,573  Trina Solar Ltd., ADR (b)                      856,540
   20,387  Veeco Instruments, Inc. (b)                    875,826
   52,855  Yingli Green Energy Holding Co.,
              Ltd., ADR (b)                               522,208
                                                     ____________
                                                       23,451,397
                                                     ____________

           Total Investments -- 100.0%                 36,115,206
             (Cost $32,511,460) (c)
           Net Other Assets and
              Liabilities -- 0.0%                           4,782
                                                     ____________
           Net Assets -- 100.0%                      $ 36,119,988
                                                     ============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)  Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $37,954,558. As of December 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $6,476,451 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $8,315,803.

ADR - American Depositary Receipt

____________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of December 31, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1       Level 2      Level 3
                   __________________________________________
Common Stocks*         $36,115,206   $      --     $      --
                   ==========================================

* See Portfolio of Investments for industry breakout.


                   See Notes to Financial Statements                     Page 67

First Trust S&P REIT Index Fund

Portfolio of Investments (a)
December 31, 2010

Shares     Description                                   Value
---------  ---------------------------------        ---------------
           Common Stocks (b) -- 99.8%
           Diversified REITs -- 7.5%
   12,538  CapLease, Inc.                            $     72,971
   18,413  Colonial Properties Trust                      332,355
   22,675  Cousins Properties, Inc.                       189,109
    3,434  Excel Trust, Inc.                               41,551
    1,873  Gladstone Commercial Corp.                      35,269
   17,226  Investors Real Estate Trust                    154,517
   25,040  Liberty Property Trust                         799,277
    1,762  One Liberty Properties, Inc.                    29,425
    4,103  PS Business Parks, Inc.                        228,619
   35,645  Vornado Realty Trust                         2,970,298
   14,052  Washington Real Estate Investment
              Trust                                       435,471
    4,978  Winthrop Realty Trust, Inc.                     63,669
                                                     ____________
                                                        5,352,531
                                                     ____________
           Industrial REITs -- 5.8%
   36,918  AMB Property Corp.                           1,170,670
   47,540  DCT Industrial Trust, Inc.                     252,437
   13,071  DuPont Fabros Technology, Inc.                 278,020
    5,916  EastGroup Properties, Inc.                     250,365
   13,982  First Industrial Realty Trust, Inc. (c)        122,482
   11,158  First Potomac Realty Trust                     187,678
    7,444  Monmouth Real Estate Investment
              Corp., Class A                               63,274
  124,759  ProLogis                                     1,801,520
    1,502  Terreno Realty Corp. (c)                        26,931
                                                     ____________
                                                        4,153,377
                                                     ____________
           Office REITs -- 15.9%
   12,133  Alexandria Real Estate Equities, Inc.          888,864
   28,687  BioMed Realty Trust, Inc.                      535,013
   30,718  Boston Properties, Inc.                      2,644,820
   29,480  Brandywine Realty Trust                        343,442
   15,816  CommonWealth REIT                              403,466
   14,666  Corporate Office Properties Trust              512,577
   19,834  Digital Realty Trust, Inc.                   1,022,244
   27,077  Douglas Emmett, Inc.                           449,478
   55,278  Duke Realty Corp.                              688,764
   15,229  Franklin Street Properties Corp.               217,013
   15,711  Highwoods Properties, Inc.                     500,395
   11,478  Kilroy Realty Corp.                            418,603
   27,275  Lexington Realty Trust                         216,836
   17,437  Mack-Cali Realty Corp.                         576,467
    3,909  Mission West Properties, Inc.                   26,151
    7,385  MPG Office Trust, Inc. (c)                      20,309
    4,807  Parkway Properties, Inc.                        84,219
   29,150  Piedmont Office Realty Trust, Inc.,
               Class A                                    587,081
   17,159  SL Green Realty Corp.                        1,158,404
                                                     ____________
                                                       11,294,146
                                                     ____________
           Residential REITs -- 16.5%
   14,638  American Campus Communities, Inc.              464,903
   25,660  Apartment Investment &
              Management Co., Class A                     663,054
    9,070  Associated Estates Realty Corp.                138,680



Shares     Description                                   Value
---------  ---------------------------------        ---------------
           Residential REITs (Continued)
   18,699  AvalonBay Communities, Inc.               $  2,104,572
   14,052  BRE Properties, Inc.                           611,262
   15,057  Camden Property Trust                          812,777
   12,793  Education Realty Trust, Inc.                    99,402
    6,759  Equity Lifestyle Properties, Inc.              378,031
   62,365  Equity Residential                           3,239,862
    6,869  Essex Property Trust, Inc.                     784,577
    8,251  Home Properties, Inc.                          457,848
    7,495  Mid-America Apartment
              Communities, Inc.                           475,858
   10,693  Post Properties, Inc.                          388,156
    3,824  Sun Communities, Inc.                          127,377
   39,933  UDR, Inc.                                      939,224
    2,479  UMH Properties, Inc.                            25,286
                                                     ____________
                                                       11,710,869
                                                     ____________
           Retail REITs -- 27.2%
    8,826  Acadia Realty Trust                            160,986
    1,904  Agree Realty Corp.                              49,866
      447  Alexander's, Inc.                              184,289
   30,273  CBL & Associates Properties, Inc.              529,777
   10,307  Cedar Shopping Centers, Inc.                    64,831
   43,246  Developers Diversified Realty Corp.            609,336
   10,110  Equity One, Inc.                               183,800
   13,489  Federal Realty Investment Trust              1,051,198
  149,970  General Growth Properties, Inc. (c)          2,321,536
    4,989  Getty Realty Corp.                             156,056
   18,185  Glimcher Realty Trust                          152,754
   16,610  Inland Real Estate Corp.                       146,168
   89,004  Kimco Realty Corp.                           1,605,632
   13,887  Kite Realty Group Trust                         75,129
   28,527  Macerich (The) Co.                           1,351,324
   18,303  National Retail Properties, Inc.               485,030
   12,141  Pennsylvania Real Estate Investment
              Trust                                       176,409
    8,320  Ramco-Gershenson Properties Trust              103,584
   25,673  Realty Income Corp.                            878,017
   17,949  Regency Centers Corp.                          758,166
    2,512  Saul Centers, Inc.                             118,943
   64,218  Simon Property Group, Inc.                   6,389,049
    8,877  Tanger Factory Outlet Centers, Inc.            454,414
   11,989  Taubman Centers, Inc.                          605,205
    5,069  Urstadt Biddle Properties, Inc.,
              Class A                                      98,592
   26,401  Weingarten Realty Investors                    627,288
                                                     ____________
                                                       19,337,379
                                                     ____________
           Specialized REITs -- 26.9%
    8,519  Ashford Hospitality Trust (c)                   82,208
    4,042  Chesapeake Lodging Trust                        76,030
   10,968  Cogdell Spencer, Inc.                           63,614
   33,890  DiamondRock Hospitality Co. (c)                406,680
   10,203  Entertainment Properties Trust                 471,889
   19,195  Extra Space Storage, Inc.                      333,993
   18,725  FelCor Lodging Trust, Inc. (c)                 131,824
   79,880  HCP, Inc.                                    2,938,785
   31,819  Health Care REIT, Inc.                       1,515,857


Page 68                 See Notes to Financial Statements

First Trust S&P REIT Index Fund

December 31, 2010


Shares     Description                                   Value
---------  ---------------------------------        ---------------
           Common Stocks (b) (Continued)
           Specialized REITs (Continued)
   14,125  Healthcare Realty Trust, Inc.             $    299,026
   33,003  Hersha Hospitality Trust, Class A              217,820
   27,065  Hospitality Properties Trust                   623,578
  146,006  Host Hotels & Resorts, Inc.                  2,609,127
   16,018  LaSalle Hotel Properties                       422,875
    5,750  LTC Properties, Inc.                           161,460
   24,395  Medical Properties Trust, Inc.                 264,198
    6,071  National Health Investors, Inc.                273,316
   27,680  Nationwide Health Properties, Inc.           1,006,998
   21,593  OMEGA Healthcare Investors, Inc.               484,547
    8,747  Pebblebrook Hotel Trust                        177,739
   30,622  Public Storage                               3,105,683
   30,690  Senior Housing Properties Trust                673,339
    6,062  Sovran Self Storage, Inc.                      223,142
   33,169  Strategic Hotels & Resorts, Inc. (c)           175,464
   25,874  Sunstone Hotel Investors, Inc. (c)             267,278
    2,739  Universal Health Realty Income
              Trust                                       100,056
   18,080  U-Store-It Trust                               172,302
   34,443  Ventas, Inc.                                 1,807,569
                                                     ____________
                                                       19,086,397
                                                     ____________
           Total Investments -- 99.8%                  70,934,699
             (Cost $64,306,550) (d)
           Net Other Assets and
              Liabilities -- 0.2%                         131,153
                                                     ____________
           Net Assets -- 100.0%                      $ 71,065,852
                                                     ============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) The industry classification is based upon Standard & Poor's Global Industry Classification Standard (GICS) Sub-Industry.

(c)  Non-income producing security.

(d) Aggregate cost for federal income tax purposes is $64,726,888. As of December 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $6,638,025 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $430,214.

____________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of December 31, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1       Level 2      Level 3
                    __________________________________________
Common Stocks*         $70,934,699   $      --     $      --
                    ==========================================

* See Portfolio of Investments for industry breakout.


                        See Notes to Financial Statements              Page 69

First Trust ISE Water Index Fund

Portfolio of Investments (a)
December 31, 2010


Shares     Description                                   Value
---------  ---------------------------------        ---------------
           Common Stocks -- 99.8%
           Aerospace & Defense -- 4.2%
   42,481  ITT Corp.                                 $  2,213,685
                                                     ____________
           Building Products -- 1.2%
    8,224  Ameron International Corp.                     628,067
                                                     ____________
           Chemicals -- 11.5%
   18,167  Arch Chemicals, Inc.                           689,074
   35,371  Ashland, Inc.                                1,798,969
  102,028  Calgon Carbon Corp. (b)                      1,542,664
   65,683  Nalco Holding Co.                            2,097,915
                                                     ____________
                                                        6,128,622
                                                     ____________
           Commercial Services & Supplies
              -- 3.4%
   72,899  Tetra Tech, Inc. (b)                         1,826,849
                                                     ____________
           Construction & Engineering -- 6.3%
   37,527  Aecom Technology Corp. (b)                   1,049,630
   19,230  Layne Christensen Co. (b)                      661,897
   68,240  Northwest Pipe Co. (b)                       1,639,807
                                                     ____________
                                                        3,351,334
                                                     ____________
           Diversified Financial Services
               -- 1.3%
   21,249  PICO Holdings, Inc. (b)                        675,718
                                                     ____________
           Electrical Equipment -- 3.9%
   26,639  Franklin Electric Co., Inc.                  1,036,790
   13,541  Roper Industries, Inc.                       1,034,938
                                                     ____________
                                                        2,071,728
                                                     ____________
           Electronic Equipment, Instruments
               & Components -- 2.0%
   18,827  Itron, Inc. (b)                              1,043,957
                                                     ____________
           Health Care Equipment &
              Supplies -- 2.0%
   15,088  IDEXX Laboratories, Inc. (b)                 1,044,391
                                                     ____________
           Machinery -- 40.2%
   23,763  Badger Meter, Inc.                           1,050,800
   16,470  Crane Co.                                      676,423
   40,144  Danaher Corp.                                1,893,592
  532,784  Energy Recovery, Inc. (b)                    1,949,989
  477,056  Flow International Corp. (b)                 1,951,159
    9,066  Flowserve Corp.                              1,080,848
   39,939  IDEX Corp.                                   1,562,414
   31,809  Lindsay Corp.                                1,890,409
   32,327  Mueller Industries, Inc.                     1,057,093
  393,609  Mueller Water Products, Inc., Class A        1,641,350
   31,568  Pall Corp.                                   1,565,141
   59,282  Pentair, Inc.                                2,164,386
    7,683  Valmont Industries, Inc.                       681,713
   59,957  Watts Water Technologies, Inc.,
              Class A                                   2,193,827
                                                     ____________
                                                       21,359,144
                                                     ____________
           Metals & Mining -- 2.0%
   34,924  AMCOL International Corp.                    1,082,644
                                                     ____________



Shares     Description                                   Value
---------  ---------------------------------        ---------------
           Multi-Utilities -- 3.5%
   64,229  Veolia Environment, ADR                   $  1,885,763
                                                     ____________
           Water Utilities -- 18.3%
   30,368  American States Water Co.                    1,046,785
   85,134  American Water Works Co., Inc.               2,153,039
   97,476  Aqua America, Inc.                           2,191,261
   55,926  California Water Service Group               2,084,362
   42,413  Companhia de Saneamento Basico
              do Estado de Sao Paulo, ADR (b)           2,242,799
                                                     ____________
                                                        9,718,246
                                                     ____________
           Total Common Stocks -- 99.8%                53,030,148
             (Cost $48,043,718)

           Money Market Fund -- 0.1%
   40,289  Morgan Stanley Institutional
            Treasury Money Market
            Fund - 0.02% (c)                               40,289
             (Cost $40,289)                          ____________

           Total Investments -- 99.9%
             (Cost $48,084,007) (d)                    53,070,437
           Net Other Assets and
              Liabilities -- 0.1%                          40,202
                                                     ____________
           Net Assets -- 100.0%                      $ 53,110,639
                                                     ============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)  Non-income producing security.

(c)  Represents annualized 7-day yield at December 31, 2010.

(d) Aggregate cost for federal income tax purposes is $50,470,436. As of December 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $5,015,307 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,415,306.

ADR - American Depositary Receipt

____________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of December 31, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):


Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1       Level 2      Level 3
                    __________________________________________
Common Stocks*         $53,030,148   $      --     $      --
Money Market Fund           40,289          --            --
                    __________________________________________
Total Investments      $53,070,437   $      --     $      --
                    ==========================================

* See Portfolio of Investments for industry breakout.


Page 70              See Notes to Financial Statements

First Trust ISE-Revere Natural Gas Index Fund

Portfolio of Investments (a)
December 31, 2010


Shares     Description                                   Value
---------  ---------------------------------        ---------------
           Common Stocks -- 100.0%
           Gas Utilities -- 3.2%
  721,525  Questar Corp.                             $ 12,561,750
                                                     ____________
           Oil, Gas & Consumable
             Fuels -- 96.8%
  110,690  Apache Corp.                                13,197,569
  359,742  Cabot Oil & Gas Corp.                       13,616,235
  554,995  Chesapeake Energy Corp.                     14,379,920
  148,361  Cimarex Energy Co.                          13,134,399
  515,208  Comstock Resources, Inc. (b)                12,653,508
  196,973  ConocoPhillips                              13,413,861
  173,564  Devon Energy Corp.                          13,626,510
  442,760  EnCana Corp.                                12,893,171
  140,171  EOG Resources, Inc.                         12,813,031
  687,223  EXCO Resources, Inc.                        13,345,871
  176,233  Exxon Mobil Corp.                           12,886,157
  366,479  Forest Oil Corp. (b)                        13,915,208
  170,699  Hess Corp.                                  13,065,301
  179,592  Murphy Oil Corp.                            13,388,584
  175,770  Newfield Exploration Co. (b)                12,674,775
  668,795  Petrohawk Energy Corp. (b)                  12,205,509
1,693,807  PetroQuest Energy, Inc. (b)                 12,754,367
  871,266  Quicksilver Resources, Inc. (b)             12,842,461
  300,295  Range Resources Corp.                       13,507,269
  195,700  Royal Dutch Shell PLC,
              Class A, ADR                             13,068,846
2,003,227  SandRidge Energy, Inc. (b)                  14,663,622
  234,436  SM Energy Co.                               13,815,313
  356,816  Southwestern Energy Co. (b)                 13,355,623
  568,641  Statoilhydro ASA, ADR                       13,516,596
  560,127  Stone Energy Corp. (b)                      12,485,231
  354,331  Suncor Energy, Inc.                         13,567,334
  627,862  Talisman Energy, Inc.                       13,932,258
  243,734  Total S.A., ADR                             13,034,894
  264,569  Ultra Petroleum Corp. (b)                   12,638,461
                                                     ____________
                                                      384,391,884
                                                     ____________

           Total Common Stocks -- 100.0%              396,953,634
             (Cost $344,947,318)

           Money Market Fund -- 0.1%
  197,147  Morgan Stanley Institutional
            Treasury Money Market
            Fund - 0.02% (c)                              197,147
             (Cost $197,147)                         ____________

           Total Investments -- 100.1%                397,150,781
             (Cost $345,144,465) (d)
           Net Other Assets and
              Liabilities -- (0.1)%                      (257,346)
                                                     ____________
           Net Assets -- 100.0%                      $396,893,435
                                                     ============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)  Non-income producing security.

(c)  Represents annualized 7-day yield at December 31, 2010.

(d) Aggregate cost for federal income tax purposes is $348,034,541. As of December 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $53,470,995 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $4,354,755.

ADR - American Depositary Receipt

____________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of December 31, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):


Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1       Level 2      Level 3
                    ___________________________________________
Common Stocks*        $396,953,634   $      --     $      --
Money Market Fund          197,147          --            --
                    ___________________________________________
Total Investments     $397,150,781   $      --     $      --
                    ===========================================

* See Portfolio of Investments for industry breakout.


                     See Notes to Financial Statements                   Page 71

First Trust ISE Chindia Index Fund

Portfolio of Investments (a)
December 31, 2010


Shares     Description                                   Value
---------  ---------------------------------        ---------------
           Common Stocks -- 100.0%
           Airlines -- 0.7%
   42,397  China Southern Airlines Co., Ltd.,
              ADR (b)                                $  1,293,533
                                                     ____________
           Commercial Banks -- 14.3%
   73,979  HDFC Bank Ltd., ADR                         12,362,631
  252,252  ICICI Bank Ltd., ADR                        12,774,041
                                                     ____________
                                                       25,136,672
                                                     ____________
           Diversified Consumer Services
              -- 0.7%
   12,162  New Oriental Education &
              Technology Group, Inc., ADR (b)           1,279,807
                                                     ____________
           Diversified Telecommunication
              Services -- 1.5%
   25,339  China Telecom Corp., Ltd., ADR               1,324,723
   91,859  China Unicom (Hong Kong) Ltd.,
              ADR                                       1,308,991
                                                     ____________
                                                        2,633,714
                                                     ____________
           Health Care Equipment &
              Supplies -- 0.7%
   48,773  Mindray Medical International Ltd.,
              ADR                                       1,287,607
                                                     ____________
           Hotels, Restaurants & Leisure
               -- 5.8%
   61,327  China Lodging Group Ltd., ADR (b)            1,336,315
  156,435  Ctrip.com International Ltd.,
              ADR (b)                                   6,327,796
   29,851  Home Inns & Hotels Management,
              Inc., ADR (b)                             1,222,697
  222,564  Melco Crown Entertainment Ltd.,
              ADR (b)                                   1,415,507
                                                     ____________
                                                       10,302,315
                                                     ____________
           Independent Power Producers &
              Energy Traders -- 0.7%
   57,794  Huaneng Power International, Inc.,
              ADR                                       1,235,636
                                                     ____________
           Insurance -- 4.5%
  110,068  China Life Insurance Co., Ltd., ADR          6,732,859
   71,703  CNinsure, Inc., ADR                          1,236,877
                                                     ____________
                                                        7,969,736
                                                     ____________
           Internet & Catalog Retail -- 2.2%
  141,544  Makemytrip Ltd. (b)                          3,825,934
                                                     ____________
           Internet Software & Services
               -- 10.5%
  114,671  Baidu, Inc., ADR (b)                        11,069,192
   33,928  NetEase.com, Inc., ADR (b)                   1,226,497
   47,801  SINA Corp. (b)                               3,289,665
   45,995  Sohu.com, Inc. (b)                           2,920,222
                                                     ____________

                                                       18,505,576
                                                     ____________



Shares     Description                                   Value
---------  ---------------------------------        ---------------
           IT Services -- 11.9%
  177,032  Infosys Technologies Ltd., ADR            $ 13,468,595
  482,450  Wipro Ltd., ADR                              7,463,501
                                                     ____________
                                                       20,932,096
                                                     ____________
           Life Sciences Tools & Services
              -- 0.7%
   76,258  WuXi PharmaTech Cayman,
              Inc., ADR (b)                             1,230,804
                                                     ____________
           Machinery -- 4.1%
  248,699  Tata Motors Ltd., ADR                        7,296,829
                                                     ____________
           Media -- 1.9%
  155,643  Focus Media Holding Ltd., ADR (b)            3,413,251
                                                     ____________
           Metals & Mining -- 5.2%
   56,473  Aluminum Corp. of China Ltd.,
              ADR (b)                                   1,287,020
  477,880  Sterlite Industries (India) Ltd.,
              ADR                                       7,904,135
                                                     ____________
                                                        9,191,155
                                                     ____________
           Oil, Gas & Consumable Fuels
               -- 12.8%
   13,723  China Petroleum & Chemical
              Corp., ADR                                1,313,154
   52,899  CNOOC Ltd., ADR                             12,609,535
   55,362  PetroChina Co., Ltd., ADR                    7,279,549
   45,186  Yanzhou Coal Mining Co., Ltd.,
              ADR                                       1,382,692
                                                     ____________
                                                       22,584,930
                                                     ____________
           Pharmaceuticals -- 1.8%
   87,241  Dr. Reddy's Laboratories Ltd., ADR           3,224,427
                                                     ____________
           Professional Services -- 0.7%
   23,808  51job, Inc. ADR (b)                          1,172,544
                                                     ____________
           Real Estate Management &
              Development -- 0.8%
   92,923  E-House China Holdings Ltd., ADR             1,390,128
                                                     ____________
           Semiconductors & Semiconductor
              Equipment -- 6.4%
  182,673  JA Solar Holdings Co., Ltd., ADR (b)         1,264,097
   56,349  Jinkosolar Holding Co. Ltd., ADR (b)         1,133,742
  123,837  LDK Solar Co., Ltd., ADR (b)                 1,253,231
  146,765  Renesola Ltd., ADR (b)                       1,282,726
  147,778  Solarfun Power Holdings Co.,
              Ltd., ADR (b)                             1,207,346
   75,674  Spreadtrum Communications,
              Inc., ADR (b)                             1,390,131
  155,283  Suntech Power Holdings Co.,
              Ltd., ADR (b)                             1,243,817
   52,891  Trina Solar Ltd., ADR (b)                    1,238,707
  122,188  Yingli Green Energy Holding Co.,
              Ltd., ADR (b)                             1,207,218
                                                     ____________
                                                       11,221,015
                                                     ____________


Page 72        See Notes to Financial Statements

First Trust ISE Chindia Index Fund

December 31, 2010


Shares     Description                                   Value
---------  ---------------------------------        ---------------
           Common Stocks (Continued)
           Software -- 5.1%
   80,363  AsiaInfo Holdings, Inc. (b)               $  1,331,615
   45,831  Changyou.com Ltd., ADR (b)                   1,306,642
   33,295  Longtop Financial Technologies
              Ltd., ADR (b)                             1,204,613
   54,438  Perfect World Co., Ltd., ADR (b)             1,287,459
  205,471  Shanda Games Ltd., ADR (b)                   1,323,233
   33,115  Shanda Interactive Entertainment
              Ltd., ADR (b)                             1,312,678
   35,261  VanceInfo Technologies, Inc.,
              ADR (b)                                   1,217,915
                                                     ____________
                                                        8,984,155
                                                     ____________
           Wireless Telecommunication
              Services -- 7.0%
  246,862  China Mobile Ltd., ADR                      12,249,292
                                                     ____________

           Total Investments -- 100.0%                176,361,156
             (Cost $150,047,531) (c)
           Net Other Assets and
              Liabilities -- 0.0%                          (9,333)
                                                     ____________
           Net Assets -- 100.0%                      $176,351,823
                                                     ============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)  Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $153,041,021. As of December 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $28,953,745 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $5,633,610.

ADR - American Depositary Receipt

____________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of December 31, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1       Level 2      Level 3
                    ___________________________________________
Common Stocks*        $176,361,156   $      --     $      --
                    ===========================================

* See Portfolio of Investments for industry breakout.


               See Notes to Financial Statements                         Page 73

First Trust Value Line(R) 100 Exchange-Traded Fund

Portfolio of Investments (a)
December 31, 2010


Shares     Description                                   Value
---------  ---------------------------------        ---------------
           Common Stocks -- 99.9%
           Air Freight & Logistics -- 1.0%
   42,589  Park-Ohio Holdings Corp. (b)              $    890,536
                                                     ____________
           Airlines -- 5.0%
   15,710  Alaska Air Group, Inc. (b)                     890,600
   71,359  Delta Air Lines, Inc. (b)                      899,124
  134,202  JetBlue Airways Corp. (b)                      887,075
   68,392  Southwest Airlines Co.                         887,728
   90,012  US Airways Group, Inc. (b)                     901,020
                                                     ____________
                                                        4,465,547
                                                     ____________
           Auto Components -- 8.0%
   69,083  American Axle & Manufacturing
              Holdings, Inc. (b)                          888,407
   11,223  Autoliv, Inc.                                  885,944
   51,088  Dana Holding Corp. (b)                         879,224
   17,104  Magna International, Inc.                      889,408
   62,697  Standard Motor Products, Inc.                  858,949
   41,054  Superior Industries International,
              Inc.                                        871,166
   21,067  Tenneco, Inc. (b)                              867,118
   16,993  TRW Automotive Holdings
              Corp. (b)                                   895,531
                                                     _____________
                                                        7,035,747
                                                     ____________
           Automobiles -- 1.0%
   52,662  Ford Motor Co. (b)                             884,195
                                                     ____________
           Biotechnology -- 1.0%
   13,993  Cephalon, Inc. (b)                             863,648
                                                     ____________
           Capital Markets -- 2.0%
  104,520  BGC Partners, Inc., Class A                    868,561
   62,170  Blackstone Group (The) L.P. (c)                879,706
                                                     ____________
                                                        1,748,267
                                                     ____________
           Chemicals -- 5.0%
   15,850  Albemarle Corp.                                884,113
   23,281  Cabot Corp.                                    876,530
   10,731  Eastman Chemical Co.                           902,262
   56,623  Huntsman Corp.                                 883,885
   38,228  Solutia, Inc. (b)                              882,302
                                                     ____________
                                                        4,429,092
                                                     ____________
           Commercial Services & Supplies
              -- 1.0%
   37,250  Deluxe Corp.                                   857,495
                                                     ____________
           Communications Equipment
              -- 3.0%
   29,822  Finisar Corp. (b)                              885,415
  341,698  Powerwave Technologies, Inc. (b)               867,913
   97,951  Tollgrade Communications, Inc. (b)             908,985
                                                     ____________
                                                        2,662,313
                                                     ____________
           Computers & Peripherals -- 1.0%
   17,471  SanDisk Corp. (b)                              871,104
                                                     ____________



Shares     Description                                   Value
---------  ---------------------------------        ---------------
           Diversified Telecommunication
              Services -- 3.0%
   25,089  BCE, Inc.                                 $    889,656
   30,912  BT Group PLC, ADR                              882,228
   67,304  General Communication, Inc.,
              Class A (b)                                 852,069
                                                     ____________
                                                        2,623,953
                                                     ____________
           Electronic Equipment, Instruments
              & Components -- 9.0%
   25,932  Arrow Electronics, Inc. (b)                    888,171
   26,808  Avnet, Inc. (b)                                885,468
   17,811  Hitachi Ltd., ADR                              950,217
   44,178  Jabil Circuit, Inc.                            887,536
   49,911  Newport Corp. (b)                              866,954
  100,385  PC Connection, Inc. (b)                        889,411
   83,734  Power-One, Inc. (b)                            854,087
   76,259  Sanmina-SCI Corp. (b)                          875,453
   59,505  Vishay Intertechnology, Inc. (b)               873,534
                                                     ____________
                                                        7,970,831
                                                     ____________
           Energy Equipment & Services
              -- 1.0%
   47,206  RPC, Inc.                                      855,373
                                                     ____________
           Food Products -- 1.0%
   42,508  Smithfield Foods, Inc. (b)                     876,940
                                                     ____________
           Health Care Equipment &
              Supplies -- 2.0%
   21,996  Hill-Rom Holdings, Inc.                        865,982
   21,203  Kinetic Concepts, Inc. (b)                     887,982
                                                     ____________
                                                        1,753,964
                                                     ____________
           Health Care Providers &
              Services -- 3.0%
   24,460  Community Health Systems, Inc. (b)             914,070
   93,813  Health Management Associates,
              Inc., Class A (b)                           894,976
   10,076  Laboratory Corp. of America
              Holdings (b)                                885,882
                                                     ____________
                                                        2,694,928
                                                     ____________
           Hotels, Restaurants & Leisure
               -- 1.0%
   55,595  Domino's Pizza, Inc. (b)                       886,740
                                                     ____________
           IT Services -- 1.0%
   19,717  DST Systems, Inc.                              874,449
                                                     ____________
           Leisure Equipment & Products
              -- 1.0%
  156,964  Leapfrog Enterprises, Inc. (b)                 871,150
                                                     ____________
           Machinery -- 3.0%
   77,186  NN, Inc. (b)                                   954,019
   30,239  Sauer-Danfoss, Inc. (b)                        854,252
   30,219  Tata Motors Ltd., ADR                          886,625
                                                     ____________
                                                        2,694,896
                                                     ____________


Page 74         See Notes to Financial Statements

First Trust Value Line(R) 100 Exchange-Traded Fund

December 31, 2010


Shares     Description                                   Value
---------  ---------------------------------        ---------------
           Common Stocks (Continued)
           Media -- 7.0%
   26,464  Cablevision Systems Corp.,
              Class A                                $    895,542
   22,412  DIRECTV, Class A (b)                           894,911
   87,270  Global Sources Ltd. (b)                        830,810
   58,028  Knology, Inc. (b)                              906,978
  106,780  Sinclair Broadcast Group, Inc.,
              Class A                                     873,460
   13,467  Time Warner Cable, Inc.                        889,226
   27,676  Valassis Communications, Inc. (b)              895,319
                                                     ____________
                                                        6,186,246
                                                     ____________
           Metals & Mining -- 2.0%
   22,676  Brush Engineered Materials, Inc. (b)           876,200
   11,368  Cliffs Natural Resources, Inc.                 886,818
                                                     ____________
                                                        1,763,018
                                                     ____________
           Multiline Retail -- 2.0%
   23,166  Dillard's, Inc., Class A                       878,918
   15,597  Dollar Tree, Inc. (b)                          874,680
                                                     ____________
                                                        1,753,598
                                                     ____________
           Oil, Gas & Consumable Fuels
              -- 1.0%
   13,789  Alliance Resource Partners L.P. (c)            906,765
                                                     ____________
           Paper & Forest Products -- 2.0%
   32,795  International Paper Co.                        893,336
   33,870  MeadWestvaco Corp.                             886,039
                                                     ____________
                                                        1,779,375
                                                     ____________
           Personal Products -- 1.1%
   63,731  China-Biotics, Inc. (b)                        936,846
                                                     ____________
           Pharmaceuticals -- 0.9%
   59,307  Medicines (The) Co. (b)                        838,008
                                                     ____________
           Road & Rail -- 1.0%
   59,267  Avis Budget Group, Inc. (b)                    922,195
                                                     ____________
           Semiconductors & Semiconductor
              Equipment -- 12.0%
   71,936  Atmel Corp. (b)                                886,251
   94,211  Brooks Automation, Inc. (b)                    854,494
   48,922  Cypress Semiconductor Corp. (b)                908,971
   57,059  Fairchild Semiconductor
              International, Inc. (b)                     890,691
   16,887  Lam Research Corp. (b)                         874,409
   36,772  MKS Instruments, Inc. (b)                      900,546
   27,244  Novellus Systems, Inc. (b)                     880,526
  148,070  Photronics, Inc. (b)                           875,094
  116,132  RF Micro Devices, Inc. (b)                     853,570
   86,674  STMicroelectronics NV                          904,877
   27,437  Texas Instruments, Inc.                        891,702
   76,194  TriQuint Semiconductor, Inc. (b)               890,708
                                                     ____________
                                                       10,611,839
                                                     ____________



Shares     Description                                   Value
---------  ---------------------------------        ---------------
           Specialty Retail -- 10.0%
   13,376  Advance Auto Parts, Inc.                  $    884,822
   43,401  Collective Brands, Inc. (b)                    915,761
   23,660  Dick's Sporting Goods, Inc. (b)                887,250
   22,809  DSW, Inc., Class A (b)                         891,832
   28,548  Limited Brands, Inc.                           877,280
   64,659  Pep Boys-Manny, Moe & Jack (The)               868,370
   21,996  PetSmart, Inc.                                 875,881
   82,874  Pier 1 Imports, Inc. (b)                       870,177
   61,354  Sally Beauty Holdings, Inc. (b)                891,474
   51,146  Stage Stores, Inc.                             886,872
                                                     ____________
                                                        8,849,719
                                                     ____________
           Textiles, Apparel & Luxury
              Goods -- 4.9%
   10,457  Deckers Outdoor Corp. (b)                      833,841
   12,464  Fossil, Inc. (b)                               878,463
   13,685  Phillips-Van Heusen Corp.                      862,292
   35,551  Timberland (The) Co., Class A (b)              874,199
   51,985  Unifi, Inc. (b)                                880,106
                                                     ____________
                                                        4,328,901
                                                     ____________
           Trading Companies &
              Distributors -- 1.0%
   39,103  United Rentals, Inc. (b)                       889,593
                                                     ____________
           Water Utilities -- 1.0%
   34,963  American Water Works Co., Inc.                 884,214
                                                     ____________
           Wireless Telecommunication
              Services -- 1.0%
   70,341  MetroPCS Communications,
              Inc. (b)                                    888,407
                                                     ____________
           Total Investments -- 99.9%                  88,349,892
             (Cost $82,320,258) (d)
           Net Other Assets and
              Liabilities -- 0.1%                          80,692
                                                     ____________
           Net Assets -- 100.0%                      $ 88,430,584
                                                     ============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)  Non-income producing security.

(c)  Master Limited Partnership ("MLP").

(d) Aggregate cost for federal income tax purposes is $82,605,529. As of December 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $6,636,910 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $892,547.

ADR- American Depositary Receipt


            See Notes to Financial Statements                           Page 75

First Trust Value Line(R) 100 Exchange-Traded Fund

December 31, 2010


____________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of December 31, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1       Level 2      Level 3
                   __________________________________________
Common Stocks*         $88,349,892   $      --     $      --
                   ==========================================

* See Portfolio of Investments for industry breakout.


Page 76             See Notes to Financial Statements

First Trust NASDAQ(R) ABA Community Bank Index Fund

Portfolio of Investments (a)
December 31, 2010


Shares     Description                                   Value
---------  ---------------------------------        ---------------
           Common Stocks -- 100.0%
           Commercial Banks -- 77.5%
    2,376  Ameris Bancorp (b)                        $     25,043
    1,131  Arrow Financial Corp.                           31,114
   17,404  Associated Banc-Corp.                          263,671
    1,544  BancFirst Corp.                                 63,597
    2,633  Bancorp (The), Inc. (b)                         26,778
    1,709  Bank of the Ozarks, Inc.                        74,085
    6,848  BOK Financial Corp.                            365,683
    7,691  Boston Private Financial Holdings, Inc.         50,376
    2,892  Cardinal Financial Corp.                        33,634
    7,897  Cathay General Bancorp                         131,880
    4,013  Center Financial Corp. (b)                      30,419
    3,018  Centerstate Banks, Inc.                         23,903
    2,760  Chemical Financial Corp.                        61,134
   39,934  Citizens Republic Bancorp, Inc. (b)             24,559
    1,558  City Holding Co.                                56,446
    3,955  Columbia Banking System, Inc.                   83,292
    8,763  Commerce Bancshares, Inc.                      348,154
    1,534  Community Trust Bancorp, Inc.                   44,425
   10,652  CVB Financial Corp.                             92,353
    2,105  Danvers Bancorp, Inc.                           37,195
   14,884  East West Bancorp, Inc.                        290,982
      880  First Citizens BancShares, Inc.,
              Class A                                     166,364
    1,794  First Community Bancshares, Inc.                26,802
    5,838  First Financial Bancorp                        107,886
    2,097  First Financial Bankshares, Inc.               107,324
    1,323  First Financial Corp.                           46,490
    1,540  First Interstate BancSystem, Inc.,
              Class A                                      23,470
    2,572  First Merchants Corp.                           22,788
    7,448  First Midwest Bancorp, Inc.                     85,801
   10,942  FirstMerit Corp.                               216,542
   20,008  Fulton Financial Corp.                         206,883
    7,232  Glacier Bancorp, Inc.                          109,276
    3,710  Hancock Holding Co.                            129,331
    2,860  Home Bancshares, Inc.                           63,006
    1,773  Hudson Valley Holding Corp.                     43,900
    2,703  IBERIABANK Corp.                               159,828
    2,132  Independent Bank Corp.                          57,671
    6,809  International Bancshares Corp.                 136,384
   11,406  Investors Bancorp, Inc. (b)                    149,647
    1,622  Lakeland Financial Corp.                        34,808
    5,426  MB Financial, Inc.                              93,978
    3,818  Nara Bancorp, Inc. (b)                          37,493
   13,741  National Penn Bancshares, Inc.                 110,340
    3,466  NBT Bancorp, Inc.                               83,704
    3,260  Pacific Capital Bancorp (b)                     92,128
    3,555  PacWest Bancorp                                 76,006
    3,385  Pinnacle Financial Partners, Inc. (b)           45,968
    7,179  PrivateBancorp, Inc.                           103,234
    4,693  Prosperity Bancshares, Inc.                    184,341
    2,518  Renasant Corp.                                  42,579
    1,874  Republic Bancorp, Inc., Class A                 44,508
    2,801  S&T Bancorp, Inc.                               63,275



Shares     Description                                 Value
---------  ---------------------------------      ---------------
           Commercial Banks (Continued)
    1,379  S.Y. Bancorp, Inc.                        $     33,854
    2,414  Sandy Spring Bancorp, Inc.                      44,490
    1,286  SCBT Financial Corp.                            42,117
    4,135  Signature Bank (b)                             206,750
    1,733  Simmons First National Corp.,
              Class A                                      49,391
    1,571  Southside Bancshares, Inc.                      33,101
    1,950  Southwest Bancorp, Inc.                         24,180
   10,253  Sterling Bancshares, Inc.                       71,976
    6,218  Sterling Financial Corp. (b)                   117,955
      974  Suffolk Bancorp                                 24,038
   13,053  Susquehanna Bancshares, Inc.                   126,353
    4,223  SVB Financial Group (b)                        224,030
    3,701  Texas Capital Bancshares, Inc. (b)              78,720
    2,905  TowneBank                                       46,160
    6,425  Trustmark Corp.                                159,597
    4,064  UMB Financial Corp.                            168,331
   11,519  Umpqua Holdings Corp.                          140,301
    4,385  United Bankshares, Inc.                        128,042
    1,626  Washington Trust Bancorp, Inc.                  35,577
    2,674  WesBanco, Inc.                                  50,699
    9,699  West Coast Bancorp (b)                          27,351
    2,928  Westamerica Bancorporation                     162,416
    9,719  Whitney Holding Corp.                          137,524
    2,965  Wilshire Bancorp, Inc.                          22,593
    3,458  Wintrust Financial Corp.                       114,218
   17,897  Zions Bancorporation                           433,644
                                                     ____________
                                                        7,733,886
                                                     ____________
           Thrifts & Mortgage Finance
              -- 22.5%
    2,028  Abington Bancorp, Inc.                          24,194
    4,600  Bank Mutual Corp.                               21,988
    8,149  Beneficial Mutual Bancorp, Inc. (b)             71,956
    1,413  Berkshire Hills Bancorp, Inc.                   31,227
    5,941  Brookline Bancorp, Inc.                         64,460
   16,845  Capitol Federal Financial, Inc.                200,624
    3,478  Dime Community Bancshares, Inc.                 50,744
   21,029  First Niagara Financial Group, Inc.            293,985
    3,141  Flushing Financial Corp.                        43,974
   11,144  Northwest Bancshares, Inc.                     131,053
    5,652  Oritani Financial Corp.                         69,181
   37,105  People's United Financial, Inc.                519,841
    3,848  Provident New York Bancorp                      40,366
    1,230  Territorial Bancorp, Inc.                       24,489
   31,015  TFS Financial Corp.                            279,755
    7,757  TrustCo Bank Corp. NY                           49,179
    1,622  United Financial Bancorp, Inc.                  24,768
    3,504  ViewPoint Financial Group                       40,962
   11,316  Washington Federal, Inc.                       191,467
    2,844  Westfield Financial, Inc.                       26,307
      854  WSFS Financial Corp.                            40,514
                                                     ____________
                                                        2,241,034
                                                     ____________


               See Notes to Financial Statements                        Page 77

First Trust NASDAQ(R) ABA Community Bank Index Fund

December 31, 2010


           Description                                   Value
           ---------------------------------        ---------------

           Total Investments -- 100.0%
             (Cost $9,605,494) (c)                   $  9,974,920
           Net Other Assets and
              Liabilities -- 0.0%                           3,854
                                                     ____________
           Net Assets -- 100.0%                      $  9,978,774
                                                     ============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)  Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $9,628,715. As of December 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $506,130 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $159,925.

____________________
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of December 31, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):


Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

Investments             Level 1       Level 2      Level 3
                    _________________________________________
Common Stocks*         $ 9,974,920   $      --     $      --
                    =========================================


* See Portfolio of Investments for industry breakout.


Page 78                   See Notes to Financial Statements

                      This page intentionally left blank.

First Trust Exchange-Traded Fund

Statements of Assets and Liabilities
December 31, 2010

                                                                             First Trust        First Trust
                                                                          Dow Jones Select      Morningstar(R)       First Trust
                                                                              MicroCap       Dividend Leaders(SM)      US IPO
                                                                           Index(SM) Fund        Index Fund          Index Fund
                                                                         _________________   ____________________  ________________
ASSETS:
Investments at value...................................................   $  152,912,434      $  143,162,791       $  15,272,297
Cash...................................................................           56,456              37,452              65,725
Receivables:
      Capital shares sold..............................................               --           2,390,950                  --
      Investment securities sold.......................................          465,436                  --                  --
      Dividends........................................................          184,306             316,025              21,141
      Interest.........................................................               --                  --                  --
      From investment advisor..........................................               --                  --               1,385
      Reclaims.........................................................               --                  --                  --
Prepaid expenses.......................................................            2,602               3,772                 508
                                                                          ______________      ______________       _____________

      Total Assets.....................................................      153,621,234         145,910,990          15,361,056
                                                                          ______________      ______________       _____________

LIABILITIES:
Due to Custodian.......................................................               --                  --                  --
Payables:
      Capital shares purchased.........................................               --                  --                  --
      Investment securities purchased..................................          467,189           2,506,595                  --
      Investment advisory fees.........................................           26,961              24,820                  --
      Audit and tax fees...............................................           24,749              24,749              24,749
      Printing fees....................................................           12,373              11,200               1,207
      Licensing fees...................................................            9,213              24,999              50,001
Other liabilities......................................................           30,599              24,845               2,574
                                                                          ______________      ______________       _____________

      Total Liabilities................................................          571,084           2,617,208              78,531
                                                                          ______________      ______________       _____________

NET ASSETS.............................................................   $  153,050,150      $  143,293,782          15,282,525
                                                                          ==============      ==============       =============


NET ASSETS consist of:
Paid-in capital........................................................   $  146,182,378      $  166,297,264       $  18,907,123
Par value..............................................................           69,050              90,000               6,500
Accumulated net investment income (loss)...............................           31,467                  --              13,751
Accumulated net realized gain (loss) on investments....................      (12,106,918)        (34,758,916)         (5,426,693)
Net unrealized appreciation (depreciation) on investments..............       18,874,173          11,665,434           1,781,844
                                                                          ______________      ______________       _____________

NET ASSETS.............................................................   $  153,050,150      $  143,293,782       $  15,282,525
                                                                          ==============      ==============       =============

NET ASSET VALUE, per share.............................................   $        22.17      $        15.92       $       23.51
                                                                          ==============      ==============       =============

Number of shares outstanding
(unlimited number of shares has been authorized, par value $0.01 per share)    6,905,000           9,000,002            650,002
                                                                          ==============      ==============       =============

Investments at cost....................................................   $  134,038,261      $  131,497,357       $  13,490,453
                                                                          ==============      ==============       =============


Page 80                     See Notes to Financial Statements

       First Trust          First Trust         First Trust          First Trust         First Trust          First Trust
       NASDAQ-100           NASDAQ-100-          NYSE Arca            Dow Jones           Strategic       Value Line(R) Equity
     Equal Weighted      Technology Sector     Biotechnology          Internet              Value             Allocation
      Index(SM) Fund         Index(SM) Fund     Index Fund          Index(SM) Fund        Index Fund           Index Fund
    ________________    ___________________  _______________      _________________     ______________    ____________________
       $ 76,011,383       $ 453,437,749        $ 201,200,661       $ 589,861,420        $  36,605,761       $   7,123,860
              1,953             329,761               93,606                  --               36,396                  --

          2,384,909           2,580,939                   --                  --                   --                  --
                 --                  --            2,065,588                  --                   --                  --
             23,128                  --                   --                  --               43,513               8,474
                 --                  --                   --                   5                   --                  --
                 --                  --                   --                  --                   --               1,993
                 --                  --                   --                  --                  768                 528
              2,392               9,117                6,679               9,709                1,729                 312
       ____________       _____________        _____________       _____________        _____________       _____________

         78,423,765         456,357,566          203,366,534         589,871,134           36,688,167           7,135,167
       ____________       _____________        _____________       _____________        _____________       _____________


                 --                  --                   --              15,480                   --                  --

                 --                  --            1,966,689                  --                   --                  --
          2,387,027           2,580,556                   --                  --                   --                  --
             22,935             125,156               69,928              79,814               14,082                  --
             24,749              24,749               24,749              24,749               24,749              24,749
              5,716              35,736               16,418              47,343                2,919                 571
             16,670              92,439               35,654             114,255                9,076               2,618
             11,487              83,430               33,229             109,914                4,611               1,577
       ____________       _____________        _____________       _____________        _____________       _____________

          2,468,584           2,942,066            2,146,667             391,555               55,437              29,515
       ____________       _____________        _____________       _____________        _____________       _____________

       $ 75,955,181       $ 453,415,500        $ 201,219,867       $ 589,479,579        $  36,632,730       $   7,105,652
       ============       =============        =============       =============        =============       =============


       $ 76,631,959       $ 414,144,896        $ 195,048,811       $ 522,067,470        $  58,772,977       $  11,043,085
             32,000             176,500               51,500             172,000               16,000               3,500
             89,275                  --                   --                  --                   --                  --
         (7,987,377)         (7,790,299)         (20,886,560)        (11,286,691)         (25,465,430)         (4,985,179)
          7,189,324          46,884,403           27,006,116          78,526,800            3,309,183           1,044,246
       ____________       _____________        _____________       _____________        _____________       _____________

       $ 75,955,181       $ 453,415,500        $ 201,219,867       $ 589,479,579        $  36,632,730       $   7,105,652
       ============       =============        =============       =============        =============       =============

       $      23.74      $        25.69       $        39.07      $        34.27        $       22.90       $       20.30
       ============       =============        =============       =============        =============       =============

          3,200,002          17,650,002            5,150,002          17,200,002            1,600,002             350,002
       ============       =============        =============       =============        =============       =============

       $ 68,822,059       $ 406,553,346        $ 174,194,545       $ 511,334,620        $  33,296,578       $   6,079,614
       ============       =============        =============       =============        =============       =============


                      See Notes to Financial Statements                  Page 81

First Trust Exchange-Traded Fund

December 31, 2010


                                                                                                                    First Trust
                                                                            First Trust        First Trust           NASDAQ(R)
                                                                           Value Line(R)        NASDAQ-100         Clean Edge(R)
                                                                             Dividend      Ex-Technology Sector     Green Energy
                                                                            Index Fund         Index(SM) Fund        Index Fund
                                                                         ________________  ____________________   _______________
ASSETS:
Investments at value...................................................   $  218,421,033     $    22,177,789       $  36,115,206
Cash...................................................................               --                  --              43,996
Receivables:
      Capital shares sold..............................................               --                  --                  --
      Investment securities sold.......................................       13,313,415                  --                  --
      Dividends........................................................          495,442              11,996              12,831
      Interest.........................................................               --                  --                  --
      From investment advisor..........................................               --                  --                  --
      Reclaims.........................................................           17,251                  --                 120
Prepaid expenses.......................................................            7,831                 815               1,713
                                                                          ______________     _______________       _____________

      Total Assets.....................................................      232,254,972          22,190,600          36,173,866
                                                                          ______________     _______________       _____________

LIABILITIES:
Due to Custodian.......................................................          100,667                  --                  --
Payables:
      Capital shares purchased.........................................        8,312,666                  --                  --
      Investment securities purchased..................................        5,085,997                  --                  --
      Investment advisory fees.........................................           70,446               2,626              12,123
      Audit and tax fees...............................................           24,749              24,749              24,749
      Printing fees....................................................           40,045               1,784               2,888
      Licensing fees...................................................           78,325               5,074               9,115
Other liabilities......................................................           32,485               5,050               5,003
                                                                          ______________     _______________       _____________

      Total Liabilities................................................       13,745,380              39,283              53,878
                                                                          ______________     _______________       _____________

NET ASSETS.............................................................   $  218,509,592     $    22,151,317       $  36,119,988
                                                                          ==============     ===============       =============


NET ASSETS consist of:
Paid-in capital........................................................   $  239,357,787     $    21,727,420       $  55,880,815
Par value..............................................................          144,880              10,500              22,000
Accumulated net investment income (loss)...............................               --              16,623                  --
Accumulated net realized gain (loss) on investments....................      (55,497,515)         (1,673,654)        (23,386,573)
Net unrealized appreciation (depreciation) on investments..............       34,504,440           2,070,428           3,603,746
                                                                          ______________     _______________       _____________

NET ASSETS.............................................................   $  218,509,592     $    22,151,317       $  36,119,988
                                                                          ==============     ===============       =============

NET ASSET VALUE, per share.............................................   $        15.08     $         21.10       $       16.42
                                                                          ==============     ===============       =============

Number of shares outstanding
(unlimited number of shares has been authorized, par value $0.01 per share)   14,487,986          1,050,002            2,200,002
                                                                          ==============     ===============       =============

Investments at cost....................................................   $  183,916,593     $    20,107,361       $  32,511,460
                                                                          ==============     ===============       =============


Page 82                                See Notes to Financial Statements

                                                                                                             First Trust
       First Trust          First Trust         First Trust         First Trust          First Trust        NASDAQ(R) ABA
           S&P                  ISE             ISE-Revere              ISE           Value Line(R)  100      Community
          REIT                 Water            Natural Gas           Chindia          Exchange-Traded          Bank
       Index Fund           Index Fund          Index Fund          Index Fund               Fund            Index Fund
    ________________      ______________      _______________     _______________     ___________________  ________________
     $   70,934,699        $ 53,070,437        $ 397,150,781       $ 176,361,156        $  88,349,892       $   9,974,920
                 --                  --                   --             519,720              132,597              27,104

                 --                  --                   --                  --                   --                  --
                 --                  --                   --                  --           35,232,201                  --
            278,213             104,917              123,340                  --               61,086               9,522
                  3                   3                    5                  --                   --                  --
                 --                  --                   --                  --                   --                 905
                 --               1,066                   --                  --                1,115                  --
             11,067               2,046               20,589               6,366                2,992               5,428
     ______________        ____________        _____________       _____________        _____________       _____________

         71,223,982          53,178,469          397,294,715         176,887,242          123,779,883          10,017,879
     ______________        ____________        _____________       _____________        _____________       _____________


             17,742               7,110               11,685                  --                   --                  --

                 --                  --                   --                  --           16,283,082                  --
             81,544                  --                   --             366,251           18,962,409               9,903
             15,667              18,768              196,441              70,633               30,584                  --
             24,748              24,749               24,749              24,749               24,749              24,749
              5,581               4,200               30,872              13,864                7,104                 682
                 --               5,905               92,756              35,438               29,791               1,558
             12,848               7,098               44,777              24,484               11,580               2,213
     ______________        ____________        _____________       _____________        _____________       _____________

            158,130              67,830              401,280             535,419           35,349,299              39,105
     ______________        ____________        _____________       _____________        _____________       _____________

     $   71,065,852        $ 53,110,639        $ 396,893,435       $ 176,351,823        $  88,430,584       $   9,978,774
     ==============        ============        =============       =============        =============       =============


     $   64,809,541        $ 58,717,897        $ 427,460,006       $ 186,434,062        $ 161,805,934       $   9,762,250
             48,500              24,000              202,500              70,500               65,400               4,000
            217,284              89,624                   --                 707                4,512               2,200
           (637,622)        (10,707,312)         (82,775,387)        (36,467,071)         (79,474,896)           (159,102)
          6,628,149           4,986,430           52,006,316          26,313,625            6,029,634             369,426
     ______________        ____________        _____________       _____________        _____________       _____________

     $   71,065,852        $ 53,110,639        $ 396,893,435       $ 176,351,823        $  88,430,584       $   9,978,774
     ==============        ============        =============       =============        =============       =============

     $        14.65        $      22.13        $       19.60       $       25.01        $       13.52       $       24.95
     ==============        ============        =============       =============        =============       =============


          4,850,002           2,400,002           20,250,002           7,050,002            6,539,982             400,002
     ==============        ============        =============       =============        =============       =============

     $   64,306,550        $ 48,084,007        $ 345,144,465       $ 150,047,531        $  82,320,258       $   9,605,494
     ==============        ============        =============       =============        =============       =============


                           See Notes to Financial Statements             Page 83

First Trust Exchange-Traded Fund

Statements of Operations
For the Year Ended December 31, 2010

                                                                      First Trust            First Trust
                                                                    Dow Jones Select         Morningstar(R)        First Trust
                                                                       MicroCap          Dividend Leaders(SM)         US IPO
                                                                     Index(SM) Fund            Index Fund           Index Fund
                                                                    ________________     ____________________    _______________
INVESTMENT INCOME:
Dividends........................................................   $        818,697        $    3,223,861       $       217,766
Foreign tax withholding..........................................               (160)                   --                  (303)
Interest.........................................................                 --                    --                    --
                                                                    ________________        ______________       _______________
   Total investment income.......................................            818,537             3,223,861               217,463
                                                                    ________________        ______________       _______________

EXPENSES:
Investment advisory fees.........................................            266,043               207,010                46,346
Licensing fees...................................................             34,213                99,999                50,001
Accounting and administration fees...............................             31,689                37,302                 8,618
Legal fees.......................................................             27,734                27,413                 4,549
Audit and tax fees...............................................             24,764                24,764                24,764
Printing fees....................................................             20,155                18,344                 4,217
Registration and filing fees.....................................             12,636                 8,689                   226
Custodian fees...................................................              9,014                10,268                 2,017
Listing fees.....................................................              8,371                 8,371                 8,371
Transfer agent fees..............................................              2,660                 3,450                   579
Trustees' fees and expenses......................................              1,250                 1,511                   251
Other expenses...................................................              8,690                10,673                 2,937
                                                                    ________________        ______________       _______________
   Total expenses................................................            447,219               457,794               152,876

   Less fees waived and expenses reimbursed by the
      investment advisor.........................................           (127,967)             (147,279)              (83,357)
                                                                    ________________        ______________       _______________
   Net expenses..................................................            319,252               310,515                69,519
                                                                    ________________        ______________       _______________
NET INVESTMENT INCOME (LOSS).....................................            499,285             2,913,346               147,944
                                                                    ________________        ______________       _______________

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments...................................................         (5,521,691)           (1,835,870)             (529,130)
   In-kind redemptions...........................................          3,092,608             3,297,325             1,213,721
   Foreign currency transactions.................................                 --                    --                    --
                                                                    ________________        ______________       _______________
Net realized gain (loss).........................................         (2,429,083)            1,461,455               684,591

Net change in unrealized appreciation (depreciation)
   on investments ...............................................         18,873,114             8,079,545             1,446,294
                                                                    ________________        ______________       _______________
NET REALIZED AND UNREALIZED GAIN (LOSS)..........................         16,444,031             9,541,000             2,130,885
                                                                    ________________        ______________       _______________
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS...............................................   $     16,943,316        $   12,454,346       $     2,278,829
                                                                    ================        ==============       ===============


Page 84                                        See Notes to Financial Statements

     First Trust        First Trust           First Trust           First Trust           First Trust          First Trust
     NASDAQ-100         NASDAQ-100-            NYSE Arca             Dow Jones             Strategic           Value Line(R)
   Equal Weighted     Technology Sector      Biotechnology           Internet                Value          Equity Allocation
   Index(SM) Fund      Index(SM) Fund          Index Fund           Index(SM) Fund         Index Fund           Index Fund
 _________________   __________________   ___________________      ________________    _________________   ____________________
   $     765,485       $    2,844,802      $              --        $    2,158,732      $       910,568      $       157,075
          (6,509)                  --                     --                    --                 (576)              (2,495)
              --                   --                     --                    34                   --                    7
   _____________       ______________      _________________        ______________      _______________      _______________
         758,976            2,844,802                     --             2,158,766              909,992              154,587
   _____________       ______________      _________________        ______________      _______________      _______________


         217,698              866,873                595,834             1,001,867              204,041               38,930
          54,430              216,725                119,167               161,911               40,808               12,303
          30,037              110,254                 76,122               127,175               22,404                7,479
          23,330               96,488                 61,876               109,178               19,139                3,062
          24,764               24,764                 24,764                24,734               24,764               24,764
          14,904               66,262                 42,998                82,727                9,220                2,880
           2,668               33,269                 10,268                43,864                  154                   --
           8,936               32,303                 20,835                36,772                6,170                1,994
          17,848               20,188                  8,371                 8,371               10,871                8,371
           2,721               10,836                  7,448                12,523                2,040                  389
           1,184                4,683                  3,523                 5,408                  886                  182
           7,819               23,804                 18,154                28,122                8,468                4,536
   _____________       ______________      _________________        ______________      _______________      _______________
         406,339            1,506,449                989,360             1,642,652              348,965              104,890

         (79,793)            (206,140)               (95,610)             (139,852)             (83,712)             (50,388)
   _____________       ______________      _________________        ______________      _______________      _______________
         326,546            1,300,309                893,750             1,502,800              265,253               54,502
   _____________       ______________      _________________        ______________      _______________      _______________
         432,430            1,544,493               (893,750)              655,966              644,739              100,085
   _____________       ______________      _________________        ______________      _______________      _______________



        (814,254)          (3,723,917)           (14,812,232)           (3,829,374)          (1,870,584)              21,316
       8,058,511           20,395,545             29,871,060            28,817,338            8,749,134            1,124,413
              --                   --                     --                    --                   --                   --
   _____________       ______________      _________________        ______________      _______________      _______________
       7,244,257           16,671,628             15,058,828            24,987,964            6,878,550            1,145,729

       2,165,178           37,101,460             25,834,919            64,467,650           (2,858,232)             (99,602)
   _____________       ______________      _________________        ______________      _______________      _______________
       9,409,435           53,773,088             40,893,747            89,455,614            4,020,318            1,046,127
   _____________       ______________      _________________        ______________      _______________      _______________

   $   9,841,865       $   55,317,581      $      39,999,997        $   90,111,580      $     4,665,057      $     1,146,212
   =============       ==============      =================        ==============      ===============      ===============


                      See Notes to Financial Statements                  Page 85

First Trust Exchange-Traded Fund

For the Year Ended December 31, 2010


                                                                                                                   First Trust
                                                                      First Trust           First Trust             NASDAQ(R)
                                                                     Value Line(R)          NASDAQ-100            Clean Edge(R)
                                                                       Dividend         Ex-Technology Sector      Green Energy
                                                                      Index Fund            Index(SM) Fund         Index Fund
                                                                    _______________    ______________________    _______________
INVESTMENT INCOME:
Dividends........................................................   $    6,279,689       $       278,809          $     194,812
Foreign tax withholding..........................................         (115,184)               (3,302)                  (158)
Interest.........................................................               --                     8                     --
                                                                    ______________       _______________          _____________
   Total investment income.......................................        6,164,505               275,515                194,654
                                                                    ______________       _______________          _____________

EXPENSES:
Investment advisory fees.........................................          845,851                67,973                147,754
Licensing fees...................................................          258,053                16,993                 36,938
Accounting and administration fees...............................           88,215                10,766                 20,575
Legal fees.......................................................           68,764                 7,285                 14,794
Audit and tax fees...............................................           24,764                24,764                 24,764
Printing fees....................................................           53,333                 6,753                 10,028
Registration and filing fees.....................................            4,835                 1,657                     62
Custodian fees...................................................           22,614                 2,935                  5,130
Listing fees.....................................................            8,371                16,230                 18,548
Transfer agent fees..............................................            8,458                   849                  1,847
Trustees' fees and expenses......................................            3,761                   385                    792
Other expenses...................................................           26,134                 3,138                  6,687
                                                                    ______________       _______________          _____________
   Total expenses................................................        1,413,153               159,728                287,919

   Less fees waived and expenses reimbursed by the
     investment advisor..........................................         (228,962)              (57,769)               (66,287)
                                                                    ______________       _______________          _____________
   Net expenses..................................................        1,184,191               101,959                221,632
                                                                    ______________       _______________          _____________
NET INVESTMENT INCOME (LOSS).....................................        4,980,314               173,556                (26,978)
                                                                    ______________       _______________          _____________

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments...................................................       (1,805,690)             (317,823)            (3,496,932)
   In-kind redemptions...........................................        9,816,900             1,915,261              3,368,775
   Foreign currency transactions.................................               --                    --                     --
                                                                    ______________       _______________          _____________
Net realized gain (loss).........................................        8,011,210             1,597,438               (128,157)

Net change in unrealized appreciation (depreciation)
  on investments.................................................       13,888,773             1,230,277                633,094
                                                                    ______________       _______________          _____________
NET REALIZED AND UNREALIZED GAIN (LOSS)..........................       21,899,983             2,827,715                504,937
                                                                    ______________       _______________          _____________
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS...............................................   $   26,880,297       $     3,001,271          $     477,959
                                                                    ==============       ===============          =============


Page 86                   See Notes to Financial Statements

                                                                                                               First Trust
    First Trust          First Trust          First Trust             First Trust         First Trust         NASDAQ(R) ABA
        S&P                  ISE              ISE-Revere                  ISE          Value Line(R) 100       Community
       REIT                 Water             Natural Gas               Chindia         Exchange-Traded           Bank
    Index Fund           Index Fund           Index Fund              Index Fund             Fund              Index Fund
  _______________     ________________    ___________________      ________________    _________________    _________________
   $   1,634,837       $      677,798      $     3,576,104          $    2,069,361      $       444,763      $       160,478
              --              (18,393)            (337,199)               (125,007)              (4,722)                  --
               9                   39                  137                      --                   --                   --
   _____________       ______________      _______________          ______________      _______________      _______________
       1,634,846              659,444            3,239,042               1,944,354              440,041              160,478
   _____________       ______________      _______________          ______________      _______________      _______________


         158,039              169,586            1,646,522                 580,008              311,092               32,025
          75,000               21,198              411,631                 116,002               99,446                7,205
          29,207               23,080              209,224                  74,577               33,934                6,859
          24,354               17,862              163,432                  60,413               25,598                3,763
          24,764               24,764               24,734                  24,764               24,764               24,764
          17,616               12,391               77,142                  33,839               14,421                3,707
           4,577                  752                4,996                   4,693                1,216                  341
           8,991                5,792               55,162                  19,965                8,683                1,673
           8,371                8,371               10,871                   8,371                8,376               10,898
           2,634                2,120               20,582                   7,250                3,111                  400
           1,207                  935                8,896                   3,231                1,357                  181
           7,653                6,879               48,641                  20,465               11,157                1,021
   _____________       ______________      _______________          ______________      _______________      _______________
         362,413              293,730            2,681,833                 953,578              543,155               92,837

         (99,014)             (39,351)            (212,049)                (83,567)            (107,626)             (44,800)
   _____________       ______________      _______________          ______________      _______________      _______________
         263,399              254,379            2,469,784                 870,011              435,529               48,037
   _____________       ______________      _______________          ______________      _______________      _______________
       1,371,447              405,065              769,258               1,074,343                4,512              112,441
   _____________       ______________      _______________          ______________      _______________      _______________



        (409,036)          (2,831,974)         (46,141,984)            (10,139,316)           4,440,299             (136,602)
       5,249,084            2,761,688           66,821,501              13,767,019           13,713,636              379,256
              --                   --                1,171                      --                   --                   --
   _____________       ______________      _______________          ______________      _______________      _______________
       4,840,048              (70,286)          20,680,688               3,627,703           18,153,935              242,654

       4,804,142            7,533,201            2,466,035              14,801,653           (1,728,785)               1,511
   _____________       ______________      _______________          ______________      _______________      _______________
       9,644,190            7,462,915           23,146,723              18,429,356           16,425,150              244,165
   _____________       ______________      _______________          ______________      _______________      _______________

   $  11,015,637       $    7,867,980      $    23,915,981          $   19,503,699      $    16,429,662      $       356,606
   =============       ==============      ===============          ==============      ===============      ===============


                      See Notes to Financial Statements                  Page 87

First Trust Exchange-Traded Fund

Statements of Changes in Net Assets

                                                               First Trust                               First Trust
                                                            Dow Jones Select                            Morningstar(R)
                                                                MicroCap                             Dividend Leaders(SM)
                                                              Index(SM) Fund                             Index Fund
                                                 _______________________________________   _______________________________________

                                                    For the Year        For the Year          For the Year        For the Year
                                                        Ended               Ended                 Ended               Ended
                                                  December 31, 2010   December 31, 2009     December 31, 2010   December 31, 2009
                                                  _________________   _________________     _________________   _________________
OPERATIONS:
   Net investment income (loss)................... $      499,285      $       99,591        $   2,913,346       $    1,863,995
   Net realized gain (loss).......................     (2,429,083)         (3,260,012)           1,461,455          (15,104,759)
   Net change in unrealized appreciation
    (depreciation)................................     18,873,114           6,256,604            8,079,545           18,721,051
                                                   ______________      ______________        _____________       ______________

   Net increase (decrease) in net assets resulting
      from operations.............................     16,943,316           3,096,183           12,454,346            5,480,287
                                                   ______________      ______________        _____________       ______________


DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..........................       (470,895)            (95,349)          (2,936,478)          (1,912,571)
   Return of capital..............................             --              (3,442)             (25,193)                  --
                                                   ______________      ______________        _____________       ______________

   Total distributions to shareholders............       (470,895)            (98,791)          (2,961,671)          (1,912,571)
                                                   ______________      ______________        _____________       ______________


SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold......................    137,291,718           1,604,570           99,924,591            3,229,577
   Cost of shares redeemed........................    (19,392,644)                 --          (14,628,087)          (1,488,733)
                                                   ______________      ______________        _____________       ______________

   Net increase (decrease) in net assets resulting
      from shareholder transactions...............    117,899,074           1,604,570           85,296,504            1,740,844
                                                   ______________      ______________        _____________       ______________


   Total increase (decrease) in net assets........    134,371,495           4,601,962           94,789,179            5,308,560

NET ASSETS:
   Beginning of period............................     18,678,655          14,076,693           48,504,603           43,196,043
                                                   ______________      ______________        _____________       ______________

   End of period.................................. $  153,050,150      $   18,678,655        $ 143,293,782       $   48,504,603
                                                   ==============      ==============        =============       ==============


   Accumulated net investment income (loss)
      at end of period..........................   $       31,467      $           --        $          --       $       23,132
                                                   ==============      ==============        =============       ==============


CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period........      1,055,000             955,000            3,400,002            3,300,002
   Shares sold....................................      6,900,000             100,000            6,600,000              250,000
   Shares redeemed................................     (1,050,000)                 --           (1,000,000)            (150,000)
                                                   ______________      ______________        _____________       ______________

   Shares outstanding, end of period..............      6,905,000           1,055,000            9,000,002            3,400,002
                                                   ==============      ==============        =============       ==============


Page 88                                 See Notes to Financial Statements

                                            First Trust                       First Trust                      First Trust
           First Trust                       NASDAQ-100                       NASDAQ-100-                       NYSE Arca
             US IPO                        Equal Weighted                  Technology Sector                  Biotechnology
           Index Fund                      Index(SM) Fund                    Index(SM) Fund                    Index Fund
________________________________  _______________________________  ________________________________  ______________________________

  For the Year     For the Year    For the Year    For the Year     For the Year      For the Year    For the Year    For the Year
     Ended             Ended           Ended          Ended            Ended             Ended           Ended           Ended
  December 31,     December 31,    December 31,    December 31,     December 31,      December 31,    December 31,    December 31,
      2010             2009            2010           2009             2010              2009             2010            2009
_______________   ______________  ______________  _______________  ______________    ______________  ______________  _______________
  $    147,944     $    326,659    $    432,430    $     84,474     $  1,544,493      $     47,396    $   (893,750)   $   (366,386)
       684,591       (2,107,191)      7,244,257      (2,559,856)      16,671,628        (1,248,014)     15,058,828       6,436,819
     1,446,294        5,263,706       2,165,178      13,318,318       37,101,460        17,103,466      25,834,919      15,981,380
  ____________     ____________    ____________    ____________     ____________      ____________    ____________    ____________


     2,278,829        3,483,174       9,841,865      10,842,936       55,317,581        15,902,848      39,999,997      22,051,813
  ____________     ____________    ____________    ____________     ____________      ____________    ____________    ____________



      (134,485)        (177,486)       (346,700)        (81,000)      (1,556,425)          (47,396)             --              --
            --               --              --              --               --            (4,284)             --              --
  ____________     ____________    ____________    ____________     ____________      ____________    ____________    ____________

      (134,485)        (177,486)       (346,700)        (81,000)      (1,556,425)          (51,680)             --              --
  ____________     ____________    ____________    ____________     ____________      ____________    ____________    ____________



     5,506,758        2,399,386      63,221,332      22,078,917      417,327,774        68,935,710     196,944,891      25,101,247
    (3,411,585)      (3,115,834)    (37,130,166)     (7,320,031)    (104,439,045)       (7,434,859)   (102,793,389)    (39,181,567)
  ____________     ____________    ____________    ____________     ____________      ____________    ____________    ____________


     2,095,173         (716,448)     26,091,166      14,758,886      312,888,729        61,500,851      94,151,502     (14,080,320)
  ____________     ____________    ____________    ____________     ____________      ____________    ____________    ____________


     4,239,517        2,589,240      35,586,331      25,520,822      366,649,885        77,352,019     134,151,499       7,971,493


    11,043,008        8,453,768      40,368,850      14,848,028       86,765,615         9,413,596      67,068,368      59,096,875
  ____________     ____________    ____________    ____________     ____________      ____________    ____________    ____________

  $ 15,282,525     $ 11,043,008    $ 75,955,181    $ 40,368,850     $453,415,500      $ 86,765,615    $201,219,867    $ 67,068,368
  ============     ============    ============    =============    ============      ============    ============    ============



  $     13,751     $    147,960    $     89,275    $      3,474     $         --      $         --    $         --    $         --
  ============     ============    ============    =============    ============      ============    ============    ============

       550,002          600,002       2,050,002       1,200,002        4,100,002           800,002       2,350,002       3,000,002
       250,000          200,000       2,950,000       1,250,000       18,300,000         3,700,000       5,850,000         950,000
      (150,000)        (250,000)     (1,800,000)       (400,000)      (4,750,000)         (400,000)     (3,050,000)     (1,600,000)
  ____________     ____________    ____________    ____________     ____________      ____________    ____________    ____________

       650,002          550,002       3,200,002       2,050,002       17,650,002         4,100,002       5,150,002       2,350,002
  ============     ============    ============    =============    ============      ============    ============    ============


                             See Notes to Financial Statements           Page 89

First Trust Exchange-Traded Fund

                                                               First Trust                                First Trust
                                                           Dow Jones Internet                           Strategic Value
                                                              Index(SM) Fund                                Index Fund
                                                 _______________________________________   _______________________________________

                                                    For the Year        For the Year          For the Year        For the Year
                                                        Ended               Ended                 Ended               Ended
                                                  December 31, 2010   December 31, 2009     December 31, 2010   December 31, 2009
                                                  _________________   _________________     _________________   _________________
OPERATIONS:
   Net investment income (loss)................    $      655,966      $     (165,911)       $     644,739       $      612,384
   Net realized gain (loss)....................        24,987,964          (6,700,895)           6,878,550           (3,359,390)
   Net change in unrealized appreciation
        (depreciation)                                 64,467,650          27,167,822           (2,858,232)          16,222,958
                                                   ______________      ______________        _____________       ______________

   Net increase (decrease) in net assets resulting
      from operations.............................     90,111,580          20,301,016            4,665,057           13,475,952
                                                   ______________      ______________        _____________       ______________


DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..........................       (659,835)                 --             (657,855)            (615,441)
   Return of capital..............................             --                  --               (7,885)                  --
                                                   ______________      ______________        _____________       ______________

   Total distributions to shareholders............       (659,835)                 --             (665,740)            (615,441)
                                                   ______________      ______________        _____________       ______________


SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold......................    517,361,186          55,632,202           52,387,882           36,080,112
   Cost of shares redeemed........................   (103,947,961)         (4,027,094)         (70,918,017)         (33,539,545)
                                                   ______________      ______________        _____________       ______________

   Net increase (decrease) in net assets resulting
      from shareholder transactions...............    413,413,225          51,605,108          (18,530,135)           2,540,567
                                                   ______________      ______________        _____________       ______________


   Total increase (decrease) in net assets........    502,864,970          71,906,124          (14,530,818)          15,401,078

NET ASSETS:
   Beginning of period............................     86,614,609          14,708,485           51,163,548           35,762,470
                                                   ______________      ______________        _____________       ______________

   End of period.................................. $  589,479,579      $   86,614,609        $  36,632,730       $   51,163,548
                                                   ==============      ==============        =============       ==============


   Accumulated net investment income (loss)
      at end of period........................     $           --      $           --        $          --       $       13,083
                                                   ==============      ==============        =============       ==============


CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period........      3,450,002           1,050,002            2,500,002            2,400,002
   Shares sold....................................     17,650,000           2,650,000            2,500,000            2,100,000
   Shares redeemed................................     (3,900,000)           (250,000)          (3,400,000)          (2,000,000)
                                                   ______________      ______________        _____________       ______________

   Shares outstanding, end of period..............     17,200,002           3,450,002            1,600,002            2,500,002
                                                   ==============      ==============        =============       ==============


Page 90                                        See Notes to Financial Statements

                                                                             First Trust                       First Trust
           First Trust                      First Trust                       NASDAQ-100                        NASDAQ(R)
 Value Line(R) Equity Allocation       Value Line(R) Dividend            Ex-Technology Sector          Clean Edge(R) Green Energy
           Index Fund                       Index Fund                      Index(SM) Fund                     Index Fund
________________________________  _______________________________  ________________________________  _______________________________

  For the Year     For the Year    For the Year    For the Year     For the Year      For the Year    For the Year    For the Year
     Ended             Ended           Ended          Ended            Ended             Ended           Ended           Ended
  December 31,     December 31,    December 31,    December 31,     December 31,      December 31,    December 31,    December 31,
      2010             2009            2010           2009             2010              2009             2010            2009
_______________   ______________  ______________  _______________  ______________    ______________  ______________  _______________
  $    100,085     $     71,945    $  4,980,314    $  4,171,920     $    173,556      $     33,018    $    (26,978)   $    (42,039)
     1,145,729       (1,566,547)      8,011,210     (19,463,309)       1,597,438          (274,109)       (128,157)    (15,488,353)
       (99,602)       3,266,470      13,888,773      40,298,153        1,230,277         2,513,932         633,094      28,253,714
  ____________     ____________    ____________    ____________     ____________      ____________    ____________    ____________


     1,146,212        1,771,868      26,880,297      25,006,764        3,001,271         2,272,841         477,959      12,723,322
  ____________     ____________    ____________    ____________     ____________      ____________    ____________    ____________



      (102,971)         (70,920)     (5,061,937)     (4,139,046)        (158,610)          (31,380)             --              --
            --               --         (65,937)             --               --                --              --              --
  ____________     ____________    ____________    ____________     ____________      ____________    ____________    ____________

      (102,971)         (70,920)     (5,127,874)     (4,139,046)        (158,610)          (31,380)             --              --
  ____________     ____________    ____________    ____________     ____________      ____________    ____________    ____________



     7,037,546        2,778,637      75,819,232      23,235,060       16,507,613         4,857,161       1,526,157      12,111,351
    (7,860,408)      (3,434,999)    (32,679,842)     (5,887,786)      (7,777,681)       (3,751,861)     (9,333,154)     (4,889,964)
  ____________     ____________    ____________    ____________     ____________      ____________    ____________    ____________


      (822,862)        (656,362)     43,139,390      17,347,274        8,729,932         1,105,300      (7,806,997)      7,221,387
  ____________     ____________    ____________    ____________     ____________      ____________    ____________    ____________


       220,379        1,044,586      64,891,813      38,214,992       11,572,593         3,346,761      (7,329,038)     19,944,709


     6,885,273        5,840,687     153,617,779     115,402,787       10,578,724         7,231,963      43,449,026      23,504,317
  ____________     ____________    ____________    ____________     ____________      ____________    ____________    ____________

  $  7,105,652     $  6,885,273    $218,509,592    $153,617,779     $ 22,151,317      $ 10,578,724    $ 36,119,988    $ 43,449,026
  ============     ============    ============    =============    ============      ============    ============    ============


  $         --     $      1,603    $         --    $     81,266     $     16,623      $      1,638    $         --    $         --
  ============     ============    ============    =============    ============      ============    ============    ============


       400,002          450,002      11,487,986       9,987,986          600,002           600,002       2,700,002       2,100,002
       400,000          200,000       5,250,000       2,050,000          850,000           300,000         100,000         950,000
      (450,000)        (250,000)     (2,250,000)       (550,000)        (400,000)         (300,000)       (600,000)       (350,000)
  ____________     ____________    ____________    ____________     ____________      ____________    ____________    ____________

       350,002          400,002      14,487,986      11,487,986        1,050,002           600,002       2,200,002       2,700,002
  ============     ============    ============    =============    ============      ============    ============    ============


                         See Notes to Financial Statements               Page 91

First Trust Exchange-Traded Fund

                                                               First Trust
                                                                   S&P                                  First Trust
                                                                  REIT                                   ISE Water
                                                               Index Fund                               Index Fund
                                                 _______________________________________   _______________________________________

                                                    For the Year        For the Year          For the Year        For the Year
                                                        Ended               Ended                 Ended               Ended
                                                  December 31, 2010   December 31, 2009     December 31, 2010   December 31, 2009
                                                  _________________   _________________     _________________   _________________
OPERATIONS:
   Net investment income (loss)................... $    1,371,447      $      250,761        $     405,065       $      398,192
   Net realized gain (loss).......................      4,840,048          (1,510,091)             (70,286)          (5,300,995)
   Net change in unrealized appreciation
     (depreciation)                                     4,804,142           3,426,166            7,533,201           10,860,501
                                                   ______________      ______________        _____________       ______________

   Net increase (decrease) in net assets resulting
      from operations.............................     11,015,637           2,166,836            7,867,980            5,957,698
                                                   ______________      ______________        _____________       ______________


DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..........................     (1,400,636)           (251,687)            (319,290)            (394,615)
   Return of capital..............................             --             (22,048)                  --                   --
                                                   ______________      ______________        _____________       ______________

   Total distributions to shareholders............     (1,400,636)           (273,735)            (319,290)            (394,615)
                                                   ______________      ______________        _____________       ______________


SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold......................     66,628,620          16,004,640           17,153,891            5,354,182
   Cost of shares redeemed........................    (26,264,803)         (1,997,981)          (8,905,590)          (5,760,858)
                                                   ______________      ______________        _____________       ______________

   Net increase (decrease) in net assets resulting
      from shareholder transactions...............     40,363,817          14,006,659            8,248,301             (406,676)
                                                   ______________      ______________        _____________       ______________


   Total increase (decrease) in net assets........     49,978,818          15,899,760           15,796,991            5,156,407

NET ASSETS:
   Beginning of period............................     21,087,034           5,187,274           37,313,648           32,157,241
                                                   ______________      ______________        _____________       ______________

   End of period.................................. $   71,065,852      $   21,087,034        $  53,110,639       $   37,313,648
                                                   ==============      ==============        =============       ==============


   Accumulated net investment income (loss)
      at end of period............................ $      217,284      $           --        $      89,624       $        3,849
                                                   ==============      ==============        =============       ==============


CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period........      1,800,002             550,002            2,000,002            2,050,002
   Shares sold....................................      5,050,000           1,550,000              850,000              350,000
   Shares redeemed................................     (2,000,000)           (300,000)            (450,000)            (400,000)
                                                   ______________      ______________        _____________       ______________

   Shares outstanding, end of period..............      4,850,002           1,800,002            2,400,002            2,000,002
                                                   ==============      ==============        =============       ==============

(a)  Inception date.


Page 92                                 See Notes to Financial Statements

           First Trust                                                                                         First Trust
           ISE-Revere                       First Trust                      First Trust                      NASDAQ(R) ABA
           Natural Gas                      ISE Chindia                    Value Line(R) 100                 Community Bank
           Index Fund                       Index Fund                   Exchange-Traded Fund                  Index Fund
________________________________  _______________________________  ________________________________  _______________________________
                                                                                                                    For the Period
  For the Year     For the Year    For the Year    For the Year     For the Year      For the Year   For the Year  June 29, 2009 (a)
     Ended            Ended           Ended           Ended            Ended             Ended          Ended           through
  December 31,     December 31,    December 31,    December 31,     December 31,      December 31,   December 31,    December 31,
      2010            2009             2010            2009             2010              2009           2010            2009
_______________   ______________  ______________  _______________  ______________    ______________  ____________  _________________
  $    769,258     $    877,559    $  1,074,343    $    393,226     $      4,512      $    (51,697)  $    112,441    $       41,248
    20,680,688      (16,133,113)      3,627,703      (7,886,218)      18,153,935        (4,969,496)       242,654           (53,829)
     2,466,035       77,981,940      14,801,653      44,375,061       (1,728,785)       11,828,826          1,511           367,915
  ____________     ____________    ____________    ____________     ____________      ____________   ____________    ______________


   23,915,981      62,726,386       19,503,699       36,882,069       16,429,662        6,807,633          356,606          355,334
  ____________     ____________    ____________    ____________     ____________      ____________   ____________    ______________



   (1,172,607)       (942,177)      (1,073,636)        (393,226)              --               --         (114,106)         (37,500)
      (54,408)        (15,658)              --             (149)              --               --               --               --
  ____________     ____________    ____________    ____________     ____________      ____________   ____________    ______________

   (1,227,015)       (957,835)      (1,073,636)        (393,375)              --               --         (114,106)         (37,500)
  ____________     ____________    ____________    ____________     ____________      ____________   ____________    ______________



   441,554,686    430,438,876       91,212,949       53,606,608       81,283,340        6,573,698        8,559,196        5,285,767
 (531,689,123)    (65,047,038)     (53,531,101)      (5,792,265)     (69,715,177)     (28,773,841)      (4,426,523)              --
  ____________     ____________    ____________    ____________     ____________      ____________   ____________    ______________


   (90,134,437)   365,391,838       37,681,848       47,814,343       11,568,163      (22,200,143)       4,132,673        5,285,767
  ____________     ____________    ____________    ____________     ____________      ____________   ____________    ______________


   (67,445,471)   427,160,389       56,111,911       84,303,037       27,997,825      (15,392,510)       4,375,173        5,603,601


   464,338,906     37,178,517      120,239,912       35,936,875       60,432,759       75,825,269        5,603,601               --
  ____________     ____________    ____________    ____________     ____________      ____________   ____________    ______________

  $396,893,435     $464,338,906    $176,351,823    $120,239,912     $ 88,430,584      $ 60,432,759   $  9,978,774    $    5,603,601
  ============     ============    ============    ============     ============      ============   ============    ==============



  $         --     $         --    $        707    $        --      $      4,512      $         --   $      2,200    $        3,748
  ============     ============    ============    ============     ============      ============   ============    ==============



    26,500,002        3,150,002       5,650,002       3,050,002        5,789,982         8,189,982        250,002                --
    24,500,000       27,350,000       3,950,000       2,950,000        6,350,000           700,000        350,000           250,002
   (30,750,000)      (4,000,000)     (2,550,000)       (350,000)      (5,600,000)       (3,100,000)      (200,000)               --
  ____________     ____________    ____________    ____________     ____________      ____________   ____________    ______________

    20,250,002       26,500,002       7,050,002       5,650,002        6,539,982         5,789,982        400,002           250,002
  ============     ============    ============    ============     ============      ============   ============    ==============


                       See Notes to Financial Statements                 Page 93

First Trust Exchange-Traded Fund

Financial Highlights
For a Share outstanding throughout each period

First Trust Dow Jones Select MicroCap Index(SM) Fund

                                          For the            For the            For the            For the            For the
                                        Year Ended         Year Ended         Year Ended         Year Ended         Year Ended
                                     December 31, 2010  December 31, 2009  December 31, 2008  December 31, 2007  December 31, 2006
                                     _________________  _________________  _________________  _________________  _________________
Net asset value, beginning of period    $    17.70         $    14.74         $    22.35         $    23.92         $    20.73
                                        __________         __________         __________         __________         __________
Income from investment operations:
Net investment income (loss)                  0.09               0.09               0.17               0.16               0.06 (b)
Net realized and unrealized gain
   (loss)                                     4.46               2.97              (7.60)             (1.60)              3.19 (b)
                                        __________         __________         __________         __________         __________
Total from investment operations              4.55               3.06              (7.43)             (1.44)              3.25
                                        __________         __________         __________         __________         __________

Distributions paid to shareholders
   from:
Net investment income                        (0.08)             (0.10)             (0.17)             (0.13)             (0.06)
Return of capital                               --              (0.00) (f)         (0.01)                --                 --
                                        __________         __________         __________         __________         __________
Total distributions                          (0.08)             (0.10)             (0.18)             (0.13)             (0.06)
                                        __________         __________         __________         __________         __________
Net asset value, end of period          $    22.17         $    17.70         $    14.74         $    22.35         $    23.92
                                        ==========         ==========         ==========         ==========         ==========


TOTAL RETURN (c)                            25.77%             20.85%           (33.33)%            (6.02)%             15.69%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)      $153,050           $ 18,679           $ 14,077           $ 17,993           $ 16,865
Ratios to average net assets:
Ratio of total expenses to average
   net assets                                0.86%              0.94%              1.05%              1.35%              1.18%
Ratio of net expenses to average
   net assets                                0.60%              0.60%              0.60%              0.60%              0.60%
Ratio of net investment income (loss)
   to average net assets                     0.94%              0.69%              0.79%              0.58%              0.24%
Portfolio turnover rate (e)                    86%                86%                85%                11%                20%



First Trust Morningstar(R) Dividend Leaders(SM) Index Fund

                                                                                                                  For the Period
                                          For the            For the            For the            For the       March 9, 2006 (a)
                                        Year Ended         Year Ended         Year Ended         Year Ended           through
                                     December 31, 2010  December 31, 2009  December 31, 2008  December 31, 2007  December 31, 2006
                                     _________________  _________________  _________________  _________________  _________________

Net asset value, beginning of period    $    14.27         $    13.09         $    20.20         $    23.51         $    20.00
                                        __________         __________         __________         __________         __________
Income from investment operations:
Net investment income (loss)                  0.57               0.56               0.83               0.92               0.59 (b)
Net realized and unrealized gain
   (loss)                                     1.66               1.19              (7.13)             (3.35)              3.52 (b)
                                        __________         __________         __________         __________         __________
Total from investment operations              2.23               1.75              (6.30)             (2.43)              4.11
                                        __________         __________         __________         __________         __________

Distributions paid to shareholders
   from:
Net investment income                        (0.58)             (0.57)             (0.81)             (0.88)             (0.60)
Return of capital                            (0.00) (f)            --                 --                 --                 --
                                        __________         __________         __________         __________         __________
Total distributions                          (0.58)             (0.57)             (0.81)             (0.88)             (0.60)
                                        __________         __________         __________         __________         __________
Net asset value, end of period          $    15.92         $    14.27         $    13.09         $    20.20         $    23.51
                                        ==========         ==========         ==========         ==========         ==========


TOTAL RETURN (c)                            16.05%             14.24%           (31.71)%           (10.64)%             20.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)      $143,294          $  48,505          $  43,196          $  64,650          $  75,237
Ratios to average net assets:
Ratio of total expenses to average
   net assets                                0.66%              0.79%              0.72%              0.68%              0.99% (d)
Ratio of net expenses to average
   net assets                                0.45%              0.45%              0.45%              0.45%              0.45% (d)
Ratio of net investment income (loss)
   to average net assets                     4.22%              4.64%              5.07%              3.87%              3.55% (d)
Portfolio turnover rate (e)                    30%                81%                56%                 9%                 9%


(a)  Inception date.

(b)  Per share amounts have been calculated using the average share method.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d)  Annualized.

(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(f)  Amount represents less than $0.01 per share.


Page 94                                  See Notes to Financial Statements

First Trust Exchange-Traded Fund

Financial Highlights
For a Share outstanding throughout each period

First Trust US IPO Index Fund

                                                                                                                   For the Period
                                          For the            For the            For the           For the        April 12, 2006 (a)
                                        Year Ended         Year Ended         Year Ended         Year Ended           through
                                     December 31, 2010  December 31, 2009  December 31, 2008  December 31, 2007  December 31, 2006
                                     _________________  _________________  _________________  _________________  _________________
Net asset value, beginning of period    $    20.08         $    14.09         $    25.36         $    22.20         $    20.00
                                        __________         __________         __________         __________         __________
Income from investment operations:
Net investment income (loss)                  0.20               0.59               0.15               0.05               0.01 (b)
Net realized and unrealized gain
   (loss)                                     3.45               5.72             (11.27)              3.17               2.19 (b)
                                        __________         __________         __________         __________         __________
Total from investment operations              3.65               6.31             (11.12)              3.22               2.20
                                        __________         __________         __________         __________         __________

Distributions paid to shareholders
   from:
Net investment income                        (0.22)             (0.32)             (0.14)             (0.06)                --
Return of capital                               --                 --              (0.01)                --                 --
                                        __________         __________         __________         __________         __________
Total distributions                          (0.22)             (0.32)             (0.15)             (0.06)                --
                                        __________         __________         __________         __________         __________
Net asset value, end of period          $    23.51         $    20.08         $    14.09         $    25.36         $    22.20
                                        ==========         ==========         ==========         ==========         ==========


TOTAL RETURN (c)                            18.28%             44.93%           (43.88)%             14.53%             11.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)     $  15,283          $  11,043         $    8,454          $  26,633          $  19,981
Ratios to average net assets:
Ratio of total expenses to average
   net assets                                1.32%              1.34%              1.02%              1.06%              1.44% (d)
Ratio of net expenses to average
   net assets                                0.60%              0.60%              0.60%              0.60%              0.60% (d)
Ratio of net investment income (loss)
   to average net assets                     1.28%              3.59%              0.50%              0.24%              0.07% (d)
Portfolio turnover rate (e)                    43%                30%                62%                11%                26%


First Trust NASDAQ-100 Equal Weighted Index(SM) Fund

                                                                                                                   For the Period
                                          For the            For the            For the            For the       April 19, 2006 (a)
                                        Year Ended         Year Ended         Year Ended         Year Ended           through
                                     December 31, 2010  December 31, 2009  December 31, 2008  December 31, 2007  December 31, 2006
                                     _________________  _________________  _________________  _________________  _________________

Net asset value, beginning of period    $    19.69         $    12.37         $    22.08         $    20.12         $    20.00
                                        __________         __________         __________         __________         __________
Income from investment operations:
Net investment income (loss)                  0.15               0.05               0.00 (f)          (0.02)             (0.01) (b)
Net realized and unrealized gain
   (loss)                                     4.02               7.32              (9.70)              1.98               0.13  (b)
                                        __________         __________         __________         __________         __________
Total from investment operations              4.17               7.37              (9.70)              1.96               0.12
                                        __________         __________         __________         __________         __________

Distributions paid to shareholders
   from:
Net investment income                        (0.12)             (0.05)             (0.00) (f)            --                 --
Return of capital                               --                 --              (0.01)                --                 --
                                        __________         __________         __________         __________         __________
Total distributions                          (0.12)             (0.05)             (0.01)                --                 --
                                        __________         __________         __________         __________         __________
Net asset value, end of period          $    23.74         $    19.69         $    12.37         $    22.08         $    20.12
                                        ==========         ==========         ==========         ==========         ==========


TOTAL RETURN (c)                            21.25%             59.54%           (43.96)%              9.74%              0.60%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)     $  75,955          $  40,369          $  14,848          $  30,911          $  26,158
Ratios to average net assets:
Ratio of total expenses to average
   net assets                                0.75%              0.67%              0.88%              0.95%              1.31% (d)
Ratio of net expenses to average
   net assets                                0.60%              0.60%              0.60%              0.60%              0.60% (d)
Ratio of net investment income (loss)
   to average net assets                     0.79%              0.35%              0.01%            (0.08)%            (0.07)% (d)
Portfolio turnover rate (e)                    24%                36%                39%                15%                 1%


(a)  Inception date.

(b)  Per share amounts have been calculated using the average share method.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestmenof all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d)  Annualized.

(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(f)  Amount represents less than $0.01 per share.


                 See Notes to Financial Statements                      Page 95

First Trust Exchange-Traded Fund

Financial Highlights
For a Share outstanding throughout each period

First Trust NASDAQ-100-Technology Sector Index(SM) Fund

                                                                                                                   For the Period
                                          For the            For the            For the            For the       April 19, 2006 (a)
                                        Year Ended         Year Ended         Year Ended         Year Ended           through
                                     December 31, 2010  December 31, 2009  December 31, 2008  December 31, 2007  December 31, 2006
                                     _________________  _________________  _________________  _________________  _________________
Net asset value, beginning of period    $    21.16         $    11.77         $    21.50         $    19.97        $    20.00
                                        __________         __________         __________         __________        __________
Income from investment operations:
Net investment income (loss)                  0.10               0.01                 --              (0.03)            (0.03)(b)
Net realized and unrealized gain
   (loss)                                     4.53               9.39              (9.73)              1.56              0.00 (b)(f)
                                        __________         __________         __________         __________        __________
Total from investment operations              4.63               9.40              (9.73)              1.53             (0.03)
                                        __________         __________         __________         __________        __________

Distributions paid to shareholders
   from:
Net investment income                        (0.10)             (0.01)                --                 --                --
Return of capital                               --              (0.00)(f)             --                 --                --
                                        __________         __________         __________         __________        __________
Total distributions                          (0.10)             (0.01)                --                 --                --
                                        __________         __________         __________         __________        __________
Net asset value, end of period          $    25.69         $    21.16         $    11.77         $    21.50        $    19.97
                                        ==========         ==========         ==========         ==========        ==========


TOTAL RETURN (c)                            21.92%             79.89%           (45.26)%              7.66%           (0.15)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)    $  453,416         $   86,766         $    9,414          $  23,652         $  27,960
Ratios to average net assets:
Ratio of total expenses to average
   net assets                                0.70%              0.67%              0.88%              0.92%             1.37% (d)
Ratio of net expenses to average
   net assets                                0.60%              0.60%              0.60%              0.60%             0.60% (d)
Ratio of net investment income (loss)
   to average net assets                     0.71%              0.16%            (0.01)%            (0.16)%           (0.20)% (d)
Portfolio turnover rate (e)                    26%                35%                33%                10%                7%


First Trust NYSE Arca Biotechnology Index Fund

                                                                                                                  For the Period
                                           For the            For the            For the           For the      April 19, 2006 (a)
                                         Year Ended         Year Ended         Year Ended        Year Ended           through
                                     December 31, 2010  December 31, 2009  December 31, 2008  December 31, 2007  December 31, 2006
                                     _________________  _________________  _________________  _________________  _________________

Net asset value, beginning of period    $    28.54         $    19.70         $    24.41         $    23.55         $    20.00
                                        __________         __________         __________         __________         __________
Income from investment operations:
Net investment income (loss)                 (0.17)             (0.16)              0.18              (0.10)             (0.07)(b)
Net realized and unrealized gain
   (loss)                                    10.70               9.00              (4.62)              0.96               3.62 (b)
                                        __________         __________         __________         __________         __________
Total from investment operations             10.53               8.84              (4.44)              0.86               3.55
                                        __________         __________         __________         __________         __________

Distributions paid to shareholders
   from:
Net investment income                           --                 --              (0.18)                --                 --
Return of capital                               --                 --              (0.09)                --                 --
                                        __________         __________         __________         __________         __________
Total distributions                             --                 --              (0.27)                --                 --
                                        __________         __________         __________         __________         __________
Net asset value, end of period          $    39.07         $    28.54         $    19.70         $    24.41         $    23.55
                                        ==========         ==========         ==========         ==========         ==========


TOTAL RETURN (c)                            36.90%             44.87%             (18.33)%            3.65%             17.75%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)    $  201,220         $   67,068         $   59,097         $   73,241         $   29,438
Ratios to average net assets:
Ratio of total expenses to average
   net assets                                0.66%              0.72%              0.72%              0.73%              1.22% (d)
Ratio of net expenses to average
   net assets                                0.60%              0.60%              0.60%              0.60%              0.60% (d)
Ratio of net investment income (loss)
   to average net assets                   (0.60)%            (0.60)%              0.67%            (0.60)%            (0.60)% (d)
Portfolio turnover rate (e)                    35%                44%                38%                11%                 4%


(a)  Inception date.

(b)  Per share amounts have been calculated using the average share method.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestmenof all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total returns calculated for a period of less than one year are not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d)  Annualized.

(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(f)   Amount represents less than $0.01 per share.


Page 96                                        See Notes to Financial Statements

First Trust Exchange-Traded Fund

Financial Highlights
For a Share outstanding throughout each period

First Trust Dow Jones Internet Index(SM) Fund

                                                                                                                  For the Period
                                          For the            For the            For the            For the       June 19, 2006 (a)
                                        Year Ended         Year Ended         Year Ended         Year Ended           through
                                     December 31, 2010  December 31, 2009  December 31, 2008  December 31, 2007  December 31, 2006
                                     _________________  _________________  _________________  _________________  _________________
Net asset value, beginning of period    $    25.11         $    14.01         $    25.09         $    22.57         $    20.00
                                        __________         __________         __________         __________         __________
Income from investment operations:
Net investment income (loss)                  0.04              (0.05)              0.05              (0.16)             (0.07)(b)
Net realized and unrealized gain
   (loss)                                     9.16              11.15             (11.08)              2.68               2.64 (b)
                                        __________         __________         __________         __________         __________
Total from investment operations              9.20              11.10             (11.03)              2.52               2.57
                                        __________         __________         __________         __________         __________

Distributions paid to shareholders
   from:
Net investment income                        (0.04)                --              (0.05)                --                 --
Return of capital                               --                 --              (0.00) (f)            --                 --
                                        __________         __________         __________         __________         __________
Total distributions                          (0.04)                --              (0.05)                --                 --
                                        __________         __________         __________         __________         __________
Net asset value, end of period          $    34.27         $    25.11         $    14.01         $    25.09         $    22.57
                                        ==========         ==========         ==========         ==========         ==========


TOTAL RETURN (c)                            36.63%             79.23%           (44.02)%             11.17%             12.85%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)    $  589,480         $   86,615         $   14,708         $   36,386         $   25,953
Ratios to average net assets:
Ratio of total expenses to average
   net assets                                0.66%              0.73%              0.82%              0.70%              1.24% (d)
Ratio of net expenses to average
   net assets                                0.60%              0.60%              0.60%              0.60%              0.60% (d)
Ratio of net investment income (loss)
   to average net assets                     0.26%            (0.46)%              0.21%            (0.42)%            (0.55)% (d)
Portfolio turnover rate (e)                    16%                35%                44%                 6%                 4%


First Trust Strategic Value Index Fund

                                                                                                                  For the Period
                                          For the            For the            For the            For the        July 6, 2006 (a)
                                        Year Ended         Year Ended         Year Ended         Year Ended           through
                                     December 31, 2010  December 31, 2009  December 31, 2008  December 31, 2007  December 31, 2006
                                     _________________  _________________  _________________  _________________  _________________

Net asset value, beginning of period    $    20.47         $    14.90         $    24.12         $    22.06         $    20.00
                                        __________         __________         __________         __________         __________
Income from investment operations:
Net investment income (loss)                  0.39               0.28               0.28               0.20               0.12 (b)
Net realized and unrealized gain
   (loss)                                     2.44               5.57              (9.22)              2.07               2.03 (b)
                                        __________         __________         __________         __________         __________
Total from investment operations              2.83               5.85              (8.94)              2.27               2.15
                                        __________         __________         __________         __________         __________

Distributions paid to shareholders
   from:
Net investment income                        (0.40)            (0.28)              (0.28)             (0.21)             (0.09)
Return of capital                            (0.00) (f)           --                  --                 --                 --
                                        __________         __________         __________         __________         __________
Total distributions                          (0.40)             (0.28)             (0.28)             (0.21)             (0.09)
                                        __________         __________         __________         __________         __________
Net asset value, end of period          $    22.90         $    20.47         $    14.90         $    24.12         $    22.06
                                        ==========         ==========         ==========         ==========         ==========


TOTAL RETURN (c)                            14.04%             39.43%           (37.23)%             10.26%             10.74%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)    $   36,633         $   51,164         $   35,762         $   61,518         $   17,650
Ratios to average net assets:
Ratio of total expenses to average
   net assets                                0.86%              0.87%              0.72%              1.12%              2.59% (d)
Ratio of net expenses to average
   net assets                                0.65%              0.65%              0.65%              0.65%              0.65% (d)
Ratio of net investment income (loss)
   to average net assets                     1.58%              1.57%              1.31%              1.09%              1.29% (d)
Portfolio turnover rate (e)                   197%               171%               157%                10%                 4%


(a)  Inception date.

(b)  Per share amounts have been calculated using the average share method.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestmenof all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total returns calculated for a period of less than one year are not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d)  Annualized.

(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(f)  Amount represents less than $0.01 per share.


                       See Notes to Financial Statements                Page 97

First Trust Exchange-Traded Fund

Financial Highlights
For a Share outstanding throughout each period

First Trust Value Line(R) Equity Allocation Index Fund

                                                                                                                  For the Period
                                          For the            For the            For the            For the      December 5, 2006 (a)
                                        Year Ended         Year Ended         Year Ended         Year Ended           through
                                     December 31, 2010  December 31, 2009  December 31, 2008  December 31, 2007  December 31, 2006
                                     _________________  _________________  _________________  _________________  _________________
Net asset value, beginning of period    $    17.21         $    12.98          $   20.45         $    19.78         $    20.00
                                        __________         __________         __________         __________         __________
Income from investment operations:
Net investment income (loss)                  0.29               0.18               0.25               0.24               0.03 (b)
Net realized and unrealized gain
   (loss)                                     3.09               4.23              (7.47)              0.68              (0.25)(b)
                                        __________         __________         __________         __________         __________
Total from investment operations              3.38               4.41              (7.22)              0.92              (0.22)
                                        __________         __________         __________         __________         __________

Distributions paid to shareholders
   from:
Net investment income                        (0.29)             (0.18)             (0.25)             (0.25)                --
                                        __________         __________         __________         __________         __________
Net asset value, end of period          $    20.30         $    17.21         $    12.98         $    20.45          $   19.78
                                        ==========         ==========         ==========         ==========         ==========


TOTAL RETURN (c)                            19.85%             34.15%           (35.45)%              4.65%            (1.10)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)    $    7,106         $    6,885         $    5,841         $   13,291          $  18,793
Ratios to average net assets:
Ratio of total expenses to average
   net assets                                1.35%              1.24%              1.14%              1.36%              3.25% (d)
Ratio of net expenses to average
   net assets                                0.70%              0.70%              0.70%              0.70%              0.70% (d)
Ratio of net investment income (loss)
   to average net assets                     1.29%              1.24%              1.29%              1.04%              1.82% (d)
Portfolio turnover rate (e)                   205%               191%               120%                43%                 1%


(a)  Inception date.

(b)  Per share amounts have been calculated using the average share method.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestmenof all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total returns calculated for a period of less than one year are not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d)  Annualized.

(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 98                                        See Notes to Financial Statements

First Trust Exchange-Traded Fund

Financial Highlights
For a Share outstanding throughout each period

First Trust Value Line(R) Dividend Index Fund

                                                                                                  For the Period
                                   For the          For the          For the          For the      June 1, 2006         For the
                                 Year Ended       Year Ended       Year Ended       Year Ended        through         Year Ended
                                December 31,     December 31,     December 31,     December 31,    December 31,         May 31,
                                    2010             2009             2008             2007           2006 (a)          2006 (a)
                               ______________   ______________   ______________   ______________  ______________     ____________
Net asset value, beginning of
   period                        $    13.37       $    11.55       $    15.75       $    16.77      $    16.55        $   17.24
                                 __________       __________       __________       __________      __________        _________

Income from investment
     operations:
Net investment income (loss)           0.41 (b)         0.38             0.45             0.44            0.24 (b)         0.43
Net realized and unrealized
   gain (loss)                         1.71             1.82            (4.20)           (0.99)           2.10 (b)         1.00
                                 __________       __________       __________       __________      __________        _________

Total from investment operation        2.12             2.20            (3.75)           (0.55)           2.34             1.43
                                 __________       __________       __________       __________      __________        _________

Distributions paid to
   shareholders from:
Net investment income                 (0.40)           (0.38)           (0.45)           (0.47)          (0.63)           (0.42)
Net realized gains                       --               --               --               --           (1.49)           (1.70)
Return of capital                     (0.01)              --               --               --              --               --
                                 __________       __________       __________       __________      __________        _________

Total distributions to
   shareholders                       (0.41)           (0.38)           (0.45)           (0.47)          (2.12)           (2.12)
                                 __________       __________       __________       __________      __________        _________

Net asset value, end of period   $    15.08       $    13.37       $    11.55       $    15.75      $    16.77        $   16.55
                                 ==========       ==========       ==========       ==========      ==========        =========


TOTAL RETURN, BASED ON
   NET ASSET VALUE                   16.08% (d)       19.58% (d)     (24.17)% (d)      (3.42)% (d)      14.70% (d)(h)     10.26% (c)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
   (in 000's)                    $  218,510       $  153,618       $  115,403       $  180,153      $  451,642        $ 536,258
Ratios to average net assets:
Ratio of total expenses to
   average net assets                 0.84%            0.80%            0.84%            0.85%           0.94% (e)        0.93%
Ratio of net expenses to
   average net assets                 0.70%            0.70%            0.70%            0.70%           0.93% (e)(g)     0.93%
Ratio of net investment income
   (loss) to average net assets       2.94%            3.30%            3.20%            2.37%           2.36% (e)        2.51%
Portfolio turnover rate (f)             55%             101%             109%               5%             28%              58%


(a) The Fund commenced operations on August 19, 2003. Results for periods prior to December 18, 2006 are of First Trust Value Line(R) Dividend Fund. See Reorganization History below.

(b)  Per share amounts have been calculated using the average share method.

(c) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in net asset value per share and does not reflect sales load.

(d) Total return based on net asset value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total returns calculated for a period of less than one year are not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(e)  Annualized.

(f) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(g) The annualized expense ratio is capped at 0.70%. This ratio of 0.93% includes expenses for a portion of the period prior to the reorganization for the First Trust Value Line(R) Dividend Fund.

(h) Prior to December 18, 2006, total return based on net asset value assumed that all dividend distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of First Trust Value Line(R) Dividend Fund. See Reorganization History below.

Reorganization History:
_______________________

First Trust Value Line(R) Dividend Fund (the "Predecessor FVD Fund"), a closed-end fund organized as a Massachusetts business trust on June 11, 2003, reorganized with and into First Trust Value Line(R) Dividend Index Fund ("FVD"), an exchange-traded fund and newly created series of the Trust effective Friday, December 15, 2006. The Predecessor FVD Fund ceased trading on the AMEX (now known as NYSE Amex) on Friday, December 15, 2006 and FVD began trading on the AMEX on Monday, December 18, 2006 (effective November 6, 2008, FVD began trading on NYSE Arca), under the ticker symbol "FVD," the same ticker symbol used by the Predecessor FVD Fund. The assets of the Predecessor FVD Fund were transferred to, and the liabilities of the Predecessor FVD fund were assumed by, FVD in exchange for shares of FVD on a one share for one share basis based upon the net asset value ("NAV") of the Predecessor FVD Fund on Friday, December 15, 2006. FVD shares have been distributed to the Predecessor FVD Fund shareholders, on a tax-free basis for federal income tax purposes, and the Predecessor FVD Fund has been terminated. The historical results of the Predecessor FVD Fund survive for financial reporting purposes.


                   See Notes to Financial Statements                     Page 99

First Trust Exchange-Traded Fund

Financial Highlights
For a Share outstanding throughout each period

First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund

                                                                                                                   For the Period
                                                    For the               For the               For the         February 8, 2007 (a)
                                                  Year Ended            Year Ended            Year Ended              through
                                               December 31, 2010     December 31, 2009     December 31, 2008     December 31, 2007
                                              ___________________   ___________________   ___________________   ____________________
Net asset value, beginning of period              $    17.63            $    12.05            $    21.19            $    20.00
                                                  __________            __________            __________            __________
Income from investment operations:
Net investment income (loss)                            0.17                  0.05                  0.01                 (0.01)
Net realized and unrealized gain (loss)                 3.46                  5.58                 (9.14)                 1.20
                                                  __________            __________            __________            __________
Total from investment operations                        3.63                  5.63                 (9.13)                 1.19
                                                  __________            __________            __________            __________

Distributions paid to shareholders from:
Net investment income                                  (0.16)                (0.05)                (0.01)                   --
Return of capital                                         --                 (0.00) (e)            (0.00) (e)               --
                                                  __________            __________            __________            __________
Total distributions                                    (0.16)                (0.05)                (0.01)                   --
                                                  __________            __________            __________            __________

Net asset value, end of period                    $    21.10            $    17.63            $    12.05            $    21.19
                                                  ==========            ==========            ==========            ==========


TOTAL RETURN (b)                                      20.64%                46.74%              (43.09)%                 5.95%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)              $   22,151            $   10,579            $    7,232            $    2,119
Ratios to average net assets:
Ratio of total expenses to average net assets          0.94%                 1.28%                 1.86%                 2.61% (c)
Ratio of net expenses to average net assets            0.60%                 0.60%                 0.60%                 0.60% (c)
Ratio of net investment income (loss) to
        average net assets                             1.02%                 0.48%                 0.03%               (0.04)% (c)
Portfolio turnover rate (d)                              19%                   43%                   67%                   27%


First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund

                                                                                                                   For the Period
                                                    For the               For the               For the         February 8, 2007 (a)
                                                  Year Ended            Year Ended            Year Ended              through
                                               December 31, 2010     December 31, 2009     December 31, 2008     December 31, 2007
                                              ___________________   ___________________   ___________________   ____________________

Net asset value, beginning of period              $    16.09            $    11.19            $    30.86            $    20.00
                                                  __________            __________            __________            __________
Income from investment operations:
Net investment income (loss)                           (0.01)                (0.02)                (0.04)                (0.04)
Net realized and unrealized gain (loss)                 0.34                  4.92                (19.63)                10.90
                                                  __________            __________            __________            __________
Total from investment operations                        0.33                  4.90                (19.67)                10.86
                                                  __________            __________            __________            __________

Net asset value, end of period                    $    16.42            $    16.09            $    11.19            $    30.86
                                                  ==========            ==========            ==========            ==========


TOTAL RETURN (b)                                       2.05%                43.79%              (63.74)%                54.30%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)              $   36,120            $   43,449            $   23,504            $   50,913
Ratios to average net assets:
Ratio of total expenses to average net assets          0.78%                 0.81%                 0.83%                 1.00% (c)
Ratio of net expenses to average net assets            0.60%                 0.60%                 0.60%                 0.60% (c)
Ratio of net investment income (loss) to
average net assets                                   (0.07)%               (0.12)%               (0.21)%               (0.33)% (c)
Portfolio turnover rate (d)                              22%                   40%                   32%                    4%


(a)        Inception date.

(b) Total return based on net asset value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total returns calculated for a period of less than one year are not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(c)        Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(e)        Amount represents less than $0.01 per share.


Page 100                                       See Notes to Financial Statements

First Trust Exchange-Traded Fund

Financial Highlights
For a Share outstanding throughout each period

First Trust S&P REIT Index Fund


                                                                                                                  For the Period
                                                    For the               For the              For the            May 8, 2007 (a)
                                                  Year Ended            Year Ended           Year Ended               through
                                               December 31, 2010     December 31, 2009    December 31, 2008      December 31, 2007
                                              ___________________   ___________________   ___________________   ____________________
Net asset value, beginning of period              $    11.72            $     9.43            $    15.81            $    20.00
                                                  __________            __________            __________            __________
Income from investment operations:
Net investment income (loss)                            0.29                  0.25                  0.31                  0.32  (b)
Net realized and unrealized gain (loss)                 2.94                  2.31                 (6.38)                (4.13) (b)
                                                  __________            __________            __________            __________
Total from investment operations                        3.23                  2.56                 (6.07)                (3.81)
                                                  __________            __________            __________            __________

Distributions paid to shareholders from:
Net investment income                                  (0.30)                (0.25)                (0.31)                (0.38)
Return of capital                                         --                 (0.02)                   --                    --
                                                  __________            __________            __________            __________
Total distributions                                    (0.30)                (0.27)                (0.31)                (0.38)
                                                  __________            __________            __________            __________

Net asset value, end of period                    $    14.65            $    11.72            $     9.43            $    15.81
                                                  ==========            ==========            ==========            ==========


TOTAL RETURN (c)                                      27.73%                28.00%              (38.87)%              (19.08)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)              $   71,066            $   21,087            $    5,187            $    1,581
Ratios to average net assets:
Ratio of total expenses to average net assets          0.69%                 1.95%                 5.30%                 8.41% (d)
Ratio of net expenses to average net assets            0.50%                 0.50%                 0.50%                 0.50% (d)
Ratio of net investment income (loss) to
average net assets                                     2.60%                 3.39%                 3.40%                 2.73% (d)
Portfolio turnover rate (e)                              16%                   13%                   20%                   25%


First Trust ISE Water Index Fund

                                                                                                                  For the Period
                                                    For the               For the              For the            May 8, 2007 (a)
                                                  Year Ended            Year Ended           Year Ended               through
                                               December 31, 2010     December 31, 2009    December 31, 2008      December 31, 2007
                                              ___________________   ___________________   ___________________   ____________________

Net asset value, beginning of period              $    18.66            $    15.69            $    22.38            $    20.00
                                                  __________            __________            __________            __________
Income from investment operations:
Net investment income (loss)                            0.18                  0.19                  0.12                  0.04
Net realized and unrealized gain (loss)                 3.43                  2.97                 (6.69)                 2.38
                                                  __________            __________            __________            __________
Total from investment operations                        3.61                  3.16                 (6.57)                 2.42
                                                  __________            __________            __________            __________

Distributions paid to shareholders from:
Net investment income                                  (0.14)                (0.19)                (0.12)                (0.04)
                                                  __________            __________            __________            __________
Net asset value, end of period                    $    22.13            $    18.66            $    15.69            $    22.38
                                                  ==========            ==========            ==========            ==========


TOTAL RETURN (c)                                      19.49%                20.29%              (29.40)%                12.12%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)              $   53,111            $   37,314            $   32,157            $   12,310
Ratios to average net assets:
Ratio of total expenses to average net assets          0.69%                 0.72%                 0.77%                 1.68% (d)
Ratio of net expenses to average net assets            0.60%                 0.60%                 0.60%                 0.60% (d)
Ratio of net investment income (loss) to
average net assets                                     0.96%                 1.20%                 0.76%                 0.46% (d)
Portfolio turnover rate (e)                              38%                   44%                   45%                    3%


(a)  Inception date.

(b)  Per share amounts have been calculated using the average share method.

(c) Total return based on net asset value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period.
     The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total returns calculated for a period of less than one year are not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d)  Annualized.

(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


               See Notes to Financial Statements                        Page 101

First Trust Exchange-Traded Fund

Financial Highlights
For a Share outstanding throughout each period

First Trust ISE-Revere Natural Gas Index Fund

                                                                                                                  For the Period
                                                    For the               For the              For the            May 8, 2007 (a)
                                                  Year Ended            Year Ended           Year Ended               through
                                               December 31, 2010     December 31, 2009    December 31, 2008      December 31, 2007
                                              ___________________   ___________________   ___________________   ____________________
Net asset value, beginning of period              $    17.52            $    11.80            $    22.31            $    20.00
                                                  __________            __________            __________            __________
Income from investment operations:
Net investment income (loss)                            0.03                  0.07                  0.14                  0.03
Net realized and unrealized gain (loss)                 2.10                  5.72                (10.51)                 2.30
                                                  __________            __________            __________            __________
Total from investment operations                        2.13                  5.79                (10.37)                 2.33
                                                  __________            __________            __________            __________

Distributions paid to shareholders from:
Net investment income                                  (0.05)                (0.07)                (0.14)                (0.02)
Return of capital                                      (0.00) (e)            (0.00) (e)               --                    --
                                                  __________            __________            __________            __________

Total distributions                                    (0.05)                (0.07)                (0.14)                (0.02)
                                                  __________            __________            __________            __________

Net asset value, end of period                    $    19.60            $    17.52            $    11.80            $    22.31
                                                  ==========            ==========            ==========            ==========


TOTAL RETURN (b)                                      12.22%                49.21%              (46.57)%                11.67%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)              $  396,893            $  464,339            $   37,179            $   11,157
Ratios to average net assets:
Ratio of total expenses to average net assets          0.65%                 0.72%                 0.77%                 2.36% (c)
Ratio of net expenses to average net assets            0.60%                 0.60%                 0.60%                 0.60% (c)
Ratio of net investment income (loss) to
average net assets                                     0.19%                 0.53%                 0.77%                 0.32% (c)
Portfolio turnover rate (d)                              93%                   71%                  116%                    5%


First Trust ISE Chindia Index Fund

                                                                                                                  For the Period
                                                    For the               For the              For the            May 8, 2007 (a)
                                                  Year Ended            Year Ended           Year Ended               through
                                               December 31, 2010     December 31, 2009    December 31, 2008      December 31, 2007
                                              ___________________   ___________________   ___________________   ____________________

Net asset value, beginning of period              $    21.28            $    11.78            $    27.73            $    20.00
                                                  __________            __________            __________            __________
Income from investment operations:
Net investment income (loss)                            0.17                  0.09                  0.17                  0.02
Net realized and unrealized gain (loss)                 3.73                  9.50                (15.92)                 7.73
                                                  __________            __________            __________            __________
Total from investment operations                        3.90                  9.59                (15.75)                 7.75
                                                  __________            __________            __________            __________

Distributions paid to shareholders from:
Net investment income                                  (0.17)                (0.09)                (0.20)                (0.02)
Return of capital                                         --                 (0.00) (e)            (0.00) (e)               --
                                                  __________            __________            __________            __________

Total distributions                                    (0.17)                (0.09)                (0.20)                (0.02)
                                                  __________            __________            __________            __________

Net asset value, end of period                    $    25.01            $    21.28            $    11.78            $    27.73
                                                  ==========            ==========            ==========            ==========


TOTAL RETURN (b)                                      18.46%                81.58%              (56.98)%                38.73%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)              $  176,352            $  120,240            $   35,937            $  104,004
Ratios to average net assets:
Ratio of total expenses to average net assets          0.66%                 0.73%                 0.73%                 0.82% (c)
Ratio of net expenses to average net assets            0.60%                 0.60%                 0.60%                 0.60% (c)
Ratio of net investment income (loss) to
average net assets                                     0.74%                 0.58%                 0.90%                 0.17% (c)
Portfolio turnover rate (d)                              34%                   47%                   39%                    2%


(a)  Inception date.

(b) Total return based on net asset value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period.
     The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total returns calculated for a period of less than one year are not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(c)  Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(e)  Amount represents less than $0.01 per share.


Page 102                                   See Notes to Financial Statements

First Trust Exchange-Traded Fund

Financial Highlights
For a Share outstanding throughout each period

First Trust Value Line(R) 100 Exchange-Traded Fund

                                      For the            For the            For the              For the               For the
                                    Year Ended         Year Ended         Year Ended           Year Ended            Year Ended
                                 December 31, 2010  December 31, 2009  December 31, 2008  December 31, 2007(a)  December 31, 2006(a)
                                 _________________  _________________  _________________  ____________________  ____________________
Net asset value, beginning of
   period                           $     10.44        $      9.26        $     17.91        $     15.89           $     17.16
                                    ___________        ___________        ___________        ___________           ___________

Income from investment
     operations:
Net investment income (loss)               0.00 (g)          (0.01)             (0.02)              1.02                 (0.07)
Net realized and unrealized
   gain (loss)                             3.08               1.19              (8.63)              2.06                  0.68
                                    ___________        ___________        ___________        ___________           ___________
Total from investment operations           3.08               1.18              (8.65)              3.08                  0.61
                                    ___________        ___________        ___________        ___________           ___________

Distributions paid to
   shareholders from:
Net realized gains                           --                 --                 --              (1.06)                (1.88)
                                    ___________        ___________        ___________        ___________           ___________
Net asset value, end of period      $     13.52        $     10.44        $      9.26        $     17.91           $     15.89
                                    ===========        ===========        ===========        ===========           ===========

TOTAL RETURN, BASED ON
   NET ASSET VALUE                       29.50% (c)         12.74% (c)       (48.30)% (c)         19.91% (c) (f)         4.59% (b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
   (in 000's)                       $    88,431        $    60,433        $    75,825        $   204,913           $   277,902
Ratios to average net assets:
Ratio of total expenses to
   average net assets                     0.87%              0.85%              0.86%              0.89%                 0.97%
Ratio of net expenses to average
   net assets                             0.70%              0.70%              0.70%              0.83% (e)             0.97%
Ratio of net investment income
   (loss) to average net assets           0.01%            (0.08)%            (0.11)%            (0.21)%               (0.40)%
Portfolio turnover rate (d)                266%               235%               251%               111%                  234%


(a) The Fund commenced operations on June 12, 2003. Results for periods prior to June 18, 2007 are of First Trust Value Line(R) 100 Fund. See
     Reorganization History below.

(b) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in net asset value per share and does not reflect sales load.

(c) Total return based on net asset value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period.
     The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total returns calculated for a period of less than one year are not annualized. The total returns would have been lower if certain fees had not been waived or expenses reimbursed by the investment advisor.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(e) The annualized expense ratio is capped at 0.70%. This ratio of 0.83% includes expenses for a portion of the period prior to the reorganization of the First Trust Value Line(R) 100 Fund.

(f) Prior to June 18, 2007, total return based on net asset value assumed that all dividend distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of First Trust Value Line(R) 100 Fund. See
     Reorganization History below.

(g)  Amount represents less than $0.01 per share.


Reorganization History:
_______________________

First Trust Value Line(R) 100 Fund (the "Predecessor FVL Fund"), a closed-end fund organized as a Massachusetts business trust on April 18, 2003, reorganized with and into First Trust Value Line(R) 100 Exchange-Traded Fund ("FVL"), an exchange-traded fund and newly created series of the Trust effective Friday, June 15, 2007. The Predecessor FVL Fund ceased trading on the AMEX (now known as
NYSE Amex) on Friday, June 15, 2007 and FVL began trading on the AMEX on Monday,
June 18, 2007 (effective November 6, 2008, FVL began trading on NYSE Arca), under the ticker symbol "FVL," the same ticker symbol used by the Predecessor
FVL Fund. The assets of the Predecessor FVL Fund were transferred to, and the liabilities of the Predecessor FVL Fund were assumed by, FVL in exchange for shares of FVL on a one share for one share basis based upon the net asset value
("NAV") of the Predecessor FVL Fund on Friday, June 15, 2007. FVL shares have been distributed to the Predecessor FVL Fund shareholders, on a tax-free basis for federal income tax purposes, and the Predecessor FVL Fund has been terminated. The historical results of the Predecessor FVL Fund survive for financial reporting purposes.


                See Notes to Financial Statements                     Page 103

First Trust Exchange-Traded Fund

Financial Highlights
For a Share outstanding throughout each period

First Trust NASDAQ(R) ABA Community Bank Index Fund

                                                                                           For the Period
                                                                        For the           June 29, 2009 (a)
                                                                      Year Ended               through
                                                                   December 31, 2010      December 31, 2009
                                                                 ____________________    ___________________
Net asset value, beginning of period                                  $    22.41             $    20.00
                                                                      __________             __________
Income from investment operations:
Net investment income (loss)                                                0.30                   0.16
Net realized and unrealized gain (loss)                                     2.55                   2.40
                                                                      __________             __________
Total from investment operations                                            2.85                   2.56
                                                                      __________             __________


Distributions paid to shareholders from:
Net investment income                                                      (0.31)                 (0.15)
                                                                      __________             __________
Net asset value, end of period                                        $    24.95             $    22.41
                                                                      ==========             ==========


TOTAL RETURN (b)                                                          12.77%                 12.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                  $    9,979             $    5,604
Ratios to average net assets:
Ratio of total expenses to average net assets                              1.16%                  2.67% (c)
Ratio of net expenses to average net assets                                0.60%                  0.60% (c)
Ratio of net investment income (loss) to average net assets                1.40%                  1.92% (c)
Portfolio turnover rate (d)                                                  26%                    15%


      (a)   Inception date.

      (b) Total return based on net asset value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total returns calculated for a period of less than one year are not annualized. The total returns would have been lower if certain fees had not been waived or expenses reimbursed by the investment advisor.

      (c)   Annualized.

      (d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 104                         See Notes to Financial Statements

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

                        First Trust Exchange-Traded Fund
                               December 31, 2010

                                1. Organization

First Trust Exchange-Traded Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on August 8, 2003, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of eighteen exchange-traded funds:

  First Trust Dow Jones Select MicroCap Index(SM) Fund - (NYSE Arca, Inc.
    ticker "FDM")
  First Trust Morningstar(R) Dividend Leaders(SM) Index Fund - (NYSE Arca, Inc.
    ticker "FDL")
  First Trust US IPO Index Fund - (NYSE Arca, Inc. ticker "FPX")
  First Trust NASDAQ-100 Equal Weighted Index(SM) Fund - (NASDAQ ticker "QQEW") First Trust NASDAQ-100-Technology Sector Index(SM) Fund - (NASDAQ
    ticker "QTEC")
  First Trust NYSE Arca Biotechnology Index Fund - (NYSE Arca, Inc.
    ticker "FBT")
  First Trust Dow Jones Internet Index(SM) Fund - (NYSE Arca, Inc. ticker "FDN") First Trust Strategic Value Index Fund(1) - (NYSE Arca, Inc. ticker "FDV") First Trust Value Line(R) Equity Allocation Index Fund - (NYSE Arca, Inc.
    ticker "FVI")
  First Trust Value Line(R) Dividend Index Fund - (NYSE Arca, Inc. ticker "FVD") First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund - (NASDAQ
    ticker "QQXT")
  First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund - (NASDAQ ticker "QCLN")
  First Trust S&P REIT Index Fund - (NYSE Arca, Inc. ticker "FRI")
  First Trust ISE Water Index Fund - (NYSE Arca, Inc. ticker "FIW")
  First Trust ISE-Revere Natural Gas Index Fund - (NYSE Arca, Inc. ticker "FCG") First Trust ISE Chindia Index Fund - (NYSE Arca, Inc. ticker "FNI")
  First Trust Value Line(R) 100 Exchange-Traded Fund - (NYSE Arca, Inc.
    ticker "FVL")
  First Trust NASDAQ(R) ABA Community Bank Index Fund - (NASDAQ ticker "QABA")

(1) Formerly First Trust DB Strategic Value Index Fund.

Each fund represents a separate series of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Each Fund's shares are listed and traded on NYSE Arca, Inc. ("NYSE Arca") except for the First Trust NASDAQ-100 Equal Weighted Index(SM) Fund, the First Trust NASDAQ-100-Technology Sector Index(SM) Fund, the First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund, the First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund, and the First Trust NASDAQ(R) ABA Community Bank Index Fund, which are listed and traded on The NASDAQ Stock Market, Inc. ("NASDAQ(R)"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in a Fund's relevant index. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

Fund                                                            Index
First Trust Dow Jones Select MicroCap Index(SM) Fund            Dow Jones Select MicroCap Index(SM)
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund      Morningstar(R) Dividend Leaders(SM) Index
First Trust US IPO Index Fund                                   IPOX-100 U.S. Index
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund            NASDAQ-100 Equal Weighted Index(SM)
First Trust NASDAQ-100-Technology Sector Index(SM) Fund         NASDAQ-100 Technology Sector Index(SM)
First Trust NYSE Arca Biotechnology Index Fund                  NYSE Arca Biotechnology Index(SM)
First Trust Dow Jones Internet Index(SM) Fund                   Dow Jones Internet Composite Index(SM)
First Trust Strategic Value Index Fund                          Credit Suisse U.S. Value Index, Powered by HOLT(TM) (2)
First Trust Value Line(R) Equity Allocation Index Fund          Value Line(R) Equity Allocation Index
First Trust Value Line(R) Dividend Index Fund                   Value Line(R) Dividend Index
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund      NASDAQ-100 Ex-Tech Sector Index(SM)
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund     NASDAQ(R) Clean Edge(R) Green Energy Index
First Trust S&P REIT Index Fund                                 S&P United States REIT Index
First Trust ISE Water Index Fund                                ISE Water Index(TM)
First Trust ISE-Revere Natural Gas Index Fund                   ISE-REVERE Natural Gas Index(TM)
First Trust ISE Chindia Index Fund                              ISE ChIndia Index(TM)
First Trust Value Line(R) 100 Exchange-Traded Fund              Value Line(R) 100 Index
First Trust NASDAQ(R) ABA Community Bank Index Fund             NASDAQ OMX(R) ABA Community Bank Index(SM)

(2) Effective June 18, 2010, the Fund's underlying index was changed from the Deutsche Bank CROCI(R) US+ Index(TM).

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                        First Trust Exchange-Traded Fund
                               December 31, 2010

                       2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Portfolio Valuation

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Trust's Board of Trustees and in accordance with the 1940 Act. Portfolio securities listed on any exchange other than NASDAQ(R) or the London Stock Exchange Alternative Investment Market ("AIM") are valued at the last sale price on the business day as of which such value is being determined. Securities listed on the NASDAQ(R) or the AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on the NASDAQ(R) or the AIM, the securities are valued at the mean of the most recent bid and asked prices on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities trading on the NASDAQ(R) or the AIM, are valued at the closing bid prices. Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. The use of fair value pricing by each Fund is governed by valuation procedures adopted by the Board of Trustees and is in accordance with the provisions of the 1940 Act. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by a Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. In addition, the use of fair value prices and certain current market quotations or official closing prices could result in a difference between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index, which, in turn, could result in a difference between a Fund's performance and the performance of its underlying index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

         o Level 1 - Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
         o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
             -    Quoted prices for similar securities in active markets.
             - Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
             - Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
             -    Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
         o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                        First Trust Exchange-Traded Fund
                               December 31, 2010

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value each Fund's investments as of December 31, 2010, is included with each Fund's Portfolio of Investments.

B. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Distributions received from a Fund's investments in publicly-traded master limited partnerships ("MLPs") generally are comprised of return of capital from the MLP to the extent of the cost basis of such MLP investments. Cumulative distributions received in excess of the Fund's cost basis in an MLP generally are recorded as capital gain.

Distributions received from a Fund's investments in real estate investment trusts ("REITs") are comprised of return of capital, capital gains and income. The actual character of the amounts received during the year are not known until after the fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. A Fund's characterization may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. Dividends and Distribution to Shareholders

Dividends from net investment income of each Fund, if any, are declared and paid semi-annually, except for First Trust Morningstar(R) Dividend Leaders(SM) Index Fund and First Trust Value Line(R) Dividend Index Fund, which declare and pay dividends quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund.

The tax character of distributions paid by each Fund during the year ended December 31, 2010 was as follows:


                                                                                            Distributions       Distributions
                                                                     Distributions paid         paid                paid
                                                                        from Ordinary       from Capital         from Return
                                                                           Income               Gains             of Capital
                                                                    ____________________   ________________   _________________
First Trust Dow Jones Select MicroCap Index(SM) Fund                  $    470,895            $     --          $       --
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund               2,936,478                  --              25,193
First Trust US IPO Index Fund                                              134,485                  --                  --
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                       346,700                  --                  --
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                  1,556,425                  --                  --
First Trust NYSE Arca Biotechnology Index Fund                                  --                  --                  --
First Trust Dow Jones Internet Index(SM) Fund                              659,835                  --                  --
First Trust Strategic Value Index Fund                                     657,855                  --               7,885
First Trust Value Line(R) Equity Allocation Index Fund                     102,971                  --                  --
First Trust Value Line(R) Dividend Index Fund                            5,061,937                  --              65,937
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                 158,610                  --                  --
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                     --                  --                  --
First Trust S&P REIT Index Fund                                          1,400,636                  --                  --
First Trust ISE Water Index Fund                                           319,290                  --                  --
First Trust ISE-Revere Natural Gas Index Fund                            1,172,607                  --              54,408
First Trust ISE Chindia Index Fund                                       1,073,636                  --                  --
First Trust Value Line(R) 100 Exchange-Traded Fund                              --                  --                  --
First Trust NASDAQ(R) ABA Community Bank Index Fund                        114,106                  --                  --

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                        First Trust Exchange-Traded Fund
                               December 31, 2010

The tax character of distributions paid by each Fund during the period ended December 31, 2009 were as follows:


                                                                       Distributions        Distributions       Distributions
                                                                          paid from             paid              paid from
                                                                          Ordinary          from Capital          Return of
                                                                           Income               Gains              Capital
                                                                     _________________   _________________     _______________
First Trust Dow Jones Select MicroCap Index(SM) Fund                 $      95,349        $         --         $     3,442
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund               1,912,571                  --                  --
First Trust US IPO Index Fund                                              177,486                  --                  --
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                        81,000                  --                  --
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                     47,396                  --               4,284
First Trust NYSE Arca Biotechnology Index Fund                                  --                  --                  --
First Trust Dow Jones Internet Index(SM) Fund                                   --                  --                  --
First Trust Strategic Value Index Fund                                     615,441                  --                  --
First Trust Value Line(R) Equity Allocation Index Fund                      70,920                  --                  --
First Trust Value Line(R) Dividend Index Fund                            4,139,046                  --                  --
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                  31,380                  --                  --
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                     --                  --                  --
First Trust S&P REIT Index Fund                                            251,687                  --              22,048
First Trust ISE Water Index Fund                                           394,615                  --                  --
First Trust ISE-Revere Natural Gas Index Fund                              942,177                  --              15,658
First Trust ISE Chindia Index Fund                                         393,226                  --                 149
First Trust Value Line(R) 100 Exchange-Traded Fund                              --                  --                  --
First Trust NASDAQ(R) ABA Community Bank Index Fund                         37,500                  --                  --

As of December 31, 2010, the components of distributable earnings on a tax basis for each Fund were as follows:


                                                                                            Accumulated
                                                                        Undistributed       Capital and        Net Unrealized
                                                                          Ordinary              Other           Appreciation
                                                                           Income            Gain (Loss)       (Depreciation)
                                                                     ______________________________________________________________
First Trust Dow Jones Select MicroCap Index(SM) Fund                 $      31,467      $  (11,718,537)       $  18,485,792
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund                      --         (32,721,457)           9,627,975
First Trust US IPO Index Fund                                               13,751          (5,016,584)           1,371,735
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                        89,275          (6,781,991)           5,983,938
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                         --          (3,789,937)          42,884,041
First Trust NYSE Arca Biotechnology Index Fund                                  --          (8,887,768)          15,007,324
First Trust Dow Jones Internet Index(SM) Fund                                   --          (7,459,820)          74,699,929
First Trust Strategic Value Index Fund                                          --         (25,033,653)           2,877,406
First Trust Value Line(R) Equity Allocation Index Fund                          --          (4,982,428)           1,041,495
First Trust Value Line(R) Dividend Index Fund                                   --         (46,469,038)          25,475,963
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                  16,623          (1,333,128)           1,729,902
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                     --         (17,943,475)          (1,839,352)
First Trust S&P REIT Index Fund                                                 --                  --            6,207,811
First Trust ISE Water Index Fund                                            89,624          (8,320,883)           2,600,001
First Trust ISE-Revere Natural Gas Index Fund                                   --         (79,885,311)          49,116,240
First Trust ISE Chindia Index Fund                                             707         (33,473,581)          23,320,135
First Trust Value Line(R) 100 Exchange-Traded Fund                           4,512         (79,189,625)           5,744,363
First Trust NASDAQ(R) ABA Community Bank Index Fund                          2,200            (135,881)             346,205


D. Income Taxes

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                        First Trust Exchange-Traded Fund
                               December 31, 2010

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2007, 2008, 2009, and 2010 remain open to federal and state audit. As of December 31, 2010, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

At December 31, 2010 for federal income tax purposes, each Fund has capital loss carryforwards available that are shown in the table below, to the extent provided by regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

                                       Capital       Capital       Capital       Capital       Capital       Capital
                                         Loss          Loss          Loss          Loss          Loss          Loss         Total
                                      Available     Available     Available     Available     Available     Available      Capital
                                       Through       Through       Through       Through       Through       Through         Loss
                                        2013          2014          2015          2016          2017          2018        Available
                                     ___________   ___________   ___________   ___________   ___________   ___________   ___________
First Trust Dow Jones Select
   MicroCap Index(SM) Fund            $     --     $1,604,481    $  910,503    $   902,807   $ 3,227,616   $ 5,073,130   $11,718,537
First Trust Morningstar(R) Dividend
   Leaders(SM) Index Fund               52,755        202,279       198,670     14,962,284    16,831,977       473,492    32,721,457
First Trust US IPO Index Fund               --        303,759       740,683      2,682,788     1,127,563        64,368     4,919,161
First Trust NASDAQ-100 Equal
   Weighted Index(SM) Fund                  --             --        55,981      1,957,170     4,681,103            --     6,694,254
First Trust NASDAQ-100-Technology
   Sector Index(SM) Fund                    --             --       351,362      1,421,664     2,016,911            --     3,789,937
First Trust NYSE Arca Biotechnology
   Index Fund                               --             --            --      2,061,136     5,787,577     1,039,054     8,887,767
First Trust Dow Jones Internet
   Index(SM) Fund                           --             --            --      6,295,854     1,163,966            --     7,459,820
First Trust Strategic Value
   Index Fund                               --         45,432       831,336     11,401,861    11,336,270     1,372,099    24,986,998
First Trust Value Line(R) Equity
   Allocation Index Fund                    --             --     1,393,265      1,168,041     2,421,122            --     4,982,428
First Trust Value Line(R) Dividend
   Index Fund                               --             --     4,488,019     21,855,796    19,646,203       441,093    46,431,111
First Trust NASDAQ-100 Ex-Technology
   Sector Index(SM) Fund                    --             --         7,779        143,597     1,051,894        80,899     1,284,169
First Trust NASDAQ(R) Clean Edge(R)
   Green Energy Index Fund                  --             --       141,332      4,246,707     7,483,633     5,884,801    17,756,473
First Trust S&P REIT Index Fund             --             --            --             --            --            --            --
First Trust ISE Water Index Fund            --             --           592        318,246     5,768,328     2,198,674     8,285,840
First Trust ISE-Revere Natural Gas
   Index Fund                               --             --         5,274      7,264,703    32,569,413    40,045,921    79,885,311
First Trust ISE Chindia Index Fund          --             --            --     11,116,593    11,686,955     7,245,147    30,048,695
First Trust Value Line(R) 100
   Exchange-Traded Fund                     --             --     1,905,863     47,805,834    29,477,928            --    79,189,625
First Trust NASDAQ(R) ABA Community
   Bank Index Fund                          --             --            --             --         4,787       116,604       121,391

During the taxable year ended December 31, 2010, the Funds utilized capital loss carryforwards in the following amounts:


                                                                 Capital Loss Carryforward Utilized
                                                                 __________________________________
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                      $    230,582
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                        279,729
First Trust Dow Jones Internet Index(SM) Fund                                  150,572
First Trust Value Line(R) Equity Allocation Index Fund                          45,836
First Trust S&P REIT Index Fund                                                245,651
First Trust Value Line(R) 100 Exchange-Traded Fund                           4,898,237

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                        First Trust Exchange-Traded Fund
                               December 31, 2010

Capital losses incurred after October 31 ("Post-October Losses") within the taxable year can be deemed to arise on the first business day of each Fund's next taxable year.

During the taxable year ended December 31, 2010, the following Funds incurred and elected to defer net capital losses as follows:


                                                                            Post-October Losses
                                                                          _______________________
First Trust Dow Jones Select MicroCap Index(SM) Fund                       $           --
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund                             --
First Trust US IPO Index Fund                                                      97,423
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                               87,737
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                                --
First Trust NYSE Arca Biotechnology Index Fund                                          1
First Trust Dow Jones Internet Index(SM) Fund                                          --
First Trust Strategic Value Index Fund                                             46,655
First Trust Value Line(R) Equity Allocation Index Fund                                 --
First Trust Value Line(R) Dividend Index Fund                                      37,927
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                         48,959
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                       187,002
First Trust S&P REIT Index Fund                                                        --
First Trust ISE Water Index Fund                                                   35,043
First Trust ISE-Revere Natural Gas Index Fund                                          --
First Trust ISE Chindia Index Fund                                              3,424,886
First Trust Value Line(R) 100 Exchange-Traded Fund                                     --
First Trust NASDAQ(R) ABA Community Bank Index Fund                                14,490


Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and in-kind transactions and have no impact on net assets or net asset value per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future. For the fiscal year ended December 31, 2010, the adjustments of each Fund were as follows:


                                                                   Accumulated           Accumulated Net
                                                                 Net Investment       Realized Gain (Loss)          Paid-in
                                                                  Income (Loss)          on Investments             Capital
                                                               ___________________  ________________________  ___________________
First Trust Dow Jones Select MicroCap Index(SM) Fund             $       3,077         $     (2,769,349)       $    2,766,272
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund                  --               (3,262,851)            3,262,851
First Trust US IPO Index Fund                                         (147,668)              (1,042,177)            1,189,845
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                        71               (6,857,244)            6,857,173
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                 11,932              (18,964,253)           18,952,321
First Trust NYSE Arca Biotechnology Index Fund                         893,750              (25,261,857)           24,368,107
First Trust Dow Jones Internet Index(SM) Fund                            3,869              (23,575,545)           23,571,676
First Trust Strategic Value Index Fund                                      33               (6,299,504)            6,299,471
First Trust Value Line(R) Equity Allocation Index Fund                   1,283               (1,093,608)            1,092,325
First Trust Value Line(R) Dividend Index Fund                              357               (6,564,363)            6,564,006
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                  39               (1,653,576)            1,653,537
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund             26,978               (2,463,772)            2,436,794
First Trust S&P REIT Index Fund                                        246,473               (4,328,186)            4,081,713
First Trust ISE Water Index Fund                                            --               (2,372,907)            2,372,907
First Trust ISE-Revere Natural Gas Index Fund                          403,349              (53,840,093)           53,436,744
First Trust ISE Chindia Index Fund                                          --              (11,533,282)           11,533,282
First Trust Value Line(R) 100 Exchange-Traded Fund                          --              (13,518,578)           13,518,578
First Trust NASDAQ(R) ABA Community Bank Index Fund                        117                 (347,927)              347,810

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 effective for tax years beginning after December 22, 2010. Management is currently evaluating the impact the Act will have on future financial statement disclosures.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                        First Trust Exchange-Traded Fund
                               December 31, 2010

E. Expenses

Expenses that are directly related to one of the Funds are charged directly to the respective Fund. General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund. First Trust Advisors L.P. ("First Trust" or the "Advisor") has entered into licensing agreements with each of the following "Licensors" for the respective Funds:

Fund                                                            Licensor
First Trust Dow Jones Select MicroCap Index(SM) Fund            Dow Jones & Company, Inc.
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund      Morningstar, Inc.
First Trust US IPO Index Fund                                   IPOX Schuster LLC
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund            The NASDAQ Stock Market, Inc.
First Trust NASDAQ-100-Technology Sector Index(SM) Fund         The NASDAQ Stock Market, Inc.
First Trust NYSE Arca Biotechnology Index Fund                  NYSE Euronext
First Trust Dow Jones Internet Index(SM) Fund                   Dow Jones & Company, Inc.
First Trust Strategic Value Index Fund                          Credit Suisse Securities (USA) LLC and Credit Suisse Group AG
First Trust Value Line(R) Equity Allocation Index Fund          Value Line Publishing, Inc.(R)
First Trust Value Line(R) Dividend Index Fund                   Value Line Publishing, Inc.(R)
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund      The NASDAQ Stock Market, Inc.
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund     The NASDAQ Stock Market, Inc./Clean Edge, Inc.
First Trust S&P REIT Index Fund                                 Standard & Poor's
First Trust ISE Water Index Fund                                International Securities Exchange, LLC
First Trust ISE-Revere Natural Gas Index Fund                   International Securities Exchange, LLC
First Trust ISE Chindia Index Fund                              International Securities Exchange, LLC
First Trust Value Line(R) 100 Exchange-Traded Fund              Value Line Publishing, Inc.(R)
First Trust NASDAQ(R) ABA Community Bank Index Fund             The NASDAQ Stock Market, Inc.

The respective license agreements allow for the use by First Trust of certain trademarks and trade names of the respective Licensors. The Funds are sub-licensees to the applicable license agreement. The respective Funds are required to pay licensing fees, which are shown on the Statements of Operations.

 3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Funds pursuant to an Investment Management Agreement. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio and providing certain other services necessary for the management of the Funds.

For these services, First Trust is entitled to receive monthly fees from each Fund calculated at the following annual rates:


                                                                          % of Average
                                                                        Daily Net Assets
                                                                       __________________
First Trust Dow Jones Select MicroCap Index(SM) Fund                         0.50%
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund                   0.30%
First Trust US IPO Index Fund                                                0.40%
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                         0.40%
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                      0.40%
First Trust NYSE Arca Biotechnology Index Fund                               0.40%
First Trust Dow Jones Internet Index(SM) Fund                                0.40%
First Trust Strategic Value Index Fund                                       0.50%
First Trust Value Line(R) Equity Allocation Index Fund                       0.50%
First Trust Value Line(R) Dividend Index Fund                                0.50%
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                   0.40%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                  0.40%
First Trust S&P REIT Index Fund                                              0.30%
First Trust ISE Water Index Fund                                             0.40%
First Trust ISE-Revere Natural Gas Index Fund                                0.40%
First Trust ISE Chindia Index Fund                                           0.40%
First Trust Value Line(R) 100 Exchange-Traded Fund                           0.50%
First Trust NASDAQ(R) ABA Community Bank Index Fund                          0.40%

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                        First Trust Exchange-Traded Fund
                               December 31, 2010

The Trust and the Advisor have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement in which the Advisor has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed the below amount as a percentage of average daily net assets per year (the "Expense Cap").


                                                                       Expense Cap
                                                                      _____________
First Trust Dow Jones Select MicroCap Index(SM) Fund                      0.60%
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund                0.45%
First Trust US IPO Index Fund                                             0.60%
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                      0.60%
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                   0.60%
First Trust NYSE Arca Biotechnology Index Fund                            0.60%
First Trust Dow Jones Internet Index(SM) Fund                             0.60%
First Trust Strategic Value Index Fund                                    0.65%
First Trust Value Line(R) Equity Allocation Index Fund                    0.70%
First Trust Value Line(R) Dividend Index Fund                             0.70%
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                0.60%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund               0.60%
First Trust S&P REIT Index Fund                                           0.50%
First Trust ISE Water Index Fund                                          0.60%
First Trust ISE-Revere Natural Gas Index Fund                             0.60%
First Trust ISE Chindia Index Fund                                        0.60%
First Trust Value Line(R) 100 Exchange-Traded Fund                        0.70%
First Trust NASDAQ(R) ABA Community Bank Index Fund                       0.60%

Each Fund's Expense Cap will be in effect until the Expense Cap Termination Date listed below:

Fund Name                                                               Expense Cap Termination Date
_________                                                              ______________________________
First Trust Dow Jones Select MicroCap Index(SM) Fund                              12/6/2012
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                              12/6/2012
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                           12/6/2012
First Trust Dow Jones Internet Index(SM) Fund                                     12/6/2012
First Trust Value Line(R) Equity Allocation Index Fund                            12/6/2012
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                        12/6/2012
First Trust S&P REIT Index Fund                                                   12/6/2012
First Trust ISE Water Index Fund                                                  12/6/2012
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund                       12/20/2012
First Trust US IPO Index Fund                                                      1/3/2013
First Trust NYSE Arca Biotechnology Index Fund                                     1/3/2013
First Trust Strategic Value Index Fund                                             1/3/2013
First Trust Value Line(R) Dividend Index Fund                                      1/3/2013
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                        1/3/2013
First Trust ISE Chindia Index Fund                                                 1/3/2013
First Trust Value Line(R) 100 Exchange-Traded Fund                                 1/3/2013
First Trust NASDAQ(R) ABA Community Bank Index Fund                                1/3/2013
First Trust ISE-Revere Natural Gas Index Fund                                      1/3/2013


The Expense Reimbursement, Fee Waiver and Recovery Agreement allows First Trust to recover from the Funds any fees waived or expenses reimbursed during the three year period after the date of the waiver or reimbursement to the extent that the actual expense ratio of a particular Fund is less than such Fund's applicable Expense Cap in place during the fiscal year that the fee was waived or the expense reimbursed. First Trust may recover a portion of the previously waived or reimbursed amount equal to the amount that the Expense Cap exceeds the actual expense ratio in place during the fiscal year that the fee was waived or the expense reimbursed. These amounts would be included in "Expenses previously waived or reimbursed" on the Statements of Operations.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                        First Trust Exchange-Traded Fund
                               December 31, 2010

The advisory fee waivers and expense reimbursements for the year ended December 31, 2010 and the expenses borne by the Advisor subject to reimbursement by each Fund for the periods indicated were as follows:


                                                                                  Expenses Borne by Advisor Subject to Recovery
                                                                             _______________________________________________________

                                                                              Period        Period         Year
                                                 Advisory                      Ended         Ended         Ended
                                                    Fee         Expense      December      December      December
                                                  Waivers    Reimbursement   31, 2008      31, 2009      31, 2010         Total
                                              ______________________________________________________________________________________
First Trust Dow Jones Select MicroCap
   Index(SM) Fund                                $ 127,967       $    --      $ 68,793      $ 48,917      $ 127,967      $ 245,677
First Trust Morningstar(R) Dividend
   Leaders(SM) Index Fund                          147,279            --       139,071       137,066        147,279        423,416
First Trust US IPO Index Fund                       46,346        37,011        80,132        67,290         83,357        230,779
First Trust NASDAQ-100 Equal Weighted
   Index(SM) Fund                                   79,793            --        62,497        16,264         79,793        158,554
First Trust NASDAQ-100-Technology Sector
   Index(SM) Fund                                  206,140            --        41,362        20,687        206,140        268,189
First Trust NYSE Arca Biotechnology Index Fund      95,610            --        71,442        70,966         95,610        238,018
First Trust Dow Jones Internet Index(SM) Fund      139,852            --        51,795        46,260        139,852        237,907
First Trust Strategic Value Index Fund              83,712            --        41,333        86,736         83,712        211,781
First Trust Value Line(R) Equity Allocation
   Index Fund                                       38,930        11,458        42,356        31,276         50,388        124,020
First Trust Value Line(R) Dividend Index Fund      228,962            --       198,186       125,081        228,962        552,229
First Trust NASDAQ-100 Ex-Technology Sector
   Index(SM) Fund                                   57,769            --        44,692        46,747         57,769        149,208
First Trust NASDAQ(R) Clean Edge(R) Green
   Energy Index Fund                                66,287            --        96,621        74,427         66,287        237,335
First Trust S&P REIT Index Fund                     99,014            --       117,085       107,158         99,014        323,257
First Trust ISE Water Index Fund                    39,351            --        53,268        40,314         39,351        132,933
First Trust ISE-Revere Natural Gas Index Fund      212,049            --       109,371       195,399        212,049        516,819
First Trust ISE Chindia Index Fund                  83,567            --        91,365        90,414         83,567        265,346
First Trust Value Line(R) 100 Exchange
   Traded Fund                                     107,626            --       221,381        97,391        107,626        426,398
First Trust NASDAQ(R) ABA Community Bank
     Index Fund                                     32,025        12,775            --        44,294         44,800         89,094


The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the servicing agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNYM is responsible for custody of the Trust's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Trust's securities and cash. As transfer agent, BNYM is responsible for performing transfer agency services for the Trust. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.) provides certain administrative services to the Trust and the Funds in connection with the Trust's Board of Trustees meetings and other related matters. On July 1, 2010, The PNC Financial Services Group sold the outstanding stock of PNC Global Investment Servicing (U.S.) Inc. to The Bank of New York Mellon Corporation. At the closing of the sale, PNC Global Investment Servicing (U.S.) Inc. changed its name to BNY Mellon Investment Servicing (US) Inc.

James A. Bowen, the President of First Trust, on October 12, 2010, acquired 100% of the voting stock of The Charger Corporation, the general partner of First Trust (the "Transaction"). First Trust is a limited partnership with one limited partner and one general partner (The Charger Corporation). The Transaction is not expected to impact the day-to-day operations of the Funds or First Trust. The consummation of the Transaction was deemed to be an "assignment" (as defined in the 1940 Act) of the investment management agreement and distribution agreement for each Fund and resulted in the automatic termination of the agreements. In addition, the former expense reimbursement, fee waiver and recovery agreement terminated pursuant to its terms upon the termination of the investment management agreement.

The Trust's Board of Trustees approved an interim investment management agreements with First Trust which were entered into effective upon the closing of the Transaction and would be in effect for a maximum period of 150 days. New investment management agreements with First Trust have been approved by the Board of Trustees of the Fund and were submitted to shareholders of each Fund as of the record date (September 30, 2010) for approval to take effect upon such shareholder approval. Special meetings of the shareholders of the Funds were held on December 6, 2010, December 20, 2010, January 3, 2011 and January 20, 2011. A new investment management agreement between the Trust and First Trust relating to the change in control of First Trust Advisors L.P. was approved at certain of such meetings. The Trust's Board of Trustees also approved a new

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                        First Trust Exchange-Traded Fund
                               December 31, 2010

Distribution Agreement and Recovery Agreement, if applicable, for each Fund which were entered into effective upon the closing of the Transaction. See Submission of Matters to a Vote of Shareholders, in the Additional Information section of this report, for the results.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each additional trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with Board or Committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually and each of the Chairmen of the Nominating and Governance Committee and Valuation Committee is paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and allocated equally among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms ending December 31, 2011, before rotating to serve as chairman of another Committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the trusts for serving in such capacities.

4. Purchases and Sales of Securities

For the year ended December 31, 2010, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:


                                                                                        Purchases              Sales
                                                                                    _________________    _________________
First Trust Dow Jones Select MicroCap Index(SM) Fund                                $   46,267,796         $  46,234,807
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund                              21,208,271            20,983,561
First Trust US IPO Index Fund                                                            4,900,176             5,014,174
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                                    13,334,359            13,238,112
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                                 55,795,195            55,887,868
First Trust NYSE Arca Biotechnology Index Fund                                          51,545,621            53,558,010
First Trust Dow Jones Internet Index(SM) Fund                                           40,844,628            41,692,216
First Trust Strategic Value Index Fund                                                  79,933,566            79,951,906
First Trust Value Line(R) Equity Allocation Index Fund                                  15,719,710            15,712,635
First Trust Value Line(R) Dividend Index Fund                                           92,198,941            92,209,897
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                               3,226,609             3,207,506
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                              7,992,635             8,005,155
First Trust S&P REIT Index Fund                                                          8,113,847             8,167,831
First Trust ISE Water Index Fund                                                        15,889,014            15,948,987
First Trust ISE-Revere Natural Gas Index Fund                                          374,127,336           375,886,007
First Trust ISE Chindia Index Fund                                                      48,167,763            48,071,377
First Trust Value Line(R) 100 Exchange-Traded Fund                                     165,010,014           164,967,105
First Trust NASDAQ(R) ABA Community Bank Index Fund                                      2,046,879             2,039,276


For the year ended December 31, 2010, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:


                                                                                        Purchases              Sales
                                                                                    _________________    _________________
First Trust Dow Jones Select MicroCap Index(SM) Fund                                 $ 137,147,689         $  19,378,387
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund                              99,576,522            14,599,375
First Trust US IPO Index Fund                                                            5,499,092             3,279,966
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                                    63,181,112            37,043,038
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                                417,103,873           104,114,319
First Trust NYSE Arca Biotechnology Index Fund                                         197,368,148           101,971,372
First Trust Dow Jones Internet Index(SM) Fund                                          517,684,917           103,914,952
First Trust Strategic Value Index Fund                                                  52,137,908            70,660,482
First Trust Value Line(R) Equity Allocation Index Fund                                   7,022,325             7,854,271
First Trust Value Line(R) Dividend Index Fund                                           75,697,085            32,619,701
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                              16,502,181             7,759,807
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                              1,526,519             9,343,624
First Trust S&P REIT Index Fund                                                         66,392,858            26,119,384
First Trust ISE Water Index Fund                                                        17,136,623             8,790,321
First Trust ISE-Revere Natural Gas Index Fund                                          440,974,925           529,885,465
First Trust ISE Chindia Index Fund                                                      91,154,121            53,458,904
First Trust Value Line(R) 100 Exchange-Traded Fund                                      81,272,597            69,822,691
First Trust NASDAQ(R) ABA Community Bank Index Fund                                      8,542,886             4,423,043

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                        First Trust Exchange-Traded Fund
                               December 31, 2010

                   5. Creation, Redemption & Transaction Fees

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the daily NAV per Share of each Fund on the transaction date times the number of Shares in a Creation Unit. Purchasers of Creation Units must pay to BNYM, as transfer agent, a standard creation transaction fee (the "Creation Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

            Number of Securities             Creation
             in a Creation Unit           Transaction Fee
         __________________________     ___________________
                      1-100                     $500
                    101-200                   $1,000
                    201-300                   $1,500
                    301-400                   $2,000
                    401-500                   $2,500
                    501-600                   $3,000
                    601-700                   $3,500


The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. An additional variable fee of up to three times the Creation Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to transactions effected outside of the clearing process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. The price for each Creation Unit will equal the daily NAV per Share of a Fund on the transaction date times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Parties redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

               Number of Securities            Redemption
                in a Creation Unit           Transaction Fee
            __________________________     ___________________
                         1-100                     $500
                       101-200                   $1,000
                       201-300                   $1,500
                       301-400                   $2,000
                       401-500                   $2,500
                       501-600                   $3,000
                       601-700                   $3,500

The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable fee of up to three times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to redemptions effected outside of the clearing process or to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. A shareholder may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.

6. Distribution Plan

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, the Funds will not pay 12b-1 fees any time before May 15, 2011 (except for First Trust NASDAQ(R) ABA Community Bank Index Fund which will not pay 12b-1 fees any time before June 30, 2011).

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                        First Trust Exchange-Traded Fund
                               December 31, 2010

                               7. Indemnification

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

--------------------------------------------------------------------------------
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of First Trust Exchange-Traded Fund:

We have audited the accompanying statements of assets and liabilities of First Trust Exchange-Traded Fund, comprised of First Trust Dow Jones Select MicroCap Index(SM) Fund, First Trust Morningstar(R) Dividend Leaders(SM) Index Fund, First Trust US IPO Index Fund, First Trust NASDAQ-100 Equal Weighted Index(SM) Fund, First Trust NASDAQ-100-Technology Sector Index(SM) Fund, First Trust NYSE Arca Biotechnology Index Fund, First Trust Dow Jones Internet Index(SM) Fund, First Trust Strategic Value Index Fund (formerly known as First Trust DB Strategic Value Index Fund), First Trust Value Line(R) Equity Allocation Index Fund, First Trust Value Line(R) Dividend Index Fund, First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund, First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund, First Trust S&P REIT Index Fund, First Trust ISE Water Index Fund, First Trust ISE-Revere Natural Gas Index Fund, First Trust ISE Chindia Index Fund, First Trust Value Line(R) 100 Exchange-Traded Fund and First Trust NASDAQ(R) ABA Community Bank Index Fund (collectively, the "Funds"), including the portfolios of investments, as of December 31, 2010, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the Funds' custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting the First Trust Exchange-Traded Fund as of December 31, 2010, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.


/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
February 25, 2011

--------------------------------------------------------------------------------
Additional Information
--------------------------------------------------------------------------------

                        First Trust Exchange-Traded Fund
                         December 31, 2010 (Unaudited)


                      Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the period ended June 30, 2010 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

                               Portfolio Holdings

The Trust files a complete schedule of each Fund's portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available (1) by calling
(800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and
(4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            Federal Tax Information

For the taxable year ended December 31, 2010, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

                                                                          Dividends Received Deduction
                                                                      ____________________________________
First Trust Dow Jones Select MicroCap Index(SM) Fund                                100.00%
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund                          100.00%
First Trust US IPO Index Fund                                                       100.00%
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                                100.00%
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                             100.00%
First Trust NYSE Arca Biotechnology Index Fund                                           --
First Trust Dow Jones Internet Index(SM) Fund                                       100.00%
First Trust Strategic Value Index Fund                                              100.00%
First Trust Value Line(R) Equity Allocation Index Fund                              100.00%
First Trust Value Line(R) Dividend Index Fund                                       100.00%
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                           73.46%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                              --
First Trust S&P REIT Index Fund                                                          --
First Trust ISE Water Index Fund                                                    100.00%
First Trust ISE-Revere Natural Gas Index Fund                                       100.00%
First Trust ISE Chindia Index Fund                                                       --
First Trust Value Line(R) 100 Exchange-Traded Fund                                       --
First Trust NASDAQ(R) ABA Community Bank Index Fund                                 100.00%


For the taxable year ended December 31, 2010, the following percentages of income dividends paid by the Funds is hereby designated as qualified dividend income:

                                                                            Qualified Dividend Income
                                                                        _________________________________
First Trust Dow Jones Select MicroCap Index(SM) Fund                                100.00%
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund                          100.00%
First Trust US IPO Index Fund                                                       100.00%
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                                100.00%
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                             100.00%
First Trust NYSE Arca Biotechnology Index Fund                                           --
First Trust Dow Jones Internet Index(SM) Fund                                       100.00%
First Trust Strategic Value Index Fund                                              100.00%
First Trust Value Line(R) Equity Allocation Index Fund                              100.00%
First Trust Value Line(R) Dividend Index Fund                                       100.00%
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                          100.00%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                              --
First Trust S&P REIT Index Fund                                                          --
First Trust ISE Water Index Fund                                                    100.00%
First Trust ISE-Revere Natural Gas Index Fund                                       100.00%
First Trust ISE Chindia Index Fund                                                  100.00%
First Trust Value Line(R) 100 Exchange-Traded Fund                                       --
First Trust NASDAQ(R) ABA Community Bank Index Fund                                 100.00%


For the tax year ended December 31, 2010, the First Trust S&P REIT Index Fund designated $45,197, or amounts necessary, as long-term capital gain. During the tax year, Fund shareholders redeemed amounts in excess of our long-term capital gain and of these proceeds, $45,197, or amounts necessary, represents long-term capital gain from the Fund.

--------------------------------------------------------------------------------
Additional Information (Continued)
--------------------------------------------------------------------------------

                        First Trust Exchange-Traded Fund
                         December 31, 2010 (Unaudited)

                Submission of Matters to a Vote of Shareholders

Special meetings of the shareholders of the Funds were held on December 6, 2010, December 20, 2010, January 3, 2011 and January 20, 2011. A new investment management agreement between the Trust and First Trust relating to the change in control of First Trust Advisors L.P. was approved at certain of such meetings as detailed below. The terms of the new investment management agreement are substantially similar to the terms of the previous agreements.


           Ticker Symbol       Date of Vote         % of Voted        Voted For         Voted Against        Abstained
          _______________     ______________       ____________     ____________      ________________     ____________

                FDM              12/6/2010            62.83%        1,840,384              5,371              10,916
               QQEW              12/6/2010            51.39%        1,288,109             15,666               6,561
               QTEC              12/6/2010            56.42%        6,714,638             36,598              46,797
                FDN              12/6/2010            58.54%        6,379,155             19,386              40,541
                FVI              12/6/2010            55.63%          192,332              2,000                 381
               QQXT              12/6/2010            72.00%          646,766              1,008                 200
                FRI              12/6/2010            70.82%        3,135,275              5,233              10,825
                FIW              12/6/2010            51.07%        1,097,967             12,418              13,070
                FDL             12/20/2010            50.02%        2,346,778             53,693             200,803
                FPX               1/3/2011            53.92%          241,251              7,451              47,867
                FBT               1/3/2011            52.31%        2,180,970             29,815             195,518
                FDV               1/3/2011            52.42%          744,121             32,622              88,190
                FVD               1/3/2011            51.22%        5,539,652            172,812             683,786
               QCLN               1/3/2011            50.62%          942,236             34,209             187,722
                FNI               1/3/2011            50.31%        2,592,043             60,461             340,950
                FVL               1/3/2011            50.87%        2,256,802            112,857             244,798
               QABA               1/3/2011            52.45%          181,041              3,160              25,581
                FCG              1/20/2011            50.06%        9,111,862            265,456           1,135,890


                               Advisory Agreement

Board Considerations regarding Approval of Investment Management Agreements

The Board of Trustees of the First Trust Exchange-Traded Fund (the "Trust"), including the Independent Trustees, approved the Interim Investment Management Agreement and the New Investment Management Agreement (collectively, the "Agreements") with First Trust Advisors L.P. (the "Advisor") on behalf of the following series of the Trust (each a "Fund" and collectively, the "Funds"):

        First Trust Value Line(R) 100 Exchange-Traded Fund
        First Trust Value Line(R) Dividend Index Fund
        First Trust Dow Jones Select MicroCap Index(SM) Fund
        First Trust Morningstar(R) Dividend Leaders(SM) Index Fund First Trust US IPO Index Fund
        First Trust NASDAQ-100 Equal Weighted Index(SM) Fund
        First Trust NASDAQ-100-Technology Sector Index(SM) Fund First Trust NYSE Arca Biotechnology Index Fund
        First Trust Dow Jones Internet Index(SM) Fund
        First Trust Strategic Value Index Fund
        First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund First Trust Value Line(R) Equity Allocation Index Fund First Trust ISE Chindia Index Fund
        First Trust ISE Water Index Fund
        First Trust ISE-Revere Natural Gas Index Fund
        First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund First Trust S&P REIT Index Fund
        First Trust NASDAQ(R) ABA Community Bank Index Fund

The Board approved the Agreements at a meeting held on September 20, 2010. The Board determined that the terms of the Agreements are fair and reasonable and that the Agreements are in the best interests of the Trust and each Fund. The Board also determined that it believes that the scope and quality of services to be provided to the Trust and each Fund under the Agreements will be at least equivalent to the scope and quality of services provided under the current Investment Management Agreement with the Advisor (the "Original Agreement").

On August 25, 2010, the Independent Trustees were informed that James A. Bowen, the President of the Advisor and a Trustee and Chairman of the Board of the Trust, had entered into an agreement to acquire 100% of the common stock of The Charger Corporation, the general partner of the Advisor (the "Transaction"), the consummation of which would constitute a "change of control" of the Advisor and would result in the "assignment" and termination of the Original Agreement under its terms and in accordance with Section 15 of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 31, 2010, counsel to the Independent Trustees forwarded to Mr. Bowen and the Advisor a request for information regarding the Transaction. In anticipation of the consummation of

--------------------------------------------------------------------------------
Additional Information (Continued)
--------------------------------------------------------------------------------

                        First Trust Exchange-Traded Fund
                         December 31, 2010 (Unaudited)

the Transaction, the Board at its meeting held on September 20, 2010, considered the information provided by Mr. Bowen and the Advisor in response to the Independent Trustees' request for information and considered the approval of the Agreements.

To reach its determination, the Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. In connection with its deliberations regarding the Agreements, the Board noted the Advisor's representation that apart from their effective and termination dates and any provisions of the Interim Investment Management Agreement required by Rule 15a-4 under the 1940 Act, the Agreements were the same in all material respects as the Original Agreement. The Board noted that it had recently considered the Advisor's capabilities and the terms of the Original Agreement at a meeting held on March 21-22, 2010 and had determined to renew the Original Agreement on behalf of each Fund, except for First Trust NASDAQ(R) ABA Community Bank Index Fund, for an additional one-year term (the "2010 Renewal"). The Board noted that it had approved the Original Agreement on behalf of First Trust NASDAQ(R) ABA Community Bank Index Fund for an initial two-year term ending July 1, 2011. The Board considered that in connection with the 2010 Renewal, it had received a report from the Advisor that, among other things, outlined the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the advisory fee for each Fund as compared to fees charged by investment advisors to comparable funds and as compared to fees charged to other clients of the Advisor; expenses of each Fund compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall out benefits to the Advisor and its affiliate, First Trust Portfolios L.P.; and information on the Advisor's compliance program. Prior to the September meeting, the Advisor represented to the Board that there had been no material changes to the information provided in March 2010 in connection with the 2010 Renewal and that the Board could continue to rely on such information.

Because the Board determined that any differences between the Original Agreement and the Agreements were immaterial, the Board determined that much of its previous analysis in connection with the 2010 Renewal applied to its review and consideration of the Agreements. The Board considered that the information presented in connection with the 2010 Renewal was also relevant to First Trust NASDAQ(R) ABA Community Bank Index Fund. Accordingly, the Board took note of such prior analysis and supplemented it with the additional considerations noted below. The Independent Trustees also met separately with their independent legal counsel to discuss the Transaction and their consideration of the Agreements.

In reviewing the Agreements for each Fund, the Board considered the nature, quality and extent of services to be provided by the Advisor under the Agreements. The Board noted that the Transaction was not expected to result in any changes to the personnel of the Advisor responsible for providing services to the Trust and each Fund. The Board also considered the representations of the Advisor that there will be no diminution in services provided under the Agreements. In light of the information presented and the considerations made at the September meeting, including the considerations made in connection with the 2010 Renewal, the Board concluded that the nature, quality and extent of services to be provided to the Trust and each Fund by the Advisor under the Agreements are expected to be satisfactory.

The Board considered the advisory fees payable by each Fund under the Agreements, noting that they would be the same as the fees payable by each Fund under the Original Agreement. The Board considered that the Advisor agreed to extend the expense cap for each Fund for a two-year period in connection with the approval of the Agreements. For each Fund, the Board noted that expenses borne by the Advisor are proposed to be subject to reimbursement by the Fund for up to three years from the date the fee or expense was incurred, but no reimbursement payment would be made by the Fund if it would result in the Fund exceeding an expense ratio equal to the expense cap in place at the time the expenses were borne by the Advisor. The Board considered that in connection with the 2010 Renewal it had reviewed the fees charged by the Advisor to other exchange-traded funds ("ETFs") and other advisory clients with investment objectives and policies similar to the Funds', noting that those fees generally were similar to the fees charged to the Funds. The Board also considered performance information for each Fund, including each Fund's quarterly performance report, which is part of the process that the Board has established for monitoring each Fund's performance and portfolio risk on an ongoing basis. In light of the information presented on the fees and performance of each Fund and the considerations made at the September meeting, including the considerations made in connection with the 2010 Renewal, the Board concluded that the advisory fees for each Fund were reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by the Advisor to each Fund under the Agreements.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board concluded that the advisory fee for each Fund continues to reflect an appropriate level of sharing of any economies of scale at current asset levels. The Board noted that in connection with the 2010 Renewal it had reviewed the costs of the services provided and profits realized by the Advisor from serving as investment advisor to each Fund other than First Trust NASDAQ(R) ABA Community Bank Index Fund for the twelve months ended December 31, 2009 and had noted that the Advisor estimated that it incurred a loss in providing services to each such Fund in 2009 except for First Trust Value Line(R) Dividend Index Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and First Trust Portfolios L.P. their exposure to investors and brokers who, in the absence of the Funds, may have had no dealings with the Advisor, and noted that the Advisor does not utilize soft dollars in connection with its management of the Funds' portfolios.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreements are fair and reasonable and that the Agreements are in the best interests of Trust and each Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
Additional Information (Continued)
--------------------------------------------------------------------------------

                        First Trust Exchange-Traded Fund
                         December 31, 2010 (Unaudited)

                             Licensing Information

Dow Jones, Dow Jones Internet Composite Index(SM) and Dow Jones Select MicroCap Index(SM) are products of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC ("CME") and have been licensed for use. "Dow Jones(R)", "Dow Jones Internet Composite Index(SM)", "Dow Jones Select MicroCap Index(SM)" and "Dow Jones Indexes" are service marks of Dow Jones Trademark Holdings, LLC ("Dow Jones") and have been licensed to CME and have been sublicensed for use for certain purposes by First Trust on behalf of the Funds. The First Trust Dow Jones Select MicroCap Index(SM) Fund, based on the Dow Jones Select MicroCap Index(SM) and the First Trust Dow Jones Internet Index(SM) Fund, based on the Dow Jones Internet Composite Index(SM), are not sponsored, endorsed, sold or promoted by CME, Dow Jones or their respective affiliates, and CME, Dow Jones and their respective affiliates make no representation regarding the advisability of trading in such Funds.

Morningstar is a service mark of Morningstar, Inc. and has been licensed for use. The First Trust Morningstar(R) Dividend Leaders(SM) Index Fund is not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc., nor does this company make any representation regarding the advisability of investing in the Fund.

The Fund is not sponsored, endorsed, sold or promoted by IPOX(R). IPOX(R) makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. IPOX(R)'s only relationship to First Trust is the licensing of certain trademarks and trade names of IPOX(R) and of the U.S. IPOX(R) 100 Index, which is determined, composed and calculated by IPOX(R) without regard to First Trust or the Fund. IPOX(R) IS A REGISTERED INTERNATIONAL TRADEMARK OF IPOX(R) SCHUSTER LLC AND IPOX(R) SCHUSTER, IPOX(R)-100 AND IPOX(R)-30 ARE TRADEMARKS AND SERVICE MARKS OF IPOX(R) SCHUSTER LLC (WWW.IPOXSCHUSTER.COM) AND HAVE BEEN LICENSED FOR CERTAIN PURPOSES FROM IPOX(R) SCHUSTER LLC TO FIRST TRUST PURSUANT TO THE PRODUCT LICENSE AGREEMENT. A PATENT WITH RESPECT TO THE IPOX(R) INDEX METHODOLOGY HAS BEEN ISSUED (U.S. PAT. NO. 7,698,197).

NASDAQ(R), NASDAQ-100(R), NASDAQ-100 Index(R), NASDAQ-100 Technology Sector Index(SM), NASDAQ-100 Equal-Weighted Index(SM), and NASDAQ-100 Ex-Tech Sector Index(SM), are trademarks of The NASDAQ OMX Group, Inc. ("NASDAQ OMX") or its affiliates (NASDAQ OMX with its affiliates are referred to as the "Corporations") and are licensed for use by First Trust Advisors L.P. The Funds have not been passed on by the Corporations as to their legality or suitability. The Funds are not issued, endorsed, sold, or promoted by the Corporations. The Fund should not be construed in anyway as investment advice by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUNDS.

NASDAQ(R) and Clean Edge(R) are the registered trademarks (the "Marks") of The NASDAQ OMX Group, Inc. ("NASDAQ OMX"), Clean Edge(R) or their affiliates (NASDAQ OMX and Clean Edge(R), collectively with their affiliates, are referred to herein as the "Corporations"). The Marks are licensed for use by First Trust Advisors L.P. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. The Fund should not be construed in any way as investment advice by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

NASDAQ(R), OMX(R), NASDAQ OMX(R), and NASDAQ OMX(R) ABA Community Bank Index(SM) are trademarks of The NASDAQ OMX Group, Inc. ("NASDAQ OMX"), American Bankers Association ("ABA") or their affiliates (NASDAQ OMX and ABA, collectively with their affiliates, are referred to as the "Corporations") and are licensed for use by First Trust Advisors L.P. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

The NYSE Arca Biotechnology Index(SM) is a trademark of the NYSE Euronext or its affiliates ("NYSE Euronext") and is licensed for use by First Trust Advisors L.P. The Fund is not sponsored or endorsed by the NYSE Euronext. NYSE Euronext makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in the Fund or the ability of the Fund to track the performance of the various sectors represented in the stock market. NYSE Euronext has no obligation to take the needs of the owners of the Fund into consideration in determining, composing or calculating the Index. NYSE Euronext is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of the Fund.

"Credit Suisse", "HOLT" and "Credit Suisse U.S. Value Index, Powered by HOLT(TM)," are trademarks of Credit Suisse Group, Credit Suisse Securities (USA) LLC or one of their affiliates (collectively, "Credit Suisse"), and have been licensed for use for certain purposes by First Trust. THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY CREDIT SUISSE OR THE INDEX CALCULATION AGENT, AND CREDIT SUISSE AND THE INDEX CALCULATION AGENT MAKE NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, REGARDING THE ADVISABILITY OF INVESTING OR TRADING IN SUCH PRODUCT(S) OR IN SECURITIES GENERALLY, THE RESULTS TO BE OBTAINED FROM THE USE OF THE CREDIT SUISSE US VALUE INDEX, POWERED BY HOLT, THE FIGURE AT WHICH THE SAID INDEX STANDS AT ANY PARTICULAR TIME ON ANY PARTICULAR DAY OR OTHERWISE. CREDIT SUISSE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE

--------------------------------------------------------------------------------
Additional Information (Continued)
--------------------------------------------------------------------------------

                        First Trust Exchange-Traded Fund
                         December 31, 2010 (Unaudited)

OR USE WITH RESPECT TO THE CREDIT SUISSE US VALUE INDEX, POWERED BY HOLT(TM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL CREDIT SUISSE OR THE INDEX CALCULATION AGENT HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN CREDIT SUISSE AND FIRST TRUST.

"Value Line(R)", "Value Line(R) Equity Allocation Index(TM)", "Value Line(R) Dividend Index(TM)" and "Value Line(R) 100 Index(TM)" are trademarks of Value Line(R), Inc. and have been licensed for use for certain purposes by First Trust Advisors L.P. on behalf of the Funds. The First Trust Value Line(R) Equity Allocation Index Fund, based on the Value Line(R) Equity Allocation Index(TM), the First Trust Value Line(R) Dividend Index Fund, based on the Value Line(R) Dividend Index(TM) and the First Trust Value Line(R) 100 Exchange-Traded Fund, based on the Value Line(R) 100 Index(TM), are not sponsored, endorsed, sold, or promoted by Value Line(R), Inc., and Value Line(R) makes no representation regarding the advisability of investing in the Funds.

Standard & Poor's(R) and S&P(R) are registered trademarks of Standard & Poor's Financial Services LLC ("S&P") and have been licensed for use by First Trust Advisors L.P. The First Trust S&P REIT Index Fund is not sponsored, endorsed, sold or promoted by S&P or its affiliates, and S&P and its affiliates make no representation, warranty or condition regarding the advisability of buying, selling or holding shares of the Fund.

"International Securities Exchange(TM)", "ISE(TM)", "ISE Water Index(TM)", "ISE ChIndia Index(TM)" and the "ISE-REVERE Natural Gas Index(TM)" are trademarks of the International Securities Exchange, LLC and have been licensed for use for certain purposes by First Trust Advisors L.P. Each Fund, based on its corresponding index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange, LLC and the International Securities Exchange, LLC makes no representation regarding the advisability of trading in such Funds.

--------------------------------------------------------------------------------
Board of Trustees and Officers
--------------------------------------------------------------------------------

                        First Trust Exchange-Traded Fund
                         December 31, 2010 (Unaudited)


Each Fund's respective statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.

                                                                                                 Number of
                                                                                               Portfolios in
                                    Term of Office                                             the First Trust       Other
   Name, Address,                   and Year First                                              Fund Complex     Trusteeships or
  Date of Birth and                   Elected or               Principal Occupations            Overseen by       Directorships
Position with the Trust               Appointed                 During Past 5 Years               Trustee        Held by Trustee

-----------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------


Richard E. Erickson, Trustee       o  Indefinite Term  Physician; President, Wheaton                 67           None
c/o First Trust Advisors L.P.                          Orthopedics; Co-Owner and Co-Director
120 E. Liberty Drive,              o  Since Inception  (January 1996 to May 2007), Sports Med
 Suite 400                                             Center for Fitness; Limited Partner,
Wheaton, IL 60187                                      Gundersen Real Estate Limited
D.O.B.: 04/51                                          Partnership; Member, Sportsmed LLC


Thomas R. Kadlec, Trustee          o  Indefinite Term  President (March 2010 to Present),            67          Director of ADM
c/o First Trust Advisors L.P.                          Senior Vice President and Chief                           Investor Services,
120 E. Liberty Drive,              o  Since Inception  Financial Officer (May 2007 to                            Inc. and ADM
 Suite 400                                             March 2010), Vice President and                           Investor Services,
Wheaton, IL 60187                                      Chief Financial Officer (1990 to                          International
D.O.B.: 11/57                                          May 2007), ADM Investor Services,
                                                       Inc. (Futures Commission Merchant)


Robert F. Keith, Trustee           o  Indefinite Term  President (2003 to Present), Hibs             67           None
c/o First Trust Advisors L.P.                          Enterprises (Financial and Management
120 E. Liberty Drive,              o  Since Inception  Consulting)
 Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee           o Indefinite Term   President (June 2002 to Present), Covenant    67           Director of
c/o First Trust Advisors L.P.                          College                                                    Covenant
120 E. Liberty Drive,              o Since Inception                                                              Transport Inc.
 Suite 400
Wheaton, IL 60187
D.O.B.: 03/54


-----------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------

James A. Bowen(1), Trustee,        o Indefinite Term   Chief Executive Officer (December 2010        67          Trustee of
President, Chairman of the                             to Present), President (until                             Wheaton College
Board and CEO                      o Since Inception   December 2010), First Trust Advisors
120 E. Liberty Drive,                                  L.P. and First Trust Portfolios L.P.;
 Suite 400                                             Chairman of the Board of Directors,
Wheaton, IL 60187                                      BondWave LLC (Software Development
D.O.B.: 09/55                                          Company/Investment Advisor) and
                                                       Stonebridge Advisors LLC (Investment
                                                       Advisor)

1  Mr. Bowen is deemed an "interested person" of the Trust due to his position as
   Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
Board of Trustees and Officers (Continued)
--------------------------------------------------------------------------------

                        First Trust Exchange-Traded Fund
                         December 31, 2010 (Unaudited)


                           Position and             Term of Office
 Name, Address                Offices                and Length of                    Principal Occupations
and Date of Birth            with Trust                 Service                       During Past 5 Years

-----------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICERS WHO ARE NOT TRUSTEES(2)
-----------------------------------------------------------------------------------------------------------------------------------

Mark R. Bradley         Treasurer, Chief Financial    o Indefinite Term       Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,   Officer and Chief                                     and Chief Financial Officer, First Trust Advisors
 Suite 400              Accounting Officer            o Since Inception       L.P. and First Trust Portfolios L.P.; Chief
Wheaton, IL 60187                                                             Financial Officer, BondWave LLC (Software Development
D.O.B.: 11/57                                                                 Company/Investment Advisor) and Stonebridge
                                                                              Advisors LLC (Investment Advisor)

Erin E. Chapman         Assistant Secretary           o Indefinite Term       Assistant General Counsel (October 2007 to
120 E. Liberty Drive,                                                         Present), Associate Counsel (March 2006 to
 Suite 400                                            o Since June 2009       October 2007), First Trust Advisors L.P. and First
Wheaton, IL 60187                                                             Trust Portfolios L.P.; Associate Attorney
D.O.B.: 08/76                                                                 (November 2003 to March 2006), Doyle & Bolotin, Ltd.

James M. Dykas          Assistant Treasurer           o Indefinite Term       Controller (January 2011 to Present) and Senior
120 E. Liberty Drive,                                                         Vice President (April 2007 to Present), Vice
 Suite 400                                            o Since Inception       President (January 2005 to April 2007), First Trust
Wheaton, IL 60187                                                             Advisors L.P. and First Trust Portfolios L.P.
D.O.B.: 01/66

W. Scott Jardine        Secretary                     o Indefinite Term       General Counsel, First Trust Advisors L.P. and First
120 E. Liberty Drive,                                                         Trust Portfolios L.P.; Secretary, BondWave LLC
 Suite 400                                            o Since Inception       (Software Development Company/Investment
Wheaton, IL 60187                                                             Advisor) and Stonebridge Advisors LLC
D.O.B.: 05/60                                                                 (Investment Advisor)

Daniel J. Lindquist     Vice President                o Indefinite Term       Senior Vice President (September 2005 to
120 E. Liberty Drive,                                                         Present), Vice President (April 2004 to September
 Suite 400                                            o Since Inception       2005), First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                             Portfolios L.P.
D.O.B.: 02/70

Coleen D. Lynch         Assistant Vice President      o Indefinite Term       Assistant Vice President (January 2008 to Present),
120 E. Liberty Drive,                                                         First Trust Advisors L.P. and First Trust Portfolios
 Suite 400                                            o Since July 2008       L.P.; Vice President (May 1998 to January 2008),
Wheaton, IL 60187                                                             Van Kampen Asset Management and Morgan
D.O.B.: 07/58                                                                 Stanley Investment Management

Kristi A. Maher         Assistant Secretary and       o Indefinite Term       Deputy General Counsel (May 2007 to Present),
120 E. Liberty Drive,   Chief Compliance              o Assistant Secretary   Assistant General Counsel (March 2004 to May
 Suite 400              Officer                         Since June 2006       2007), First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                     o Chief Compliance      Portfolios L.P.
D.O.B.: 12/66                                           Officer since
                                                        January 2011

Roger F. Testin         Vice President                o Indefinite Term       Senior Vice President (November 2003 to Present),
120 E. Liberty Drive,                                                         Vice President (August 2001 to November 2003),
 Suite 400                                            o Since Inception       First Trust Advisors L.P. and First Trust Portfolios
Wheaton, IL 60187                                                             L.P.
D.O.B.: 06/66

Stan Ueland             Vice President                o Indefinite Term       Vice President (August 2005 to Present), First Trust
120 E. Liberty Drive,                                                         Advisors L.P. and First Trust Portfolios L.P; Vice
 Suite 400                                            o Since Inception       President (May 2004 to August 2005), BondWave
Wheaton, IL 60187                                                             LLC (Software Development Company/Investment
D.O.B.: 11/70                                                                 Advisor)


2 The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
Risk Considerations (Unaudited)
--------------------------------------------------------------------------------

Risks are inherent in all investing. You should consider each Fund's investment objective, risks, charges and expenses carefully before investing. You can download each Fund's prospectus at http://www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund. For additional information about the risks associated with investing in the Funds, please see the Funds' statement of additional information, as well as other regulatory filings. Read these documents carefully before you invest. First Trust Portfolios L.P. is the distributor of the First Trust Exchange-Traded Fund.

The following summarizes some of the risks that should be considered for the Funds.

Risk Considerations:

Each Fund's shares will change in value, and you could lose money by investing in a Fund. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments. Overall stock market values could decline generally or could underperform other investments.

An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. Investors buying or selling Fund shares on the secondary market may incur brokerage commissions. In addition, investors who sell Fund shares may receive less than the Fund shares' net asset value. Unlike shares of open-end funds, investors are generally not able to purchase exchange-traded fund ("ETF") shares directly from a Fund and individual ETF shares are not redeemable. However, specified large blocks of ETF shares called creation units can be purchased from, or redeemed to, a Fund.

Each Fund is subject to index tracking risk. You should anticipate that the value of Fund shares will decline, more or less, in correlation with any decline in the value of the index that the Fund seeks to track.

Each Fund's return may not match the return of the index it seeks to track for a number of reasons. While First Trust seeks to have a correlation of 0.95 or better, before expenses, between a Fund's performance and the performance of its corresponding index, there can be no assurance that a Fund will be able to achieve such a correlation. Accordingly, each Fund's performance may correlate to a lesser extent and may possibly vary substantially from the performance of its corresponding index.

Each Fund is also exposed to additional market risk due to a policy of investing principally in the securities included in its corresponding index. As a result of such policies, securities held by each Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. As a result, each Fund will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the index the Fund seeks to track.

Each Fund relies on a license from an index provider that permits the Fund to use its corresponding index and associated trade names and trademarks in connection with the name and investment strategies of the Fund. Such licenses may be terminated by the respective index provider and, as a result, each Fund may lose its ability to use such intellectual property. There is also no guarantee that the index provider has all rights to license the respective intellectual property to First Trust, on behalf of the Fund. Accordingly, in the event the license is terminated or the index provider does not have rights to license the particular intellectual property, it may have a significant effect on the operation of the related Fund.

Each Fund is subject to issuer specific changes risk. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Each Fund will be concentrated in the securities of companies of a given industry if the Fund's corresponding index is concentrated in such industry. A concentration makes a Fund more susceptible to any single occurrence affecting the related industry and may subject a Fund to greater market risk than less concentrated funds.

With the exception of First Trust Dow Jones Select MicroCap Index(SM) Fund, First Trust Value Line(R) Dividend Index Fund, First Trust Value Line(R) Equity Allocation Index Fund and First Trust Value Line(R) 100 Exchange-Traded Fund, each Fund is considered to be non-diversified. As a result, those Funds are exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, changes in the market value of a single portfolio security could cause greater fluctuations in share price than would occur in a diversified fund. Furthermore, non-diversified funds are more susceptible to any single political, regulatory or economic occurrence.

The Funds are not actively managed. The Funds may be affected by a general decline in certain market segments relating to their corresponding index. The Funds invests in securities included in or representative of their corresponding index regardless of their investment merit. The Funds generally will not attempt to take defensive positions in declining markets.

The First Trust Dow Jones Select MicroCap Index(SM) Fund invests in micro-capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, may be less liquid, and may experience greater price volatility than larger, more established companies.

--------------------------------------------------------------------------------
Risk Considerations (Unaudited) (Continued)
--------------------------------------------------------------------------------

The First Trust NASDAQ-100 Equal Weighted Index(SM) Fund, the First Trust NASDAQ-100-Technology Sector Index(SM) Fund and the First Trust Dow Jones Internet Index(SM) Fund invest in stocks of companies in the technology sector. You should be aware that an investment in a portfolio which invests in a particular sector involves additional risks, including limited diversification. The companies engaged in the technology sector are subject to fierce competition and high research and development costs, and their products and services may be subject to rapid obsolescence.

The First Trust NYSE Arca Biotechnology Index Fund is concentrated in stocks of companies in the biotechnology sector. You should be aware that an investment in a portfolio which is concentrated in a particular sector involves additional risks, including limited diversification. The companies engaged in the biotechnology sector are subject to fierce competition, substantial research and development costs, governmental regulations and pricing constraints, and their products and services may be subject to rapid obsolescence.

The First Trust NYSE Arca Biotechnology Index Fund invests in the securities of companies in the health care sector. Because companies in the health care sector are involved in medical services or health care including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services, general problems of these companies include extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulations.

The First Trust US IPO Fund invests in companies that have recently conducted an initial public offering. The stocks of such companies are often subject to extreme price volatility and speculative trading.

The First Trust Morningstar(R) Dividend Leaders(SM) Index Fund, First Trust S&P REIT Index Fund, First Trust Value Line(R) Dividend Index Fund and First Trust NASDAQ(R) ABA Community Bank Index Fund invest in securities of companies in the financials sector. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business. Although recently enacted legislation repealed most of the barriers which separated the banking, insurance and securities industries, these industries are still extensively regulated at both the federal and state level and may be adversely affected by increased regulations. The downturn in the U.S. and world economies has adversely affected banks, thrifts and other companies in the financials sector.

The First Trust US IPO Fund, the First Trust Dow Jones Internet Index(SM) Fund, the First Trust ISE Chindia Index Fund, the First Trust NASDAQ-100 Equal Weighted Index(SM) Fund, the First Trust NASDAQ-100-Technology Sector Index(SM) Fund and the First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund invest in securities of companies in the information technology industry. Information technology companies are generally subject to the risks of rapidly changing technologies; short product life cycles; fierce competition; and aggressive pricing and reduced profit margins.

The First Trust Strategic Value Index Fund and the First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund invest in the securities of companies in the consumer discretionary sector. Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

The First Trust ISE-Revere Natural Gas Index Fund invests in the securities of companies in the energy sector. General problems of issuers in the energy sector include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reduced demand as a result of increases in energy efficiency and energy conservation, the success of exploration projects, clean-up and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments. In addition, recent oil prices have been at historic highs and extremely volatile.

The First Trust ISE Water Index Fund and the First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund invest in the securities of companies in the industrials sector. General risks of these companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

The First Trust S&P REIT Index Fund invests in companies in the real estate industry, including real estate investment trusts ("REITs") and is subject to the risks associated with investing in real estate (any of which could cause the value of a REIT's stock price to decline), which may include, but are not limited to, possible declines in the value of real estate, adverse general and local economic conditions, possible lack of availability of mortgage funds, overbuilding in a REIT's market, changes in interest rates and environmental problems. Furthermore, increases in interest rates typically lower the present value of a REIT's future earnings stream, and may make financing property purchases and improvements more costly.

--------------------------------------------------------------------------------
Risk Considerations (Unaudited) (Continued)
--------------------------------------------------------------------------------

With the exception of First Trust Strategic Value Index Fund and First Trust Dow Jones Select MicroCap Index(SM) Fund, the Funds may invest in small capitalization and mid-capitalization companies. Such companies' securities may be less liquid and may experience greater price volatility than securities of larger, more established companies.

Because a Fund's corresponding index may include American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs") and/or stocks of non-U.S. companies, the investments of certain Funds, including but not limited to, the First Trust ISE Chindia Index Fund, the First Trust ISE-Revere Natural Gas Index Fund, the First Trust ISE Water Index Fund and the First Trust Value Line(R) 100 Exchange-Traded Fund, involve risks of investing in non-U.S. securities that are in addition to the risk associated with domestic securities. Non-U.S. companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, non-U.S. accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, non-U.S. companies are exposed to additional economic, political, social or diplomatic events. ADRs and ADSs also involve substantially identical risks to those associated with investments in non-U.S. securities. In addition, the issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

The First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund invests in renewable and alternative energy companies. You should be aware that share prices of renewable and alternative energy companies have been significantly more volatile than shares of companies operating in other more established industries and the securities included in the First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund may be subject to sharp price declines. This industry is relatively nascent and under-researched in comparison to more established and mature sectors, and should therefore be regarded as having greater investment risk.

The First Trust ISE Water Index Fund invests in companies in the potable water and wastewater industries. You should be aware that adverse developments in these industries may significantly affect the value of the shares of the First Trust ISE Water Index Fund. Companies involved in the potable water and wastewater industries are subject to environmental considerations, taxes, government regulation, price and supply fluctuations, competition and conservation.

The First Trust ISE-Revere Natural Gas Index Fund invests in companies in the natural gas industry. You should be aware that one of the natural gas industry's primary risks is the competitive risk associated with the prices of alternative fuels, such as coal and oil. Additionally, the natural gas industry is sensitive to increased interest rates because of the industry's capital intensive nature. Furthermore, there are additional risks and hazards that are inherent in the natural gas industry that may cause the price of natural gas to widely fluctuate.

The First Trust ISE Chindia Index Fund invests in the securities of Chinese and Indian companies. You should be aware that investments in such companies are subject to additional risks, which are associated with possible adverse economic, political and social developments in those countries.

The First Trust NASDAQ(R) ABA Community Bank Index Fund is concentrated in the securities of NASDAQ(R) listed community banks as defined by its corresponding index which involves additional risks, including limited diversification. These companies are subject to certain risks, including the adverse effects of volatile interest rates, economic recession, increased competition from new entrants in the field, and potential increased regulation. The financial performance of these companies may also be highly dependent upon the business environment in certain geographic regions of the United States and may be adversely impacted by any downturn or unfavorable economic or employment developments in their local markets and the United States as a whole. These companies may also be subject to interest rate risks and changes in monetary policy as their earnings are largely dependent upon their net interest income and lending risks that could further increase because of increases in interest rates and/or continuing economic weakness.


          NOT FDIC INSURED   NOT BANK GUARANTEED    MAY LOSE VALUE

--------------------------------------------------------------------------------
Privacy Policy
--------------------------------------------------------------------------------

                        First Trust Exchange-Traded Fund
                         December 31, 2010 (Unaudited)

Privacy Policy

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") value our relationship with you and consider your privacy an important priority in maintaining our relationship. We are committed to protecting the security and confidentiality of your personal information.

Sources of Information

We may collect nonpublic personal information about you from the following sources:

      o Information we receive from you or your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies." For example, we may identify the pages on our website that your browser requests or visits.

Information Collected

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

Disclosure of Information

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required by law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).


In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

Confidentiality and Security

With regard to our internal security procedures, each Fund restricts access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

Policy Updates and Inquiries

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time; however if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at (800) 621-1675 (First Trust Portfolios) or (800) 222-6822 (First Trust Advisors).

[LOGO OMITTED]  FIRST TRUST


First Trust Exchange-Traded Fund



INVESTMENT ADVISOR

First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187


ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT

The Bank of New York Mellon
101 Barclay Street
New York, NY 10286


BOARD ADMINISTRATOR

BNY Mellon Investment Servicing (US), Inc.
301 Bellevue Parkway
Wilmington, DE 19809


INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606


LEGAL COUNSEL

Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

ITEM 2. CODE OF ETHICS.

   (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

   (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

   (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

   (e) Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Thomas

R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $427,500 for 2009 and $415,475 for 2010.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for 2009 and $0 for 2010.

         Audit-Related Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2009 and $0 for 2010.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $73,850 for 2009 and $75,298.20 for 2010.

         Tax Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser and distributor were $0 for 2009 and $0 for 2010.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2009 and $0 for 2010.

         All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2009 and $0 for 2010.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%

                          (c)  0%

                          (d)  0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for 2009 were $73,850 for the registrant, $36,000 for the registrant's investment adviser and $37,300 for the registrant's distributor, and for 2010 were $75,298.20 for the registrant, $6,000 for the registrant's investment adviser and $57,145 for the registrant's distributor.

      (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 consisting of all the independent directors of the Registrant. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)   Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
         Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)   Not Applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) First Trust Exchange-Traded Fund
             -------------------------------------------------------------------

By (Signature and Title)*  /s/ James A. Bowen
                           -----------------------------------------------------
                           James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                           (principal executive officer)

Date  February 23, 2011
      ----------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ James A. Bowen
                           -----------------------------------------------------
                           James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                           (principal executive officer)

Date  February 23, 2011
      ----------------------


By (Signature and Title)*  /s/ Mark R. Bradley
                           -----------------------------------------------------
                           Mark R. Bradley, Treasurer, Chief Financial Officer and Chief Accounting Officer
                           (principal financial officer)

Date  February 23, 2011
      ----------------------



* Print the name and title of each signing officer under his or her signature.